                                                                               .
                                                                               .
                                                                               .

                                                                     -------------------------
                                                                     OMB APPROVAL
                                                                     -------------------------
                                                                     OMB Number: 3235-0570

                                                                     Expires: Nov. 30, 2005

                                                                     Estimated average burden
                                                                     hours per response:   5.0
                                                                     -------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number                    811-6463
                                   ---------------------------------------------


                         AIM International Mutual Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
                             (Address of principal
                         executive offices) (Zip code)


    Robert H. Graham    11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:       (713) 626-1919
                                                   -----------------------------


Date of fiscal year end:       10/31
                         ------------------


Date of reporting period:     10/31/04
                         ------------------

                                                    AIM ASIA PACIFIC GROWTH FUND
                                Annual Report to Shareholders o October 31, 2004


                                 [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

====================================================================================================================================
AIM ASIA PACIFIC GROWTH FUND SEEKS TO PROVIDE LONG-TERM CAPITAL GROWTH.

o Unless otherwise stated, information presented in this report is as of 10/31/04 and is based on total net assets.
====================================================================================================================================

ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT             the net assets of the fund at period end
                                                                                           for financial reporting purposes, and as
o Effective 9/30/03, Class B shares are      o The unmanaged MSCI Europe, Australasia      such, the net asset values for
not available as an investment for           and the Far East Index (the MSCI EAFE         shareholder transactions and the returns
retirement plans maintained pursuant to      --Registered Trademark--) is a group of       based on those net asset values may
Section 401 of the Internal Revenue          foreign securities tracked by Morgan          differ from the net asset values and
Code, including 401(k) plans, money          Stanley Capital International.                returns reported in the Financial
purchase pension plans and profit                                                          Highlights.
sharing plans. Plans that have existing      o The MSCI All Country (AC) Asia Pacific
accounts invested in Class B shares will     Free ex-Japan Index is a group of             o Industry classifications used in this
continue to be allowed to make               developed and emerging Asian and              report are generally according to the
additional purchases.                        Asia-Pacific markets (except Japan)           Global Industry Classification Standard,
                                             covered by Morgan Stanley Capital             which was developed by and is the
PRINCIPAL RISKS OF INVESTING IN THE FUND     International. A "free" index represents      exclusive property and a service mark of
                                             investable opportunities for global           Morgan Stanley Capital International
o International investing presents           investors, taking into account the local      Inc. and Standard & Poor's.
certain risks not associated with            market restrictions on share ownership
investing solely in the United States.       by foreign investors.                         The fund files its complete schedule of
These include risks relating to                                                            portfolio holdings with the Securities
fluctuations in the value of the U.S.        o The unmanaged Lipper Pacific ex-Japan       and Exchange Commission ("SEC") for the
dollar relative to the values of other       Fund Index represents an average of the       1st and 3rd quarters of each fiscal year
currencies, the custody arrangements         largest Pacific ex-Japan funds tracked        on Form N-Q. The fund's Form N-Q filings
made for the fund's foreign holdings,        by Lipper, Inc., an independent mutual        are available on the SEC's Web site at
differences in accounting, political         fund performance monitor, and is              http://www.sec.gov. Copies of the fund's
risks and the lesser degree of public        considered representative of Pacific          Forms N-Q may be reviewed and copied at
information required to be provided by       ex-Japan stocks.                              the SEC's Public Reference Room at 450
non-U.S. companies.                                                                        Fifth Street, N.W., Washington, D.C.
                                             o The unmanaged Standard & Poor's             20549-0102. You can obtain information
o Investing in emerging markets involves     Composite Index of 500 Stocks (the S&P        on the operation of the Public Reference
greater risk and potential reward than       500--Registered Trademark-- Index) is an      Room, including information about
investing in more established markets.       index of common stocks frequently used        duplicating fee charges, by calling
                                             as a general measure of U.S. stock            1-202-942-8090 or by electronic request
o Investing in a single-sector or            market performance.                           at the following e-mail address:
single-region mutual fund involves                                                         publicinfo@sec.gov. The SEC file numbers
greater risk and potential reward than       o The unmanaged MSCI World Index is a         for the fund are 811-6463 and 33-44611.
investing in a more diversified fund.        group of global securities tracked by         The fund's most recent portfolio
                                             Morgan Stanley Capital International.         holdings, as filed on Form N-Q, are also
o Investing in small and mid-size                                                          available at AIMinvestments.com.
companies involves risks not associated      o A direct investment cannot be made in
with investing in more established           an index. Unless otherwise indicated,         A description of the policies and
companies, including business risk,          index results include reinvested              procedures that the fund uses to
significant stock price fluctuations and     dividends, and they do not reflect sales      determine how to vote proxies relating
illiquidity.                                 charges. Performance of an index of           to portfolio securities is available
                                             funds reflects fund expenses;                 without charge, upon request, from our
o The fund may participate in the            performance of a market index does not.       Client Services department at
initial public offering (IPO) market in                                                    800-959-4246 or on the AIM Web site,
some market cycles. A significant            o The fund is not managed to track the        AIMinvestments.com. On the home page,
portion of the fund's returns during         performance of any particular index,          scroll down and click on AIM Funds Proxy
certain periods was attributable to its      including the indexes defined here, and       Policy. The information is also
investments in IPOs. These investments       consequently, the performance of the          available on the Securities and Exchange
have a magnified impact when the fund's      fund may deviate significantly from the       Commission's Web site, sec.gov.
asset base is relatively small. As the       performance of the indexes.
fund's assets grow, the impact of IPO                                                      Information regarding how the fund voted
investments will decline, which may          OTHER INFORMATION                             proxies related to its portfolio
reduce the effect of IPO investments on                                                    securities during the 12 months ended
the fund's total return. For additional      o The returns shown in the Management's       6/30/04 is available at our Web site. Go
information regarding the impact of IPO      Discussion of Fund Performance are based      to AIMinvestments.com, access the About
investments on the fund's performance,       on net asset values calculated for            Us tab, click on Required Notices and
please see the fund's prospectus.            shareholder transactions. Generally           then click on Proxy Voting Activity.
                                             accepted accounting principles require        Next, select your fund from the
                                             adjustments to be made to                     drop-down menu.

=============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=============================================================================

===================================================
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE
===================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                     DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF
                     FUNDS--Registered Trademark-- :

                     NEW BOARD CHAIRMAN

[PHOTO OF            It is our pleasure to introduce you to Bruce Crockett, the
ROBERT H.            new Chairman of the Board of Trustees of the AIM Funds. Bob
GRAHAM]              Graham has served as Chairman of the Board of Trustees of
                     the AIM Funds ever since Ted Bauer retired from that
ROBERT H. GRAHAM     position in 2000. However, as you may be aware, the U.S.
                     Securities and Exchange Commission recently adopted a rule
[PHOTO OF            requiring that an independent fund trustee, meaning a
MARK H.              trustee who is not an officer of the fund's investment
WILLIAMSON]          advisor, serve as chairman of the funds' Board. In
                     addition, a similar provision was included in the terms of
MARK H. WILLIAMSON   AIM Advisors' recent settlements with certain regulators.
                     Accordingly, the AIM Funds' Board recently elected Mr.
[PHOTO OF            Crockett, one of the fourteen independent trustees on the
BRUCE L.             AIM Funds' Board, as Chairman. His appointment became
CROCKETT]            effective on October 4, 2004. Mr. Graham will remain on the funds' Board, as will Mark Williamson, President and Chief
BRUCE L. CROCKETT    Executive Officer of AIM. Mr. Graham will also remain
                     Chairman of AIM Investments--Registered Trademark--.

   Mr. Crockett has been a member of the AIM Funds' board since 1992, when AIM acquired certain funds that had been advised by CIGNA. He had been a member of the board of those funds since 1978. Mr. Crockett has more than 30 years of experience in finance and general management and has been Chairman of Crockett Technologies Associates since 1996. He is the first independent chairman of the funds' board in AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of fund shareholders, and we at AIM share that commitment.

MARKET CONDITIONS DURING THE FISCAL YEAR

Virtually every equity index, domestic and foreign, produced positive returns for the fiscal year ended October 31, 2004. Domestically, the S&P 500 Index was up 9.41% for the year. Globally, the MSCI World Index advanced more than 13%. However, a goodly portion of this positive performance was achieved during 2003. Year to date as of October 31, the S&P 500 Index was up just over 3%, the MSCI World Index just about 5%. In the pages that follow, you will find a more detailed discussion of the market conditions that affected your fund during the fiscal year.

   While it is agreeable to report positive market performance for the year covered by this report, as ever, we encourage our shareholders to look past short-term performance and focus on their long-term investment goals. Over the short term, the one sure thing about the investment markets is their unpredictability. Over the long term, equities have produced very attractive returns. For the 25-year period ended October 31, 2004, the S&P 500 Index averaged 13.50% growth per year and the MSCI World Index averaged 11.16%. While past performance cannot guarantee future results, we believe staying invested for the long term offers the best opportunity for capital growth.

YOUR FUND

The following pages of this report provide an explanation of how your fund was managed during the fiscal year, how it performed in comparison to various benchmarks, and a presentation of its long-term performance. We hope you find this information helpful. Current information about your fund and about the markets in general is always available on our Web site, AIMinvestments.com.

   As always, AIM remains committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM                            /s/ MARK H. WILLIAMSON
------------------------------------            --------------------------------
Robert H. Graham                                Mark H. Williamson
Chairman, AIM Investments                       CEO & President, AIM Investments
President & Vice Chairman, AIM Funds            Trustee, AIM Funds
December 16, 2004

AIM Investments is a registered service mark of A I M Management Group Inc.
A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors, and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

MANAGEMENT'S DISCUSSION OF FUND

CONSUMER/FINANCIAL STOCKS BOOST FUND                                                       Chinese yuan and Malaysian ringgits are
PERFORMANCE                                                                                pegged to the US dollar; most Pacific
                                                                                           Rim currencies are not. During the
For the fiscal year ended October 31,        to slow its economy and a significant         fiscal year, the Australian dollar, the
2004, AIM Asia Pacific Growth Fund Class     decline in the tech sector, however,          South Korean won and the Singapore
A shares returned 13.58% at net asset        pushed many Asian markets lower during        dollar appreciated significantly against
value. PERFORMANCE SHOWN AT NAV DOES NOT     the summer.                                   the US dollar.
INCLUDE FRONT-END SALES CHARGES, WHICH
WOULD HAVE REDUCED THE PERFORMANCE.             China--the world's growth                  YOUR FUND
Returns for other share classes are shown    engine--raised its lending rate by 27
in the table on page 3. For the same         basis points (0.27%) in late October in       During much of 2003, distressed or
period, the fund outperformed its peer       yet another effort to slow down an            highly leveraged companies were in
group, the Lipper Pacific ex-Japan Fund      overheating economy. Earlier measures         favor. That sentiment reversed in 2004
Index, which returned 11.94%. We             included raising banks' required              with stocks which can continue to grow
attribute the fund's higher return to        reserves and banning new investment in        and report strong earnings being
strong stock selection.                      some sectors.                                 rewarded by the market. The fund's
                                                                                           investment strategy worked well in this
   The fund underperformed, however, its        Hong Kong also witnessed strong            environment as we focus on companies
broad market index, the MSCI EAFE Index,     economic growth amid an easing in             with high returns on invested capital,
which returned 18.84%, and its               deflation and accelerating domestic           accelerating earnings and which are
style-specific index, the MSCI AC Asia       demand. In Korea, however, domestic           reasonably priced.
Pacific Free ex-Japan Index, which           consumption remained weak due to heavily
returned 15.14%. The MSCI EAFE Index is      indebted households. Despite election            During the year, we increased our
comprised of stocks from many regions        unrest in May and unfavorable weather         exposure to the consumer discretionary
and countries. During the fiscal year,       conditions, India's economy grew amid         sector as many stocks there fit our
other regions such as Europe posted          global economic recovery.                     investment criteria. Since our last
higher returns than those in Asia. The                                                     report, we added Shanda Interactive
fund's lower return compared to its             Of the 13 countries included in the        Entertainment--an operator of online
style-specific index was due to the          MSCI AC Asia Pacific Free ex-Japan            games in China. Shanda proved to be the
fund's underweight position in the           Index, all nations but Taiwan produced        fund's highest returning stock during
outperforming materials sector and in        positive returns on both a local              the fiscal year as it nearly tripled in
the strong Australian market.                currency and dollar-denominated basis.        price after listing on the NASDAQ in
                                             Taiwan markets are heavily weighted in        May.
MARKET CONDITIONS                            technology companies, therefore
                                             Taiwanese markets fell as the tech               Financial stocks were also strong
Despite higher oil prices and rising         sector declined in the summer.                contributors. Our largest sector
global interest rates, Pacific Rim                                                         increase was in the financial sector as
stocks generally posted positive returns        Australian stocks reached record           banks are more sensitive to domestic
for the fiscal year. Late last year and      highs in October, driven by strong            spending and less to global impacts such
into early 2004, Asian ex-Japan markets      export growth as well as domestic             as the tech sector decline. Hana Bank
were among the best performers. China's      demand. During the fiscal year,               continued to be a steady story for the
efforts                                      Australian consumer confidence was at         fund. Despite a prolonged slump in South
                                             one of its highest levels in a decade.        Korea's economy which has depressed
                                                                                           lending, Hana Bank continues to post
                                                On the currency front, the US dollar       strong earnings and strengthen its
                                             remained weak compared to many foreign        credit risk management.
                                             currencies. While the Hong Kong dollar,
                                                                                              Rising commodity prices drove up
                                                                                           prices for

====================================================================================================================================

PORTFOLIO COMPOSITION                        TOP 10 COUNTRIES*                             TOP 10 EQUITY HOLDINGS*

By sector
                                              1. Australia                         15.8%     1. Hana Bank (South Korea)         3.8%
             [PIE CHART]
                                              2. South Korea                       15.5      2. Esprit Holdings Ltd.
Industrials                           8.2%                                                      (Bermuda)                       3.1
                                              3. Hong Kong                         10.5
Consumer Staples                      8.9%                                                   3. Philippine Long Distance
                                              4. India                              9.1         Telephone Co. (Philippines)     2.7
Healthcare                            6.6%
                                              5. Singapore                          8.8      4. Infosys Technology Ltd.
Materials                             5.1%                                                      (India)                         2.6
                                              6. Taiwan                             8.0
Telecommunication Services            5.1%                                                   5. Samsung Electronics Co., Ltd.
                                              7. Cayman Islands                     6.5         (South Korea)                   2.5
Money Market Funds Plus Other
                                              8. Bermuda                            6.0      6. BHP Billiton Ltd. (Australia)   2.4
Assets Less Liabilities               5.0%
                                              9. China                              4.5      7. CJ Corp. (South Korea)          2.1
Energy                                1.8%
                                             10. Thailand                           3.3      8. Coca-Cola Amatil Ltd.
Financials                           28.2%                                                      (Australia)                     2.0

Consumer Discretionary               19.3%                                                   9. CSL Ltd. (Australia)            2.0

Information Technology               11.8%                                                  10. DBS Group Holdings Ltd.
                                                                                                (Singapore)                     1.9
*Excluding money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

====================================================================================================================================


stocks in the energy and material            that value back into the fund in US                            SHUXIN CAO
sectors. Despite double-digit returns in     dollars. Therefore, the appreciation of                        Mr. Cao, Chartered
our energy and materials holdings, we        Pacific Rim currencies (compared with              [CAO        Financial Analyst, is
had less exposure to these sectors than      the US dollar) contributed significantly           PHOTO]      manager of AIM Asia
our style-specific index and therefore       to fund performance.                                           Pacific Growth Fund.
the fund suffered on a comparative                                                                          He joined AIM in
basis. We reduced our exposure to the        IN CLOSING                                    1997. Mr. Cao graduated from Tianjin
materials sector during the fiscal year                                                    Foreign Language Institute with a B.A.
as we believed the earnings cycle had        Despite China's slowing efforts, Pacific      in English. He also received an M.B.A.
peaked and valuations were too high.         Rim economies continued to post some of       from Texas A&M University and is a
                                             the world's highest growth rates. We are      Certified Public Accountant.
   Amid a downturn in the tech sector,       pleased to provide shareholders with
semiconductor stocks were hard hit by        double-digit returns and remain                                BARRETT K. SIDES
weak demand and overproduction. Amid a       committed to our fund objective of                             Mr. Sides is lead
spate of disappointing earnings, we sold     long-term growth of capital by investing           [SIDES      manager of AIM Asia
some of our Taiwanese semiconductor          in Asia-Pacific ex-Japan companies that            PHOTO]      Pacific Growth Fund.
holdings, including MediaTek and             show accelerated earnings growth.                              He joined AIM in
Siliconware Precision, as they no longer                                                                    1990. Mr. Sides
fit our investment criteria. During the      THE VIEWS AND OPINIONS EXPRESSED IN           graduated with a B.S. in economics from
fiscal year, we significantly reduced        MANAGEMENT'S DISCUSSION OF FUND               Bucknell University. He also received a
our tech exposure in lieu of more            PERFORMANCE ARE THOSE OF A I M ADVISORS,      master's in international business from
defensive areas.                             INC. THESE VIEWS AND OPINIONS ARE             the University of St. Thomas.
                                             SUBJECT TO CHANGE AT ANY TIME BASED ON
   On a country level, Australian stocks     FACTORS SUCH AS MARKET AND ECONOMIC           Assisted by Asia/Latin America Team
contributed the most to absolute fund        CONDITIONS. THESE VIEWS AND OPINIONS MAY
performance. We remain significantly         NOT BE RELIED UPON AS INVESTMENT ADVICE
underweight our benchmark, however, due      OR RECOMMENDATIONS, OR AS AN OFFER FOR A
to the nature of the Australian market.      PARTICULAR SECURITY. THE INFORMATION IS
Many companies, particularly Australian      NOT A COMPLETE ANALYSIS OF EVERY ASPECT
banks, are relatively slow growers and       OF ANY MARKET, COUNTRY, INDUSTRY,
therefore do not fit the strong growth       SECURITY OR THE FUND. STATEMENTS OF FACT
strategy of our fund.                        ARE FROM SOURCES CONSIDERED RELIABLE,
                                             BUT A I M ADVISORS, INC. MAKES NO
   One of our largest weightings was in      REPRESENTATION OR WARRANTY AS TO THEIR
Hong Kong stocks as we are finding many      COMPLETENESS OR ACCURACY. ALTHOUGH
opportunities given increasing domestic      HISTORICAL PERFORMANCE IS NO GUARANTEE
demand in the country. Conversely, we        OF FUTURE RESULTS, THESE INSIGHTS MAY
significantly reduced our Taiwan             HELP YOU UNDERSTAND OUR INVESTMENT
exposure given the earnings                  MANAGEMENT PHILOSOPHY.
disappointments in the technology sector
there.                                             See important fund and index
                                                 disclosures inside front cover.
   Another key aspect of our investment
strategy is that we do not hedge
currencies. We purchase stocks in their
local currency and then translate





======================================================================================================

TOP 10 INDUSTRIES*                               FUND VS. INDEXES

 1. Diversified Banks                    18.1%   TOTAL RETURNS, 10/31/03-10/31/04,
                                                 EXCLUDING APPLICABLE SALES CHARGES. IF SALES CHARGES
 2. Real Estate Management &                     WERE INCLUDED, RETURNS WOULD BE LOWER.
    Development                           4.2
                                                 Class A Shares                                 13.58%
 3. Apparel Retail                        4.0
                                                 Class B Shares                                 12.89
 4. Integrated Telecommunication
    Services                              3.7    Class C Shares                                 12.84

 5. Packaged Foods & Meats                3.1    MSCI EAFE Index (Broad Market Index)           18.84

 6. Industrial Conglomerates              3.0    MSCI All Country (AC) Asia Pacific Free
                                                 ex-Japan Index (Style-specific index)          15.14
 7. Property & Casualty Insurance         2.9
                                                 Lipper Pacific ex-Japan Fund Index
 8. Biotechnology                         2.7    (Peer Group Index)                             11.94

 9. IT Consulting & Other Services        2.6    Source: Lipper, Inc.

10. Electronic Equipment Manufacturers    2.5    TOTAL NET ASSETS                      $146.5 MILLION
                                                 TOTAL NUMBER OF HOLDINGS*                         89
======================================================================================================   [RIGHT ARROW GRAPHIC]

                                                                                                      FOR A PRESENTATION OF YOUR
                                                                                                      FUND'S LONG-TERM PERFORMANCE
                                                                                                      RECORD, PLEASE TURN TO PAGE 5.

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      together with the amount you invested,     costs of investing in the fund and other
                                             to estimate the expenses that you paid     funds. To do so, compare this 5%
As a shareholder of the fund, you incur      over the period. Simply divide your        hypothetical example with the 5%
two types of costs: (1) transaction          account value by $1,000 (for example, an   hypothetical examples that appear in the
costs, which may include sales charges       $8,600 account value divided by $1,000 =   shareholder reports of the other funds.
(loads) on purchase payments; contingent     8.6), then multiply the result by the
deferred sales charges on redemptions;       number in the table under the heading         Please note that the expenses shown
and redemption fees, if any; and (2)         entitled "Actual Expenses Paid During      in the table are meant to highlight your
ongoing costs, including management          Period" to estimate the expenses you       ongoing costs only and do not reflect
fees; distribution and/or service fees       paid on your account during this period.   any transactional costs, such as sales
(12b-1); and other fund expenses. This                                                  charges (loads) on purchase payments,
example is intended to help you              HYPOTHETICAL EXAMPLE FOR COMPARISON        contingent deferred sales charges on
understand your ongoing costs (in            PURPOSES                                   redemptions, and redemption fees, if
dollars) of investing in the fund and to                                                any. Therefore, the hypothetical
compare these costs with ongoing costs       The table below also provides              information is useful in comparing
of investing in other mutual funds. The      information about hypothetical account     ongoing costs only, and will not help
example is based on an investment of         values and hypothetical expenses based     you determine the relative total costs
$1,000 invested at the beginning of the      on the fund's actual expense ratio and     of owning different funds. In addition,
period and held for the entire period,       an assumed rate of return of 5% per year   if these transactional costs were
May 1, 2004 - October 31, 2004.              before expenses, which is not the fund's   included, your costs would have been
                                             actual return. The hypothetical account    higher.
ACTUAL EXPENSES                              values and expenses may not be used to
                                             estimate the actual ending account
The table below provides information         balance or expenses you paid for the
about actual account values and actual       period. You may use this information to
expenses. You may use the information in     compare the ongoing
this table,

=================================================================================================================================
                                                             ACTUAL                                 HYPOTHETICAL
                                                                                          (5% ANNUAL RETURN BEFORE EXPENSES)

                   BEGINNING ACCOUNT         ENDING ACCOUNT          EXPENSES             ENDING ACCOUNT              EXPENSES
                        VALUE                    VALUE              PAID DURING               VALUE                 PAID DURING
                       (5/1/04)              (10/31/04)(1)           PERIOD(2)              (10/31/04)               PERIOD(2)
Class A               $1,000.00                $1,068.50              $11.70                $1,013.83                  $11.39
Class B                1,000.00                 1,064.80               15.05                 1,010.56                   14.66
Class C                1,000.00                 1,064.20               15.05                 1,010.56                   14.66

(1) The actual ending account value is based on the actual total return of the fund for the period May 1, 2004, to October 31,
2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period May 1,
2004, to October 31, 2004, was 6.85%, 6.48% and 6.42% for Class A, B and C shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (2.25%, 2.90% and 2.90% for Class A, B and C shares, respectively)
multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                                                        [ARROW
                                                                                        BUTTON         For More Information Visit
                                                                                        IMAGE]             AIMinvestments.com

=================================================================================================================================

LONG TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

====================================================================================================================================
Past performance cannot guarantee            RESULTS OF A $10,000 INVESTMENT
comparable future results.                   11/3/97-10/31/04 Index data from 10/31/97

   Your fund's total return includes                                            [MOUNTAIN CHART]
reinvested distributions, applicable
sales charges, fund expenses and                              AIM             AIM             AIM
management fees. Results for Class B           DATE      ASIA PACIFIC    ASIA PACIFIC    ASIA PACIFIC     LIPPER PACIFIC   MSCI EAFE
shares are calculated as if a                            GROWTH FUND      GROWTH FUND     GROWTH FUND      EX-JAPAN FUND     INDEX
hypothetical shareholder had liquidated                 CLASS A SHARES  CLASS B SHARES  CLASS C SHARES        INDEX
HIS entire investment in the fund at the
close of the reporting period and paid       11/3/1997      $9450          $10000          $10000            $10000         $10000
the applicable contingent deferred sales         01/98       7834            8280            8290              8511          10441
charges. Index results include                   04/98       8713            9199            9200              9170          11544
reinvested dividends, but they do not            07/98       6682            7039            7030              7014          11692
reflect sales charges. Performance of            10/98       7267            7629            7610              7760          10965
an index of funds reflects fund expenses         01/99       7305            7668            7640              7981          11946
and management fees; performance of a            04/99       9138            9580            9553              9786          12640
market index does not. Performance shown         07/99      10459           10932           10914             11082          12827
in the chart does not reflect deduction          10/99      10232           10662           10642             11026          13490
of taxes a shareholder would pay on fund         01/00      12085           12574           12544             14151          14245
distributions or sale of fund shares.            04/00      13502           14016           14007             13032          14396
Performance of the indexes does not              07/00      12456           12915           12906             12397          13982
reflect the effects of taxes.                    10/00      10167           10511           10502             10169          13099
                                                 01/01      10810           11160           11160             10806          13050
   In evaluating this chart, please note         04/01       9685            9985            9985              9401          12050
that the chart uses a logarithmic scale          07/01       9285            9554            9554              8850          10946
along the vertical axis (the value               10/01       8188            8419            8409              7669           9834
scale). This means that each scale               01/02       9407            9653            9645              9537           9712
increment always represents the same             04/02       9969           10225           10208             10359          10377
percent change in price; in a linear             07/02       9092            9311            9294              9352           9094
chart each scale increment always                10/02       8130            8307            8289              8344           8534
represents the same absolute change in           01/03       8339            8508            8490              8437           8262
price. In this example, the scale                04/03       8063            8216            8199              8117           8689
increment between $5,000 and $10,000 is          07/03       9712            9883            9847             10064           9667
the same as that between $10,000 and             10/03      11513           11692           11656             11793          10842
$20,000. In a linear chart, the latter           01/04      12627           12808           12761             13080          12118
scale increment would be twice as large.         04/04      12236           12396           12358             12622          12185
The benefit of using a logarithmic scale         07/04      11655           11784           11745             12003          12088
is that it better illustrates                    10/04     $13079          $13201          $13150            $13201         $12884
performance during the fund's early                                                                             Source: Lipper, Inc.
years depicted in the chart before
reinvested distributions and compounding     CLASS C SHARES                                applicable contingent deferred sales
create the potential for the original        Inception (11/3/97)             3.99%         charge (CDSC) for the period involved.
investment to grow to very large             5 Years                         4.32          The CDSC on Class B shares declines from
numbers. Had the chart used a linear         1 Year                         11.84          5% beginning at the time of purchase to
scale along its vertical axis, you would                                                   0% at the beginning of the seventh year.
not be able to see as clearly the            In addition to returns as of the close        The CDSC on Class C shares is 1% for the
movements in the value of the fund and       of the fiscal year, industry regulations      first year after purchase.
the indexes during the early years           require us to provide average annual
depicted. We use a logarithmic scale in      total returns as of 9/30/04, the most            The performance of the fund's share
financial reports of funds that have         recent calendar quarter-end.                  classes will differ due to different
more than five years of performance                                                        sales charge structures and class
history.                                     AVERAGE ANNUAL TOTAL RETURNS                  expenses.
                                             As of 9/30/04, most recent calendar
AVERAGE ANNUAL TOTAL RETURNS                 quarter-end, including applicable sales          A redemption fee of 2% will be
As of 10/31/04, including applicable         charges                                       imposed on certain redemptions or
sales charges                                                                              exchanges out of the fund within 30 days
                                             CLASS A SHARES                                of purchase. Exceptions to the
CLASS A SHARES                               Inception (11/3/97)              3.56%        redemption fee are listed in the fund's
Inception (11/3/97)             3.91%        5 Years                          3.88         prospectus.
5 Years                         3.84         1 Year                          13.03
1 Year                          7.35                                                          Had the advisor not waived fees
                                             CLASS B SHARES                                and/or reimbursed expenses, performance
CLASS B SHARES                               Inception (11/3/97)              3.71%        would have been lower.
Inception (11/3/97)             4.05%        5 Years                          4.05
5 Years                         4.02         1 Year                          13.74
1 Year                          7.89
                                             CLASS C SHARES
                                             Inception (11/3/97)              3.65%
                                             5 Years                          4.35
                                             1 Year                          17.72

                                             The performance data quoted represent
                                             past performance and cannot guarantee
                                             comparable future results; current
                                             performance may be lower or higher.
                                             Please visit AIMinvestments.com for the
                                             most recent month-end performance.
                                             Performance figures reflect reinvested
                                             distributions, changes in net asset
                                             value and the effect of the maximum
                                             sales charge unless otherwise stated.
                                             Investment return and principal value
                                             will fluctuate so that you may have a
                                             gain or loss when you sell shares.

                                                Class A share performance reflects
                                             the maximum 5.50% sales charge, and
                                             Class B and Class C share performance
                                             reflects the
====================================================================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2004

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-94.96%

AUSTRALIA-15.82%

BHP Billiton Ltd. (Diversified Metals &
  Mining)(a)                                    338,700    $  3,511,108
-----------------------------------------------------------------------
BlueScope Steel Ltd. (Steel)(a)                 189,440       1,099,764
-----------------------------------------------------------------------
Coca-Cola Amatil Ltd. (Soft Drinks)(a)(b)       523,000       2,885,303
-----------------------------------------------------------------------
Computershare Ltd. (Data Processing &
  Outsourced Services)(a)                       488,600       1,913,207
-----------------------------------------------------------------------
CSL Ltd. (Biotechnology)(a)(b)                  133,000       2,870,269
-----------------------------------------------------------------------
Promina Group Ltd. (Property & Casualty
  Insurance) (Acquired 05/12/03-08/19/04;
  Cost $1,236,724)(a)(b)(c)                     510,800       1,738,572
-----------------------------------------------------------------------
QBE Insurance Group Ltd. (Property & Casualty
  Insurance)(a)                                 175,000       1,801,502
-----------------------------------------------------------------------
Ramsay Health Care Ltd. (Health Care
  Facilities)(a)(b)                             439,700       2,051,446
-----------------------------------------------------------------------
St. George Bank Ltd. (Diversified
  Banks)(a)(b)                                   72,100       1,263,830
-----------------------------------------------------------------------
Toll Holdings Ltd. (Trucking)(a)                302,300       2,677,074
-----------------------------------------------------------------------
Woolworths Ltd. (Food Retail)(a)                136,000       1,363,665
=======================================================================
                                                             23,175,740
=======================================================================

BERMUDA-6.01%

COFCO International Ltd. (Packaged Foods &
  Meats)(a)                                    1,135,000        445,529
-----------------------------------------------------------------------
Esprit Holdings Ltd. (Apparel Retail)(a)        840,000       4,490,042
-----------------------------------------------------------------------
Giordano International Ltd. (Apparel
  Retail)(a)                                   2,348,000      1,312,627
-----------------------------------------------------------------------
Li & Fung Ltd. (Distributors)(a)                878,000       1,299,150
-----------------------------------------------------------------------
Texwinca Holdings Ltd. (Textiles)(a)           1,390,000      1,260,152
=======================================================================
                                                              8,807,500
=======================================================================

CAYMAN ISLANDS-6.50%

ASM Pacific Technology Ltd. (Semiconductor
  Equipment)(a)                                 207,000         672,417
-----------------------------------------------------------------------
China Mengniu Dairy Co. Ltd. (Packaged Foods
  & Meats)(d)                                  1,284,000      1,064,020
-----------------------------------------------------------------------
Chitaly Holdings Ltd. (Home Furnishings)(a)    1,220,000        861,156
-----------------------------------------------------------------------
Global Bio-chem Technology Group Co. Ltd.
  (Biotechnology)(a)                           1,302,000      1,023,164
-----------------------------------------------------------------------
Global Bio-chem Technology Group Co.
  Ltd.-Wts., expiring 05/31/07
  (Biotechnology)(e)                            131,250           9,106
-----------------------------------------------------------------------
Golden Meditech Co. Ltd. (Health Care
  Equipment)                                   1,137,200        274,675
-----------------------------------------------------------------------
Hengan International Group Co. Ltd. (Personal
  Products)(a)                                 1,054,000        562,276
-----------------------------------------------------------------------
Luen Thai Holdings Ltd. (Distributors)
  (Acquired 07/09/04-10/07/04; Cost
  $1,100,393)(c)(d)                            2,432,000      1,249,823
-----------------------------------------------------------------------
Sa Sa International Holdings Ltd. (Specialty
  Stores)(a)                                   1,652,000        690,263
-----------------------------------------------------------------------
Shanda Interactive Entertainment Ltd.-ADR
  (Leisure Products)(b)(d)                       69,800       2,121,152
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
CAYMAN ISLANDS-(CONTINUED)

Solomon Systech International Ltd.
  (Semiconductors)                             3,934,000   $    995,693
=======================================================================
                                                              9,523,745
=======================================================================

CHINA-4.48%

China Petroleum and Chemical Corp. (Sinopec)-
  Class H (Integrated Oil & Gas)(a)            3,140,000      1,198,871
-----------------------------------------------------------------------
China Shipping Development Co. Ltd.-Class H
  (Marine)(a)                                  1,158,000        969,727
-----------------------------------------------------------------------
PICC Property & Casualty Co. Ltd.-Class H
  (Property & Casualty Insurance)(a)(d)        1,916,000        691,584
-----------------------------------------------------------------------
Ping An Insurance Co. of China Ltd.-Class H
  (Life & Health Insurance)(d)                  983,000       1,547,087
-----------------------------------------------------------------------
Tong Ren Tang Technologies Co. Ltd.-Class H
  (Pharmaceuticals)                             300,000         659,087
-----------------------------------------------------------------------
Weiqiao Textile Co. Ltd.-Class H (Textiles)
  (Acquired 09/19/03-08/31/04; Cost
  $1,351,931)(a)(c)                            1,023,000      1,494,022
=======================================================================
                                                              6,560,378
=======================================================================

HONG KONG-10.52%

Cheung Kong (Holdings) Ltd. (Real Estate
  Management & Development)(a)                  303,000       2,509,578
-----------------------------------------------------------------------
CNOOC Ltd. (Oil & Gas Exploration &
  Production)(a)                                860,000         443,043
-----------------------------------------------------------------------
CNOOC Ltd.-ADR (Oil & Gas Exploration &
  Production)(b)                                 20,600       1,067,080
-----------------------------------------------------------------------
Dah Sing Banking Group Ltd. (Regional Banks)    467,920         943,836
-----------------------------------------------------------------------
Dah Sing Financial Group (Diversified
  Banks)(a)                                     269,600       1,942,529
-----------------------------------------------------------------------
Hutchison Whampoa Ltd. (Industrial
  Conglomerates)(a)                             252,000       1,935,371
-----------------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Real Estate
  Management & Development)(a)                  215,000       1,990,033
-----------------------------------------------------------------------
Techtronic Industries Co. Ltd. (Household
  Appliances)(a)                               1,069,500      2,133,852
-----------------------------------------------------------------------
Wing Hang Bank Ltd. (Diversified Banks)(a)      358,000       2,448,236
=======================================================================
                                                             15,413,558
=======================================================================

INDIA-9.11%

Bharat Forge Ltd. (Auto Parts & Equipment)       74,025       1,422,861
-----------------------------------------------------------------------
Bharat Forge Ltd.-Wts., expiring 09/30/06
  (Auto Parts & Equipment) (Acquired
  07/20/04; Cost $0)(c)(e)(f)(g)                  1,763               0
-----------------------------------------------------------------------
HDFC Bank Ltd. (Diversified Banks)(a)           196,400       1,802,836
-----------------------------------------------------------------------
HDFC Bank Ltd.-ADR (Diversified Banks)           17,500         615,475
-----------------------------------------------------------------------
Housing Development Finance Corp. Ltd.
  (Thrifts & Mortgage Finance)(a)               140,300       1,984,385
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
INDIA-(CONTINUED)

Infosys Technologies Ltd. (IT Consulting &
  Other Services)(a)                             90,728    $  3,804,663
-----------------------------------------------------------------------
Ranbaxy Laboratories Ltd.
  (Pharmaceuticals)(a)                           67,560       1,634,949
-----------------------------------------------------------------------
Tata Motors Ltd. (Automobile
  Manufacturers)(a)                              99,000         909,581
-----------------------------------------------------------------------
Wockhardt Ltd. (Pharmaceuticals)(a)             161,700       1,175,479
=======================================================================
                                                             13,350,229
=======================================================================

INDONESIA-0.99%

PT Lippo Bank TBK (Diversified Banks)(a)(d)    1,181,296         74,754
-----------------------------------------------------------------------
PT Telekomunikasi Indonesia (Integrated
  Telecommunication Services)(a)               2,874,000      1,377,100
=======================================================================
                                                              1,451,854
=======================================================================

MALAYSIA-2.58%

IOI Corp. Berhad (Agricultural Products)(a)     237,000         593,076
-----------------------------------------------------------------------
Maxis Communications Berhad (Wireless
  Telecommunications Services)(a)               928,000       2,098,662
-----------------------------------------------------------------------
Public Bank Berhad (Diversified Banks)(a)       598,000       1,093,982
=======================================================================
                                                              3,785,720
=======================================================================

PHILIPPINES-3.29%

Philippine Long Distance Telephone Co.
  (Integrated Telecommunication
  Services)(a)(d)                               161,000       4,011,838
-----------------------------------------------------------------------
SM Prime Holdings (Real Estate Management &
  Development)                                 6,078,900        810,088
=======================================================================
                                                              4,821,926
=======================================================================

SINGAPORE-8.82%

DBS Group Holdings Ltd. (Diversified
  Banks)(a)                                     294,000       2,761,494
-----------------------------------------------------------------------
Keppel Corp. Ltd. (Industrial
  Conglomerates)(a)                             510,000       2,456,034
-----------------------------------------------------------------------
Keppel Land Ltd. (Real Estate Management &
  Development)(a)                               736,000         802,346
-----------------------------------------------------------------------
SembCorp Logistics Ltd. (Marine Ports &
  Services)(a)                                 1,294,000      1,800,482
-----------------------------------------------------------------------
Singapore Airlines Ltd. (Airlines)(a)           234,000       1,507,631
-----------------------------------------------------------------------
Sunningdale Precision Industries Ltd.
  (Industrial Machinery)(a)                    1,448,000        727,752
-----------------------------------------------------------------------
United Overseas Bank Ltd. (Diversified
  Banks)(a)                                     273,000       2,218,455
-----------------------------------------------------------------------
Venture Corp. Ltd. (Electronic Manufacturing
  Services)(a)                                   68,000         645,973
=======================================================================
                                                             12,920,167
=======================================================================

SOUTH KOREA-15.51%

Cheil Communications Inc. (Advertising)(a)       13,440       1,779,491
-----------------------------------------------------------------------
CJ Corp. (Packaged Foods & Meats)(a)             54,590       3,038,563
-----------------------------------------------------------------------
Hana Bank (Diversified Banks)(a)                220,300       5,508,607
-----------------------------------------------------------------------
Hankook Tire Co. Ltd. (Tires & Rubber)(a)       118,700       1,100,835
-----------------------------------------------------------------------
Hyundai Department Store Co., Ltd.
  (Department Stores)(a)                         74,400       2,164,211
-----------------------------------------------------------------------
Hyundai Motor Co. (Automobile
  Manufacturers)(a)                              12,000         583,623
-----------------------------------------------------------------------


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
SOUTH KOREA-(CONTINUED)

POSCO-ADR (Steel)                                42,600    $  1,592,814
-----------------------------------------------------------------------
Samsung Electronics Co., Ltd. (Electronic
  Equipment Manufacturers)(a)                     9,220       3,625,332
-----------------------------------------------------------------------
Shinhan Financial Group Co., Ltd.
  (Diversified Banks)(a)                         61,800       1,221,627
-----------------------------------------------------------------------
Shinsegae Co., Ltd. (Hypermarkets & Super
  Centers)(a)                                     7,500       2,111,635
=======================================================================
                                                             22,726,738
=======================================================================

TAIWAN-7.99%

Asia Optical Co., Inc. (Photographic
  Products)(a)                                  350,631       1,662,588
-----------------------------------------------------------------------
Catcher Technology Co., Ltd. (Computer
  Storage & Peripherals)(a)                     529,600       1,624,179
-----------------------------------------------------------------------
Chinatrust Financial Holding Co. Ltd.
  (Diversified Banks)(a)                       1,629,667      1,860,936
-----------------------------------------------------------------------
Hon Hai Precision Industry Co., Ltd.
  (Electronic Manufacturing Services)(a)        404,625       1,487,876
-----------------------------------------------------------------------
Ichia Technologies, Inc. (Computer Storage &
  Peripherals)(a)                               593,337         904,660
-----------------------------------------------------------------------
Merry Electronics Co., Ltd. (Consumer
  Electronics)(a)                               748,810       1,693,758
-----------------------------------------------------------------------
Novatek Microelectronics Corp., Ltd.
  (Semiconductors)(a)                            43,410         105,676
-----------------------------------------------------------------------
President Chain Store Corp. (Food Retail)(a)    616,148         920,666
-----------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd.
  (Semiconductors)(a)                          1,094,613      1,452,592
=======================================================================
                                                             11,712,931
=======================================================================

THAILAND-3.34%

Kasikornbank PCL (Diversified Banks)(a)(d)     1,180,000      1,352,733
-----------------------------------------------------------------------
Siam Cement PCL (The) (Construction
  Materials)(a)                                 201,000       1,256,356
-----------------------------------------------------------------------
Siam Commercial Bank PCL (Diversified
  Banks)(a)                                    2,177,000      2,285,428
=======================================================================
                                                              4,894,517
=======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $96,519,102)                          139,145,003
=======================================================================

                                               PRINCIPAL
                                                AMOUNT
BONDS & NOTES-0.00%

INDIA-0.00%

Hindustan Lever Ltd. (Household Products),
  Sec. Deb., 9.00%, 01/01/05 (Cost
  $0)(h)(i)      INR                            512,800             690
=======================================================================

                                                SHARES
MONEY MARKET FUNDS-2.39%

Liquid Assets Portfolio-Institutional
  Class(j)                                     1,749,008      1,749,008
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(j)    1,749,008      1,749,008
=======================================================================
    Total Money Market Funds (Cost
      $3,498,016)                                             3,498,016
=======================================================================
TOTAL INVESTMENTS-97.35% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $100,017,118)               142,643,709
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-3.64%

Liquid Assets Portfolio-Institutional
  Class(j)(k)                                  2,664,115   $  2,664,115
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(j)(k)                                  2,664,115      2,664,115
=======================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $5,328,230)                                       5,328,230
=======================================================================
TOTAL INVESTMENTS-100.99% (Cost $105,345,348)               147,971,939
=======================================================================
OTHER ASSETS LESS LIABILITIES-(0.99%)                        (1,448,794)
=======================================================================
NET ASSETS-100.00%                                         $146,523,145
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Deb.  - Debentures
INR   - Indian Rupee
Sec.  - Secured
Wts.  - Warrants

Notes to Schedule of Investments:

(a) In accordance with procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at October 31, 2004 was $124,772,206, which represented 84.32% of the Fund's Total Investments. See
    Note 1A.
(b) All or a portion of this security has been pledged as collateral for security lending transactions at October 31, 2004.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at October 31, 2004 was $4,482,417, which represented 3.06% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(d) Non-income producing security.
(e) Non-income producing security acquired through a corporate action.
(f) Security considered to be illiquid. The market value of this security considered illiquid at October 31, 2004 represented 0% of the Fund's net assets.
(g) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The market value of this security at October 31, 2004 represented 0% of the Fund's Total Investments. See Note 1A.
(h) Foreign denominated security. Par value is denominated in currency indicated.
(i) Acquired through a corporate action.
(j) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(k) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

ASSETS:

Investments, at market value (cost
  $96,519,102)*                                $139,145,693
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $8,826,246)                               8,826,246
===========================================================
    Total investments (cost $105,345,348)       147,971,939
===========================================================
Foreign currencies, at value (cost
  $3,678,977)                                     3,736,092
-----------------------------------------------------------
Receivables for:
  Investments sold                                  261,942
-----------------------------------------------------------
  Fund shares sold                                  129,210
-----------------------------------------------------------
  Dividends and interest                            116,919
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               33,431
-----------------------------------------------------------
Other assets                                         17,968
===========================================================
    Total assets                                152,267,501
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                             60,521
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 36,673
-----------------------------------------------------------
  Collateral upon return of securities loaned     5,328,230
-----------------------------------------------------------
Accrued distribution fees                            62,035
-----------------------------------------------------------
Accrued trustees' fees                                1,178
-----------------------------------------------------------
Accrued transfer agent fees                          75,197
-----------------------------------------------------------
Accrued operating expenses                          180,522
===========================================================
    Total liabilities                             5,744,356
===========================================================
Net assets applicable to shares outstanding    $146,523,145
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $164,843,350
-----------------------------------------------------------
Undistributed net investment income (loss)          (35,257)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                    (60,972,969)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              42,688,021
===========================================================
                                               $146,523,145
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $106,129,296
___________________________________________________________
===========================================================
Class B                                        $ 29,174,228
___________________________________________________________
===========================================================
Class C                                        $ 11,219,621
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           7,737,464
___________________________________________________________
===========================================================
Class B                                           2,220,880
___________________________________________________________
===========================================================
Class C                                             857,156
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      13.72
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $13.72 divided by
      94.50%)                                  $      14.52
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      13.14
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      13.09
___________________________________________________________
===========================================================

* At October 31, 2004, securities with an aggregate market value of $5,159,075 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $308,896)        $ 2,959,466
-------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  security lending income of $13,968)*                             60,664
-------------------------------------------------------------------------
Interest                                                           11,763
=========================================================================
    Total investment income                                     3,031,893
=========================================================================

EXPENSES:

Advisory fees                                                   1,345,262
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                    341,977
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         355,981
-------------------------------------------------------------------------
  Class B                                                         283,667
-------------------------------------------------------------------------
  Class C                                                         115,311
-------------------------------------------------------------------------
Transfer agent fees                                               689,405
-------------------------------------------------------------------------
Trustees' fees and retirement benefits                             14,694
-------------------------------------------------------------------------
Other                                                             256,223
=========================================================================
    Total expenses                                              3,452,520
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                    (30,886)
=========================================================================
    Net expenses                                                3,421,634
=========================================================================
Net investment income (loss)                                     (389,741)
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities (net of tax on the sale of foreign
    investments of $145,651 -- Note 1G)                        11,462,937
-------------------------------------------------------------------------
  Foreign currencies                                             (125,462)
=========================================================================
                                                               11,337,475
=========================================================================
Change in net unrealized appreciation of:
  Investment securities (net of change in estimated tax on
    foreign investments held of $9,940 -- Note 1G)              5,405,904
-------------------------------------------------------------------------
  Foreign currencies                                               47,707
=========================================================================
                                                                5,453,611
=========================================================================
Net gain from investment securities and foreign currencies     16,791,086
=========================================================================
Net increase in net assets resulting from operations          $16,401,345
_________________________________________________________________________
=========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (389,741)   $   (284,919)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and futures contracts                            11,337,475      12,548,468
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                            5,453,611      31,360,962
==========================================================================================
    Net increase in net assets resulting from operations        16,401,345      43,624,511
==========================================================================================
Share transactions-net:
  Class A                                                       (3,558,053)        549,387
------------------------------------------------------------------------------------------
  Class B                                                        1,546,688      (2,436,802)
------------------------------------------------------------------------------------------
  Class C                                                        1,579,175          75,797
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                           (432,190)     (1,811,618)
==========================================================================================
    Net increase in net assets                                  15,969,155      41,812,893
==========================================================================================

NET ASSETS:

  Beginning of year                                            130,553,990      88,741,097
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(35,257) and $(31,403), respectively)          $146,523,145    $130,553,990
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Asia Pacific Growth Fund (the "Fund") is a series portfolio of AIM International Mutual Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On November 25, 2003, the Fund was restructured from a separate series of AIM International Funds, Inc. to a new series portfolio of the Trust.

    The Fund's investment objective is long-term growth of capital. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. REDEMPTION FEES -- The Fund has instituted a 2% redemption fee on certain share classes that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to shares of beneficial interest by the Fund and is allocated among the share classes based on the relative net assets of each class.

G. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $500 million of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $500 million. AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B and Class C shares to 2.25%, 2.90% and 2.90% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended October 31, 2004, AIM waived fees of $905.

    For the year ended October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $27,507 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2004, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended October 31, 2004, the Fund paid AISI $689,405. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2004, the Class A, Class B and Class C shares paid $355,981, $283,667 and $115,311, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2004, AIM Distributors advised the Fund that it retained $67,295 in front-end sales commissions from the sale of Class A shares and $4,208, $11,770 and $13,538 from Class A, Class B shares and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               10/31/03          AT COST          FROM SALES       (DEPRECIATION)      10/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $2,018,963       $32,036,915       $(32,306,870)         $   --         $1,749,008       $23,437       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            2,018,963        32,036,915        (32,306,870)             --          1,749,008        23,259           --
==================================================================================================================================
  Subtotal        $4,037,926       $64,073,830       $(64,613,740)         $   --         $3,498,016       $46,696       $   --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               10/31/03          AT COST          FROM SALES       (DEPRECIATION)      10/31/04        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $ 3,479,857      $17,534,997       $ (18,350,739)        $   --         $2,664,115       $ 7,028       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             3,479,856       17,534,998         (18,350,739)            --          2,664,115         6,940           --
==================================================================================================================================
  Subtotal        $ 6,959,713      $35,069,995       $ (36,701,478)        $   --         $5,328,230       $13,968       $   --
==================================================================================================================================
  Total           $10,997,639      $99,143,825       $(101,315,218)        $   --         $8,826,246       $60,664       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Dividend income is net of income rebate paid to security lending counterparties.

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2004, the Fund received credits in transfer agency fees of $2,474 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $2,474.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2004, the Fund paid legal fees of $4,742 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At October 31, 2004, securities with an aggregate value of $5,159,075 were on loan to brokers. The loans were secured by cash collateral of $5,328,230 received by the Fund and subsequently invested in affiliated money market funds. For the year ended October 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $13,968 for securities lending transactions.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets on a tax basis were as follows:

                                                                    2004
----------------------------------------------------------------------------
Unrealized appreciation -- investments                          $ 41,989,554
----------------------------------------------------------------------------
Temporary book/tax differences                                       (35,257)
----------------------------------------------------------------------------
Capital loss carryforward                                        (60,274,502)
----------------------------------------------------------------------------
Shares of beneficial interest                                    164,843,350
============================================================================
Total net assets                                                $146,523,145
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable to losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $61,430.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $11,286,888 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
October 31, 2005                                                 $31,339,013
-----------------------------------------------------------------------------
October 31, 2009                                                  27,317,937
-----------------------------------------------------------------------------
October 31, 2010                                                   1,617,552
=============================================================================
Total capital loss carryforward                                  $60,274,502
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2004 was $91,023,045 and $90,300,370, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $42,823,380
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities          (895,256)
===============================================================================
Net unrealized appreciation of investment securities               $41,928,124
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $106,043,815.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses and foreign currency transactions, on October 31, 2004, undistributed net investment income (loss) was increased by $385,887, undistributed net realized gain (loss) was increased by $271,147 and shares of beneficial interest decreased by $657,034. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING(a)
------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------
                                                                         2004                           2003
                                                              --------------------------    ----------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      3,833,128    $ 49,414,797     52,026,302    $ 482,251,871
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        980,158      12,296,597      1,753,073       15,942,378
------------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,722,011      21,531,254      8,347,302       74,077,447
========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        184,570       2,390,898        191,930        1,805,340
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (192,392)     (2,390,898)      (198,534)      (1,805,340)
========================================================================================================================
Reacquired:(b)
  Class A                                                     (4,329,566)    (55,363,748)   (51,529,825)    (483,507,824)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (680,316)     (8,359,011)    (1,848,491)     (16,573,840)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,620,319)    (19,952,079)    (8,321,179)     (74,001,650)
========================================================================================================================
                                                                (102,726)   $   (432,190)       420,578    $  (1,811,618)
________________________________________________________________________________________________________________________
========================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 7% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder is also owned beneficially.
(b) Amount is net of redemption fees of $7,403, $2,065 and $805 for Class A, Class B and Class C shares for 2004, respectively.

                                                                            ASIA
PACIFIC GROWTH FUND


NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A
                                                              ----------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------------
                                                                2004          2003          2002          2001          2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  12.07       $  8.53       $  8.59       $ 10.70       $ 10.76
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.01)(a)     (0.01)(a)     (0.04)(a)     (0.01)(a)     (0.07)(a)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.66          3.55         (0.02)        (2.06)         0.01
==============================================================================================================================
    Total from investment operations                              1.65          3.54         (0.06)        (2.07)        (0.06)
==============================================================================================================================
Less distributions from net realized gains                          --            --            --         (0.04)           --
==============================================================================================================================
Redemption fees added to shares of beneficial interest            0.00            --            --            --            --
==============================================================================================================================
Net asset value, end of period                                $  13.72       $ 12.07       $  8.53       $  8.59       $ 10.70
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                                  13.67%        41.50%        (0.70)%      (19.46)%       (0.56)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $106,129       $97,192       $62,806       $61,729       $93,755
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  2.23%(c)      2.26%         2.25%         2.02%         1.92%
------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.25%(c)      2.41%         2.49%         2.37%         2.06%
==============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.09)%(c)    (0.11)%       (0.41)%       (0.06)%       (0.57)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                             68%          100%          114%           73%           64%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $101,708,724.

                                                                                          CLASS B
                                                              ---------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------------------
                                                               2004          2003          2002          2001          2000
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.64       $  8.27       $  8.38       $ 10.50       $ 10.65
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.09)(a)     (0.07)(a)     (0.10)(a)     (0.07)(a)     (0.17)(a)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.59          3.44         (0.01)        (2.01)         0.02
=============================================================================================================================
    Total from investment operations                             1.50          3.37         (0.11)        (2.08)        (0.15)
=============================================================================================================================
Less distributions from net realized gains                         --            --            --         (0.04)           --
=============================================================================================================================
Redemption fees added to shares of beneficial interest           0.00            --            --            --            --
=============================================================================================================================
Net asset value, end of period                                $ 13.14       $ 11.64       $  8.27       $  8.38       $ 10.50
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                                 12.89%        40.75%        (1.31)%      (19.92)%       (1.41)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $29,174       $24,599       $19,916       $25,479       $39,852
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.88%(c)      2.91%         2.90%         2.67%         2.67%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.90%(c)      3.06%         3.14%         3.02%         2.76%
=============================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.74)%(c)    (0.76)%       (1.06)%       (0.72)%       (1.32)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                            68%          100%          114%           73%           64%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $28,366,748.

                                                                                        CLASS C
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                               2004          2003         2002         2001         2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.60       $ 8.25       $ 8.37       $10.49       $10.63
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.09)(a)    (0.07)(a)    (0.10)(a)    (0.07)(a)    (0.17)(a)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.58         3.42        (0.02)       (2.01)        0.03
=========================================================================================================================
    Total from investment operations                             1.49         3.35        (0.12)       (2.08)       (0.14)
=========================================================================================================================
Less distributions from net realized gains                         --           --           --        (0.04)          --
=========================================================================================================================
Redemption fees added to shares of beneficial interest           0.00           --           --           --           --
=========================================================================================================================
Net asset value, end of period                                $ 13.09       $11.60       $ 8.25       $ 8.37       $10.49
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                 12.84%       40.61%       (1.43)%     (19.94)%      (1.32)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $11,220       $8,763       $6,019       $4,692       $6,797
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.88%(c)     2.91%        2.90%        2.67%        2.67%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.90%(c)     3.06%        3.14%        3.02%        2.76%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.74)%(c)   (0.76)%      (1.06)%      (0.72)%      (1.32)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                            68%         100%         114%          73%          64%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $11,531,089.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

  In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Settled Enforcement Actions and Investigations Related to Market Timing

  On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

  The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

  Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

  None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

  Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

  In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

  On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

  As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney

General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Asia Pacific Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Asia Pacific Growth Fund (the "Fund") at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/S/ PRICEWATERHOUSECOOPERS LLP

December 20, 2004
Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Asia Pacific Growth Fund, ("Fund"), a portfolio of AIM International Mutual Funds, a Delaware statutory trust (formerly AIM International Funds, Inc., a Maryland corporation), ("Company"), was held on October 21, 2003. The meeting was adjourned and reconvened on October 28, 2003, November 4, 2003, November 11, 2003, November 17, 2003 and reconvened on November 21, 2003. The meeting was held for the following purposes:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

(2)* To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.

The results of the voting on the above matters were as follows:

                                                                       WITHHELD/
      TRUSTEES/MATTER                                 VOTES FOR       ABSTENTIONS
---------------------------------------------------------------------------------
(1)*  Bob R. Baker.................................  162,211,196       3,444,279
      Frank S. Bayley..............................  162,236,962       3,418,513
      James T. Bunch...............................  162,287,588       3,367,887
      Bruce L. Crockett............................  162,276,496       3,378,979
      Albert R. Dowden.............................  162,251,386       3,404,089
      Edward K. Dunn, Jr. .........................  162,221,226       3,434,249
      Jack M. Fields...............................  162,278,318       3,377,157
      Carl Frischling..............................  162,182,906       3,472,569
      Robert H. Graham.............................  162,243,892       3,411,583
      Gerald J. Lewis..............................  162,147,868       3,507,607
      Prema Mathai-Davis...........................  162,219,866       3,435,609
      Lewis F. Pennock.............................  162,263,207       3,392,268
      Ruth H. Quigley..............................  162,163,064       3,492,411
      Louis S. Sklar...............................  162,243,759       3,411,716
      Larry Soll, Ph.D. ...........................  162,236,226       3,419,249
      Mark H. Williamson...........................  162,238,962       3,416,513

                                                                        VOTES         WITHHELD/
       MATTER                                         VOTES FOR        AGAINST       ABSTENTIONS
------------------------------------------------------------------------------------------------
(2)*   To approve an Agreement and Plan of
       Reorganization which provides for the
       redomestication of Company as a Delaware
       statutory trust and, in connection therewith,
       the sale of all of Company's assets and the
       dissolution of Company as a Maryland
       corporation..................................  76,302,938      2,822,366      86,530,171**

The Special Meeting of Shareholders of the Company was reconvened on October 28, 2003. The following matter was then considered:

                                                                        VOTES         WITHHELD/
       MATTER                                         VOTES FOR        AGAINST       ABSTENTIONS
------------------------------------------------------------------------------------------------
(2)*   To approve an Agreement and Plan of
       Reorganization which provides for the
       redomestication of Company as a Delaware
       statutory trust and, in connection therewith,
       the sale of all of Company's assets and the
       dissolution of Company as a Maryland
       corporation..................................  84,066,011      2,989,031      83,338,957**

* Proposal required approval by a combined vote of all the portfolios of AIM International Funds, Inc.

** Includes Broker Non-Votes

  The Special Meeting of Shareholders of the Company was reconvened on November 4, 2003. The following matter was then considered:

                                                                        VOTES         WITHHELD/
       MATTER                                         VOTES FOR        AGAINST       ABSTENTIONS
------------------------------------------------------------------------------------------------
(2)*   To approve an Agreement and Plan of
       Reorganization which provides for the
       redomestication of Company as a Delaware
       statutory trust and, in connection therewith,
       the sale of all of Company's assets and the
       dissolution of Company as a Maryland
       corporation..................................  95,512,525      3,144,748      78,504,573**

The Special Meeting of Shareholders of the Company was reconvened on November 11, 2003. The following matter was then considered:

                                                                         VOTES         WITHHELD/
       MATTER                                          VOTES FOR        AGAINST       ABSTENTIONS
-------------------------------------------------------------------------------------------------
(2)*   To approve an Agreement and Plan of
       Reorganization which provides for the
       redomestication of Company as a Delaware
       statutory trust and, in connection therewith,
       the sale of all of Company's assets and the
       dissolution of Company as a Maryland
       corporation..................................  109,217,698      3,531,752      71,913,039**

The Special Meeting of Shareholders of the Company was reconvened on November 17, 2003. The following matter was then considered:

                                                                         VOTES         WITHHELD/
       MATTER                                          VOTES FOR        AGAINST       ABSTENTIONS
-------------------------------------------------------------------------------------------------
(2)*   To approve an Agreement and Plan of
       Reorganization which provides for the
       redomestication of Company as a Delaware
       statutory trust and, in connection therewith,
       the sale of all of Company's assets and the
       dissolution of Company as a Maryland
       corporation..................................  116,710,545      3,761,148      69,451,190**

The Special Meeting of Shareholders of the Company was reconvened on November 21, 2003. The following matter was then considered:

                                                                         VOTES         WITHHELD/
       MATTER                                          VOTES FOR        AGAINST       ABSTENTIONS
-------------------------------------------------------------------------------------------------
(2)*   Approval of an Agreement and Plan of
       Reorganization which provides for the
       redomestication of Company as a Delaware
       statutory trust and, in connection therewith,
       the sale of all of Company's assets and the
       dissolution of Company as a Maryland
       corporation..................................  137,239,949      4,617,039      51,798,672**

* Proposal required approval by a combined vote of all the portfolios of AIM International Funds, Inc.

** Includes Broker Non-Votes

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2004



The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1991             Director and Chairman, A I M Management    None
   Trustee and President                            Group Inc. (financial services holding
                                                    company); Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    None
   Trustee and Executive Vice                       Officer, A I M Management Group Inc.
   President                                        (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), Fund
                                                    Management Company (registered broker
                                                    dealer) and INVESCO Distributors, Inc.
                                                    (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO
                                                    Funds Group, Inc.; President and Chief
                                                    Executive Officer, INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1992             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003             Retired                                    None
   Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001             Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
                                                    Formerly: Partner, law firm of Baker &
                                                    McKenzie
---------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003             Co-President and Founder, Green, Manning   None
   Trustee                                          & Bunch Ltd., (investment banking firm);
                                                    and Director, Policy Studies, Inc. and
                                                    Van Gilder Insurance Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000             Director of a number of public and         Cortland Trust, Inc. (Chairman)
   Trustee                                          private business corporations, including   (registered investment company);
                                                    the Boss Group Ltd. (private investment    Annuity and Life Re (Holdings),
                                                    and management) and Magellan Insurance     Ltd. (insurance company)
                                                    Company
                                                    Formerly: Director, President and Chief
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various
                                                    affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998             Retired                                    None
   Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997             Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                    company) and Texana Timber LP
                                                    (sustainable forestry company)
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of October 31, 2004



The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1991               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                            Naftalis and Frankel LLP                   investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003               Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                            (California)
                                                      Formerly: Associate Justice of the
                                                      California Court of Appeals
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly: Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1991               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1991               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(4) -- 1959     2004               Senior Vice President, A I M Management    N/A
   Senior Vice President and                          Group Inc. (financial services holding
   Chief Compliance Officer                           company); Senior Vice President and
                                                      Chief Compliance Officer, A I M
                                                      Advisors, Inc.; Vice President and Chief
                                                      Compliance Officer, A I M Capital
                                                      Management, Inc. and A I M Distributors,
                                                      Inc.; and Vice President, AIM Investment
                                                      Services, Inc. and Fund Management
                                                      Company
                                                      Formerly: Senior Vice President and
                                                      Compliance Director, Delaware
                                                      Investments Family of Funds
-----------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003               Director, Senior Vice President,           N/A
   Senior Vice President,                             Secretary and General Counsel, A I M
   Secretary and Chief Legal                          Management Group Inc. (financial
   Officer                                            services holding company) and A I M
                                                      Advisors, Inc.; Director and Vice
                                                      President, INVESCO Distributors, Inc.;
                                                      Vice President, A I M Capital
                                                      Management, Inc., and AIM Investment
                                                      Services, Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company and Senior Vice President, A I M
                                                      Distributors, Inc.
                                                      Formerly: Senior Vice President and
                                                      General Counsel, Liberty Financial
                                                      Companies, Inc.; and Senior Vice
                                                      President and General Counsel, Liberty
                                                      Funds Group, LLC and Vice President,
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1994               Managing Director, Chief Fixed Income      N/A
   Vice President                                     Officer and Senior Investment Officer,
                                                      A I M Capital Management, Inc. and Vice
                                                      President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          2002               Managing Director and Director of Money    N/A
   Vice President                                     Market Research and Special Projects,
                                                      A I M Capital Management, Inc.; and Vice
                                                      President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
                                                      Formerly: Senior Vice President, AIM
                                                      Investment Services, Inc.; and Vice
                                                      President, A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       2004               Director of Cash Management, Managing      N/A
   Vice President                                     Director and Chief Cash Management
                                                      Officer, A I M Capital Management, Inc;
                                                      Director and President, Fund Management
                                                      Company; and Vice President, A I M
                                                      Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen -- 1940         1999               Executive Vice President, A I M            N/A
   Vice President                                     Management Group, Inc.; Senior Vice
                                                      President, A I M Advisors, Inc., and
                                                      President, Director of Investments,
                                                      Chief Executive Officer and Chief
                                                      Investment Officer, A I M Capital
                                                      Management, Inc.
                                                      Formerly: Director of A I M Advisors,
                                                      Inc. and A I M Management Group Inc.,
                                                      A I M Advisors, Inc.; and Director and
                                                      Chairman, A I M Capital Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, Texas
                                                                                77002-5678
COUNSEL TO THE FUND           COUNSEL TO THE TRUSTEES  TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 Kramer, Levin, Naftalis  AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      & Frankel LLP            Services, Inc.           Trust Company
1735 Market Street            919 Third Avenue         P.O. Box 4739            225 Franklin Street
Philadelphia, PA 19103-7599   New York, NY 10022-3852  Houston, TX 77210-4739   Boston, MA 02110-2801

         DOMESTIC EQUITY                          INTERNATIONAL/GLOBAL EQUITY                         FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund(5)           AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(6)                    AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                       AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                        AIM Money Market Fund
AIM Core Stock Fund(1)                       AIM International Core Equity Fund(1)        AIM Short Term Bond Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund(7)    AIM Total Return Bond Fund
AIM Diversified Dividend Fund                AIM International Growth Fund                Premier U.S. Government Money Portfolio(1)
AIM Dynamics Fund(1)                         AIM Trimark Fund
AIM Emerging Growth Fund                                                                  TAX-FREE
AIM Large Cap Basic Value Fund                         SECTOR EQUITY
AIM Large Cap Growth Fund                                                                 AIM High Income Municipal Fund
AIM Libra Fund                               AIM Advantage Health Sciences Fund(1)        AIM Municipal Bond Fund
AIM Mid Cap Basic Value Fund                 AIM Energy Fund(1)                           AIM Tax-Exempt Cash Fund
AIM Mid Cap Core Equity Fund(2)              AIM Financial Services Fund(1)
AIM Mid Cap Growth Fund                      AIM Global Health Care Fund                          AIM ALLOCATION SOLUTIONS
AIM Mid Cap Stock Fund(1)                    AIM Gold & Precious Metals Fund(1)
AIM Opportunities I Fund                     AIM Health Sciences Fund(1)                  AIM Aggressive Allocation Fund
AIM Opportunities II Fund                    AIM Leisure Fund(1)                          AIM Conservative Allocation Fund
AIM Opportunities III Fund                   AIM Multi-Sector Fund(1)                     AIM Moderate Allocation Fund
AIM Premier Equity Fund                      AIM Real Estate Fund
AIM S&P 500 Index Fund(1)                    AIM Technology Fund(1)
AIM Select Equity Fund                       AIM Utilities Fund(1)
AIM Small Cap Equity Fund(3)
AIM Small Cap Growth Fund(4)                 =======================================================================================
AIM Small Company Growth Fund(1)             CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS
AIM Total Return Fund*(1)                    AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR
AIM Trimark Endeavor Fund                    AND READ IT THOROUGHLY BEFORE INVESTING.
AIM Trimark Small Companies Fund             =======================================================================================
AIM Weingarten Fund

* Domestic equity and income fund


(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) AIM International Emerging Growth Fund will close to new investors when net assets reach $500 million.

   If used after January 20, 2005, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $132 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $363 billion in assets under management. Data as of September 30, 2004.

AIMinvestments.com                  APG-AR-1            A I M Distributors, Inc.

                                    YOUR GOALS. OUR SOLUTIONS. --Registered Trademark--
-------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash                [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management                --Registered Trademark--
                               Plans    Accounts
-------------------------------------------------------------------------------------

                                                        AIM EUROPEAN GROWTH FUND
                                Annual Report to Shareholders o October 31, 2004


                                  [COVER IMAGE]


[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

===================================================================================================================================
AIM EUROPEAN GROWTH FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of 10/31/04 and is based on total net assets.
===================================================================================================================================

ABOUT SHARE CLASSES                          performance of companies with higher          may differ from the net asset values and
                                             price/earnings ratios and higher              returns reported in the Financial
o Effective 9/30/03, Class B shares are      forecasted growth values.                     Highlights.
not available as an investment for
retirement plans maintained pursuant to      o The unmanaged MSCI Europe Value Index       o Industry classifications used in this
Section 401 of the Internal Revenue          is a subset of the unmanaged MSCI Europe      report are generally according to the
Code, including 401(k) plans, money          Index, which represents a group of            Global Industry Classification Standard,
purchase pension plans and profit            European securities tracked by Morgan         which was developed by and is the
sharing plans. Plans that have existing      Stanley Capital International. The value      exclusive property and a service mark of
accounts invested in Class B shares will     portion measures performance of               Morgan Stanley Capital International
continue to be allowed to make               companies with lower price/earnings           Inc. and Standard & Poor's.
additional purchases.                        ratios and lower forecasted growth
                                             values.                                       The fund files its complete schedule of
o Investor Class shares are closed to                                                      portfolio holdings with the Securities
most investors. For more information on      o The unmanaged Lipper European Fund          and Exchange Commission ("SEC") for the
who may continue to invest in the            Index represents an average of the 30         1st and 3rd quarters of each fiscal year
Investor Class shares, please see the        largest global income funds tracked by        on Form N-Q. The fund's Form N-Q filings
prospectus.                                  Lipper, Inc., an independent mutual fund      are available on the SEC's Web site at
                                             performance monitor.                          http://www.sec.gov. Copies of the fund's
o Class R shares are available only to                                                     Forms N-Q may be reviewed and copied at
certain retirement plans. Please see the     o The unmanaged Standard & Poor's             the SEC's Public Reference Room at 450
prospectus for more information.             Composite Index of 500 Stocks (the S&P        Fifth Street, N.W., Washington, D.C.
                                             500--Registered Trademark-- Index) is an      20549-0102. You can obtain information
PRINCIPAL RISKS OF INVESTING IN THE FUND     index of common stocks frequently used        on the operation of the Public Reference
                                             as a general measure of U.S. stock            Room, including information about
o International investing presents           market performance.                           duplicating fee charges, by calling
certain risks not associated with                                                          1-202-942-8090 or by electronic request
investing solely in the United States.       o The unmanaged MSCI World Index is a         at the following E-mail address:
These include risks relating to              group of global securities tracked by         publicinfo@sec.gov. The SEC file numbers
fluctuations in the value of the U.S.        Morgan Stanley Capital International.         for the fund are 811-6463 and 33-44611.
dollar relative to the values of other                                                     The fund's most recent portfolio
currencies, the custody arrangements         o A direct investment cannot be made in       holdings, as filed on Form N-Q, are also
made for the fund's foreign holdings,        an index. Unless otherwise indicated,         available at AIMinvestments.com.
differences in accounting, political         index results include reinvested
risks and the lesser degree of public        dividends, and they do not reflect sales      A description of the policies and
information required to be provided by       charges. Performance of an index of           procedures that the fund uses to
non-U.S. companies.                          funds reflects fund expenses;                 determine how to vote proxies relating
                                             performance of a market index does not.       to portfolio securities is available
o Investing in a single-sector or                                                          without charge, upon request, from our
single-region mutual fund involves           o The fund is not managed to track the        Client Services department at
greater risk and potential reward than       performance of any particular index,          800-959-4246 or on the AIM Web site,
investing in a more diversified fund.        including the indexes defined here, and       AIMinvestments.com. On the home page,
                                             consequently, the performance of the          scroll down and click on AIM Funds Proxy
ABOUT INDEXES USED IN THIS REPORT            fund may deviate significantly from the       Policy. The information is also
                                             performance of the indexes.                   available on the Securities and Exchange
o The unmanaged MSCI Europe, Australasia                                                   Commission's Web site, sec.gov.
and the Far East Index (the MSCI             OTHER INFORMATION
EAFE--Registered Trademark-- Index) is a                                                   Information regarding how the fund voted
group of foreign securities tracked by       o The returns shown in the Management's       proxies related to its portfolio
Morgan Stanley Capital International.        Discussion of Fund Performance are based      securities during the 12 months ended
                                             on net asset values calculated for            6/30/04 is available at our Web site. Go
o The unmanaged MSCI Europe Index is a       shareholder transactions. Generally           to AIMinvestments.com, access the About
group of European securities tracked by      accepted accounting principles require        Us tab, click on Required Notices and
Morgan Stanley Capital International.        adjustments to be made to the net assets      then click on Proxy Voting Activity.
                                             of the fund at period end for financial       Next, select your fund from the
o The unmanaged MSCI Europe Growth Index     reporting purposes, and as such, the net      drop-down menu.
is a subset of the unmanaged MSCI Europe     asset values for shareholder
Index, which represents a group of           transactions and the returns based on
European securities tracked by Morgan        those net asset values
Stanley Capital International. The
growth portion measures


=============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=============================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

                    NEW BOARD CHAIRMAN

[PHOTO OF           It is our pleasure to introduce you to Bruce Crockett, the
ROBERT H.           new Chairman of the Board of Trustees of the AIM Funds. Bob
GRAHAM]             Graham has served as Chairman of the Board of Trustees of
                    the AIM Funds ever since Ted Bauer retired from that
ROBERT H. GRAHAM    position in 2000. However, as you may be aware, the U.S.
                    Securities and Exchange Commission recently adopted a rule
[PHOTO OF           requiring that an independent fund trustee, meaning a
MARK H.             trustee who is not an officer of the fund's investment
WILLIAMSON]         advisor, serve as chairman of the funds' Board. In addition, a similar provision was included in the terms of AIM
MARK H. WILLIAMSON  Advisors' recent settlements with certain regulators.
                    Accordingly, the AIM Funds' Board recently elected Mr.
[PHOTO OF           Crockett, one of the fourteen independent trustees on the
BRUCE L.            AIM Funds' Board, as Chairman. His appointment became
CROCKETT]           effective on October 4, 2004. Mr. Graham will remain on the funds' Board, as will Mark Williamson, President and Chief
BRUCE L. CROCKETT   Executive Officer of AIM. Mr. Graham will also remain
                    Chairman of AIM Investments--Registered Trademark--.

                        Mr. Crockett has been a member of the AIM Funds' board
                    since 1992, when AIM acquired certain funds that had been advised by CIGNA. He had been a member of the board of those funds since 1978. Mr. Crockett has more than 30 years of experience in finance and general management and has been Chairman of Crockett Technologies Associates since 1996. He is the first independent chairman of the funds' board in AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of fund shareholders, and we at AIM share that commitment.

                    MARKET CONDITIONS DURING THE FISCAL YEAR

                    Virtually every equity index, domestic and foreign, produced positive returns for the fiscal year ended October 31, 2004. Domestically, the S&P 500 Index was up 9.41% for the year. Globally, the MSCI World Index advanced more than 13%. However, a goodly portion of this positive performance was achieved during 2003. Year to date as of October 31, the S&P 500 Index was up just over 3%, the MSCI World Index just about 5%. In the pages that follow, you will find a more detailed discussion of the market conditions that affected your fund during the fiscal year.

                        While it is agreeable to report positive market
                    performance for the year covered by this report, as ever, we encourage our shareholders to look past short-term performance and focus on their long-term investment goals. Over the short term, the one sure thing about the investment markets is their unpredictability. Over the long term, equities have produced very attractive returns. For the 25-year period ended October 31, 2004, the S&P 500 Index averaged 13.50% growth per year and the MSCI World Index averaged 11.16%. While past performance cannot guarantee future results, we believe staying invested for the long term offers the best opportunity for capital growth.

                    YOUR FUND

                    The following pages of this report provide an explanation of how your fund was managed during the fiscal year, how it performed in comparison to various benchmarks, and a presentation of its long-term performance. We hope you find this information helpful. Current information about your fund and about the markets in general is always available on our Web site, AIMinvestments.com.

                        As always, AIM remains committed to building solutions
                    for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM               /s/ MARK H. WILLIAMSON
                    --------------------------         ----------------------
                    Robert H. Graham                   Mark H. Williamson
                    Chairman, AIM Investments          CEO & President,
                    President & Vice Chairman,         AIM Investments
                    AIM Funds                          Trustee, AIM Funds

                    December 16, 2004

                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors, and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

STOCK SELECTION/CURRENCY                                                                      Not surprisingly, the energy and
APPRECIATION BOOST FUND RETURNS                                                            utility sectors posted the highest
                                                                                           returns, meanwhile the information
For the fiscal year ended October 31,        geopolitical concerns, however, weighed       technology sector--which declined
2004, AIM European Growth Fund Class A       on world markets during much of 2004.         significantly in the summer--was the
shares returned 31.00% at net asset                                                        worst performer. European value stocks
value. PERFORMANCE SHOWN AT NAV DOES NOT        All countries and sectors included in      generally outperformed European growth
INCLUDE FRONT-END SALES CHARGES, WHICH       the MSCI Europe Index posted positive         stocks and small-cap stocks continued to
WOULD HAVE REDUCED THE PERFORMANCE.          returns for the fiscal year on a              post higher returns than large-cap
Returns for other share classes are          dollar-denominated basis. In the euro         stocks.
shown in the table on page 3. For the        zone--twelve countries that have adopted
same period, the fund outperformed all       the euro as their currency-- economic         YOUR FUND
its benchmarks including the MSCI EAFE       recovery appeared to be ongoing,
Index, MSCI Europe Growth Index and          primarily driven by external demand.          During the fiscal year, the investment
Lipper European Fund Index which                                                           climate in Europe once again rewarded
returned 18.84%, 18.00%, and 21.71%,            Domestic demand, however, was              companies with strong corporate
respectively.                                divergent across countries--stronger in       earnings. Our strategy of investing in
                                             France and weaker in Germany. Amid            companies with strong fundamentals and
   We attribute the fund's higher return     higher oil prices, inflation rose above       accelerating earnings growth but which
to several factors: European markets         the European Central Bank's (ECB) target      are reasonably priced worked well in
outperformed other regions for the           of 2%.                                        this environment. Indeed, a testament to
fiscal year (the MSCI EAFE Index is                                                        the fund's investment strategy was
comprised of stocks from many different         However, with wage increases still         evident by the fund's higher return than
regions and countries). Strong stock         moderate, the ECB remained accommodative      the MSCI Europe Value Index in an
selection and our focus on companies         and kept short-term rates at 2%. The          environment where value stocks decidedly
with quality earnings also helped build      euro appreciated more than 9% against         outperformed growth stocks.
a strong portfolio.                          the U.S. dollar during the fiscal year,
                                             putting pressure on European exporters.          Other aspects of the fund's strategy
MARKET CONDITIONS                                                                          also proved instrumental to fund
                                                In the United Kingdom, private             performance including our flexible
European markets (represented by the         consumption remained strong, buoyed by        market cap and nonhedging philosophy.
MSCI Europe Index) posted double-digit       sustained income growth and rising            Over the last few years, European
gains for the fiscal year, outperforming     housing wealth. With demand already high      small-cap stocks have outperformed their
the S&P 500 Index--often considered a        relative to the supply capacity of the        large cap peers. The fund's flexible
barometer for the U.S. stock market--by      economy, continued strong growth was          market cap has allowed us to capitalize
more than a two-to-one margin. A review      likely to lead to rising inflationary         on this trend of higher returns of
of the fiscal year illustrates that much     pressures. Therefore, the Bank of             small-cap stocks. Additionally, the fact
of the performance gain came in the          England raised short-term interest rates      that we do not hedge currencies--we buy
fourth quarter with European stocks up       five times during the fiscal year.            stocks in local currency and then
more than 20%. Rising commodity prices       Meanwhile, the British pound appreciated      translate that value back into the fund
and                                          more than 8% against the U.S. dollar          in U.S. dollars--also proved favorable.
                                             during the fiscal year.                       Strong appreciation of European
                                                                                           currencies helped boost fund returns.

===================================================================================================================================

PORTFOLIO COMPOSITION                        TOP 10 COUNTRIES*                             TOP 10 EQUITY HOLDINGS*

By sector                                     1. United Kingdom                 22.3%       1. Anglo Irish Bank Corp. PLC
                                                                                               (Ireland)                       4.5%
               [PIE CHART]                    2. France                         11.9
                                                                                            2. Puma A.G. Rudolf Dassler
Consumer Staples                    8.7%      3. Ireland                        10.8           Sport (Germany)                 4.5

Materials                           3.9%      4. Germany                         5.8        3. Grafton Group PLC (Ireland)     2.6

Telecommunication Services          6.0%      5. Italy                           5.2        4. OTP Bank Rt. (Hungary)          2.2

Energy                              4.6%      6. Switzerland                     5.0        5. Enterprise Inns PLC
                                                                                               (United Kingdom)                1.9
Health Care                         3.8%      7. Greece                          4.4
                                                                                            6. Total S.A. (France)             1.7
Money Market Funds Plus Other                 8. Spain                           4.3
Assets Less Liabilities             8.9%                                                    7. Vodafone Group PLC
                                              9. Netherlands                     4.2           (United Kingdom)                1.7
Utilities                           2.0%
                                             10. Belgium                         4.0        8. Eni S.p.A. (Italy)              1.7
Information Technology              0.9%
                                                                                            9. Mobistar S.A. (Belgium)         1.6
Consumer Discretionary             27.5%
                                                                                           10. Imperial Tobacco Group PLC
Financials                         20.1%                                                       (United Kingdom)                1.6

Industrials                        13.6%


The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

*Excluding money market fund holdings.

===================================================================================================================================

   Our investment philosophy is based on     dollar. A decline in the dollar affects                        JASON T. HOLZER Mr.
bottom-up investing. In other words, we      ICAP's earnings as the firm generates a                        Holzer, Chartered
invest in individual companies; not          great deal of its revenue in dollars,              [HOLZER     Financial Analyst, is
countries or sectors. If we find a stock     which is then translated back into                  PHOTO]     co-manager of AIM
attractive, we will consider it for the      pounds for its results. While we have                          European Growth Fund.
fund, despite country economics. For         reduced our position in the stock, we                          Mr. Holzer joined AIM
example, Germany's economy is one of the     continued to own it based on the              in 1996. He received a B.A. in
most troubled in Europe; however, two of     strength of its electronic brokering          quantitative economics and an M.S. in
the fund's top performers during the         services and a pick-up in market              engineering-economic systems from
fiscal year were Continental, a tire         activity.                                     Stanford University.
manufacturer, and sporting good provider
Puma--both German stocks.                                                                                   CLAS G. OLSSON Mr.
                                             IN CLOSING                                                     Olsson is co-manager
                                                                                                [OLSSON     of AIM European Growth
   On a sector basis, we increased our       Despite outperforming U.S. stocks for               PHOTO]     Fund. Mr. Olsson
exposure to consumer discretionary           the fiscal year, European stocks                               joined AIM in 1994.
stocks, particularly in France where         continued to trade at a discount to                            Mr. Olsson became a
consumer demand is accelerating. In the      their U.S. counterparts. We are pleased       commissioned naval officer at the Royal
financials sector, strong stock              to provide shareholders with                  Swedish Naval Academy in 1988. He also
selection coupled with sizeable exposure     double-digit returns for the fiscal year      received a B.B.A. from The University of
contributed to fund returns. One of our      and remain committed to our investment        Texas at Austin.
best performing financial stocks was OTP     objective of long-term growth of capital
Bank, a Hungarian commercial bank which      by investing in European-based companies      Assisted by Europe/Canada Team
is benefiting from Hungary's admittance      with accelerating earnings growth.
into the European Union during the
fiscal year. The bank's attractive           The views and opinions expressed in
valuation and continued strong               Management's Discussion of Fund
fundamentals--good earnings amid strong      Performance are those of A I M Advisors,
loan growth--fit the fund's investment       Inc. These views and opinions are
criteria.                                    subject to change at any time based on
                                             factors such as market and economic
   While all sectors in the fund posted      conditions. These views and opinions may
positive returns for the fiscal year,        not be relied upon as investment advice
the health care sector proved                or recommendations, or as an offer for a
disappointing. We remained underweight       particular security. The information is
in the health care sector for much of        not a complete analysis of every aspect
the fiscal year as we believed many          of any market, country, industry,
medical/tech companies and large             security or the Fund. Statements of fact
pharmaceutical companies were overvalued     are from sources considered reliable,
and therefore did not fit our investment     but A I M Advisors, Inc. makes no
criteria.                                    representation or warranty as to their
                                             completeness or accuracy. Although
   The largest single stock detractor        historical performance is no guarantee
for the fund was ICAP, one of the            of future results, these insights may
world's largest interdealer brokers. A       help you understand our investment
U.K.-based firm, the company was hard        management philosophy.
hit by slow market conditions in the
summer and by a weak U.S.
                                                  See important fund and index
                                                 disclosures inside front cover.


====================================================================================

TOP 10 INDUSTRIES*                           FUND VS. INDEXES

 1. Diversified Banks              14.4%     TOTAL RETURNS, 10/31/03-10/31/04,
                                             EXCLUDING APPLICABLE SALES CHARGES. IF
 2. Wireless Telecommunication               SALES CHARGES WERE INCLUDED, RETURNS
    Services                        5.2      WOULD BE LOWER.

 3. Footwear                        4.5      CLASS A SHARES                   31.00%

 4. Construction & Engineering      4.5      CLASS B SHARES                   30.21

 5. Restaurants                     3.6      CLASS C SHARES                   30.13

 6. Integrated Oil & Gas            3.4      CLASS R SHARES                   30.78

 7. Publishing                      3.4      INVESTOR CLASS SHARES            31.14

 8. Pharmaceuticals                 3.3      MSCI EAFE INDEX
                                             (BROAD MARKET INDEX)             18.84
 9. Casinos & Gaming                2.9
                                             MSCI EUROPE GROWTH INDEX
10. Food Retail                     2.6      (STYLE-SPECIFIC INDEX)           18.00

TOTAL NET ASSETS         $770.6 MILLION      LIPPER EUROPEAN FUND INDEX
TOTAL NUMBER OF HOLDINGS*            92      (PEER GROUP INDEX)               21.71

                                             SOURCE: LIPPER, INC.

====================================================================================            [RIGHT ARROW GRAPHIC]

                                                                                           FOR A PRESENTATION OF YOUR FUND'S
                                                                                           PERFORMANCE RECORD, PLEASE TURN TO
                                                                                           PAGE 5.

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      estimate the expenses that you paid over      costs of investing in the fund and other
                                             the period. Simply divide your account        funds. To do so, compare this 5%
As a shareholder of the fund, you incur      value by $1,000 (for example, an $8,600       hypothetical example with the 5%
two types of costs: (1) transaction          account value divided by $1,000 = 8.6),       hypothetical examples that appear in the
costs, which may include sales charges       then multiply the result by the number        shareholder reports of the other funds.
(loads) on purchase payments; contingent     in the table under the heading entitled
deferred sales charges on redemptions;       "Actual Expenses Paid During Period" to          Please note that the expenses shown
and redemption fees, if any; and (2)         estimate the expenses you paid on your        in the table are meant to highlight your
ongoing costs, including management          account during this period.                   ongoing costs only and do not reflect
fees; distribution and/or service fees                                                     any transactional costs, such as sales
(12b-1); and other fund expenses. This       HYPOTHETICAL EXAMPLE FOR                      charges (loads) on purchase payments,
example is intended to help you              COMPARISON PURPOSES                           contingent deferred sales charges on
understand your ongoing costs (in                                                          redemptions, and redemption fees, if
dollars) of investing in the fund and to     The table below also provides                 any. Therefore, the hypothetical
compare these costs with ongoing costs       information about hypothetical account        information is useful in comparing
of investing in other mutual funds. The      values and hypothetical expenses based        ongoing costs only, and will not help
example is based on an investment of         on the fund's actual expense ratio and        you determine the relative total costs
$1,000 invested at the beginning of the      an assumed rate of return of 5% per year      of owning different funds. In addition,
period and held for the entire period,       before expenses, which is not the fund's      if these transactional costs were
May 1, 2004 - October 31, 2004.              actual return. The hypothetical account       included, your costs would have been
                                             values and expenses may not be used to        higher.
ACTUAL EXPENSES                              estimate the actual ending account
                                             balance or expenses you paid for the
The table below provides information         period. You may use this information to
about actual account values and actual       compare the ongoing
expenses. You may use the information in
this table,


===================================================================================================================================

                                           ACTUAL                                               HYPOTHETICAL
                                                                                    (5% ANNUAL RETURN BEFORE EXPENSES)

                 BEGINNING ACCOUNT     ENDING ACCOUNT       EXPENSES                 ENDING ACCOUNT      EXPENSES
                       VALUE               VALUE          PAID DURING                    VALUE          PAID DURING
                     (5/1/04)           (10/31/04)(1)       PERIOD(2)                 (10/31/04)         PERIOD(2)
Class A              $1,000.00            $1,104.00          $ 9.63                   $1,015.99           $ 9.22
Class B               1,000.00             1,100.70           13.04                    1,012.72            12.50
Class C               1,000.00             1,100.60           13.04                    1,012.72            12.50
Class R               1,000.00             1,103.00           10.41                    1,015.23             9.98
Investor Class        1,000.00             1,104.90            8.78                    1,016.79             8.42


(1) The actual ending account value is based on the actual total return of the fund for the period May 1, 2004, to October 31,
2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period May 1,
2004, to October 31, 2004, was 10.40%, 10.07%, 10.06%, 10.30% and 10.49% for Class A, B, C, R shares and Investor Class shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (1.82%, 2.47%, 2.47%, 1.97% and 1.66% for Class A, B, C, R shares and Investor Class shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
===================================================================================================================================

                                                                                    [ARROW
                                                                                    BUTTON         For More Information Visit
                                                                                    IMAGE]             AIMinvestments.com

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

===================================================================================================================================
Past performance cannot guarantee            RESULTS OF A $10,000 INVESTMENT
comparable future results.                   11/3/97-10/31/04 Index data from 10/31/97

   Your fund's total return includes                                      [MOUNTAIN CHART]
reinvested distributions, applicable
sales charges, fund expenses and                        AIM EUROPEAN  AIM EUROPEAN  AIM EUROPEAN   LIPPER
management fees. Results for Class B                    GROWTH FUND   GROWTH FUND   GROWTH FUND   EUROPEAN
shares are calculated as if a                             CLASS A       CLASS B       CLASS C       FUND    MSCI EAFE   MSCI EUROPE
hypothetical shareholder had liquidated         DATE      SHARES         SHARES        SHARES      INDEX      INDEX    GROWTH INDEX
his entire investment in the fund at the
close of the reporting period and paid       11/3/1997    $ 9450         $10000        $10000     $10000     $10000       $10000
the applicable contingent deferred sales     1/98          10026          10600         10600      10694      10441        10964
charges. Index results include               4/98          12910          13609         13609      12738      11544        12652
reinvested dividends, but they do not        7/98          14535          15298         15308      13346      11692        13270
reflect sales charges. Performance of an     10/98         12248          12867         12878      11533      10965        12436
index of funds reflects fund expenses        1/99          14322          15025         15038      12985      11946        14004
and management fees; performance of a        4/99          13195          13815         13818      13002      12640        13029
market index does not. Performance shown     7/99          13904          14526         14538      13065      12827        12607
in the chart does not reflect deduction      10/9          15530          16196         16209      13468      13490        13456
of taxes a shareholder would pay on fund     1/00          23676          24644         24669      15741      14245        15279
distributions or sale of fund shares.        4/00          24130          25064         25088      16952      14396        15939
Performance of the indexes does not          7/00          24375          25284         25308      16872      13982        14788
reflect the effects of taxes.                10/00         22323          23115         23140      15574      13099        13389
                                             1/01          21528          22246         22270      15799      13050        13230
   In evaluating this chart, please note     4/01          18001          18577         18600      14070      12050        11602
that the chart uses a logarithmic scale      7/01          16970          17487         17508      12845      10946        10416
along the vertical axis (the value           10/01         15627          16068         16089      11501       9834         9453
scale). This means that each scale           1/02          15958          16377         16400      11717       9712         9665
increment always represents the same         4/02          17028          17446         17471      12279      10377         9962
percent change in price; in a linear         7/02          15401          15767         15780      10708       9094         8467
chart each scale increment always            10/02         14759          15076         15091      10032       8534         8263
represents the same absolute change in       1/03          14211          14486         14500       9677       8262         7833
price. In this example, the scale            4/03          15459          15734         15739      10350       8689         8457
increment between $5,000 and $10,000 is      7/03          16842          17115         17129      11415       9667         8938
the same as that between $10,000 and         10/03         18952          19223         19248      12502      10842         9681
$20,000. In a linear chart, the latter       1/04          22062          22352         22367      14387      12118        11049
scale increment would be twice as large.     4/04          22489          22742         22759      14128      12185        10820
The benefit of using a logarithmic scale     7/04          22508          22722         22748      14040      12088        10689
is that it better illustrates                10/04        $24823         $25040        $25050     $15216     $12884       $11424
performance during the fund's early                                                                         Source: Lipper, Inc.
years depicted in the chart before
reinvested distributions and compounding     INVESTOR CLASS SHARES                         inception date is 11/3/97. Class R
create the potential for the original        Inception                          14.82%     shares' inception date is 6/3/02.
investment to grow to very large             5 Years                             9.84      Returns since that date are historical
numbers. Had the chart used a linear         1 Year                             31.14      returns. All other returns are blended
scale along its vertical axis, you would                                                   returns of historical Class R share
not be able to see as clearly the            In addition to returns as of the close        performance and restated Class A share
movements in the value of the fund and       of the fiscal year, industry regulations      performance (for periods prior to the
the indexes during the early years           require us to provide average annual          inception date of Class R shares) at net
depicted. We use a logarithmic scale in      total returns as of 9/30/04, the most         asset value, adjusted to reflect the
financial reports of funds that have         recent calendar quarter-end.                  higher Rule 12b-1 fees applicable to
more than five years of performance                                                        Class R shares. Class A shares'
history.                                     AVERAGE ANNUAL TOTAL RETURNS                  inception date is 11/3/97.
                                             As of 9/30/04, most recent calendar
AVERAGE ANNUAL TOTAL RETURNS                 quarter-end, including applicable sales
As of 10/31/04, including applicable sales   charges                                          The performance data quoted represent
charges                                                                                    past performance and cannot guarantee
                                             CLASS A SHARES                                comparable future results; current
CLASS A SHARES                               Inception (11/3/97)                13.57%     performance may be lower or higher.
Inception (11/3/97)                13.89%    5 Years                             9.39      Please visit AIMinvestments.com for the
5 Years                             8.59     1 Year                             27.62      most recent month-end performance.
1 Year                             23.77                                                   Performance figures reflect reinvested
                                             CLASS B SHARES                                distributions, changes in net asset
CLASS B SHARES                               Inception (11/3/97)                13.72%     value and the effect of the maximum
Inception (11/3/97)                14.03%    5 Years                             9.61      sales charge unless otherwise stated.
5 Years                             8.82     1 Year                             29.26      Investment return and principal value
1 Year                             25.21                                                   will fluctuate so that you may have a
                                             CLASS C SHARES                                gain or loss when you sell shares.
CLASS C SHARES                               Inception (11/3/97)                13.72%
Inception (11/3/97)                14.04%    5 Years                             9.89         Class A share performance reflects
5 Years                             9.09     1 Year                             33.23      the maximum 5.50% sales charge, and
1 Year                             29.13                                                   Class B and Class C share performance
                                             CLASS R SHARES                                reflects the applicable contingent
CLASS R SHARES                               Inception                          14.33%     deferred sales charge (CDSC) for the
Inception                          14.63%    5 Years                            10.46      period involved. The CDSC on Class B
5 Years                             9.65     1 Year                             34.89      shares declines from 5% beginning at the
1 Year                             30.78                                                   time of purchase to 0% at the beginning
                                             INVESTOR CLASS SHARES                         of the seventh year. The CDSC on Class C
                                             Inception                          14.51%     shares is 1% for the first year after
                                             5 Years                            10.64      purchase. Investor Class shares do not
                                             1 Year                             35.16      have a front-end sales charge or a CDSC;
                                                                                           therefore, performance is at net asset
                                             Investor Class shares' inception date is      value. Class R shares do not have a
                                             9/30/03. Returns since that date are          front-end sales charge; returns shown
                                             historical returns. All other returns         are at net asset value and do not
                                             are blended returns of historical             reflect a 0.75% CDSC that may be imposed
                                             Investor Class share performance and          on a total redemption of retirement plan
                                             restated Class A share performance (for       assets within the first year.
                                             periods prior to the inception date of
                                             Investor Class shares) at net asset              The performance of the fund's share
                                             value and reflect the higher Rule 12b-1       classes will differ due to different
                                             fees applicable to Class A shares. Class      sales charge structures and class
                                             A shares'                                     expenses.

                                                                                               A redemption fee of 2% will be
                                                                                           imposed on certain redemptions or
                                                                                           exchanges out of the fund within 30 days
                                                                                           of purchase. Exceptions to the
                                                                                           redemption fee are listed in the fund's
                                                                                           prospectus.

===================================================================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2004

                                                                 MARKET
                                                  SHARES         VALUE
--------------------------------------------------------------------------
STOCKS & OTHER EQUITY INTERESTS-91.16%

AUSTRIA-0.77%

Erste Bank der oesterreichischen Sparkassen
  A.G. (Diversified Banks)(a)                       132,960   $  5,947,033
==========================================================================

BELGIUM-4.01%

Algemene Maatschappij voor Nijverheidskredit
  N.V. (Diversified Banks)(a)                        55,000      4,150,550
--------------------------------------------------------------------------
Colruyt S.A. (Food Retail)(a)                        68,300      9,952,543
--------------------------------------------------------------------------
KBC Bankverzekeringsholding (Diversified
  Banks)(a)                                          56,000      4,129,062
--------------------------------------------------------------------------
Mobistar S.A. (Wireless Telecommunication
  Services)(a)(b)                                   167,834     12,662,845
==========================================================================
                                                                30,895,000
==========================================================================

DENMARK-0.89%

Topdanmark A.S. (Multi-Line Insurance)(a)(b)         97,200      6,883,295
==========================================================================

FRANCE-11.87%

BNP Paribas S.A. (Diversified Banks)(a)             136,847      9,375,581
--------------------------------------------------------------------------
Credit Agricole S.A. (Diversified
  Banks)(a)(b)                                      160,300      4,728,373
--------------------------------------------------------------------------
Eiffage S.A. (Construction & Engineering)
  (Acquired 3/03/2004-04/08/2004; Cost
  $6,814,881)(c)                                     96,800      9,654,921
--------------------------------------------------------------------------
Elior (Restaurants)(a)                              489,000      4,383,840
--------------------------------------------------------------------------
Imerys S.A. (Construction Materials)(a)              96,176      6,815,700
--------------------------------------------------------------------------
JC Decaux S.A. (Advertising)(a)(b)                  190,200      4,760,541
--------------------------------------------------------------------------
M6 Metropole Television (Broadcasting & Cable
  TV)(a)                                            187,400      4,908,425
--------------------------------------------------------------------------
Neopost S.A. (Office Electronics)(a)                 68,000      4,748,417
--------------------------------------------------------------------------
Pernod Ricard (Distillers & Vintners)(a)(b)          34,868      4,856,238
--------------------------------------------------------------------------
Renault S.A. (Automobile Manufacturers)(a)(b)        69,000      5,809,437
--------------------------------------------------------------------------
Societe Generale (Diversified Banks)(a)(b)           42,790      3,996,096
--------------------------------------------------------------------------
Technip S.A. (Oil & Gas Equipment &
  Services)(a)                                       24,350      3,841,502
--------------------------------------------------------------------------
Total S.A. (Integrated Oil & Gas)(a)                 63,473     13,287,140
--------------------------------------------------------------------------
Vinci S.A. (Construction & Engineering)(a)           86,100     10,323,384
==========================================================================
                                                                91,489,595
==========================================================================

GERMANY-5.84%

Continental A.G. (Tires & Rubber)(a)                190,125     10,434,028
--------------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport (Footwear)
  (Acquired 01/30/02-08/13/03; Cost
  $7,672,307)(a)(b)(c)                              137,200     34,533,115
==========================================================================
                                                                44,967,143
==========================================================================

GREECE-4.42%

Coca-Cola Hellenic Bottling Co. S.A. (Soft
  Drinks)(a)                                        119,446      2,670,856
--------------------------------------------------------------------------

                                                                 MARKET
                                                  SHARES         VALUE
--------------------------------------------------------------------------
GREECE-(CONTINUED)

Cosmote Mobile Telecommunications S.A.
  (Wireless Telecomunication Services)(a)           149,633   $  2,715,569
--------------------------------------------------------------------------
EFG Eurobank Ergasias (Diversified Banks)(a)        221,000      6,081,315
--------------------------------------------------------------------------
Germanos S.A. (Computer & Electronics
  Retail)(a)                                        190,400      5,090,701
--------------------------------------------------------------------------
OPAP S.A. (Casinos & Gaming) (Acquired
  07/14/03-01/30/04; Cost $5,515,048)(a)(c)         430,600      8,822,084
--------------------------------------------------------------------------
Public Power Corp. (Electric Utilities)(a)          151,980      3,792,321
--------------------------------------------------------------------------
Titan Cement Co. (Construction Materials)(a)        184,900      4,880,214
==========================================================================
                                                                34,053,060
==========================================================================

HUNGARY-2.16%

OTP Bank Rt. (Diversified Banks)(a)                 654,600     16,630,897
==========================================================================

IRELAND-10.83%

Anglo Irish Bank Corp. PLC (Diversified
  Banks)(a)                                       1,828,585     34,902,471
--------------------------------------------------------------------------
CRH PLC (Construction Materials)(a)                 263,350      6,320,495
--------------------------------------------------------------------------
Depfa Bank PLC (Diversified Banks)(a)               753,970     11,605,504
--------------------------------------------------------------------------
Grafton Group PLC (Trading Companies &
  Distributors)(b)(d)                             2,212,114     19,955,099
--------------------------------------------------------------------------
IAWS Group PLC (Agricultural Products)(a)           299,800      3,992,958
--------------------------------------------------------------------------
Independent News & Media PLC (Publishing)         2,289,800      6,680,203
==========================================================================
                                                                83,456,730
==========================================================================

ITALY-5.19%

Banco Popolare di Verona e Novara Scrl
  (Diversified Banks)(a)                            331,000      5,902,515
--------------------------------------------------------------------------
Davide Campari-Milano S.p.A. (Distillers &
  Vintners)(a)                                      104,400      5,943,983
--------------------------------------------------------------------------
Eni S.p.A. (Integrated Oil & Gas)(a)(b)             569,414     13,066,331
--------------------------------------------------------------------------
Lottomatica S.p.A. (Casinos & Gaming)(a)            221,900      6,699,139
--------------------------------------------------------------------------
Mediaset S.p.A. (Broadcasting & Cable
  TV)(a)(b)                                         732,200      8,394,654
==========================================================================
                                                                40,006,622
==========================================================================

LUXEMBOURG-0.56%

SBS Broadcasting S.A. (Broadcasting & Cable
  TV)(b)                                            126,200      4,346,328
==========================================================================

NETHERLANDS-4.23%

Aalberts Industries N.V. (Industrial
  Conglomerates)(a)                                 252,436      9,451,315
--------------------------------------------------------------------------
Axalto Holding N.V. (Computer Storage &
  Peripherals)(b)                                   102,600      2,428,714
--------------------------------------------------------------------------
Hunter Douglas N.V. (Home Furnishings)(a)           111,700      5,315,626
--------------------------------------------------------------------------

                                                                 MARKET
                                                  SHARES         VALUE
--------------------------------------------------------------------------

NETHERLANDS-(CONTINUED)

Randstad Holding N.V. (Employment
  Services)(a)                                      115,325   $  3,912,015
--------------------------------------------------------------------------
Royal Numico N.V. (Packaged Foods &
  Meats)(a)(b)(e)                                   120,627      4,088,301
--------------------------------------------------------------------------
TPG N.V. (Air Freight & Logistics)(a)               306,460      7,431,264
==========================================================================
                                                                32,627,235
==========================================================================

NORWAY-3.34%

Aktiv Kapital A.S.A. (Specialized Finance)(a)       330,000      5,566,130
--------------------------------------------------------------------------
Ekornes A.S.A. (Home Furnishings)(a)                381,951      8,743,211
--------------------------------------------------------------------------
Smedvig A.S.A.-Class A (Oil & Gas
  Drilling)(a)(e)                                   436,778      5,471,592
--------------------------------------------------------------------------
Telenor A.S.A. (Integrated Telecommunication
  Services)(a)                                      744,928      5,963,627
==========================================================================
                                                                25,744,560
==========================================================================

RUSSIA-1.53%

AO VimpelCom-ADR (Wireless Telecommunication
  Services)(b)                                      103,100     11,753,400
==========================================================================

SPAIN-4.30%

Corporacion Mapfre S.A. (Multi-Line
  Insurance)(a)                                     721,763      9,162,962
--------------------------------------------------------------------------
Enagas (Gas Utilities) (Acquired 06/25/2002-
  10/26/2004; Cost $4,230,189)(a)(c)                503,260      6,387,769
--------------------------------------------------------------------------
Gestevision Telecinco S.A. (Movies &
  Entertainment) (Acquired 06/23/204-
  10/04/2004; Cost $4,440,678)(b)(c)(e)             394,900      7,564,256
--------------------------------------------------------------------------
Grupo Ferrovial, S.A. (Construction &
  Engineering)(a)(b)                                164,648      7,321,381
--------------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail)(a)(b)                                     105,600      2,695,104
==========================================================================
                                                                33,131,472
==========================================================================

SWEDEN-3.12%

Assa Abloy A.B.-Class B (Building
  Products)(a)(b)(e)                                479,475      6,514,755
--------------------------------------------------------------------------
Gambro A.B.-Class A (Health Care Services)(a)       335,400      3,931,976
--------------------------------------------------------------------------
Swedish Match A.B. (Tobacco)(a)                     352,452      3,904,614
--------------------------------------------------------------------------
Volvo A.B.-Class B (Construction & Farm
  Machinery & Heavy Trucks)(a)                      254,840      9,700,310
==========================================================================
                                                                24,051,655
==========================================================================

SWITZERLAND-5.02%

Novartis A.G. (Pharmaceuticals)(a)                   82,500      3,966,207
--------------------------------------------------------------------------
Rieter Holding A.G. (Auto Parts &
  Equipment)(a)                                      13,000      3,462,159
--------------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)(a)(b)           45,150      4,636,532
--------------------------------------------------------------------------
Swatch Group A.G. (The)-Class B (Apparel,
  Accessories & Luxury Goods)(a)(b)                  44,200      5,956,740
--------------------------------------------------------------------------
Syngenta A.G. (Fertilizers & Agricultural
  Chemicals)(a)(b)                                  124,020     11,871,868
--------------------------------------------------------------------------
UBS A.G. (Diversified Capital Markets)(a)           121,140      8,798,742
==========================================================================
                                                                38,692,248
==========================================================================


                                                                 MARKET
                                                  SHARES         VALUE
--------------------------------------------------------------------------

UNITED KINGDOM-22.30%

Balfour Beatty PLC (Construction &
  Engineering)(a)                                 1,418,900   $  7,079,751
--------------------------------------------------------------------------
Cattles PLC (Consumer Finance)(a)                 1,432,020      9,375,560
--------------------------------------------------------------------------
Centrica PLC (Gas Utilities)(a)                   1,185,534      5,255,357
--------------------------------------------------------------------------
Daily Mail and General Trust (Publishing)(a)        309,800      4,127,719
--------------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)(a)              1,258,580     14,338,374
--------------------------------------------------------------------------
ICAP PLC (Investment Banking & Brokerage)(a)        849,625      3,664,221
--------------------------------------------------------------------------
Imperial Tobacco Group PLC (Tobacco)(a)             529,180     12,393,846
--------------------------------------------------------------------------
Inchcape PLC (Distributors)(a)                      188,530      5,122,067
--------------------------------------------------------------------------
Intertek Group PLC (Diversified Commercial
  Services)(a)                                      420,000      5,310,704
--------------------------------------------------------------------------
Johnston Press PLC (Publishing)(a)                  930,190      9,413,959
--------------------------------------------------------------------------
Next PLC (Department Stores)(a)                     241,120      7,409,555
--------------------------------------------------------------------------
Punch Taverns PLC (Restaurants)(a)                  878,500      8,944,071
--------------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)(a)       343,045      9,424,718
--------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Diversified
  Banks)(a)                                         119,543      3,529,326
--------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC
  (Pharmaceuticals)(a)                              971,000      9,266,084
--------------------------------------------------------------------------
T&F Informa PLC (Publishing)(a)                     823,880      5,778,674
--------------------------------------------------------------------------
Tesco PLC (Food Retail)(a)                        1,910,235     10,082,321
--------------------------------------------------------------------------
Travis Perkins PLC (Home Improvement
  Retail)(a)                                        228,790      5,800,711
--------------------------------------------------------------------------
Ultra Electronics Holdings PLC (Aerospace &
  Defense)(a)                                       378,810      4,309,240
--------------------------------------------------------------------------
Vodafone Group PLC (Wireless
  Telecommunication Services)(a)                  5,153,546     13,265,627
--------------------------------------------------------------------------
Warner Chilcott PLC (Pharmaceuticals)               458,040      7,247,580
--------------------------------------------------------------------------
William Hill PLC (Casinos & Gaming)(a)              741,830      6,672,754
--------------------------------------------------------------------------
WS Atkins PLC (Diversified Commercial
  Services)(a)                                      333,000      4,064,058
==========================================================================
                                                               171,876,277
==========================================================================

UNITED STATES OF AMERICA-0.78%

Autoliv, Inc.-SDR (Auto Parts &
  Equipment)(a)(b)(e)                               140,106      5,983,474
==========================================================================
    Total Stocks & Other Equity Interests
      (Cost $440,020,741)                                      702,536,024
==========================================================================

MONEY MARKET FUNDS-6.86%

Liquid Assets Portfolio-Institutional
  Class(f)                                       26,427,712     26,427,712
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(f)      26,427,712     26,427,712
==========================================================================
    Total Money Market Funds (Cost
      $52,855,424)                                              52,855,424
==========================================================================
TOTAL INVESTMENTS-98.02% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $492,876,165)                  755,391,448
==========================================================================

                                                                 MARKET
                                                  SHARES         VALUE
--------------------------------------------------------------------------


INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-1.51%

STIC Prime Portfolio-Institutional
  Class(f)(g)                                    11,605,133   $ 11,605,133
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $11,605,133)                                        11,605,133
==========================================================================
TOTAL INVESTMENTS-99.53% (Cost $504,481,298)                   766,996,581
==========================================================================
OTHER ASSETS LESS LIABILITIES-0.47%                              3,617,272
==========================================================================
NET ASSETS-100.00%                                            $770,613,853
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
SDR    - Swedish Depository Receipt

Notes to Schedule of Investments:

(a) In accordance with procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at October 31, 2004 was $632,905,523, which represented 82.52% of the Fund's Total Investments. See
    Note 1A.
(b) Non-income producing security.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at October 31, 2004 was $66,962,145, which represented 8.69% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(d) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes warrants to purchase common or preferred shares of the issuer.
(e) All or a portion of this security has been pledged as collateral for security lending transactions at October 31, 2004.
(f) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(g) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

ASSETS:

Investments, at market value (cost
  $440,020,741)*                               $ 702,536,024
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $64,460,557)                              64,460,557
============================================================
    Total investments (cost $504,481,298)        766,996,581
============================================================
Foreign currencies, at value (cost
  $4,421,590)                                      4,429,776
------------------------------------------------------------
Receivables for:
  Investments sold                                12,894,201
------------------------------------------------------------
  Fund shares sold                                 3,092,376
------------------------------------------------------------
  Dividends and interest                           1,373,431
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                92,483
------------------------------------------------------------
Other assets                                          31,044
============================================================
    Total assets                                 788,909,892
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            5,037,693
------------------------------------------------------------
  Fund shares reacquired                             787,793
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 121,634
------------------------------------------------------------
  Collateral upon return of securities loaned     11,605,133
------------------------------------------------------------
Accrued distribution fees                            295,499
------------------------------------------------------------
Accrued trustees' fees                                 1,433
------------------------------------------------------------
Accrued transfer agent fees                          249,731
------------------------------------------------------------
Accrued operating expenses                           197,123
============================================================
    Total liabilities                             18,296,039
============================================================
Net assets applicable to shares outstanding    $ 770,613,853
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $ 659,502,450
------------------------------------------------------------
Undistributed net investment income                  911,149
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                    (152,446,612)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              262,646,866
============================================================
                                               $ 770,613,853
____________________________________________________________
============================================================

NET ASSETS:

Class A                                        $ 407,565,792
____________________________________________________________
============================================================
Class B                                        $ 130,863,261
____________________________________________________________
============================================================
Class C                                        $  45,221,583
____________________________________________________________
============================================================
Class R                                        $   2,131,028
____________________________________________________________
============================================================
Investor Class                                 $ 184,832,189
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           15,540,237
____________________________________________________________
============================================================
Class B                                            5,227,230
____________________________________________________________
============================================================
Class C                                            1,805,353
____________________________________________________________
============================================================
Class R                                               81,550
____________________________________________________________
============================================================
Investor Class                                     7,050,465
____________________________________________________________
============================================================
Class A:
  Net asset value per share                    $       26.23
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $26.23 divided by
      94.50%)                                  $       27.76
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                      $       25.03
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                      $       25.05
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                      $       26.13
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
    share                                      $       26.22
____________________________________________________________
============================================================

* At October 31, 2004, securities with an aggregate market value of $10,970,171 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $1,526,636)      $ 13,409,609
--------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  security lending income of $303,157)*                            671,418
--------------------------------------------------------------------------
Interest                                                            72,277
==========================================================================
    Total investment income                                     14,153,304
==========================================================================

EXPENSES:

Advisory fees                                                    6,422,801
--------------------------------------------------------------------------
Administrative services fees                                       197,749
--------------------------------------------------------------------------
Custodian fees                                                     719,279
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        1,253,282
--------------------------------------------------------------------------
  Class B                                                        1,224,702
--------------------------------------------------------------------------
  Class C                                                          382,134
--------------------------------------------------------------------------
  Class R                                                            7,233
--------------------------------------------------------------------------
  Investor Class                                                   364,443
--------------------------------------------------------------------------
Transfer agent fees                                              2,394,316
--------------------------------------------------------------------------
Trustees' fees and retirement benefits                              24,575
--------------------------------------------------------------------------
Other                                                              687,508
==========================================================================
    Total expenses                                              13,678,022
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                     (118,693)
==========================================================================
    Net expenses                                                13,559,329
==========================================================================
Net investment income                                              593,975
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                                         67,422,430
--------------------------------------------------------------------------
  Foreign currencies                                              (336,059)
==========================================================================
                                                                67,086,371
==========================================================================
Change in net unrealized appreciation of:
  Investment securities                                        113,289,261
--------------------------------------------------------------------------
  Foreign currencies                                               172,160
==========================================================================
                                                               113,461,421
==========================================================================
Net gain from investment securities and foreign currencies     180,547,792
==========================================================================
Net increase in net assets resulting from operations          $181,141,767
__________________________________________________________________________
==========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $    593,975    $   (975,951)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and futures contracts                            67,086,371      20,497,751
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                          113,461,421      92,232,326
==========================================================================================
    Net increase in net assets resulting from operations       181,141,767     111,754,126
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (106,111)             --
------------------------------------------------------------------------------------------
  Investor Class                                                  (212,530)             --
==========================================================================================
    Decrease in net assets resulting from distributions           (318,641)             --
==========================================================================================
Share transactions-net:
  Class A                                                       12,387,787     (62,533,328)
------------------------------------------------------------------------------------------
  Class B                                                       (8,714,512)    (13,312,226)
------------------------------------------------------------------------------------------
  Class C                                                        4,006,947      (3,175,123)
------------------------------------------------------------------------------------------
  Class R                                                        1,093,306         467,649
------------------------------------------------------------------------------------------
  Investor Class                                               139,066,257         162,286
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        147,839,785     (78,390,742)
==========================================================================================
    Net increase in net assets                                 328,662,911      33,363,384
==========================================================================================

NET ASSETS:

  Beginning of year                                            441,950,942     408,587,558
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $911,149 and $267,863, respectively)            $770,613,853    $441,950,942
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM European Growth Fund (the "Fund") is a series portfolio of AIM International Mutual Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On November 25, 2003, the Fund was restructured from a separate series of AIM International Funds, Inc. to a new series portfolio of the Trust.

    The Fund's investment objective is long-term growth of capital. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities.' Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. REDEMPTION FEES -- The Fund has instituted a 2% redemption fee on certain share classes that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to shares of beneficial interest by the Fund and is allocated among the share classes based on the relative net assets of each class.

G. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $500 million of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $500 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund, if any). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended October 31, 2004, AIM waived fees of $5,185.

    For the year ended October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $51,465 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2004, AIM was paid $197,749 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended October 31, 2004, the Fund paid AISI $2,394,316. AISI may make payments to intermediaries to provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B, Class C and Class R Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. The Fund, pursuant to the Investor Class Plan, pays AIM Distributors for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Pursuant to the Plans, for the year ended October 31, 2004, the Class A, Class B, Class C, Class R and Investor Class shares paid $1,253,282, $1,224,702, $382,134, $7,233 and $364,443, respectively. AIM reimbursed $51,136 of Investor Class expenses related to an overpayment of prior period Rule 12b-1 fees of the INVESCO European Fund (a fund acquired by the fund on November 24, 2003) paid to INVESCO Distributors, Inc., the prior distributor of INVESCO European Fund and an AIM affiliate.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2004, AIM Distributors advised the Fund it retained $89,602 in front-end sales commissions from the sale of Class A shares and $337, $6,872, $4,051, and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                    UNREALIZED
                 MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND               10/31/03        AT COST        FROM SALES      (DEPRECIATION)      10/31/04       INCOME     GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $3,005,612     $109,618,954    $ (86,196,854)         $--         $26,427,712     $185,689        $--
---------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            3,005,612      109,618,954      (86,196,854)         --           26,427,712     182,572         --
===========================================================================================================================
  Subtotal        $6,011,224     $219,237,908    $(172,393,708)         $--         $52,855,424     $368,261        $--
===========================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                    UNREALIZED
                 MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND               10/31/03        AT COST        FROM SALES      (DEPRECIATION)      10/31/04      INCOME*     GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $12,113,481     $234,865,605    $(246,979,086)         $--         $        --     $294,062        $--
---------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                   --       36,343,819      (24,738,686)         --           11,605,133        9,095        --
===========================================================================================================================
  Subtotal       $12,113,481     $271,209,424    $(271,717,772)         $--         $11,605,133     $303,157        $--
===========================================================================================================================
  Total          $18,124,705     $490,447,332    $(444,111,480)         $--         $64,460,557     $671,418        $--
___________________________________________________________________________________________________________________________
===========================================================================================================================

* Dividend income is net of income rebate paid to security lending counterparties.

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2004, the Fund received credits in transfer agency fees of $10,907 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $10,907.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2004, the Fund paid legal fees of $6,377 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At October 31, 2004, securities with an aggregate value of $10,970,171 were on loan to brokers. The loans were secured by cash collateral of $11,605,133 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $303,157 for securities lending transactions.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended October 31, 2004 and 2003 was as follows:

                                                                2004       2003
--------------------------------------------------------------------------------
Distributions paid from ordinary income                       $318,641    $   --
________________________________________________________________________________
================================================================================


TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
---------------------------------------------------------------------------
Undistributed ordinary income                                 $   1,011,608
---------------------------------------------------------------------------
Unrealized appreciation -- investments                          261,698,966
---------------------------------------------------------------------------
Temporary book/tax differences                                     (100,460)
---------------------------------------------------------------------------
Capital loss carryforward                                      (151,498,711)
---------------------------------------------------------------------------
Shares of beneficial interest                                   659,502,450
===========================================================================
Total net assets                                              $ 770,613,853
___________________________________________________________________________
===========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $131,583.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of October 31, 2004 to utilizing $67,322,664 of capital loss carryforward in the fiscal year ended October 31, 2005.

    The Fund utilized $58,432,870 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                              CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD*
---------------------------------------------------------------------------
October 31, 2008                                              $ 54,381,587
---------------------------------------------------------------------------
October 31, 2009                                                97,117,124
===========================================================================
Total capital loss carryforward                               $151,498,711
___________________________________________________________________________
===========================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gain as of November 24, 2003 the date of the reorganization of INVESCO European Fund into the Fund are realized on securities held at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2004 was $341,901,899 and $323,653,174, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $262,601,026
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (1,033,643)
==============================================================================
Net unrealized appreciation of investment securities             $261,567,383
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $505,429,198.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses, foreign currency transactions, redomestication expenses, and capital loss limitations and expiration of the capital loss carryforward, on October 31, 2004, undistributed net investment income was increased by $419,043, undistributed net realized gain (loss) was increased by $310,976 and shares of beneficial interest decreased by $49,386. Further, as a result of tax deferrals acquired in the reorganization of INVESCO European Fund into the Fund, undistributed net investment income was decreased by $51,091, undistributed net realized gain (loss) was decreased by $74,785,113 and shares of beneficial interest increased by $74,155,571. These reclassifications had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                             CHANGES IN SHARES OUTSTANDING(a)
--------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                                         2004                            2003
                                                              --------------------------    ------------------------------
                                                                SHARES         AMOUNT         SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      4,125,663    $ 97,941,773     82,916,233    $ 1,366,427,023
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                        860,401      19,605,645        734,581         11,741,120
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                        748,539      17,048,651      4,899,091         77,913,071
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         74,842       1,721,074        439,162          7,228,264
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                              780,496      18,487,554          8,159            162,338
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                          4,447          91,218             --                 --
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                                9,940         203,374             --                 --
==========================================================================================================================
Issued in connection with acquisitions:(c)
  Class A                                                         22,379         452,046             --                 --
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                          5,121          99,255             --                 --
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         53,300       1,033,743             --                 --
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                            7,999,868     161,401,679             --                 --
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        283,516       6,765,403        236,630          3,953,498
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (296,150)     (6,765,403)      (245,600)        (3,953,498)
==========================================================================================================================
Reacquired:(d)
  Class A                                                     (3,960,360)    (92,862,653)   (86,282,624)    (1,432,913,849)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (955,724)    (21,654,009)    (1,338,030)       (21,099,848)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (633,985)    (14,075,447)    (5,072,535)       (81,088,194)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                        (26,338)       (627,768)      (407,105)        (6,760,615)
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                           (1,747,995)    (41,026,350)            (3)               (52)
==========================================================================================================================
                                                               7,347,960    $147,839,785     (4,112,041)   $   (78,390,742)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 13% of the outstanding shares of the Fund. AIM Distributors has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
(b) Investor Class shares commenced sales on September 30, 2003.
(c) As of the opening of business on November 24, 2003, the Fund acquired all of the net assets of INVESCO European Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO European Fund shareholders on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 8,080,668 shares of the Fund for 18,162,024 shares of INVESCO European Fund outstanding as of the close of business on November 21, 2003. INVESCO European Fund's net assets at that date of $162,986,723 including $27,261,043 of unrealized appreciation were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $448,879,513.
(d) Amount is net of redemption fees of $4,825, $1,632, $518, $20 and $2,335 for Class A, Class B, Class C, Class R and Investor Class shares for 2004, respectively.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           CLASS A
                                                             --------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                             --------------------------------------------------------------------
                                                              2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  20.02       $  15.60       $  16.52       $  23.59       $  16.42
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  0.05(a)       (0.01)(a)      (0.07)(a)      (0.06)(a)      (0.21)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 6.17           4.43          (0.85)         (7.01)          7.38
=================================================================================================================================
    Total from investment operations                            6.22           4.42          (0.92)         (7.07)          7.17
=================================================================================================================================
Less dividends from net investment income                      (0.01)            --             --             --             --
=================================================================================================================================
Redemption fees added to beneficial interest                    0.00             --             --             --             --
=================================================================================================================================
Net asset value, end of period                              $  26.23       $  20.02       $  15.60       $  16.52       $  23.59
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                31.06%         28.33%         (5.57)%       (29.97)%        43.67%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $407,566       $301,659       $283,812       $157,651       $273,605
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                         1.87%(c)       2.01%(d)       1.93%          1.83%          1.69%
=================================================================================================================================
Ratio of net investment income (loss) to average net assets     0.19%(c)      (0.04)%        (0.42)%        (0.32)%        (0.82)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                           60%            81%            94%            99%           112%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $358,080,480.
(d) After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.02%.

                                                                                           CLASS B
                                                             --------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                             --------------------------------------------------------------------
                                                               2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  19.23       $  15.08       $  16.07       $  23.11       $  16.20
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.10)(a)      (0.11)(a)      (0.18)(a)      (0.19)(a)      (0.38)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 5.90           4.26          (0.81)         (6.85)          7.29
=================================================================================================================================
    Total from investment operations                            5.80           4.15          (0.99)         (7.04)          6.91
=================================================================================================================================
Redemption fees added to beneficial interest                    0.00             --             --             --             --
=================================================================================================================================
Net asset value, end of period                              $  25.03       $  19.23       $  15.08       $  16.07       $  23.11
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                30.16%         27.52%         (6.16)%       (30.46)%        42.65%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $130,863       $107,959       $ 97,436       $105,324       $169,614
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                         2.52%(c)       2.66%(d)       2.58%          2.50%          2.39%
=================================================================================================================================
Ratio of net investment income (loss) to average net assets    (0.46)%(c)     (0.69)%        (1.07)%        (0.98)%        (1.52)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                           60%            81%            94%            99%           112%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $122,470,171.
(d) After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.67%.

                                                                                           CLASS C
                                                             --------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                             --------------------------------------------------------------------
                                                               2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  19.24       $  15.09       $  16.09       $  23.13       $  16.21
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.10)(a)      (0.11)(a)      (0.18)(a)      (0.19)(a)      (0.38)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 5.91           4.26          (0.82)         (6.85)          7.30
=================================================================================================================================
    Total from investment operations                            5.81           4.15          (1.00)         (7.04)          6.92
=================================================================================================================================
Redemption fees added to beneficial interest                    0.00             --             --             --             --
=================================================================================================================================
Net asset value, end of period                              $  25.05       $  19.24       $  15.09       $  16.09       $  23.13
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                30.20%         27.50%         (6.22)%       (30.44)%        42.69%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $ 45,222       $ 31,509       $ 27,323       $ 32,604       $ 54,164
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                         2.52%(c)       2.66%(d)       2.58%          2.50%          2.39%
=================================================================================================================================
Ratio of net investment income (loss) to average net assets    (0.46)%(c)     (0.69)%        (1.07)%        (0.98)%        (1.52)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                           60%            81%            94%            99%           112%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $38,213,383.
(d) After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.67%.

                                                                            CLASS R
                                                              ------------------------------------
                                                                                     JUNE 3, 2002
                                                                  YEAR ENDED          (DATE SALES
                                                                  OCTOBER 31,        COMMENCED) TO
                                                              -------------------     OCTOBER 31,
                                                               2004         2003         2002
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $19.98       $15.59       $ 18.35
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  0.01(a)     (0.03)(a)      (0.04)(a)
--------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 6.14         4.42         (2.72)
==================================================================================================
    Total from investment operations                            6.15         4.39         (2.76)
==================================================================================================
Redemption fees added to beneficial interest                    0.00           --            --
==================================================================================================
Net asset value, end of period                                $26.13       $19.98       $ 15.59
__________________________________________________________________________________________________
==================================================================================================
Total return(b)                                                30.78%       28.16%       (15.04)%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,131       $  660       $    15
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets                         2.02%(c)     2.16%(d)       2.08%(e)
==================================================================================================
Ratio of net investment income (loss) to average net assets     0.04%(c)    (0.19)%       (0.57)%(e)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate(f)                                        60%          81%           94%
__________________________________________________________________________________________________
==================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $1,446,548.
(d) After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.17%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                         INVESTOR CLASS
                                                              ------------------------------------
                                                                                SEPTEMBER 30, 2003
                                                                                   (DATE SALES
                                                              YEAR ENDED          COMMENCED) TO
                                                              OCTOBER 31,          OCTOBER 31,
                                                                 2004                  2003
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  20.01               $18.84
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     0.09(a)              0.00(a)
==================================================================================================
  Net gains on securities (both realized and unrealized)           6.15                 1.17
==================================================================================================
    Total from investment operations                               6.24                 1.17
==================================================================================================
Less dividends from net investment income                         (0.03)                  --
==================================================================================================
Redemption fees added to beneficial interest                       0.00                   --
==================================================================================================
Net asset value, end of period                                 $  26.22               $20.01
__________________________________________________________________________________________________
==================================================================================================
Total return(b)                                                   31.20%                6.21%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $184,832               $  163
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets
  With fee waivers and/or expense reimbursements                   1.71%(c)             1.79%(d)
--------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                1.74%(c)             1.79%(d)
==================================================================================================
Ratio of net investment income to average net assets               0.35%(c)             0.18%(d)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate(e)                                           60%                  81%
__________________________________________________________________________________________________
==================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $165,656,229.
(d)  Annualized
(e)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

    As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

    In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Settled Enforcement Actions and Investigations Related to Market Timing

    On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

    The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

    Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

    None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

    Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

    In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

    On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

    As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

    At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM European Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM European Growth Fund (the "Fund") at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/S/ PRICEWATERHOUSECOOPERS LLP

December 20, 2004
Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM European Growth Fund ("Fund"), a portfolio of AIM International Mutual Funds, a Delaware statutory trust (formerly AIM International Funds, Inc., a Maryland corporation), ("Company"), was held on October 21, 2003. The meeting was adjourned and reconvened on October 28, 2003, November 4, 2003, November 11, 2003, November 17, 2003 and reconvened on November 21, 2003. The meeting was held for the following purposes:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

(2)* To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.

The results of the voting on the above matters were as follows:

                                                                                      WITHHOLDING
       TRUSTEES/MATTER                                                VOTES FOR        AUTHORITY
-------------------------------------------------------------------------------------------------
(1)*   Bob R. Baker................................................  162,211,196       3,444,279
       Frank S. Bayley.............................................  162,236,962       3,418,513
       James T. Bunch..............................................  162,287,588       3,367,887
       Bruce L. Crockett...........................................  162,276,496       3,378,979
       Albert R. Dowden............................................  162,251,386       3,404,089
       Edward K. Dunn, Jr..........................................  162,221,226       3,434,249
       Jack M. Fields..............................................  162,278,318       3,377,157
       Carl Frischling.............................................  162,182,906       3,472,569
       Robert H. Graham............................................  162,243,892       3,411,583
       Gerald J. Lewis.............................................  162,147,868       3,507,607
       Prema Mathai-Davis..........................................  162,219,866       3,435,609
       Lewis F. Pennock............................................  162,263,207       3,392,268
       Ruth H. Quigley.............................................  162,163,064       3,492,411
       Louis S. Sklar..............................................  162,243,759       3,411,716
       Larry Soll, Ph.D............................................  162,236,226       3,419,249
       Mark H. Williamson..........................................  162,238,962       3,416,513

                                                                                       VOTES         WITHHELD/
       MATTER                                                        VOTES FOR        AGAINST       ABSTENTIONS
----------------------------------------------------------------------------------------------------------------
(2)*   To approve an Agreement and Plan of Reorganization which
       provides for the redomestication of Company as a Delaware
       statutory trust and, in connection therewith, the sale of
       all of Company's assets and the dissolution of Company as a
       Maryland corporation........................................  76,302,938      2,822,366      86,530,171**

The Special Meeting of Shareholders of the Company was reconvened on October 28, 2003. The following matter was then considered:

                                                                                       VOTES         WITHHELD/
       MATTER                                                        VOTES FOR        AGAINST       ABSTENTIONS
----------------------------------------------------------------------------------------------------------------
(2)*   To approve an Agreement and Plan of Reorganization which
       provides for the redomestication of Company as a Delaware
       statutory trust and, in connection therewith, the sale of
       all of Company's assets and the dissolution of Company as a
       Maryland corporation........................................  84,066,011      2,989,031      83,338,957**

The Special Meeting of Shareholders of the Company was reconvened on November 4, 2003. The following matter was then considered:

                                                                                       VOTES         WITHHELD/
       MATTER                                                        VOTES FOR        AGAINST       ABSTENTIONS
----------------------------------------------------------------------------------------------------------------
(2)*   To approve an Agreement and Plan of Reorganization which
       provides for the redomestication of Company as a Delaware
       statutory trust and, in connection therewith, the sale of
       all of Company's assets and the dissolution of Company as a
       Maryland corporation........................................  95,512,525      3,144,748      78,504,573**

 * Proposal required approval by a combined vote of all the portfolios of AIM International Funds, Inc.

** Includes Broker Non-Votes

The Special Meeting of Shareholders of the Company was reconvened on November 11, 2003. The following matter was then considered:

                                                                                       VOTES         WITHHELD/
       MATTER                                                        VOTES FOR        AGAINST       ABSTENTIONS
----------------------------------------------------------------------------------------------------------------
(2)*   To approve an Agreement and Plan of Reorganization which
       provides for the redomestication of Company as a Delaware
       statutory trust and, in connection therewith, the sale of
       all of Company's assets and the dissolution of Company as a
       Maryland corporation........................................  109,217,698     3,531,752      71,913,039**

The Special Meeting of Shareholders of the Company was reconvened on November 17, 2003. The following matter was then considered:

                                                                                       VOTES         WITHHELD/
       MATTER                                                        VOTES FOR        AGAINST       ABSTENTIONS
----------------------------------------------------------------------------------------------------------------
(2)**  To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware
       statutory trust and, in connection therewith, the sale of
       all of Company's assets and the dissolution of Company as a
       Maryland corporation........................................  116,710,545     3,761,148      69,451,190**

The Special Meeting of Shareholders of the Company was reconvened on November 21, 2003. The following matter was then considered:

                                                                                       VOTES         WITHHELD/
       MATTER                                                        VOTES FOR        AGAINST       ABSTENTIONS
----------------------------------------------------------------------------------------------------------------
(2)*   Approval of an Agreement and Plan of Reorganization which
       provides for the redomestication of Company as a Delaware
       statutory trust and, in connection therewith, the sale of
       all of Company's assets and the dissolution of Company as a
       Maryland corporation........................................  137,239,949     4,617,039      51,798,672**

 * Proposal required approval by a combined vote of all the portfolios of AIM International Funds, Inc.

** Includes Broker Non-Votes

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2004



The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------


   INTERESTED PERSONS

---------------------------------------------------------------------------------------------------------------------------------


   Robert H. Graham(1) -- 1946     1991             Director and Chairman, A I M Management    None
   Trustee and President                            Group Inc. (financial services holding
                                                    company); Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products

---------------------------------------------------------------------------------------------------------------------------------


   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    None
   Trustee and Executive Vice                       Officer, A I M Management Group Inc.
   President                                        (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), Fund
                                                    Management Company (registered broker
                                                    dealer) and INVESCO Distributors, Inc.
                                                    (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO
                                                    Funds Group, Inc.; President and Chief
                                                    Executive Officer, INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.

---------------------------------------------------------------------------------------------------------------------------------


   INDEPENDENT TRUSTEES

---------------------------------------------------------------------------------------------------------------------------------


   Bruce L. Crockett(3) -- 1944    1992             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)

---------------------------------------------------------------------------------------------------------------------------------


   Bob R. Baker -- 1936            2003             Retired                                    None
   Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation

---------------------------------------------------------------------------------------------------------------------------------


   Frank S. Bayley -- 1939         2001             Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
                                                    Formerly: Partner, law firm of Baker &
                                                    McKenzie

---------------------------------------------------------------------------------------------------------------------------------


   James T. Bunch -- 1942          2003             Co-President and Founder, Green, Manning   None
   Trustee                                          & Bunch Ltd., (investment banking firm);
                                                    and Director, Policy Studies, Inc. and
                                                    Van Gilder Insurance Corporation

---------------------------------------------------------------------------------------------------------------------------------


   Albert R. Dowden -- 1941        2000             Director of a number of public and         Cortland Trust, Inc. (Chairman)
   Trustee                                          private business corporations, including   (registered investment company);
                                                    the Boss Group Ltd. (private investment    Annuity and Life Re (Holdings),
                                                    and management) and Magellan Insurance     Ltd. (insurance company)
                                                    Company
                                                    Formerly: Director, President and Chief
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various
                                                    affiliated Volvo companies

---------------------------------------------------------------------------------------------------------------------------------


   Edward K. Dunn, Jr. -- 1935     1998             Retired                                    None
   Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.

---------------------------------------------------------------------------------------------------------------------------------


   Jack M. Fields -- 1952          1997             Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                    company) and Texana Timber LP
                                                    (sustainable forestry company)

---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of October 31, 2004

The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------


   Carl Frischling -- 1937         1991             Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                          Naftalis and Frankel LLP                   investment company)

---------------------------------------------------------------------------------------------------------------------------------


   Gerald J. Lewis -- 1933         2003             Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                          (California)
                                                    Formerly: Associate Justice of the
                                                    California Court of Appeals

---------------------------------------------------------------------------------------------------------------------------------


   Prema Mathai-Davis -- 1950      1998             Formerly: Chief Executive Officer, YWCA    None
   Trustee                                          of the USA

---------------------------------------------------------------------------------------------------------------------------------


   Lewis F. Pennock -- 1942        1991             Partner, law firm of Pennock & Cooper      None
   Trustee

---------------------------------------------------------------------------------------------------------------------------------


   Ruth H. Quigley -- 1935         2001             Retired                                    None
   Trustee

---------------------------------------------------------------------------------------------------------------------------------


   Louis S. Sklar -- 1939          1991             Executive Vice President, Development      None
   Trustee                                          and Operations, Hines Interests Limited
                                                    Partnership (real estate development
                                                    company)

---------------------------------------------------------------------------------------------------------------------------------


   Larry Soll -- 1942              2003             Retired                                    None
   Trustee

---------------------------------------------------------------------------------------------------------------------------------


   OTHER OFFICERS

---------------------------------------------------------------------------------------------------------------------------------


   Lisa O. Brinkley(4) -- 1959     2004             Senior Vice President, A I M Management    N/A
   Senior Vice President and                        Group Inc. (financial services holding
   Chief Compliance Officer                         company); Senior Vice President and
                                                    Chief Compliance Officer, A I M
                                                    Advisors, Inc.; Vice President and Chief
                                                    Compliance Officer, A I M Capital
                                                    Management, Inc. and A I M Distributors,
                                                    Inc.; and Vice President, AIM Investment
                                                    Services, Inc. and Fund Management
                                                    Company
                                                    Formerly: Senior Vice President and
                                                    Compliance Director, Delaware
                                                    Investments Family of Funds

---------------------------------------------------------------------------------------------------------------------------------


   Kevin M. Carome -- 1956         2003             Director, Senior Vice President,           N/A
   Senior Vice President,                           Secretary and General Counsel, A I M
   Secretary and Chief Legal                        Management Group Inc. (financial
   Officer                                          services holding company) and A I M
                                                    Advisors, Inc.; Director and Vice
                                                    President, INVESCO Distributors, Inc.;
                                                    Vice President, A I M Capital
                                                    Management, Inc., and AIM Investment
                                                    Services, Inc.; Director, Vice President
                                                    and General Counsel, Fund Management
                                                    Company and Senior Vice President, A I M
                                                    Distributors, Inc.
                                                    Formerly: Senior Vice President and
                                                    General Counsel, Liberty Financial
                                                    Companies, Inc.; and Senior Vice
                                                    President and General Counsel, Liberty
                                                    Funds Group, LLC and Vice President,
                                                    A I M Distributors, Inc.

---------------------------------------------------------------------------------------------------------------------------------


   Robert G. Alley -- 1948         1994             Managing Director, Chief Fixed Income      N/A
   Vice President                                   Officer and Senior Investment Officer,
                                                    A I M Capital Management, Inc. and Vice
                                                    President, A I M Advisors, Inc.

---------------------------------------------------------------------------------------------------------------------------------


   Stuart W. Coco -- 1955          2002             Managing Director and Director of Money    N/A
   Vice President                                   Market Research and Special Projects,
                                                    A I M Capital Management, Inc.; and Vice
                                                    President, A I M Advisors, Inc.

---------------------------------------------------------------------------------------------------------------------------------


   Sidney M. Dilgren -- 1961       2004             Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                     Advisors, Inc.
                                                    Formerly: Senior Vice President, AIM
                                                    Investment Services, Inc.; and Vice
                                                    President, A I M Distributors, Inc.

---------------------------------------------------------------------------------------------------------------------------------


   Karen Dunn Kelley -- 1960       2004             Director of Cash Management, Managing      N/A
   Vice President                                   Director and Chief Cash Management
                                                    Officer, A I M Capital Management, Inc;
                                                    Director and President, Fund Management
                                                    Company; and Vice President, A I M
                                                    Advisors, Inc.

---------------------------------------------------------------------------------------------------------------------------------


   Edgar M. Larsen -- 1940         1999             Executive Vice President, A I M            N/A
   Vice President                                   Management Group, Inc.; Senior Vice
                                                    President, A I M Advisors, Inc., and
                                                    President, Director of Investments,
                                                    Chief Executive Officer and Chief
                                                    Investment Officer, A I M Capital
                                                    Management, Inc.
                                                    Formerly: Director of A I M Advisors,
                                                    Inc. and A I M Management Group Inc.,
                                                    A I M Advisors, Inc.; and Director and
                                                    Chairman, A I M Capital Management, Inc.

---------------------------------------------------------------------------------------------------------------------------------

(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND      INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza       A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100               11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173  Suite 100                11 Greenway Plaza        1201 Louisiana
                        Houston, TX 77046-1173   Suite 100                Street
                                                 Houston, TX 77046-1173   Suite 2900
                                                                          Houston, Texas
                                                                          77002-5678
COUNSEL TO THE FUND     COUNSEL TO THE TRUSTEES  TRANSFER AGENT           CUSTODIAN
Ballard Spahr           Kramer, Levin, Naftalis  AIM Investment           State Street Bank
Andrews & Ingersoll,    & Frankel LLP            Services, Inc.           and Trust Company
LLP                     919 Third Avenue         P.O. Box 4739            225 Franklin Street
1735 Market Street      New York, NY 10022-3852  Houston, TX 77210-4739   Boston, MA
Philadelphia, PA 19103-7599                                               02110-2801

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2004, 0% is eligible for the dividends received deduction for corporations.
For its tax year ended October 31, 2004, the Fund designates 100%, or the maximum amount allowable, of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported on Form 1099-DIV. You should consult your tax advisor regarding treatment of these amounts.

       DOMESTIC EQUITY                              INTERNATIONAL/GLOBAL EQUITY                      FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                  TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                      AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund(5)            AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund             AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(6)                     AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                        AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                         AIM Money Market Fund
AIM Core Stock Fund(1)                       AIM International Core Equity Fund(1)         AIM Short Term Bond Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund(7)     AIM Total Return Bond Fund
AIM Diversified Dividend Fund                AIM International Growth Fund                 Premier U.S. Government Money
AIM Dynamics Fund(1)                         AIM Trimark Fund                              Portfolio(1)
AIM Emerging Growth Fund
AIM Large Cap Basic Value Fund                              SECTOR EQUITY                  TAX-FREE
AIM Large Cap Growth Fund
AIM Libra Fund                               AIM Advantage Health Sciences Fund(1)         AIM High Income Municipal Fund
AIM Mid Cap Basic Value Fund                 AIM Energy Fund(1)                            AIM Municipal Bond Fund
AIM Mid Cap Core Equity Fund(2)              AIM Financial Services Fund(1)                AIM Tax-Exempt Cash Fund
AIM Mid Cap Growth Fund                      AIM Global Health Care Fund                   AIM Tax-Free Intermediate Fund
AIM Mid Cap Stock Fund1                      AIM Gold & Precious Metals Fund(1)
AIM Opportunities I Fund                     AIM Health Sciences Fund(1)                        AIM ALLOCATION SOLUTIONS
AIM Opportunities II Fund                    AIM Leisure Fund(1)
AIM Opportunities III Fund                   AIM Multi-Sector Fund(1)                      AIM Aggressive Allocation Fund
AIM Premier Equity Fund                      AIM Real Estate Fund                          AIM Conservative Allocation Fund
AIM S&P 500 Index Fund(1)                    AIM Technology Fund(1)                        AIM Moderate Allocation Fund
AIM Select Equity Fund                       AIM Utilities Fund(1)
AIM Small Cap Equity Fund(3)
AIM Small Cap Growth Fund(4)                 ==============================================================================
AIM Small Company Growth Fund(1)             CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
AIM Total Return Fund*(1)                    FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR
AIM Trimark Endeavor Fund                    FINANCIAL ADVISOR AND READ IT THOROUGHLY BEFORE INVESTING.
AIM Trimark Small Companies Fund             ==============================================================================
AIM Weingarten Fund

* Domestic equity and income fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) AIM International Emerging Growth Fund will close to new investors when net assets reach $500 million.

    If used after January 20, 2005, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $132 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $363 billion in assets under management. Data as of September 30, 2004.

      AIMinvestments.com            EGR-AR-1            A I M Distributors, Inc.


                                   [YOUR GOALS. OUR SOLUTIONS.]--Registered Trademark--
-------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management            --Registered Trademark--
                               Plans    Accounts
-------------------------------------------------------------------------------------

                                               AIM GLOBAL AGGRESSIVE GROWTH FUND
                                Annual Report to Shareholders o October 31, 2004


                                 [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

====================================================================================================================================
AIM GLOBAL AGGRESSIVE GROWTH FUND SEEKS TO PROVIDE ABOVE-AVERAGE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of 10/31/04 and is based on total net assets.
====================================================================================================================================


ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT             OTHER INFORMATION

o Effective 9/30/03, Class B shares are      o The unmanaged MSCI World Index is a         o The returns shown in the Management's
not available as an investment for           group of global securities tracked by         Discussion of Fund Performance are based
retirement plans maintained pursuant to      Morgan Stanley Capital International.         on net asset values calculated for
Section 401 of the Internal Revenue Code,                                                  shareholder transactions. Generally
including 401(k) plans, money purchase       o The unmanaged MSCI World Growth Index       accepted accounting principles require
pension plans and profit sharing plans.      is a subset of the MSCI World Index, a        adjustments to be made to the net assets
Plans that have existing accounts            group of global securities tracked by         of the fund at period end for financial
invested in Class B shares will continue     Morgan Stanley Capital International; the     reporting purposes, and as such, the net
to be allowed to make additional             Growth subset measures performance of         asset values for shareholder transactions
purchases.                                   companies with higher price/earnings          and the returns based on those net asset
                                             ratios and higher forecasted growth           values may differ from the net asset
PRINCIPAL RISKS OF INVESTING IN THE FUND     values.                                       values and returns reported in the
                                                                                           Financial Highlights.
o International investing presents           o The unmanaged Lipper Global Fund Index
certain risks not associated with            represents an average of the performance      o Industry classifications used in this
investing solely in the United States.       of global funds tracked by Lipper, Inc.,      report are generally according to the
These include risks relating to              an independent mutual fund performance        Global Industry Classification Standard,
fluctuations in the value of the U.S.        monitor.                                      which was developed by and is the
dollar relative to the values of other                                                     exclusive property and a service mark of
currencies, the custody arrangements made    o The unmanaged MSCI Europe Index is a        Morgan Stanley Capital International Inc.
for the fund's foreign holdings,             group of European securities tracked by       and Standard & Poor's.
differences in accounting, political         Morgan Stanley Capital International.
risks and the lesser degree of public                                                      The fund files its complete schedule of
information required to be provided by       o The unmanaged Standard & Poor's             portfolio holdings with the Securities
non-U.S. companies.                          Composite Index of 500 Stocks (the S&P        and Exchange Commission ("SEC") for the
                                             500--Registered Trademark-- Index) is an      1st and 3rd quarters of each fiscal year
o Investing in emerging markets involves     index of common stocks frequently used as     on Form N-Q. The fund's Form N-Q filings
greater risk and potential reward than       a general measure of U.S. stock market        are available on the SEC's Web site at
investing in more established markets.       performance.                                  http://www.sec.gov. Copies of the fund's
                                                                                           Forms N-Q may be reviewed and copied at
o Investing in small and mid-size            o A direct investment cannot be made in       the SEC's Public Reference Room at 450
companies involves risks not associated      an index. Unless otherwise indicated,         Fifth Street, N.W., Washington, D.C.
with investing in more established           index results include reinvested              20549-0102. You can obtain information on
companies, including business risk,          dividends, and they do not reflect sales      the operation of the Public Reference
significant stock price fluctuations and     charges. Performance of an index of funds     Room, including information about
illiquidity.                                 reflects fund expenses; performance of a      duplicating fee charges, by calling
                                             market index does not.                        1-202-942-8090 or by electronic request
                                                                                           at the following E-mail address:
                                             o The fund is not managed to track the        publicinfo@sec.gov. The SEC file numbers
                                             performance of any particular index,          for the fund are 811-6463 and 33-44611.
                                             including the indexes defined here, and       The fund's most recent portfolio
                                             consequently, the performance of the fund     holdings, as filed on Form N-Q, are also
                                             may deviate significantly from the            available at AIMinvestments.com.
                                             performance of the indexes.
                                                                                           A description of the policies and
                                                                                           procedures that the fund uses to
                                                                                           determine how to vote proxies relating to
                                                                                           portfolio securities is available without
                                                                                           charge, upon request, from our Client
                                                                                           Services department at 800-959-4246 or on
                                                                                           the AIM Web site, AIMinvestments.com. On
                                                                                           the home page, scroll down and click on
                                                                                           AIM Funds Proxy Policy. The information
                                                                                           is also available on the Securities and
                                                                                           Exchange Commission's Web site, sec.gov.

                                                                                           Information regarding how the fund voted
                                                                                           proxies related to its portfolio
                                                                                           securities during the 12 months ended
                                                                                           6/30/04 is available at our Web site. Go
                                                                                           to AIMinvestments.com, access the About
                                                                                           Us tab, click on Required Notices and
                                                                                           then click on Proxy Voting Activity.
                                                                                           Next, select your fund from the drop-down
                                                                                           menu.

=============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=============================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

                    NEW BOARD CHAIRMAN

[PHOTO OF           It is our pleasure to introduce you to Bruce Crockett, the
ROBERT H.           new Chairman of the Board of Trustees of the AIM Funds. Bob
GRAHAM]             Graham has served as Chairman of the Board of Trustees of
                    the AIM Funds ever since Ted Bauer retired from that
ROBERT H. GRAHAM    position in 2000. However, as you may be aware, the U.S.
                    Securities and Exchange Commission recently adopted a rule
[PHOTO OF           requiring that an independent fund trustee, meaning a
MARK H.             trustee who is not an officer of the fund's investment
WILLIAMSON]         advisor, serve as chairman of the funds' Board. In addition, a similar provision was included in the terms of AIM
MARK H. WILLIAMSON  Advisors' recent settlements with certain regulators.
                    Accordingly, the AIM Funds' Board recently elected Mr.
[PHOTO OF           Crockett, one of the fourteen independent trustees on the
BRUCE L.            AIM Funds' Board, as Chairman. His appointment became
CROCKETT]           effective on October 4, 2004. Mr. Graham will remain on the funds' Board, as will Mark Williamson, President and Chief
BRUCE L. CROCKETT   Executive Officer of AIM. Mr. Graham will also remain
                    Chairman of AIM Investments--Registered Trademark--.

   Mr. Crockett has been a member of the AIM Funds' board since 1992, when AIM acquired certain funds that had been advised by CIGNA. He had been a member of the board of those funds since 1978. Mr. Crockett has more than 30 years of experience in finance and general management and has been Chairman of Crockett Technologies Associates since 1996. He is the first independent chairman of the funds' board in AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of fund shareholders, and we at AIM share that commitment.

MARKET CONDITIONS DURING THE FISCAL YEAR

Virtually every equity index, domestic and foreign, produced positive returns for the fiscal year ended October 31, 2004. Domestically, the S&P 500 Index was up 9.41% for the year. Globally, the MSCI World Index advanced more than 13%. However, a goodly portion of this positive performance was achieved during 2003. Year to date as of October 31, the S&P 500 Index was up just over 3%, the MSCI World Index just about 5%. In the pages that follow, you will find a more detailed discussion of the market conditions that affected your fund during the fiscal year.

   While it is agreeable to report positive market performance for the year covered by this report, as ever, we encourage our shareholders to look past short-term performance and focus on their long-term investment goals. Over the short term, the one sure thing about the investment markets is their unpredictability. Over the long term, equities have produced very attractive returns. For the 25-year period ended October 31, 2004, the S&P 500 Index averaged 13.50% growth per year and the MSCI World Index averaged 11.16%. While past performance cannot guarantee future results, we believe staying invested for the long term offers the best opportunity for capital growth.

YOUR FUND

The following pages of this report provide an explanation of how your fund was managed during the fiscal year, how it performed in comparison to various benchmarks, and a presentation of its long-term performance. We hope you find this information helpful. Current information about your fund and about the markets in general is always available on our Web site, AIMinvestments.com.

   As always, AIM remains committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM                         /s/ MARK H. WILLIAMSON
------------------------------------         -----------------------------------
Robert H. Graham                             Mark H. Williamson
Chairman, AIM Investments                    CEO & President, AIM Investments
President & Vice Chairman, AIM Funds         Trustee, AIM Funds

December 16, 2004

AIM Investments is a registered service mark of A I M Management Group Inc.
A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors, and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

STRENGTH OF FOREIGN MARKETS BOLSTERS FUND                                                  fiscal year including the Canadian
PERFORMANCE                                                                                dollar, Australian dollar, Japanese yen,
                                                                                           euro and British pound.
For the fiscal year ended October 31,        oil prices, geopolitical concerns
2004, AIM Global Aggressive Growth Fund      including the war in Iraq and election        YOUR FUND
Class A shares returned 18.98% at net        uncertainty took its toll in the second
asset value. PERFORMANCE SHOWN AT NAV        half of the reporting period. Conditions      Established, well-managed
DOES NOT INCLUDE FRONT-END SALES CHARGES,    varied, however, by region and country.       companies--those that can continue to
WHICH WOULD HAVE REDUCED THE PERFORMANCE.                                                  grow and report strong earnings--were
Returns for other share classes are shown       The U.S. economy expanded at an            rewarded by the market during the fiscal
in the table on page 3. For the same         annualized rate of 3.3% and 3.9% in the       year. The fund's investment strategy,
period, the fund outperformed all of its     second and third quarters of                  therefore, worked well in this
benchmarks including the MSCI World          2004--despite higher oil prices. Given        environment as we focused on companies
Index, MSCI World Growth Index and Lipper    generally positive economic news, the         with high returns on invested capital and
Global Fund Index which returned 13.25%,     Federal Reserve raised the fed funds rate     accelerating earnings and which are
7.01% and 12.86%, respectively.              by 75 basis points during the reporting       reasonably priced.
                                             period. U.S. stocks posted generally
   We attribute the fund's higher return     positive returns with the S&P 500 Index          European stocks contributed the most
to several factors: The fund invests in      returning 9.41% for the fiscal year.          to fund performance and were the largest
small and mid-cap stocks which                                                             regional allocation for the fund. Our
outperformed their large-cap peers during       European stocks outperformed U.S.          significant overweight to European stocks
the fiscal year (the MSCI World and MSCI     stocks by a two-to-one margin. All 16         and underweight to U.S. equities compared
World Growth Indices are primarily           constituents of the MSCI Europe Index         to the MSCI World Growth Index stems from
large-cap) and stock selection which         posted positive returns on a                  our belief that European stocks, in
helped create a strong portfolio during a    dollar-denominated basis. Growth trends       general, offer more attractive valuations
volatile reporting period.                   and domestic demand proved divergent on       than their U.S. peers.
                                             the continent with accelerating growth
MARKET CONDITIONS                            and consumption in France and the U.K.           U.S. stocks, however, played a
                                             and weaker demand in Germany.                 critical role for the fund as nearly 30%
Global markets posted positive returns                                                     of the portfolio was in domestic stocks
for the fiscal year with international          In Asia, deflationary pressures            as of the close of the fiscal year. The
stocks generally producing higher returns    continued to ease in Japan. However,          consumer discretionary sector proved one
than their U.S. counterparts. Amid strong    after rising with little interruption         of the largest contributors to fund
corporate earnings releases, world           since mid-2003, Japanese stocks fell in       performance with a number of U.S. stocks
markets moved significantly higher in the    the second quarter amid concerns over the     including Starbucks, a well-known coffee
fourth quarter of 2003. Indeed, most of      country's oil dependence and a slowing        store chain, among the best performers
the gains by world markets were produced     rate of economic expansion.                   for the group. Amid aggressive global
in late 2003 and early 2004 as rising                                                      store expansion, Starbucks reported
                                                Despite pockets of strength, the U.S.      higher earnings-per-share for the fiscal
                                             dollar proved weak and many major foreign     year than their original target.
                                             currencies appreciated against it during
                                             the                                              Given our bottom-up investment
                                                                                           philosophy--we invest in individual
                                                                                           companies; not countries or sectors--we
                                                                                           often

====================================================================================================================================

PORTFOLIO COMPOSITION                        TOP 10 COUNTRIES*                             TOP 10 EQUITY HOLDINGS*

By sector                                     1. United States               27.1%          1. Anglo Irish Bank Corp. PLC
                                                                                               (Ireland)                      5.7%
               [PIE CHART]                    2. United Kingdom               9.7
                                                                                            2. AO VimpelCom-ADR (Russia)      2.4
Information Technology          9.3%          3. Japan                        9.3
                                                                                            3. OTP Bank Rt. (Hungary)         2.3
Health Care                     8.4%          4. Ireland                      7.3
                                                                                            4. Enterprise Inns PLC
Consumer Staples                8.1%          5. Germany                      4.5              (United Kingdom)               2.2

Telecommunication Services      5.9%          6. Canada                       3.8           5. Puma A.G. Rudolf Dassler
                                                                                               Sport (Germany)                1.8
Materials                       3.4%          7. France                       3.6
                                                                                            6. Syngenta A.G. (Switzerland)    1.7
Energy                          2.5%          8. Spain                        3.5
                                                                                            7. Continental A.G. (Germany)     1.4
Utilities                       0.5%          9. Mexico                       3.1
                                                                                            8. Standard Bank Group Ltd.
Money Market Funds Plus Other                10. Greece                       2.5              (South Africa)                 1.2

Assets Less Liabilities         4.8%                                                        9. America Movil S.A. de C.V.-
                                                                                               Series L-ADR (Mexico)          1.2
Consumer Discretionary         26.3%
                                                                                           10. Trend Micro Inc. (Japan)       1.2
Financials                     21.0%

Industrials                     9.8%

*Excluding money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

====================================================================================================================================

find stocks that fit our growth strategy        Another key aspect in our investment                         JASON T. HOLZER
in emerging market countries. For            strategy was that we did not hedge                              Mr. Holzer, Chartered
example, Vimplecom, the second largest       currencies. We purchased stocks in their        [HOLZER         Financial Analyst, is
provider of wireless telecommunication       local currency and then translated that         PHOTO]          co-manager of AIM
services in Russia, has grown 100% in        value back into the fund in U.S. dollars.                       Global Aggressive
each of the last two years amid a            Given the fund's foreign bias, currency                         Growth Fund. Mr. Holzer
relatively untapped market for cell          appreciation (compared with the U.S.          joined AIM in 1996. He received a B.A. in
phones. While many emerging market stocks    dollar) helped boost fund return.             quantitative economics and an M.S. in
can exhibit the type of growth trends                                                      engineering-economic systems from
that fit our investment strategy, we         IN CLOSING                                    Stanford University.
typically invest in companies with strong
corporate governance and which are often     Given a rather volatile market                                  JAMES G. BIRDSALL
the largest in their industry.               environment and the negative impact of                          Mr. Birdsall is
                                             rising oil prices, we are pleased to            [BIRDSALL       co-manager of AIM
   Strong performance from our financial     provide shareholders with double-digit          PHOTO]          Global Aggressive
stocks, particularly long-time fund          returns for the fiscal year and remain                          Growth Fund. He joined
holding, Anglo Irish Bank--which we          committed to our objective of longterm                          AIM in 1995. Mr.
believe is one of the fast growing and       growth of capital.                            Birdsall received his B.B.A. with a
most efficiently run banks in                                                              concentration in finance from Stephen F.
Europe--helped the fund outperform all of    THE VIEWS AND OPINIONS EXPRESSED IN           Austin State University. He also earned
its benchmark indexes for the fiscal         MANAGEMENT'S DISCUSSION OF FUND               an M.B.A. with a concentration in finance
year.                                        PERFORMANCE ARE THOSE OF A I M ADVISORS,      and international business at the
                                             INC. THESE VIEWS AND OPINIONS ARE SUBJECT     University of St. Thomas.
   Our exposure to Taro Pharmaceutical,      TO CHANGE AT ANY TIME BASED ON FACTORS
an Israeli drug company, was the largest     SUCH AS MARKET AND ECONOMIC CONDITIONS.                         BARRETT K. SIDES
single stock drag on performance. Taro       THESE VIEWS AND OPINIONS MAY NOT BE                             Mr. Sides is co-manager
declined amid a sell-off of generic drug     RELIED UPON AS INVESTMENT ADVICE OR             [SIDES          of AIM Global
companies and increasing competition from    RECOMMENDATIONS, OR AS AN OFFER FOR A           PHOTO]          Aggressive Growth Fund.
India. Given earnings downgrades, we sold    PARTICULAR SECURITY. THE INFORMATION IS                         He joined AIM in 1990.
the stock as it no longer fit our            NOT A COMPLETE ANALYSIS OF EVERY ASPECT                         Mr. Sides graduated
investment criteria.                         OF ANY MARKET, COUNTRY, INDUSTRY,             with a B.S. in economics from Bucknell
                                             SECURITY OR THE FUND. STATEMENTS OF FACT      University. He also received a master's
   On a sector basis, information            ARE FROM SOURCES CONSIDERED RELIABLE, BUT     in international business from the
technology was the only sector to post a     A I M ADVISORS, INC. MAKES NO                 University of St. Thomas.
negative result for the fund. Amid a         REPRESENTATION OR WARRANTY AS TO THEIR
downturn in the tech sector, many of our     COMPLETENESS OR ACCURACY. ALTHOUGH            Assisted by Asia/Latin America Team,
semiconductor holdings fell                  HISTORICAL PERFORMANCE IS NO GUARANTEE OF     Europe/Canada Team and Large Cap Growth
precipitously. Given largely                 FUTURE RESULTS, THESE INSIGHTS MAY HELP       Team
disappointing earnings, we sold most of      YOU UNDERSTAND OUR INVESTMENT MANAGEMENT
our Taiwanese semiconductor holdings as      PHILOSOPHY.
they no longer fit the fund's growth
strategy. During the fiscal year, we                See important fund and index
significantly reduced our technology              disclosures inside front cover.
exposure, putting that money to work in
more defensive sectors such as consumer
staples.

=========================================    =========================================

TOP 10 INDUSTRIES*                           FUND VS. INDEXES

 1. Diversified Banks                14.1%   TOTAL RETURNS, 10/31/03-10/31/04,
                                             EXCLUDING APPLICABLE SALES CHARGES. IF
 2. Pharmaceuticals                   4.6    SALES CHARGES WERE INCLUDED, RETURNS
                                             WOULD BE LOWER.
 3. Wireless Telecommunication
    Services                          4.0    Class A Shares                     18.98%

 4. Restaurants                       3.7    Class B Shares                     18.44

 5. Application Software              3.5    Class C Shares                     18.42

 6. Apparel Retail                    3.4    MSCI World Index (Broad Market
                                             Index)                             13.25
 7. Auto Parts & Equipment            2.7
                                             MSCI World Growth Index
 8. Industrial Machinery              2.4    (Style-specific Index)              7.01

 9. Casinos & Gaming                  2.3    Lipper Global Fund Index
                                             (Peer Group Index)                 12.86
10. Hypermarkets & Super Centers      2.3
=========================================    SOURCE: LIPPER, INC.

TOTAL NET ASSETS           $844.9 MILLION

TOTAL NUMBER OF HOLDINGS*             130
=========================================    =========================================               [RIGHT ARROW GRAPHIC]

                                                                                           FOR A PRESENTATION OF YOUR FUND'S
                                                                                           LONG-TERM PERFORMANCE RECORD, PLEASE TURN
                                                                                           TO PAGE 5.

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      together with the amount you invested, to     costs of investing in the fund and other
                                             estimate the expenses that you paid over      funds. To do so, compare this 5%
As a shareholder of the fund, you incur      the period. Simply divide your account        hypothetical example with the 5%
two types of costs: (1) transaction          value by $1,000 (for example, an $8,600       hypothetical examples that appear in the
costs, which may include sales charges       account value divided by $1,000 = 8.6),       shareholder reports of the other funds.
(loads) on purchase payments; contingent     then multiply the result by the number in
deferred sales charges on redemptions;       the table under the heading entitled             Please note that the expenses shown in
and redemption fees, if any; and (2)         "Actual Expenses Paid During Period" to       the table are meant to highlight your
ongoing costs, including management fees;    estimate the expenses you paid on your        ongoing costs only and do not reflect any
distribution and/or service fees (12b-1);    account during this period.                   transactional costs, such as sales
and other fund expenses. This example is                                                   charges (loads) on purchase payments,
intended to help you understand your         HYPOTHETICAL EXAMPLE FOR COMPARISON           contingent deferred sales charges on
ongoing costs (in dollars) of investing      PURPOSES                                      redemptions, and redemption fees, if any.
in the fund and to compare these costs                                                     Therefore, the hypothetical information
with ongoing costs of investing in other     The table below also provides information     is useful in comparing ongoing costs
mutual funds. The example is based on an     about hypothetical account values and         only, and will not help you determine the
investment of $1,000 invested at the         hypothetical expenses based on the fund's     relative total costs of owning different
beginning of the period and held for the     actual expense ratio and an assumed rate      funds. In addition, if these
entire period, May 1, 2004 - October 31,     of return of 5% per year before expenses,     transactional costs were included, your
2004.                                        which is not the fund's actual return.        costs would have been higher.
                                             The hypothetical account values and
ACTUAL EXPENSES                              expenses may not be used to estimate the
                                             actual ending account balance or expenses
The table below provides information about   you paid for the period. You may use this
actual account values and actual expenses.   information to compare the ongoing
You may use the information in this table,

====================================================================================================================================
                                                   ACTUAL                                   HYPOTHETICAL
                                                                                (5% ANNUAL RETURN BEFORE EXPENSES)

           BEGINNING ACCOUNT      ENDING ACCOUNT              EXPENSES         ENDING ACCOUNT           EXPENSES
                 VALUE                VALUE                 PAID DURING             VALUE              PAID DURING
               (5/1/04)           (10/31/04)(1)              PERIOD(2)           (10/31/04)             PERIOD(2)
  Class A     $1,000.00             $1,061.20                  $10.57             $1,014.88              $10.33
  Class B      1,000.00              1,058.50                   13.14              1,012.37               12.85
  Class C      1,000.00              1,059.10                   13.15              1,012.37               12.85

(1) The actual ending account value is based on the actual total return of the fund for the period May 1, 2004, to October 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period May 1, 2004, to
October 31, 2004, was 6.12%, 5.85%, and 5.91% for Class A, B, and C shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (2.04%, 2.54%, and 2.54% for Class A, B, and C shares, respectively)
multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                                                           [ARROW
                                                                                           BUTTON         For More Information Visit
                                                                                           IMAGE]             AIMinvestments.com

====================================================================================================================================

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

====================================================================================================================================
Past performance cannot guarantee            RESULTS OF A $10,000 INVESTMENT
comparable future results.                   9/15/94-10/31/04 Index data from 8/31/94

   Your fund's total return includes                                         [MOUNTAIN CHART]
reinvested distributions, applicable
sales charges, fund expenses and                         AIM GLOBAL AGGRESSIVE   AIM GLOBAL AGGRESSIVE
management fees. Results for Class B                          GROWTH FUND             GROWTH FUND        LIPPER GLOBAL    MSCI WORLD
shares are calculated as if a                   DATE        CLASS A SHARES          CLASS B SHARES        FUND INDEX        INDEX
hypothetical shareholder had liquidated
his entire investment in the fund at the     9/15/1994          $ 9525                  $10000                $10000       $10000
close of the reporting period and paid           10/94            9735                   10210                  9979        10010
the applicable contingent deferred sales         10/95           12467                   13020                 10392        10959
charges. Index results include reinvested        10/96           15062                   15635                 11934        12745
dividends, but they do not reflect sales         10/97           16516                   17059                 14075        14883
charges. Performance of an index of funds        10/98           15166                   15574                 14885        17153
reflects fund expenses and management            10/99           20975                   21424                 18442        21427
fees; performance of a market index does         10/00           26064                   26474                 20641        21661
not. Performance shown in the chart does         10/01           15933                   16102                 15753        16134
not reflect deduction of taxes a                 10/02           13933                   14016                 13666        13738
shareholder would pay on fund                    10/03           18087                   18090                 16752        16995
distributions or sale of fund shares.            10/04          $21526                  $21639                $18905       $19248
Performance of the indexes does not                                                                             Source: Lipper, Inc.
reflect the effects of taxes.
                                             CLASS C SHARES                                applicable contingent deferred sales
   In evaluating this chart, please note     Inception (8/4/97)           2.09%            charge (CDSC) for the period involved.
that the chart uses a logarithmic scale      5 Years                      0.01             The CDSC on Class B shares declines from
along the vertical axis (the value           1 Year                      17.42             5% beginning at the time of purchase to
scale). This means that each scale                                                         0% at the beginning of the seventh year.
increment always represents the same         =========================================     The CDSC on Class C shares is 1% for the
percent change in price; in a linear         In addition to returns as of the close of     first year after purchase.
chart each scale increment always            the fiscal year, industry regulations
represents the same absolute change in       require us to provide average annual             The performance of the fund's share
price. In this example, the scale            total returns as of 9/30/04, the most         classes will differ due to different
increment between $5,000 and $10,000 is      recent calendar quarter-end.                  sales charge structures and class
the same as that between $10,000 and         =========================================     expenses.
$20,000. In a linear chart, the latter
scale increment would be twice as large.     AVERAGE ANNUAL TOTAL RETURNS                     A redemption fee of 2% will be imposed
The benefit of using a logarithmic scale     As of 9/30/04, most recent calendar           on certain redemptions or exchanges out
is that it better illustrates performance    quarter-end, including applicable sales       of the fund within 30 days of purchase.
during the fund's early years depicted in    charges                                       Exceptions to the redemption fee are
the chart before reinvested distributions                                                  listed in the fund's prospectus.
and compounding create the potential for     CLASS A SHARES
the original investment to grow to very      10 Years                     7.52
large numbers. Had the chart used a           5 Years                     0.36
linear scale along its vertical axis, you     1 Year                     16.33
would not be able to see as clearly the
movements in the value of the fund and       CLASS B SHARES
the indexes during the early years           10 Years                     7.57
depicted. We use a logarithmic scale in       5 Years                     0.51
financial reports of funds that have more     1 Year                     16.54
than five years of performance history.
                                             CLASS C SHARES
=========================================    Inception (8/4/97)           1.53%
AVERAGE ANNUAL TOTAL RETURNS                 5 Years                      0.82
As of 10/31/04, including applicable         1 Year                      20.52
sales charges
                                             The performance data quoted represent
CLASS A SHARES                               past performance and cannot guarantee
10 Years                     7.73            comparable future results; current
 5 Years                    -0.45            performance may be lower or higher.
 1 Year                     13.34            Please visit AIMinvestments.com for the
                                             most recent month-end performance.
CLASS B SHARES                               Performance figures reflect reinvested
10 Years                     7.80            distributions, changes in net asset value
 5 Years                    -0.30            and the effect of the maximum sales
 1 Year                     13.44            charge unless otherwise stated.
                                             Investment return and principal value
                                             will fluctuate so that you may have a
                                             gain or loss when you sell shares.

                                                Class A share performance reflects the
                                             maximum 4.75% sales charge, and Class B
                                             and Class C share performance reflects
                                             the

====================================================================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2004


                                                                MARKET
                                                 SHARES          VALUE
--------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-68.09%

AUSTRIA-1.07%

Erste Bank der oesterreichischen Sparkassen
  A.G. (Diversified Banks)(a)(b)                   201,700   $   9,021,634
==========================================================================

BELGIUM-0.61%

Delhaize Group (Food Retail)(a)(b)                  79,000       5,122,840
==========================================================================

BERMUDA-1.55%

Esprit Holdings Ltd. (Apparel Retail)(a)         1,825,500       9,757,824
--------------------------------------------------------------------------
Giordano International Ltd. (Apparel
  Retail)(a)                                     5,900,000       3,298,338
==========================================================================
                                                                13,056,162
==========================================================================

BRAZIL-0.20%

Companhia Brasileira de Distribuicao Grupo
  Pao de Acucar-ADR (Hypermarkets & Super
  Centers)                                          72,700       1,730,260
==========================================================================

CANADA-3.80%

Brascan Corp. (Other Diversified Financial
  Services)                                        171,000       6,090,796
--------------------------------------------------------------------------
PetroKazakhstan Inc.-Class A (Integrated Oil
  & Gas)                                           140,000       5,172,838
--------------------------------------------------------------------------
Power Financial Corp. (Other Diversified
  Financial Services)                              263,200       6,483,291
--------------------------------------------------------------------------
Precision Drilling Corp. (Oil & Gas
  Drilling)(c)                                      76,900       4,760,867
--------------------------------------------------------------------------
Shoppers Drug Mart Corp. (Drug Retail)
  (Acquired 05/16/03-11/18/03; Cost
  $5,546,847)(c)(d)(e)(f)                          316,500       9,628,315
==========================================================================
                                                                32,136,107
==========================================================================

FRANCE-3.60%

Imerys S.A. (Construction Materials)(a)(b)          99,600       7,058,348
--------------------------------------------------------------------------
JC Decaux S.A. (Advertising)(a)(b)(c)              251,200       6,287,318
--------------------------------------------------------------------------
M6 Metropole Television (Broadcasting & Cable
  TV)(a)(b)                                        231,000       6,050,407
--------------------------------------------------------------------------
Pernod Ricard (Distillers & Vintners)(a)(b)         49,000       6,824,471
--------------------------------------------------------------------------
Technip S.A. (Oil & Gas Equipment &
  Services)(a)(b)                                   26,700       4,212,242
==========================================================================
                                                                30,432,786
==========================================================================

GERMANY-4.45%

Adidas-Salomon A.G. (Apparel, Accessories &
  Luxury Goods)(a)(b)                               47,700       6,697,319
--------------------------------------------------------------------------
Celesio A.G. (Health Care Distributors)(a)          61,100       4,443,122
--------------------------------------------------------------------------
Continental A.G. (Tires & Rubber)(a)(b)            212,340      11,653,184
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES          VALUE
--------------------------------------------------------------------------

GERMANY-(CONTINUED)

Puma A.G. Rudolf Dassler Sport (Footwear)
  (Acquired 10/29/02-10/30/03; Cost
  $4,715,039)(a)(d)                                 58,662   $  14,765,172
==========================================================================
                                                                37,558,797
==========================================================================

GREECE-2.47%

Coca-Cola Hellenic Bottling Co. S.A. (Soft
  Drinks)(a)                                       135,150       3,022,004
--------------------------------------------------------------------------
Cosmote Mobile Telecommunications S.A.
  (Wireless Telecommunication Services)(a)         208,650       3,786,622
--------------------------------------------------------------------------
EFG Eurobank Ergasias (Diversified Banks)(a)       190,000       5,228,279
--------------------------------------------------------------------------
OPAP S.A. (Casinos & Gaming) (Acquired
  07/14/03-01/30/04; Cost $5,368,735)(a)(d)        430,000       8,809,791
==========================================================================
                                                                20,846,696
==========================================================================

HUNGARY-2.30%

OTP Bank Rt. (Diversified Banks)(a)                763,500      19,397,632
==========================================================================

INDIA-0.80%

Ranbaxy Laboratories Ltd.
  (Pharmaceuticals)(a)                             280,500       6,788,087
==========================================================================

IRELAND-7.29%

Anglo Irish Bank Corp. PLC (Diversified
  Banks)(a)                                      2,538,315      48,449,192
--------------------------------------------------------------------------
Depfa Bank PLC (Diversified Banks)(a)              481,000       7,403,806
--------------------------------------------------------------------------
Independent News & Media PLC (Publishing)        1,970,400       5,748,394
==========================================================================
                                                                61,601,392
==========================================================================

ITALY-1.43%

Banco Popolare di Verona e Novara Scrl
  (Diversified Banks)(a)                           470,000       8,381,215
--------------------------------------------------------------------------
Lottomatica S.p.A. (Casinos & Gaming)(a)           122,200       3,689,206
==========================================================================
                                                                12,070,421
==========================================================================

JAPAN-9.25%

Clarion Co., Ltd. (Consumer
  Electronics)(a)(c)                             1,998,000       4,136,349
--------------------------------------------------------------------------
Daiwa House Industry Co., Ltd.
  (Homebuilding)(a)                                335,000       3,429,909
--------------------------------------------------------------------------
Fanuc Ltd. (Industrial Machinery)(a)(b)            136,700       8,257,093
--------------------------------------------------------------------------
JSR Corp. (Specialty Chemicals)(a)                 243,000       4,432,870
--------------------------------------------------------------------------
Mars Engineering Corp. (Leisure Products)(a)        97,400       3,659,841
--------------------------------------------------------------------------
NHK Spring Co., Ltd. (Auto Parts &
  Equipment)(a)                                    818,000       5,655,901
--------------------------------------------------------------------------
Nidec Corp. (Electronic Equipment
  Manufacturers)(a)(b)                              44,600       4,844,899
--------------------------------------------------------------------------
NOK Corp. (Auto Parts & Equipment)(a)(b)           237,000       7,202,752
--------------------------------------------------------------------------
OMRON Corp. (Electronic Equipment
  Manufacturers)(a)                                271,000       6,156,627
--------------------------------------------------------------------------


                                                                MARKET
                                                 SHARES          VALUE
--------------------------------------------------------------------------
JAPAN-(CONTINUED)

Sekisui Chemical Co., Ltd. (Homebuilding)(a)       711,000   $   4,528,170
--------------------------------------------------------------------------
Stanley Electric Co., Ltd. (Auto Parts &
  Equipment)(a)(b)                                 261,000       4,034,193
--------------------------------------------------------------------------
Suzuki Motor Corp. (Automobile
  Manufacturers)(a)                                318,000       5,629,353
--------------------------------------------------------------------------
THK CO., Ltd. (Industrial Machinery)(a)(b)         202,900       3,530,340
--------------------------------------------------------------------------
Trend Micro Inc. (Application Software)(a)(b)      205,100       9,826,782
--------------------------------------------------------------------------
USS Co., Ltd. (Specialty Stores)(a)(b)              34,400       2,787,075
==========================================================================
                                                                78,112,154
==========================================================================

MEXICO-3.12%

Alfa, S.A.-Class A (Industrial Conglomerates)    2,135,900       8,301,856
--------------------------------------------------------------------------
America Movil S.A. de C.V.-Series L-ADR
  (Wireless Telecommunication Services)(b)         227,200       9,996,800
--------------------------------------------------------------------------
CEMEX, S.A. de C.V.-ADW, expiring 12/21/04
  (Construction Materials)(g)                        1,111           3,888
--------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series V
  (Hypermarkets & Super Centers)                 2,478,400       8,097,381
==========================================================================
                                                                26,399,925
==========================================================================

NETHERLANDS-0.62%

Royal Numico N.V. (Packaged Foods &
  Meats)(a)(b)(c)                                  155,000       5,253,274
==========================================================================

NORWAY-0.96%

Telenor A.S.A. (Integrated Telecommunication
  Services)(a)(b)                                1,017,300       8,144,139
==========================================================================

PUERTO RICO-0.57%

Doral Financial Corp. (Thrifts & Mortgage
  Finance)                                         115,000       4,827,700
==========================================================================

RUSSIA-2.38%

AO VimpelCom-ADR (Wireless Telecommunication
  Services)(b)(c)                                  176,290      20,097,060
==========================================================================

SOUTH AFRICA-2.13%

Standard Bank Group Ltd. (Diversified Banks)     1,171,442      10,338,090
--------------------------------------------------------------------------
Telkom South Africa Ltd. (Integrated
  Telecommunication Services) (Acquired
  11/25/03-08/17/04; Cost $5,657,852)(d)           537,400       7,642,826
==========================================================================
                                                                17,980,916
==========================================================================

SOUTH KOREA-1.37%

Hana Bank (Diversified Banks)(a)                   287,400       7,186,444
--------------------------------------------------------------------------
Shinsegae Co., Ltd. (Hypermarkets & Super
  Centers)(a)                                       15,600       4,392,202
==========================================================================
                                                                11,578,646
==========================================================================

SPAIN-3.52%

Cintra Concesiones de Infraestructuras de
  Transporte S.A. (Highways & Railtracks)(c)       425,000       4,214,518
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES          VALUE
--------------------------------------------------------------------------

SPAIN-(CONTINUED)

Corporacion Mapfre S.A. (Multi-Line
  Insurance)(a)(b)                                 456,572   $   5,796,296
--------------------------------------------------------------------------
Enagas (Gas Utilities) (Acquired 07/29/04-
  08/02/04; Cost $4,083,275)(a)(d)                 373,000       4,734,407
--------------------------------------------------------------------------
Gestevision Telecinco S.A. (Movies &
  Entertainment) (Acquired 07/28/04-10/04/04;
  Cost $6,375,521)(c)(d)                           395,000       7,566,171
--------------------------------------------------------------------------
Grupo Ferrovial, S.A. (Construction &
  Engineering)(a)                                  167,600       7,452,647
==========================================================================
                                                                29,764,039
==========================================================================

SWEDEN-1.63%

Assa Abloy A.B.-Class B (Building
  Products)(a)(b)                                  370,000       5,027,289
--------------------------------------------------------------------------
Gambro A.B.-Class A (Health Care
  Services)(a)(b)                                  368,700       4,322,360
--------------------------------------------------------------------------
Swedish Match A.B. (Tobacco)(a)(b)                 401,600       4,449,097
==========================================================================
                                                                13,798,746
==========================================================================

SWITZERLAND-2.11%

Baloise Holding A.G.-Class R (Multi-Line
  Insurance)(a)                                     92,000       3,667,134
--------------------------------------------------------------------------
Syngenta A.G. (Fertilizers & Agricultural
  Chemicals)(a)(c)                                 147,600      14,129,074
==========================================================================
                                                                17,796,208
==========================================================================

TAIWAN-0.46%

Novatek Microelectronics Corp., Ltd.
  (Semiconductors)(a)                              141,306         343,991
--------------------------------------------------------------------------
President Chain Store Corp. (Food Retail)(a)     2,387,840       3,567,979
==========================================================================
                                                                 3,911,970
==========================================================================

THAILAND-0.40%

Siam Commercial Bank PCL (Diversified
  Banks)(a)                                      3,213,000       3,373,028
==========================================================================

TURKEY-0.31%

Koc Holding A.S. (Industrial Conglomerates)    431,000,000       2,611,679
==========================================================================

UNITED KINGDOM-9.69%

Amdocs Ltd. (Application Software)(c)              225,000       5,658,750
--------------------------------------------------------------------------
Cattles PLC (Consumer Finance)(a)                  614,500       4,023,185
--------------------------------------------------------------------------
Daily Mail & General Trust-Class A
  (Publishing)(a)                                  341,000       4,543,423
--------------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)(a)             1,659,600      18,906,994
--------------------------------------------------------------------------
ICAP PLC (Investment Banking & Brokerage)(a)     1,147,875       4,950,499
--------------------------------------------------------------------------
Inchcape PLC (Distributors)(a)                     180,100       4,893,037
--------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC
  (Pharmaceuticals)(a)                             909,000       8,674,428
--------------------------------------------------------------------------
T&F Informa PLC (Publishing)(a)                    618,900       4,340,949
--------------------------------------------------------------------------
Travis Perkins PLC (Home Improvement
  Retail)(a)                                       353,460       8,961,577
--------------------------------------------------------------------------
Warner Chilcott PLC (Pharmaceuticals)              420,085       6,647,016
--------------------------------------------------------------------------
William Hill PLC (Casinos & Gaming)(a)             731,060       6,575,878
--------------------------------------------------------------------------


                                                                MARKET
                                                 SHARES          VALUE
--------------------------------------------------------------------------
UNITED KINGDOM-(CONTINUED)

WS Atkins PLC (Diversified Commercial
  Services)(a)                                     304,000   $   3,710,131
==========================================================================
                                                                81,885,867
==========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $356,391,613)                            575,298,165
==========================================================================

DOMESTIC COMMON STOCKS & OTHER EQUITY
  INTERESTS-27.14%

AEROSPACE & DEFENSE-1.25%

Rockwell Collins, Inc.(b)                          155,000       5,497,850
--------------------------------------------------------------------------
United Defense Industries, Inc.(c)                 125,000       5,017,500
==========================================================================
                                                                10,515,350
==========================================================================

APPAREL RETAIL-1.82%

American Eagle Outfitters, Inc.                    125,000       5,110,000
--------------------------------------------------------------------------
Foot Locker, Inc.                                  201,900       4,926,360
--------------------------------------------------------------------------
Limited Brands                                     215,000       5,327,700
==========================================================================
                                                                15,364,060
==========================================================================

APPLICATION SOFTWARE-1.64%

Autodesk, Inc.                                      85,000       4,483,750
--------------------------------------------------------------------------
Citrix Systems, Inc.(c)                            200,000       4,826,000
--------------------------------------------------------------------------
Intuit Inc.(b)(c)                                  100,000       4,536,000
==========================================================================
                                                                13,845,750
==========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.03%

Investors Financial Services Corp.(b)               80,900       3,113,841
--------------------------------------------------------------------------
Legg Mason, Inc.                                    88,200       5,619,222
==========================================================================
                                                                 8,733,063
==========================================================================

AUTO PARTS & EQUIPMENT-0.66%

Autoliv, Inc.-SDR(a)(c)                            129,760       5,541,630
==========================================================================

BROADCASTING & CABLE TV-0.64%

Univision Communications Inc.-Class A(c)           175,000       5,418,000
==========================================================================

COMMUNICATIONS EQUIPMENT-1.15%

Avaya Inc.(c)                                      175,000       2,520,000
--------------------------------------------------------------------------
Comverse Technology, Inc.(c)                       350,000       7,224,000
==========================================================================
                                                                 9,744,000
==========================================================================

CONSUMER FINANCE-0.51%

Providian Financial Corp.(c)                       275,000       4,276,250
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-0.88%

Alliance Data Systems Corp.(b)(c)                  175,000       7,399,000
==========================================================================

DISTILLERS & VINTNERS-0.49%

Constellation Brands, Inc.-Class A(c)              105,000       4,119,150
==========================================================================

                                                                MARKET
                                                 SHARES          VALUE
--------------------------------------------------------------------------


DIVERSIFIED COMMERCIAL SERVICES-0.56%

Bright Horizons Family Solutions, Inc.(c)           75,000   $   4,747,500
==========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.79%

Rockwell Automation, Inc.                          160,000       6,670,400
==========================================================================

ENVIRONMENTAL SERVICES-0.54%

Stericycle, Inc.(b)(c)                             100,000       4,533,000
==========================================================================

HEALTH CARE EQUIPMENT-2.22%

Bard (C.R.), Inc.                                   80,000       4,544,000
--------------------------------------------------------------------------
DENTSPLY International Inc.                         80,000       4,160,800
--------------------------------------------------------------------------
Fisher Scientific International Inc.(b)(c)         100,000       5,736,000
--------------------------------------------------------------------------
Varian Medical Systems, Inc.(b)(c)                 107,600       4,320,140
==========================================================================
                                                                18,760,940
==========================================================================

HEALTH CARE SERVICES-0.27%

DaVita, Inc.(c)                                     77,500       2,295,550
==========================================================================

HYPERMARKETS & SUPER CENTERS-0.57%

Costco Wholesale Corp.(b)                          100,000       4,794,000
==========================================================================

INDUSTRIAL CONGLOMERATES-0.52%

Textron Inc.                                        65,000       4,429,750
==========================================================================

INDUSTRIAL MACHINERY-1.05%

Danaher Corp.(b)                                    85,000       4,686,050
--------------------------------------------------------------------------
Eaton Corp.(b)                                      65,000       4,156,750
==========================================================================
                                                                 8,842,800
==========================================================================

MANAGED HEALTH CARE-0.24%

Coventry Health Care, Inc.(c)                       50,000       2,045,000
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-0.80%

Varco International, Inc.(c)                       245,000       6,781,600
==========================================================================

PERSONAL PRODUCTS-0.89%

Estee Lauder Cos. Inc. (The)-Class A               175,000       7,516,250
==========================================================================

PHARMACEUTICALS-1.97%

Eon Labs, Inc.(b)(c)                               200,000       4,922,000
--------------------------------------------------------------------------
IVAX Corp.(b)(c)                                   206,250       3,733,125
--------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(b)            100,000       4,067,000
--------------------------------------------------------------------------
Sepracor Inc.(b)(c)                                 85,000       3,904,050
==========================================================================
                                                                16,626,175
==========================================================================

PUBLISHING-0.51%

Getty Images, Inc.(b)(c)                            73,500       4,346,055
==========================================================================

REGIONAL BANKS-0.57%

Bank of Hawaii Corp.                               100,000       4,775,000
==========================================================================


                                                                MARKET
                                                 SHARES          VALUE
--------------------------------------------------------------------------

RESTAURANTS-1.43%

Starbucks Corp.(b)(c)                               85,000   $   4,494,800
--------------------------------------------------------------------------
Yum! Brands, Inc.                                  175,000       7,612,500
==========================================================================
                                                                12,107,300
==========================================================================

SEMICONDUCTOR EQUIPMENT-0.52%

Novellus Systems, Inc.(c)                          170,000       4,404,700
==========================================================================

SEMICONDUCTORS-0.85%

Microchip Technology Inc.(b)                       238,370       7,210,693
==========================================================================

SPECIALIZED FINANCE-0.62%

Chicago Mercantile Exchange (The)(b)                30,000       5,271,900
==========================================================================

SPECIALTY CHEMICALS-0.36%

Ecolab Inc.                                         90,000       3,046,500
==========================================================================

SPECIALTY STORES-0.68%

Williams-Sonoma, Inc.(c)                           150,000       5,725,500
==========================================================================

SYSTEMS SOFTWARE-0.82%

McAfee Inc.(c)                                     285,000       6,897,000
==========================================================================

TECHNOLOGY DISTRIBUTORS-0.29%

CDW Corp.                                           40,000       2,481,200
==========================================================================
    Total Domestic Common Stocks & Other
      Equity Interests (Cost $187,383,856)                     229,265,066
==========================================================================

                                                                MARKET
                                                 SHARES          VALUE
--------------------------------------------------------------------------


MONEY MARKET FUNDS-0.36%

Liquid Assets Portfolio-Institutional
  Class(h)                                       1,521,179   $   1,521,179
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(h)      1,521,179       1,521,179
==========================================================================
    Total Money Market Funds (Cost
      $3,042,358)                                                3,042,358
==========================================================================
TOTAL INVESTMENTS-95.59% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $546,817,827)                  807,605,589
==========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-18.07%

Liquid Assets Portfolio-Institutional
  Class(h)(i)                                   76,343,445      76,343,445
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(h)(i)                                   76,343,445      76,343,445
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $152,686,890)                                      152,686,890
==========================================================================
TOTAL INVESTMENTS-113.66% (Cost $699,504,717)                  960,292,479
==========================================================================
OTHER ASSETS LESS LIABILITIES-(13.66%)                        (115,429,972)
==========================================================================
NET ASSETS-100.00%                                           $ 844,862,507
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
ADW  - American Depositary Warrant
SDR  - Swedish Depositary Receipt

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at October 31, 2004 was $445,221,299, which represented 46.36% of the Fund's Total Investments. See
    Note 1A.
(b) All or a portion of this security has been pledged as collateral for security lending transactions at October 31, 2004.
(c) Non-income producing security.
(d) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at October 31, 2004 was $53,146,682, which represented 6.29% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(e) Security considered to be illiquid. The market value of this security considered illiquid at October 31, 2004 represented 1.14% of the Fund's net assets.
(f) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The market value of this security at October 31, 2004 represented 1.00% of the Fund's Total Investments. See Note 1A.
(g) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(h) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(i) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

ASSETS:

Investments, at market value (cost
  $543,775,469)*                              $  804,563,231
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $155,729,248)                            155,729,248
============================================================
  Total investments (cost $699,504,717)          960,292,479
============================================================
Foreign currencies, at value (cost
  $26,068,523)                                    26,399,352
------------------------------------------------------------
Receivables for:
  Investments sold                                18,718,692
------------------------------------------------------------
  Fund shares sold                                   696,200
------------------------------------------------------------
  Dividends                                          499,126
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                89,527
------------------------------------------------------------
Other assets                                          27,210
============================================================
    Total assets                               1,006,722,586
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            5,919,000
------------------------------------------------------------
  Fund shares reacquired                           1,868,552
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 161,525
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                       152,686,890
------------------------------------------------------------
Accrued distribution fees                            440,848
------------------------------------------------------------
Accrued trustees' fees                                 1,705
------------------------------------------------------------
Accrued transfer agent fees                          479,441
------------------------------------------------------------
Accrued operating expenses                           302,118
============================================================
    Total liabilities                            161,860,079
============================================================
Net assets applicable to shares outstanding   $  844,862,507
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $  734,648,887
------------------------------------------------------------
Undistributed net investment income (loss)          (149,425)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                    (150,912,880)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              261,275,925
============================================================
                                              $  844,862,507
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $  566,573,196
____________________________________________________________
============================================================
Class B                                       $  257,230,144
____________________________________________________________
============================================================
Class C                                       $   21,059,167
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           33,343,936
____________________________________________________________
============================================================
Class B                                           16,149,795
____________________________________________________________
============================================================
Class C                                            1,321,664
____________________________________________________________
============================================================
Class A :
  Net asset value per share                   $        16.99
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $16.99 divided by
      95.25%)                                 $        17.84
____________________________________________________________
============================================================
Class B :
  Net asset value and offering price per
    share                                     $        15.93
____________________________________________________________
============================================================
Class C :
  Net asset value and offering price per
    share                                     $        15.93
____________________________________________________________
============================================================

* At October 31, 2004, securities with an aggregate market value of $146,237,086 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $794,813)        $ 10,094,171
--------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  security lending income of $243,132)*                            447,327
--------------------------------------------------------------------------
Interest                                                            20,164
==========================================================================
    Total investment income                                     10,561,662
==========================================================================

EXPENSES:

Advisory fees                                                    7,851,633
--------------------------------------------------------------------------
Administrative services fees                                       220,653
--------------------------------------------------------------------------
Custodian fees                                                     819,970
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        2,577,112
--------------------------------------------------------------------------
  Class B                                                        3,359,503
--------------------------------------------------------------------------
  Class C                                                          210,311
--------------------------------------------------------------------------
Transfer agent fees                                              3,597,353
--------------------------------------------------------------------------
Trustees' fees and retirement benefits                              28,577
--------------------------------------------------------------------------
Other                                                              817,747
==========================================================================
  Total expenses                                                19,482,859
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                     (102,553)
==========================================================================
  Net expenses                                                  19,380,306
==========================================================================
Net investment income (loss)                                    (8,818,644)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                                        120,293,010
--------------------------------------------------------------------------
  Foreign currencies                                              (563,844)
==========================================================================
                                                               119,729,166
==========================================================================
Change in net unrealized appreciation of:
  Investment securities                                         37,856,032
--------------------------------------------------------------------------
  Foreign currencies                                               484,327
==========================================================================
                                                                38,340,359
==========================================================================
Net gain from investment securities and foreign currencies     158,069,525
==========================================================================
Net increase in net assets resulting from operations          $149,250,881
__________________________________________________________________________
==========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2004 and 2003

                                                                  2004             2003
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (8,818,644)   $  (9,672,167)
--------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and futures contracts                            119,729,166       27,837,740
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                            38,340,359      193,235,338
============================================================================================
    Net increase in net assets resulting from operations        149,250,881      211,400,911
============================================================================================
Share transactions-net:
  Class A                                                        13,287,763      (55,232,478)
--------------------------------------------------------------------------------------------
  Class B                                                      (175,103,307)    (104,788,041)
--------------------------------------------------------------------------------------------
  Class C                                                        (2,607,686)      (3,906,281)
============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (164,423,230)    (163,926,800)
============================================================================================
    Net increase (decrease) in net assets                       (15,172,349)      47,474,111
============================================================================================

NET ASSETS:

  Beginning of year                                             860,034,856      812,560,745
============================================================================================
  End of year (including undistributed net investment income
    (loss) of $(149,425) and $(140,210), respectively)        $ 844,862,507    $ 860,034,856
____________________________________________________________________________________________
============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Aggressive Growth Fund (the "Fund") is a series portfolio of AIM International Mutual Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On November 25, 2003, the Fund was restructured from a separate series of AIM International Funds, Inc. to a new series portfolio of the Trust.

    The Fund's investment objective is above-average long-term growth of capital. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor. The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. REDEMPTION FEES -- The Fund has instituted a 2% redemption fee on certain share classes that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to shares of beneficial interest by the Fund and is allocated among the share classes based on the relative net assets of each class.

G. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the first $1 billion of the Fund's average daily net assets, plus 0.85% of the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund, if any). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended October 31, 2004, AIM waived fees of $4,042.

    For the year ended October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $84,133 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2004, AIM was paid $220,653 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended October 31, 2004, the Fund paid AISI $3,597,353. AISI may make payments to intermediaries to provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2004, the Class A, Class B and Class C shares paid $2,577,112, $3,359,503 and $210,311, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2004, AIM Distributors advised the Fund that it retained $74,455 in front-end sales commissions for the sale of Class A shares and $1,207, $23,930 and $907 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               10/31/03          AT COST          FROM SALES       (DEPRECIATION)      10/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $13,178,755      $142,308,822        (153,966,398)       $   --         $1,521,179      $103,232       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            13,178,755       142,308,822        (153,966,398)           --          1,521,179       100,963           --
==================================================================================================================================
  Subtotal        $26,357,510      $284,617,644        (307,932,796)       $   --         $3,042,358      $204,195       $   --
==================================================================================================================================

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               10/31/03          AT COST          FROM SALES       (DEPRECIATION)      10/31/04        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $ 67,998,953      $249,912,331       (241,567,839)        $   --        $ 76,343,445     $122,794       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            67,998,954       248,323,102       (239,978,611)            --          76,343,445      120,338           --
==================================================================================================================================
  Subtotal       $135,997,907      $498,235,433       (481,546,450)        $   --        $152,686,890     $243,132       $   --
==================================================================================================================================
  Total          $162,355,417      $782,853,077       (789,479,246)        $   --        $155,729,248     $447,327       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Dividend income is net of income rebate paid to security lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2004, the Fund engaged in purchases and sales of securities of $4,881,960 and $7,311,234, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2004, the Fund received credits in transfer agency fees of $14,378, under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $14,378.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2004, the Fund paid legal fees of $7,309 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

  During the year ended October 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At October 31, 2004, securities with an aggregate value of $146,237,086 were on loan to brokers. The loans were secured by cash collateral of $152,686,890 received by the Fund and subsequently invested in affiliated money market funds. For the year ended October 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $243,132 for securities lending transactions.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
---------------------------------------------------------------------------
Unrealized appreciation -- investments                        $ 259,095,356
---------------------------------------------------------------------------
Temporary book/tax differences                                     (149,425)
---------------------------------------------------------------------------
Capital loss carryforward                                      (148,732,311)
---------------------------------------------------------------------------
Shares of beneficial interest                                   734,648,887
===========================================================================
Total net assets                                              $ 844,862,507
___________________________________________________________________________
===========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $488,162.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $120,716,904 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                              CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD*
---------------------------------------------------------------------------
October 31, 2010                                              $148,732,311
===========================================================================
Total capital loss carryforward                               $148,732,311
___________________________________________________________________________
===========================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2004 was $565,271,163 and $740,007,202, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $264,109,875
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (5,502,681)
==============================================================================
Net unrealized appreciation of investment securities             $258,607,194
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $701,685,285.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on October 31, 2004, undistributed net investment income (loss) was increased by $8,809,429, undistributed net realized gain (loss) was increased by $592,660 and shares of beneficial interest decreased by $9,402,089. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                             CHANGES IN SHARES OUTSTANDING(A)
--------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                                          2004                            2003
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       4,622,748    $  71,616,617     68,284,222    $ 794,508,847
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         775,098       11,562,193      1,029,386       11,457,035
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         212,782        3,180,392      2,302,210       25,526,168
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       6,909,424      111,234,847      2,977,413       35,471,200
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (7,355,880)    (111,234,847)    (3,153,173)     (35,471,200)
==========================================================================================================================
Reacquired:(b)
  Class A                                                     (10,817,220)    (169,563,701)   (75,474,194)    (885,212,525)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (5,078,337)     (75,430,653)    (7,319,506)     (80,773,876)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                        (388,928)      (5,788,078)    (2,636,776)     (29,432,449)
==========================================================================================================================
                                                              (11,120,313)   $(164,423,230)   (13,990,418)   $(163,926,800)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in aggregate they own 17% of the outstanding shares of the Fund. AIM Distributors has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

(b) Amount is net of redemption fees of $6,487, $3,766, and $255 for Class A, Class B and Class C shares, respectively.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A
                                                              ---------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------------------
                                                                2004             2003        2002        2001         2000
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  14.28         $  11.00    $  12.58    $  25.87    $    21.95
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.13)(a)        (0.13)      (0.15)(a)    (0.13)       (0.28)(a)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.84             3.41       (1.43)      (8.42)         5.56
=============================================================================================================================
    Total from investment operations                              2.71             3.28       (1.58)      (8.55)         5.28
=============================================================================================================================
Less distributions from net realized gains                          --               --          --       (4.74)        (1.36)
=============================================================================================================================
Redemptions fees added to shares of beneficial interest           0.00               --          --          --            --
=============================================================================================================================
Net asset value, end of period                                $  16.99         $  14.28    $  11.00    $  12.58    $    25.87
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                                  18.98%           29.82%     (12.56)%    (38.87)%       24.27%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $566,573         $465,855    $405,360    $563,828    $1,103,740
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets                           2.02%(c)(d)      2.10%(d)     2.00%      1.87%         1.65%
=============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.81)%(c)       (0.97)%     (1.19)%     (0.75)%       (0.96)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                             68%              64%         73%         87%           62%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $515,422,364.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.03% and 2.11% for the years ended October 31, 2004 and 2003, respectively.

                                                                                          CLASS B
                                                              ---------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------------------
                                                                2004             2003        2002        2001         2000
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  13.45         $  10.42    $  11.97    $  24.98    $    21.35
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.19)(a)        (0.19)      (0.20)(a)    (0.21)       (0.42)(a)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.67             3.22       (1.35)      (8.06)         5.41
=============================================================================================================================
    Total from investment operations                              2.48             3.03       (1.55)      (8.27)         4.99
=============================================================================================================================
Less distributions from net realized gains                          --               --          --       (4.74)        (1.36)
=============================================================================================================================
Redemptions fees added to shares of beneficial interest           0.00               --          --          --            --
=============================================================================================================================
Net asset value, end of period                                $  15.93         $  13.45    $  10.42    $  11.97    $    24.98
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                                  18.44%           29.08%     (12.95)%    (39.19)%       23.56%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $257,230         $374,027    $388,101    $583,933    $1,158,979
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets                           2.52%(c)(d)      2.60%(d)     2.51%      2.39%         2.19%
=============================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.31)%(c)       (1.47)%     (1.70)%     (1.27)%       (1.50)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                             68%              64%         73%         87%           62%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $335,950,281.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.53% and 2.61% for the years ended October 31, 2004 and 2003, respectively.

                                                                                      CLASS C
                                                              --------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                               2004            2003       2002       2001       2000
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 13.46         $ 10.42    $ 11.98    $ 24.99    $ 21.35
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.19)(a)       (0.19)     (0.20)(a)   (0.21)    (0.42)(a)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.66            3.23      (1.36)     (8.06)      5.42
======================================================================================================================
    Total from investment operations                             2.47            3.04      (1.56)     (8.27)      5.00
======================================================================================================================
Less distributions from net realized gains                         --              --         --      (4.74)     (1.36)
======================================================================================================================
Redemptions fees added to shares of beneficial interest          0.00              --         --         --         --
======================================================================================================================
Net asset value, end of period                                $ 15.93         $ 13.46    $ 10.42    $ 11.98    $ 24.99
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                 18.35%          29.17%    (13.02)%   (39.17)%    23.61%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $21,059         $20,153    $19,099    $28,260    $50,908
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets                          2.52%(c)(d)     2.60%(d)    2.51%     2.39%      2.19%
======================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.31)%(c)      (1.47)%    (1.70)%    (1.28)%    (1.50)%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                            68%             64%        73%        87%        62%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $21,031,052.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.53% and 2.61% for the years ended October 31, 2004 and 2003, respectively.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

  In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Settled Enforcement Actions and Investigations Related to Market Timing

  On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

  The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

  Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

  None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

  Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

  In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

  On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

  As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney

General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Global Aggressive Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Aggressive Growth Fund (the "Fund") at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/S/ PRICEWATERHOUSECOOPERS LLP

December 20, 2004
Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Global Aggressive Growth Fund ("Fund"), a portfolio of AIM International Mutual Funds, a Delaware statutory trust (formerly AIM International Funds, Inc., a Maryland corporation), ("Company"), was held on October 21, 2003. The meeting was adjourned and reconvened on October 28, 2003, November 4, 2003, November 11, 2003, November 17, 2003 and reconvened on November 21, 2003. The meeting was held for the following purposes:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

(2)* To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.

The results of the voting on the above matters were as follows:

                                                                                     WITHHOLDING
      TRUSTEES/MATTER                                                VOTES FOR        AUTHORITY
------------------------------------------------------------------------------------------------
(1)*  Bob R. Baker................................................  162,211,196       3,444,279
      Frank S. Bayley.............................................  162,236,962       3,418,513
      James T. Bunch..............................................  162,287,588       3,367,887
      Bruce L. Crockett...........................................  162,276,496       3,378,979
      Albert R. Dowden............................................  162,251,386       3,404,089
      Edward K. Dunn, Jr..........................................  162,221,226       3,434,249
      Jack M. Fields..............................................  162,278,318       3,377,157
      Carl Frischling.............................................  162,182,906       3,472,569
      Robert H. Graham............................................  162,243,892       3,411,583
      Gerald J. Lewis.............................................  162,147,868       3,507,607
      Prema Mathai-Davis..........................................  162,219,866       3,435,609
      Lewis F. Pennock............................................  162,263,207       3,392,268
      Ruth H. Quigley.............................................  162,163,064       3,492,411
      Louis S. Sklar..............................................  162,243,759       3,411,716
      Larry Soll, Ph.D............................................  162,236,226       3,419,249
      Mark H. Williamson..........................................  162,238,962       3,416,513

                                                                                        VOTES           WITHHELD/
      MATTER                                                        VOTES FOR          AGAINST         ABSTENTIONS
-------------------------------------------------------------------------------------------------------------------
(2)*  To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware
      statutory trust and, in connection therewith, the sale of
      all of Company's assets and the dissolution of Company as a
      Maryland corporation........................................  76,302,938        2,822,366        86,530,171**

The Special Meeting of Shareholders of the Company was reconvened on October 28, 2003. The following matter was then considered:

                                                                                        VOTES           WITHHELD/
      MATTER                                                        VOTES FOR          AGAINST         ABSTENTIONS
-------------------------------------------------------------------------------------------------------------------
(2)*  To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware
      statutory trust and, in connection therewith, the sale of
      all of Company's assets and the dissolution of Company as a
      Maryland corporation........................................  84,066,011        2,989,031        83,338,957**

The Special Meeting of Shareholders of the Company was reconvened on November 4, 2003. The following matter was then considered:

                                                                                        VOTES           WITHHELD/
      MATTER                                                        VOTES FOR          AGAINST         ABSTENTIONS
-------------------------------------------------------------------------------------------------------------------
(2)*  To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware
      statutory trust and, in connection therewith, the sale of
      all of Company's assets and the dissolution of Company as a
      Maryland corporation........................................  95,512,525        3,144,748        78,504,573**

 * Proposal required approval by a combined vote of all the portfolios of AIM International Funds, Inc.

** Includes Broker Non-Votes

PROXY RESULTS (UNAUDITED)

The Special Meeting of Shareholders of the Company was reconvened on November 11, 2003. The following matter was then considered:

                                                                                         VOTES           WITHHELD/
      MATTER                                                         VOTES FOR          AGAINST         ABSTENTIONS
--------------------------------------------------------------------------------------------------------------------
(2)*  To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware
      statutory trust and, in connection therewith, the sale of
      all of Company's assets and the dissolution of Company as a
      Maryland corporation........................................  109,217,698        3,531,752        71,913,039**

The Special Meeting of Shareholders of the Company was reconvened on November 17, 2003. The following matter was then considered:

                                                                                         VOTES           WITHHELD/
      MATTER                                                         VOTES FOR          AGAINST         ABSTENTIONS
--------------------------------------------------------------------------------------------------------------------
(2)*  To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware
      statutory trust and, in connection therewith, the sale of
      all of Company's assets and the dissolution of Company as a
      Maryland corporation........................................  116,710,545        3,761,148        69,451,190**

The Special Meeting of Shareholders of the Company was reconvened on November 21, 2003. The following matter was then considered:

                                                                                         VOTES           WITHHELD/
      MATTER                                                         VOTES FOR          AGAINST         ABSTENTIONS
--------------------------------------------------------------------------------------------------------------------
(2)*  Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware
      statutory trust and, in connection therewith, the sale of
      all of Company's assets and the dissolution of Company as a
      Maryland corporation........................................  137,239,949        4,617,039        51,798,672**

 * Proposal required approval by a combined vote of all the portfolios of AIM International Funds, Inc.

** Includes Broker Non-Votes

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2004



The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1991             Director and Chairman, A I M Management    None
   Trustee and President                            Group Inc. (financial services holding
                                                    company); Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    None
   Trustee and Executive Vice                       Officer, A I M Management Group Inc.
   President                                        (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), Fund
                                                    Management Company (registered broker
                                                    dealer) and INVESCO Distributors, Inc.
                                                    (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO
                                                    Funds Group, Inc.; President and Chief
                                                    Executive Officer, INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1992             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003             Retired                                    None
   Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001             Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
                                                    Formerly: Partner, law firm of Baker &
                                                    McKenzie
---------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003             Co-President and Founder, Green, Manning   None
   Trustee                                          & Bunch Ltd., (investment banking firm);
                                                    and Director, Policy Studies, Inc. and
                                                    Van Gilder Insurance Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000             Director of a number of public and         Cortland Trust, Inc. (Chairman)
   Trustee                                          private business corporations, including   (registered investment company);
                                                    the Boss Group Ltd. (private investment    Annuity and Life Re (Holdings),
                                                    and management) and Magellan Insurance     Ltd. (insurance company)
                                                    Company
                                                    Formerly: Director, President and Chief
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various
                                                    affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998             Retired                                    None
   Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997             Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                    company) and Texana Timber LP
                                                    (sustainable forestry company)
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of October 31, 2004



The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1991             Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                          Naftalis and Frankel LLP                   investment company)
---------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003             Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                          (California)
                                                    Formerly: Associate Justice of the
                                                    California Court of Appeals
---------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998             Formerly: Chief Executive Officer, YWCA    None
   Trustee                                          of the USA
---------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1991             Partner, law firm of Pennock & Cooper      None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001             Retired                                    None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1991             Executive Vice President, Development      None
   Trustee                                          and Operations, Hines Interests Limited
                                                    Partnership (real estate development
                                                    company)
---------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003             Retired                                    None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
---------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(4) -- 1959     2004             Senior Vice President, A I M Management    N/A
   Senior Vice President and                        Group Inc. (financial services holding
   Chief Compliance Officer                         company); Senior Vice President and
                                                    Chief Compliance Officer, A I M
                                                    Advisors, Inc.; Vice President and Chief
                                                    Compliance Officer, A I M Capital
                                                    Management, Inc. and A I M Distributors,
                                                    Inc.; and Vice President, AIM Investment
                                                    Services, Inc. and Fund Management
                                                    Company
                                                    Formerly: Senior Vice President and
                                                    Compliance Director, Delaware
                                                    Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003             Director, Senior Vice President,           N/A
   Senior Vice President,                           Secretary and General Counsel, A I M
   Secretary and Chief Legal                        Management Group Inc. (financial
   Officer                                          services holding company) and A I M
                                                    Advisors, Inc.; Director and Vice
                                                    President, INVESCO Distributors, Inc.;
                                                    Vice President, A I M Capital
                                                    Management, Inc., and AIM Investment
                                                    Services, Inc.; Director, Vice President
                                                    and General Counsel, Fund Management
                                                    Company and Senior Vice President, A I M
                                                    Distributors, Inc.
                                                    Formerly: Senior Vice President and
                                                    General Counsel, Liberty Financial
                                                    Companies, Inc.; Senior Vice President
                                                    and General Counsel, Liberty Funds
                                                    Group, LLC and Vice President, A I M
                                                    Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1994             Managing Director, Chief Fixed Income      N/A
   Vice President                                   Officer and Senior Investment Officer,
                                                    A I M Capital Management, Inc. and Vice
                                                    President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          2002             Managing Director and Director of Money    N/A
   Vice President                                   Market Research and Special Projects,
                                                    A I M Capital Management, Inc.; and Vice
                                                    President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004             Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                     Advisors, Inc.
                                                    Formerly: Senior Vice President, AIM
                                                    Investment Services, Inc.; and Vice
                                                    President, A I M Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       2004             Director of Cash Management, Managing      N/A
   Vice President                                   Director and Chief Cash Management
                                                    Officer, A I M Capital Management, Inc;
                                                    Director and President, Fund Management
                                                    Company; and Vice President, A I M
                                                    Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen -- 1940         1999             Executive Vice President, A I M            N/A
   Vice President                                   Management Group, Inc.; Senior Vice
                                                    President, A I M Advisors, Inc., and
                                                    President, Director of Investments,
                                                    Chief Executive Officer and Chief
                                                    Investment Officer, A I M Capital
                                                    Management, Inc.
                                                    Formerly: Director of A I M Advisors,
                                                    Inc. and A I M Management Group Inc.,
                                                    A I M Capital Management, Inc.; and
                                                    Director and Chairman, A I M Capital
                                                    Management, Inc.
---------------------------------------------------------------------------------------------------------------------------------

(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND      INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza       A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100               11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173  Suite 100                11 Greenway Plaza        1201 Louisiana
                        Houston, TX 77046-1173   Suite 100                Street
                                                 Houston, TX 77046-1173   Suite 2900
                                                                          Houston, Texas
                                                                          77002-5678
COUNSEL TO THE FUND     COUNSEL TO THE TRUSTEES  TRANSFER AGENT           CUSTODIAN
Ballard Spahr           Kramer, Levin, Naftalis  AIM Investment           State Street Bank
Andrews & Ingersoll,    & Frankel LLP            Services, Inc.           and Trust Company
LLP                     919 Third Avenue         P.O. Box 4739            225 Franklin Street
1735 Market Street      New York, NY 10022-3852  Houston, TX 77210-4739   Boston, MA
Philadelphia, PA 19103-7599                                               02110-2801

      DOMESTIC EQUITY                             INTERNATIONAL/GLOBAL EQUITY                       FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund(5)           AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(6)                    AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                       AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                        AIM Money Market Fund
AIM Core Stock Fund(1)                       AIM International Core Equity Fund(1)        AIM Short Term Bond Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund(7)    AIM Total Return Bond Fund
AIM Diversified Dividend Fund                AIM International Growth Fund                Premier U.S. Government Money Portfolio(1)
AIM Dynamics Fund(1)                         AIM Trimark Fund
AIM Emerging Growth Fund                                                                  TAX-FREE
AIM Large Cap Basic Value Fund                          SECTOR EQUITY
AIM Large Cap Growth Fund                                                                 AIM High Income Municipal Fund
AIM Libra Fund                               AIM Advantage Health Sciences Fund(1)        AIM Municipal Bond Fund
AIM Mid Cap Basic Value Fund                 AIM Energy Fund(1)                           AIM Tax-Exempt Cash Fund
AIM Mid Cap Core Equity Fund(2)              AIM Financial Services Fund(1)               AIM Tax-Free Intermediate Fund
AIM Mid Cap Growth Fund                      AIM Global Health Care Fund
AIM Mid Cap Stock Fund(1)                    AIM Gold & Precious Metals Fund(1)               AIM ALLOCATION SOLUTIONS
AIM Opportunities I Fund                     AIM Health Sciences Fund(1)
AIM Opportunities II Fund                    AIM Leisure Fund(1)                          AIM Aggressive Allocation Fund
AIM Opportunities III Fund                   AIM Multi-Sector Fund(1)                     AIM Conservative Allocation Fund
AIM Premier Equity Fund                      AIM Real Estate Fund                         AIM Moderate Allocation Fund
AIM S&P 500 Index Fund(1)                    AIM Technology Fund(1)
AIM Select Equity Fund                       AIM Utilities Fund(1)
AIM Small Cap Equity Fund(3)
AIM Small Cap Growth Fund(4)                 ===============================================================================
AIM Small Company Growth Fund(1)             CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
AIM Total Return Fund*(1)                    FOR THIS AND OTHER IMPORTANT INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS
AIM Trimark Endeavor Fund                    FROM YOUR FINANCIAL ADVISOR AND READ IT THOROUGHLY BEFORE INVESTING.
AIM Trimark Small Companies Fund             ===============================================================================
AIM Weingarten Fund

* Domestic equity and income fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) AIM International Emerging Growth Fund will close to new investors when net assets reach $500 million.

   If used after January 20, 2005, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $132 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $363 billion in assets under management. Data as of September 30, 2004.

AIMinvestments.com               GLA-AR-1               A I M Distributors, Inc.

                                     YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
-------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management            --Registered Trademark--
                               Plans    Accounts
-------------------------------------------------------------------------------------

                                                          AIM GLOBAL GROWTH FUND
                                Annual Report to Shareholders o October 31, 2004

                                 [COVER IMAGE]

[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
--Registered Trademark--                         --Registered Trademark--

===================================================================================================================================
AIM GLOBAL GROWTH FUND SEEKS TO PROVIDE LONG-TERM CAPITAL GROWTH.

o Unless otherwise stated, information presented in this report is as of 10/31/04 and is based on total net assets.
===================================================================================================================================

ABOUT SHARE CLASSES                          independent mutual fund performance           The fund files its complete schedule of
                                             monitor.                                      portfolio holdings with the Securities
o Effective 9/30/03, Class B shares are                                                    and Exchange Commission ("SEC") for the
not available as an investment for           o The unmanaged MSCI Europe Index is a        1st and 3rd quarters of each fiscal year
retirement plans maintained pursuant to      group of European securities tracked by       on Form N-Q. The fund's Form N-Q filings
Section 401 of the Internal Revenue          Morgan Stanley Capital International.         are available on the SEC's Web site at
Code, including 401(k) plans, money                                                        http://www.sec.gov. Copies of the fund's
purchase pension plans and profit            o The unmanaged Standard & Poor's             Forms N-Q may be reviewed and copied at
sharing plans. Plans that have existing      Composite Index of 500 Stocks (the S&P        the SEC's Public Reference Room at 450
accounts invested in Class B shares will     500--Registered Trademark-- Index) is an      Fifth Street, N.W., Washington, D.C.
continue to be allowed to make               index of common stocks frequently used        20549-0102. You can obtain information
additional purchases.                        as a general measure of U.S. stock            on the operation of the Public Reference
                                             market performance.                           Room, including information about
PRINCIPAL RISKS OF INVESTING IN THE FUND                                                   duplicating fee charges, by calling
                                             o A direct investment cannot be made in       1-202-942-8090 or by electronic request
o International investing presents           an index. Unless otherwise indicated,         at the following e-mail address:
certain risks not associated with            index results include reinvested              publicinfo@sec.gov. The SEC file numbers
investing solely in the United States.       dividends, and they do not reflect sales      for the fund are 811-6463 and 33-44611.
These include risks relating to              charges. Performance of an index of           The fund's most recent portfolio
fluctuations in the value of the U.S.        funds reflects fund expenses;                 holdings, as filed on Form N-Q, are also
dollar relative to the values of other       performance of a market index does not.       available at AIMinvestments.com.
currencies, the custody arrangements
made for the fund's foreign holdings,        o The fund is not managed to track the        A description of the policies and
differences in accounting, political         performance of any particular index,          procedures that the fund uses to
risks and the lesser degree of public        including the indexes defined here, and       determine how to vote proxies relating
information required to be provided by       consequently, the performance of the          to portfolio securities is available
non-U.S. companies.                          fund may deviate significantly from the       without charge, upon request, from our
                                             performance of the indexes.                   Client Services department at
o The fund may participate in the                                                          800-959-4246 or on the AIM Web site,
initial public offering (IPO) market in      OTHER INFORMATION                             AIMinvestments.com. On the home page,
some market cycles. Because of the                                                         scroll down and click on AIM Funds Proxy
fund's small asset base, any investment      o The returns shown in the Management's       Policy. The information is also
the fund may make in IPOs may                Discussion of Fund Performance are based      available on the Securities and Exchange
significantly affect the fund's total        on net asset values calculated for            Commission's Web site, sec.gov.
return. As the fund's assets grow, the       shareholder transactions. Generally
impact of IPO investments will decline,      accepted accounting principles require        Information regarding how the fund voted
which may reduce the effect of IPO           adjustments to be made to the net assets      proxies related to its portfolio
investments on the fund's total return.      of the fund at period end for financial       securities during the 12 months ended
                                             reporting purposes, and as such, the net      6/30/04 is available at our Web site. Go
ABOUT INDEXES USED IN THIS REPORT            asset values for shareholder                  to AIMinvestments.com, access the About
                                             transactions and the returns based on         Us tab, click on Required Notices and
o The unmanaged MSCI World Index is a        those net asset values may differ from        then click on Proxy Voting Activity.
group of global securities tracked by        the net asset values and returns              Next, select your fund from the
Morgan Stanley Capital International.        reported in the Financial Highlights.         drop-down menu.

oThe unmanaged MSCI World Growth Index is    o Industry classifications used in this
a subset of the MSCI World Index, a          report are generally according to the
group of global securities tracked by        Global Industry Classification Standard,
Morgan Stanley Capital International;        which was developed by and is the
the Growth subset measures performance       exclusive property and a service mark of
of companies with higher price/earnings      Morgan Stanley Capital International
ratios and higher forecasted growth          Inc. and Standard & Poor's.
values.

o The unmanaged Lipper Global Fund Index represents an average of the performance of global funds tracked by Lipper, Inc., an

=============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=============================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

                    NEW BOARD CHAIRMAN

[PHOTO OF           It is our pleasure to introduce you to Bruce Crockett, the
ROBERT H.           new Chairman of the Board of Trustees of the AIM Funds. Bob
GRAHAM]             Graham has served as Chairman of the Board of Trustees of
                    the AIM Funds ever since Ted Bauer retired from that
ROBERT H. GRAHAM    position in 2000. However, as you may be aware, the U.S.
                    Securities and Exchange Commission recently adopted a rule requiring that an independent fund trustee, meaning a
[PHOTO OF           trustee who is not an officer of the fund's investment
MARK H.             advisor, serve as chairman of the funds' Board. In addition,
WILLIAMSON]         a similar provision was included in the terms of AIM
                    Advisors' recent settlements with certain regulators.
MARK H. WILLIAMSON  Accordingly, the AIM Funds' Board recently elected Mr.
                    Crockett, one of the fourteen independent trustees on the
                    AIM Funds' Board, as Chairman. His appointment became
[PHOTO OF           effective on October 4, 2004. Mr. Graham will remain on the
BRUCE L.            funds' Board, as will Mark Williamson, President and Chief
CROCKETT            Executive Officer of AIM. Mr. Graham will also remain
                    Chairman of AIM Investments--Registered Trademark--.
BRUCE L. CROCKETT
                       Mr. Crockett has been a member of the AIM Funds' board
                    since 1992, when AIM acquired certain funds that had been
                    advised by CIGNA. He had been a member of the board of those funds since 1978. Mr. Crockett has more than 30 years of
                    experience in finance and general management and has been
                    Chairman of Crockett Technologies Associates since 1996. He is the first independent chairman of the funds' board in
                    AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of fund shareholders, and we at AIM share that commitment.

                    MARKET CONDITIONS DURING THE FISCAL YEAR

                    Virtually every equity index, domestic and foreign, produced positive returns for the fiscal year ended October 31, 2004.
                    Domestically, the S&P 500 Index was up 9.41% for the year.
                    Globally, the MSCI World Index advanced more than 13%.
                    However, a goodly portion of this positive performance was achieved during 2003. Year to date as of October 31, the S&P
                    500 Index was up just over 3%, the MSCI World Index just about 5%. In the pages that follow, you will find a more detailed discussion of the market conditions that affected your fund during the fiscal year.

                       While it is agreeable to report positive market
                    performance for the year covered by this report, as ever, we encourage our shareholders to look past short-term performance and focus on their long-term investment goals.
                    Over the short term, the one sure thing about the investment markets is their unpredictability. Over the long term, equities have produced very attractive returns. For the 25-year period ended October 31, 2004, the S&P 500 Index averaged 13.50% growth per year and the MSCI World Index averaged 11.16%. While past performance cannot guarantee future results, we believe staying invested for the long term offers the best opportunity for capital growth.

                    YOUR FUND

                    The following pages of this report provide an explanation of how your fund was managed during the fiscal year, how it performed in comparison to various benchmarks, and a presentation of its long-term performance. We hope you find this information helpful. Current information about your fund and about the markets in general is always available on our Web site, AIMinvestments.com.

                       As always, AIM remains committed to building solutions
                    for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

                    Sincerely,

                    /s/ Robert H. Graham                     /s/ Mark H. Williamson
                    --------------------------------         --------------------------------
                    Robert H. Graham                         Mark H. Williamson
                    Chairman, AIM Investments                CEO & President, AIM Investments
                    President & Vice Chairman, AIM Funds     Trustee, AIM Funds

                    December 16, 2004

                    AIM Investments is a registered service mark of A I M
                    Management Group Inc. A I M Advisors, Inc. and A I M Capital
                    Management, Inc. are the investment advisors, and A I M
                    Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

EUROPEAN EXPOSURE BOLSTERS FUND                                                            second and third quarters of 2004. Stock
PERFORMANCE                                                                                markets, however, were volatile amid
                                                                                           rising commodity prices, geopolitical
For the fiscal year ended October 31,        (IMF) estimates, averaged 5% between          concerns and election uncertainty.
2004, AIM Global Growth Fund Class A         mid-2003 and mid-2004--well in excess of
shares returned 11.74% at net asset          the 4% historical trend.                         European stocks outperformed U.S.
value. PERFORMANCE SHOWN AT NAV DOES NOT                                                   stocks by a 2 to 1 margin. All 16
INCLUDE FRONT-END SALES CHARGES, WHICH          Rising commodity prices, particularly      constituents of the MSCI Europe Index
WOULD HAVE REDUCED THE PERFORMANCE.          oil, which reached more than $50 a            posted positive returns on a
Returns for other share classes are          barrel in October, contributed to a           dollar-denominated basis. Growth trends
shown in the table on page 3. Based on       weakening of the global expansion. The        and domestic demand proved divergent on
strong stock selection, the fund             IMF reported that gross domestic product      the continent with accelerating growth
outperformed its style-specific index,       (GDP) growth in several major countries       and consumption in France and the U.K.
the MSCI World Growth Index, which           fell below expectations in the second         and weaker demand in Germany.
returned 7.01%. The fund slightly            quarter of 2004 due to higher imported
underperformed, the MSCI World Index and     oil prices. Federal Reserve Chairman,            In Asia, deflationary pressures
Lipper Global Fund Index, which returned     Alan Greenspan, indicated in October          continued to ease in Japan. However,
13.25% and 12.86%, respectively, for the     that higher oil prices--essentially a         after rising with little interruption
fiscal year. It should be noted that         tax on U.S. residents--amounted to 3/4        since mid-2003, Japanese stocks fell in
both indices include value and growth        of one percent of U.S. GDP. Non-energy        the second quarter amid concerns over
stocks among their constituents, while       commodity prices fell somewhat in the         the country's oil dependence and a
the fund is comprised of growth stocks       summer, but were still 21.5% higher in        slowing rate of economic expansion.
only. The fund's lower return therefore      August than the prior year. Higher
was due to the decided outperformance of     commodity prices in general, force            YOUR FUND
value stocks during the fiscal year.         companies to pay higher raw material
                                             costs, which can ultimately reduce            The fund's investment strategy--which
MARKET CONDITIONS                            profit margins.                               focuses on companies with high returns
                                                                                           on invested capital, strong revenue
Global markets posted positive returns          Given this environment, energy stocks      and/or earnings growth and which are
for the fiscal year with international       produced the highest sector returns for       reasonably priced--helped the fund
stocks generally producing higher            global markets, while information             weather volatile market conditions. A
returns than their U.S. counterparts.        technology proved the worst. Amid a           testament to our investment strategy is
Countervailing forces, however, were at      spate of earnings downgrades, the             found in the fund's double-digit return
work during the fiscal year. Amid strong     information technology sector suffered        in an environment where global growth
corporate earnings releases, world           significant losses--plunging nearly 10%       stocks underperformed global value
markets moved significantly higher in        for the third quarter.                        stocks by 1,000 basis points or 10%.
the fourth quarter of 2003. Global
growth, according to International              On a regional basis, despite higher           Over the reporting period, we
Monetary Fund                                oil prices, the U.S. economy grew at an       increased our European weighting, making
                                             annualized rate of 3.3% and 3.9% in the       it the fund's largest regional
                                                                                           allocation. We continued to believe that
                                                                                           European stocks, in general, offered
                                                                                           more attractive valuations than their

===================================================================================================================================

PORTFOLIO COMPOSITION                        TOP 10 COUNTRIES*                             TOP 10 EQUITY HOLDINGS*
By sector
                                              1. United States                 29.0%        1. Eni S.p.A. (Italy)             2.0%
               [PIE CHART]
                                              2. United Kingdom                11.8         2. Total S.A. (France)            1.9
Industrials                        9.7%
                                              3. France                        10.2         3. Syngenta A.G. (Switzerland)    1.8
Health Care                        7.7%
                                              4. Japan                          9.3         4. Hoya Corp. (Japan)             1.8
Energy                             5.8%
                                              5. Switzerland                    6.0         5. Manulife Financial Corp.
Materials                          4.8%                                                        (Canada)                       1.7
                                              6. Italy                          3.4
Telecommunication Services         4.1%                                                     6. Imperial Tobacco Group PLC
                                              7. Canada                         3.3             (United Kingdom)              1.7
Utilities                          0.9%
                                              8. Ireland                        2.9         7. Reckitt Benckiser PLC
Money Market Funds Plus Other                                                                   (United Kingdom)              1.6
Assets Less Liabilities            3.8%       9. Sweden                         2.2
                                                                                            8. Next PLC (United Kingdom)      1.6
Financials                        19.0%      10. Australia                      2.1
                                                                                            9. Tesco PLC (United Kingdom)     1.6
Information Technology            16.5%
                                                                                           10. Vinci S.A. (France)            1.5
Consumer Discretionary            14.7%

Consumer Staples                  13.0%

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

*Excluding money market fund holdings.

===================================================================================================================================

U.S. counterparts. Indeed, valuation         which despite an underperforming              The views and opinions expressed in
measures including price/earnings,           Japanese market appreciated                   Management's Discussion of Fund
price/book and price/cash flow remained      significantly during the fiscal year.         Performance are those of A I M Advisors,
significantly lower for European stocks                                                    Inc. These views and opinions are
(represented by MSCI Europe Index) than         Health care was the lowest-returning       subject to change at any time based on
those in the U.S. (represented by S&P        sector for the fund. We remained              factors such as market and economic
500) as of the close of the fiscal year.     cautious of the U.S. health care market,      conditions. These views and opinions may
                                             particularly large pharmaceuticals (with      not be relied upon as investment advice
   Our increased exposure to Europe came     the exception of Pfizer) as fundamentals      or recommendations, or as an offer for a
largely at the expense of U.S. stocks.       for this group are relatively weak as         particular security. The information is
We significantly reduced our domestic        companies struggle with major revenue         not a complete analysis of every aspect
exposure during the fiscal year--much of     products losing patent protection. The        of any market, country, industry,
which was in the tech sector. We sold        largest detractor in this sector was          security or the Fund. Statements of fact
Intel and Veritas Software amid              Pfizer. The company was battered this         are from sources considered reliable,
disappointing earnings. Given little         year along with other U.S. and European       but A I M Advisors, Inc. makes no
visibility for near-term improvement, we     drugs stocks amid safety concerns and         representation or warranty as to their
felt they no longer fit our investment       pricing pressures. Third quarter 2004         completeness or accuracy. Although
discipline. Despite this, the fund           earnings, however, rose after merger          historical performance is no guarantee
produced a positive tech sector              expenses fell and from sales of Lipitor       of future results, these insights may
return--outperforming our style-specific     and Celebrex.                                 help you understand our investment
benchmark by nearly 600 basis points.                                                      management philosophy.
                                                Given our bias toward foreign markets
   Financial and consumer-related stocks     during the fiscal year, a weak U.S.                 See important fund and index
provided the largest contributions to        dollar proved beneficial as we do not              disclosures inside front cover.
fund returns. Strong performance in the      hedge currencies. Foreign currency
commercial banking area and Canadian         appreciation, therefore, helped boost                         KIRK L. ANDERSON
insurance holdings drove performance.        fund returns.                                                 Mr. Anderson is
Our overweight in financials compared to                                                    [ANDERSON      co-manager of the AIM
the MSCI World Growth Index provided the     IN CLOSING                                       PHOTO]       Global Growth Fund. He
cyclical exposure to offset our reduced                                                                    joined AIM in 1994. Mr.
information technology position.             Amid the effects of higher commodity                          Anderson earned a B.A.
                                             prices and market volatility, we are          in political science from Texas A&M
   Strong stock selection in both the        pleased to provide shareholders with          University. He also received an M.S. in
consumer discretionary and consumer          positive returns for the fiscal year and      finance from the University of Houston.
staples sectors led to decidedly higher      remain committed to our investment
sector returns than our style-specific       objective of long-term growth of capital                      MATTHEW W. DENNIS
benchmark. Notable contributors              by investing in companies that have                           Mr. Dennis, Chartered
included: U.K specialty retailers Next       demonstrated superior earnings growth.          [DENNIS       Financial Analyst, is
and GUS; Renault, which profited from                                                         PHOTO]       co-manager of AIM Global
increased domestic demand in France; and                                                                   Growth Fund. He has been
Toyota,                                                                                                    in the investment
                                                                                           business since 1994. Mr. Dennis received
                                                                                           a B.A. in economics from The University
                                                                                           of Texas at Austin. He also earned an
                                                                                           M.S. in finance from Texas A&M
                                                                                           University.

                                                                                                           BARRETT K. SIDES
                                                                                                           Mr. Sides is co-manager
                                                                                              [SIDES       of AIM Global Growth
                                                                                              PHOTO]       Fund. He joined AIM in
                                                                                                           1990. Mr. Sides
                                                                                                           graduated with a B.S. in
                                                                                           economics from Bucknell University. He
                                                                                           also received a master's in
                                                                                           international business from the
                                                                                           University of St. Thomas.


                                                                                           Assisted by Large Cap Growth Team,
                                                                                           Asia/Latin America Team and
                                                                                           Europe/Canada Team

======================================================================================

TOP 10 INDUSTRIES*                           FUND VS. INDEXES

 1. Diversified Banks              7.8%      TOTAL RETURNS, 10/31/03-10/31/04,
                                             EXCLUDING APPLICABLE SALES CHARGES. IF
 2. Integrated Oil & Gas           5.5       SALES CHARGES WERE INCLUDED, RETURNS
                                             WOULD BE LOWER.
 3. Pharmaceuticals                5.0
                                             CLASS A SHARES                   11.74%
 4. Electronic Equipment
    Manufacturers                  4.2       CLASS B SHARES                   11.14

 5. Automobile Manufacturers       3.2       CLASS C SHARES                   11.21

 6. Systems Software               2.8       MSCI WORLD INDEX
                                             (BROAD MARKET INDEX)             13.25
 7. Wireless Telecommunication
    Services                       2.6       MSCI WORLD GROWTH INDEX
                                             (STYLE-SPECIFIC INDEX)            7.01
 8. Household Products             2.6
                                             LIPPER GLOBAL FUND INDEX
 9. Hypermarkets & Super                     (PEER GROUP INDEX)               12.86
    Centers                        2.6
                                             Source: Lipper, Inc.
10. Property & Casualty
    Insurance                      2.4

TOTAL NET ASSETS        $452.8 million
TOTAL NUMBER OF HOLDINGS*          112

======================================================================================            [RIGHT ARROW GRAPHIC]

                                                                                           For a presentation of your fund's
                                                                                           long-term performance record, please
                                                                                           turn to page 5.

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      You may use the information in this           or expenses you paid for the period. You
                                             table, together with the amount you           may use this information to compare the
As a shareholder of the fund, you incur      invested, to estimate the expenses that       ongoing costs of investing in the fund
two types of costs: (1) transaction          you paid over the period. Simply divide       and other funds. To do so, compare this
costs, which may include sales charges       your account value by $1,000 (for             5% hypothetical example with the 5%
(loads) on purchase payments; contingent     example, an $8,600 account value divided      hypothetical examples that appear in the
deferred sales charges on redemptions;       by $1,000 = 8.6), then multiply the           shareholder reports of the other funds.
and redemption fees, if any; and (2)         result by the number in the table under
ongoing costs, including management          the heading entitled "Actual Expenses         Please note that the expenses shown in
fees; distribution and/or service fees       Paid During Period" to estimate the           the table are meant to highlight your
(12b-1); and other fund expenses. This       expenses you paid on your account during      ongoing costs only and do not reflect
example is intended to help you              this period.                                  any transactional costs, such as sales
understand your ongoing costs (in                                                          charges (loads) on purchase payments,
dollars) of investing in the fund and to     HYPOTHETICAL EXAMPLE FOR COMPARISON           contingent deferred sales charges on
compare these costs with ongoing costs       PURPOSES                                      redemptions, and redemption fees, if
of investing in other mutual funds. The                                                    any. Therefore, the hypothetical
example is based on an investment of         The table below also provides                 information is useful in comparing
$1,000 invested at the beginning of the      information about hypothetical account        ongoing costs only, and will not help
period and held for the entire period,       values and hypothetical expenses based        you determine the relative total costs
May 1, 2004-October 31, 2004.                on the fund's actual expense ratio and        of owning different funds. In addition,
                                             an assumed rate of return of 5% per year      if these transactional costs were
ACTUAL EXPENSES                              before expenses, which is not the fund's      included, your costs would have been
                                             actual return. The hypothetical account       higher.
The table below provides information         values and expenses may not be used to
about actual account values and actual       estimate the actual ending account
expenses.                                    balance

===================================================================================================================================

                                                          ACTUAL                                        HYPOTHETICAL
                                                                                            (5% annual return before expenses)

                 Beginning Account         Ending Account            Expenses             Ending Account             Expenses
                      Value                    Value               Paid During                 Value                Paid During
                     (5/1/04)              (10/31/04)(1)             Period(2)              (10/31/04)               Period(2)
Class A           $     1,000.00          $     1,040.60          $        10.26          $     1,015.08          $        10.13
Class B                 1,000.00                1,038.20                   12.81                1,012.57                   12.65
Class C                 1,000.00                1,038.20                   12.81                1,012.57                   12.65

(1) The actual ending account value is based on the actual total return of the fund for the period May 1, 2004, to October 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period May 1, 2004, to October 31, 2004, was 4.06%, 3.82% and 3.82% for Class A, B and C shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (2.00%, 2.50% and 2.50% for Class A, B and C shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

===================================================================================================================================
                                                                                           [ARROW
                                                                                           BUTTON        For More Information Visit
                                                                                           IMAGE]            AIMinvestments.com

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

===================================================================================================================================
Past performance cannot guarantee            RESULTS OF A $10,000 INVESTMENT
comparable future results.                   9/15/94-10/31/04 Index data from 8/31/94

   Your fund's total return includes                                         [MOUNTAIN CHART]
reinvested distributions, applicable
sales charges, fund expenses and                               AIM Global        AIM Global
management fees. Results for Class B                          Growth Fund       Growth Fund     Lipper Global       MSCI World
shares are calculated as if a                 Date           Class A Shares    Class B Shares     Fund Index          Index
hypothetical shareholder had liquidated
his entire investment in the fund at the     8/31/94            $ 9525             $10000           $10000           $10000
close of the reporting period and paid       10/94                9744              10220             9979            10010
the applicable contingent deferred sales     10/95               11741              12260            10392            10959
charges. Index results include               10/96               13768              14296            11934            12745
reinvested dividends, but they do not        10/97               16143              16676            14075            14883
reflect sales charges. Index results         10/98               17826              18306            14885            17153
include reinvested dividends, but they       10/99               23970              24476            18442            21427
do not reflect sales charges.                10/00               26721              27142            20641            21661
Performance of an index of funds             10/01               15722              15880            15753            16134
reflects fund expenses and management        10/02               13653              13727            13666            13738
fees; performance of a market index does     10/03               16081              16087            16752            16995
not. Performance shown in the chart does     10/04              $17955             $18060           $18905           $19248
not reflect deduction of taxes a                                                                       Source: Lipper, Inc.
shareholder would pay on fund                AVERAGE ANNUAL TOTAL RETURNS
distributions or sale of fund shares.        As of 10/31/04, including applicable          CLASS C SHARES
Performance of the indexes does not          sales charges                                 Inception (8/4/97)               -0.17%
reflect the effects of taxes.                                                               5 Years                         -5.11
                                             CLASS A SHARES                                 1 Year                          14.17
   In evaluating this chart, please note     Inception (9/15/94)               5.95%
that the chart uses a logarithmic scale      10 Years                          5.79        The performance data quoted represent
along the vertical axis (the value            5 Years                         -6.52        past performance and cannot guarantee
scale). This means that each scale            1 Year                           6.45        comparable future results; current
increment always represents the same                                                       performance may be lower or higher.
percent change in price; in a linear         CLASS B SHARES                                Please visit AIMinvestments.com for the
chart each scale increment always            Inception (9/15/94)               6.01%       most recent month-end performance.
represents the same absolute change in       10 Years                          5.86        Performance figures reflect reinvested
price. In this example, the scale             5 Years                         -6.45        distributions, changes in net asset
increment between $5,000 and $10,000 is       1 Year                           6.14        value and the effect of the maximum
the same as that between $10,000 and                                                       sales charge unless otherwise stated.
$20,000. In a linear chart, the latter       CLASS C SHARES                                Investment return and principal value
scale increment would be twice as large.     Inception (8/4/97)                0.15%       will fluctuate so that you may have a
The benefit of using a logarithmic scale      5 Years                         -6.08        gain or loss when you sell shares.
is that it better illustrates                 1 Year                          10.21
performance during the fund's early                                                           Class A share performance reflects
years depicted in the chart before           In addition to returns as of the close        the maximum 4.75% sales charge, and
reinvested distributions and compounding     of the fiscal year, industry regulations      Class B and Class C share performance
create the potential for the original        require us to provide average annual          reflects the applicable contingent
investment to grow to very large             total returns as of 9/30/04, the most         deferred sales charge (CDSC) for the
numbers. Had the chart used a linear         recent calendar quarter-end.                  period involved. The CDSC on Class B
scale along its vertical axis, you would                                                   shares declines from 5% beginning at the
not be able to see as clearly the            AVERAGE ANNUAL TOTAL RETURNS                  time of purchase to 0% at the beginning
movements in the value of the fund and                                                     of the seventh year. The CDSC on Class C
the indexes during the early years           As of 9/30/04, most recent calendar           shares is 1% for the first year after
depicted. We use a logarithmic scale in      quarter-end, including applicable sales       purchase.
financial reports of funds that have         charges
more than five years of performance                                                           The performance of the fund's share
history.                                     CLASS A SHARES                                classes will differ due to different
                                             Inception (9/15/94)               5.75%       sales charge structures and class
                                             10 Years                          5.96        expenses.
                                              5 Years                         -5.55
                                              1 Year                          10.31           A redemption fee of 2% will be
                                                                                           imposed on certain redemptions or
                                             CLASS B SHARES                                exchanges out of the fund within 30 days
                                             Inception (9/15/94)               5.81%       of purchase. Exceptions to the
                                             10 Years                          6.02        redemption fee are listed in the fund's
                                              5 Years                         -5.48        prospectus.
                                              1 Year                          10.18

===================================================================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2004


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-67.30%

AUSTRALIA-2.09%

BHP Billiton Ltd. (Diversified Metals &
  Mining)(a)(b)                                    420,500   $  4,359,082
-------------------------------------------------------------------------
Promina Group Ltd. (Property & Casualty
  Insurance) (Acquired 02/26/04-08/19/04;
  Cost $1,829,585)(a)(c)                           680,000      2,314,465
-------------------------------------------------------------------------
QBE Insurance Group Ltd. (Property & Casualty
  Insurance)(a)(b)                                 271,300      2,792,843
=========================================================================
                                                                9,466,390
=========================================================================

BELGIUM-0.60%

Algemene Maatschappij voor Nijverheidskredit
  N.V. (Diversified Banks)(a)                       17,500      1,320,630
-------------------------------------------------------------------------
KBC Bankverzekeringsholding (Diversified
  Banks)(a)                                         19,000      1,400,932
=========================================================================
                                                                2,721,562
=========================================================================

BERMUDA-0.92%

Nabors Industries, Ltd. (Oil & Gas
  Drilling)(d)                                      34,000      1,670,080
-------------------------------------------------------------------------
Tyco International Ltd. (Industrial
  Conglomerates)                                    80,000      2,492,000
=========================================================================
                                                                4,162,080
=========================================================================

BRAZIL-0.70%

Companhia de Bebidas das Americas-ADR
  (Brewers)                                        128,000      3,174,400
=========================================================================

CANADA-3.30%

Manulife Financial Corp. (Life & Health
  Insurance)(b)                                    169,100      7,897,535
-------------------------------------------------------------------------
Power Corp. of Canada (Other Diversified
  Financial Services)                              127,000      3,057,427
-------------------------------------------------------------------------
Suncor Energy, Inc. (Integrated Oil & Gas)(b)      116,100      3,970,412
=========================================================================
                                                               14,925,374
=========================================================================

FRANCE-10.16%

BNP Paribas S.A. (Diversified Banks)(a)(b)          79,130      5,421,308
-------------------------------------------------------------------------
Bouygues S.A. (Wireless Telecommunication
  Services)(a)(b)                                   47,600      1,887,111
-------------------------------------------------------------------------
Credit Agricole S.A. (Diversified
  Banks)(a)(b)                                      94,200      2,778,620
-------------------------------------------------------------------------
Lafarge S.A. (Construction Materials)(a)(b)         25,100      2,304,294
-------------------------------------------------------------------------
Pernod Ricard (Distillers & Vintners)(a)(b)         31,370      4,369,054
-------------------------------------------------------------------------
PSA Peugeot Citroen (Automobile
  Manufacturers)(a)(b)                              55,967      3,461,770
-------------------------------------------------------------------------
Renault S.A. (Automobile Manufacturers)(a)(b)       72,760      6,126,010
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

FRANCE-(CONTINUED)

Societe Generale (Diversified Banks)(a)(b)          45,970   $  4,293,072
-------------------------------------------------------------------------
Total S.A. (Integrated Oil & Gas)(a)(b)             40,659      8,511,364
-------------------------------------------------------------------------
Vinci S.A. (Construction & Engineering)(a)(b)       57,080      6,843,888
=========================================================================
                                                               45,996,491
=========================================================================

GERMANY-1.58%

Adidas-Salomon A.G. (Apparel, Accessories &
  Luxury Goods)(a)                                  27,020      3,793,743
-------------------------------------------------------------------------
Metro A.G. (Hypermarkets & Super
  Centers)(a)(b)                                    70,290      3,373,485
=========================================================================
                                                                7,167,228
=========================================================================

GREECE-1.68%

EFG Eurobank Ergasias (Diversified Banks)(a)       114,900      3,161,733
-------------------------------------------------------------------------
OPAP S.A. (Casinos & Gaming) (Acquired
  07/01/04-08/27/04; Cost $4,167,684)(a)(c)        217,200      4,449,969
=========================================================================
                                                                7,611,702
=========================================================================

HONG KONG-1.11%

Cheung Kong (Holdings) Ltd. (Real Estate
  Management & Development)(a)                     378,000      3,130,761
-------------------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Real Estate
  Management & Development)(a)(b)                  203,000      1,878,961
=========================================================================
                                                                5,009,722
=========================================================================

INDIA-1.34%

Infosys Technologies Ltd.-ADR (IT Consulting
  & Services)(b)                                    91,300      6,071,450
=========================================================================

IRELAND-2.93%

Anglo Irish Bank Corp. PLC (Diversified
  Banks)(a)                                        318,700      6,083,074
-------------------------------------------------------------------------
CRH PLC (Construction Materials)(a)                161,890      3,885,419
-------------------------------------------------------------------------
Depfa Bank PLC (Diversified Banks)(a)              213,700      3,289,383
=========================================================================
                                                               13,257,876
=========================================================================

ISRAEL-1.34%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)(b)                             232,900      6,055,400
=========================================================================

ITALY-3.42%

Eni S.p.A. (Integrated Oil & Gas)(a)(b)            396,600      9,100,772
-------------------------------------------------------------------------
Mediaset S.p.A. (Broadcasting & Cable
  TV)(a)(b)                                        558,200      6,399,748
=========================================================================
                                                               15,500,520
=========================================================================

JAPAN-9.28%

Canon Inc. (Office Electronics)(a)                  94,700      4,687,027
-------------------------------------------------------------------------


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
JAPAN-(CONTINUED)

Hoya Corp. (Electronic Equipment
  Manufacturers)(a)                                 79,800   $  8,210,542
-------------------------------------------------------------------------
Keyence Corp. (Electronic Equipment
  Manufacturers)(a)                                 27,000      6,093,685
-------------------------------------------------------------------------
Kyocera Corp. (Electronic Equipment
  Manufacturers)(a)                                 24,600      1,785,019
-------------------------------------------------------------------------
Nitto Denko Corp. (Specialty Chemicals)(a)          63,000      2,994,961
-------------------------------------------------------------------------
Orix Corp. (Consumer Finance)(a)                    12,300      1,442,258
-------------------------------------------------------------------------
SMC Corp. (Industrial Machinery)(a)                 22,100      2,368,724
-------------------------------------------------------------------------
Takeda Pharmaceutical Co. Ltd.
  (Pharmaceuticals)(a)                              64,800      3,134,297
-------------------------------------------------------------------------
Toyota Motor Corp. (Automobile
  Manufacturers)(a)                                127,900      4,969,218
-------------------------------------------------------------------------
Trend Micro Inc. (Application Software)(a)(b)      132,100      6,329,195
=========================================================================
                                                               42,014,926
=========================================================================

MEXICO-1.38%

Grupo Televisa S.A.-ADR (Broadcasting &
  Cable TV)                                         42,500      2,337,500
-------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series V
  (Hypermarkets & Super Centers)                 1,198,300      3,915,063
=========================================================================
                                                                6,252,563
=========================================================================

NETHERLANDS-1.35%

Royal Numico N.V. (Packaged Foods &
  Meats)(a)(d)                                      72,500      2,457,176
-------------------------------------------------------------------------
TPG N.V. (Air Freight & Logistics)(a)              150,600      3,651,858
=========================================================================
                                                                6,109,034
=========================================================================

NORWAY-0.82%

Telenor A.S.A. (Integrated Telecommunication
  Services)(a)(b)                                  467,200      3,740,236
=========================================================================

SINGAPORE-1.64%

DBS Group Holdings Ltd. (Diversified
  Banks)(a)                                        295,000      2,770,887
-------------------------------------------------------------------------
Singapore Airlines Ltd. (Airlines)(a)              324,000      2,087,489
-------------------------------------------------------------------------
United Overseas Bank Ltd. (Diversified
  Banks)(a)                                        314,000      2,551,630
=========================================================================
                                                                7,410,006
=========================================================================

SOUTH KOREA-0.61%

Samsung Electronics Co., Ltd. (Electronic
  Equipment Manufacturers)(a)                        7,000      2,752,421
=========================================================================

SPAIN-0.95%

Industria de Diseno Textil, S.A. (Apparel
  Retail)(a)                                        64,700      1,651,262
-------------------------------------------------------------------------
Telefonica S.A. (Integrated Telecommunication
  Services)(a)                                     160,200      2,666,964
=========================================================================
                                                                4,318,226
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------


SWEDEN-2.24%

Assa Abloy A.B.-Class B (Building
  Products)(a)(b)                                  338,500   $  4,599,290
-------------------------------------------------------------------------
Volvo A.B.-Class B (Construction & Farm
  Machinery & Heavy Trucks)(a)(b)                  145,800      5,549,777
=========================================================================
                                                               10,149,067
=========================================================================

SWITZERLAND-6.03%

Alcon, Inc. (Health Care Supplies)                  68,000      4,841,600
-------------------------------------------------------------------------
Compagnie Financiere Richemont A.G.-Class A
  (Apparel, Accessories & Luxury Goods)(a)          89,000      2,536,636
-------------------------------------------------------------------------
Novartis A.G. (Pharmaceuticals)(a)                  48,000      2,307,611
-------------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)(a)             26,650      2,736,735
-------------------------------------------------------------------------
Syngenta A.G. (Fertilizers & Agricultural
  Chemicals)(a)(d)                                  86,190      8,250,575
-------------------------------------------------------------------------
UBS A.G. (Diversified Capital Markets)(a)           91,130      6,619,030
=========================================================================
                                                               27,292,187
=========================================================================

UNITED KINGDOM-11.83%

Aviva PLC (Multi-line Insurance)(a)                305,520      3,065,858
-------------------------------------------------------------------------
Centrica PLC (Gas Utilities)(a)                    935,865      4,148,599
-------------------------------------------------------------------------
GUS PLC (Catalog Retail)(a)                        327,400      5,368,130
-------------------------------------------------------------------------
Imperial Tobacco Group PLC (Tobacco)(a)            324,870      7,608,732
-------------------------------------------------------------------------
mm02 PLC (Wireless Telecommunication
  Services)(a)(d)                                1,775,800      3,442,383
-------------------------------------------------------------------------
Next PLC (Department Stores)(a)                    229,100      7,040,184
-------------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)(a)      258,780      7,109,646
-------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Diversified
  Banks)(a)                                         71,503      2,111,018
-------------------------------------------------------------------------
Tesco PLC (Food Retail)(a)                       1,332,269      7,031,786
-------------------------------------------------------------------------
Vodafone Group PLC (Wireless
  Telecommunication Services)(a)                 2,577,830      6,635,535
=========================================================================
                                                               53,561,871
=========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $222,140,598)                           304,720,732
=========================================================================

DOMESTIC COMMON STOCKS-28.95%

AEROSPACE & DEFENSE-0.25%

Northrop Grumman Corp.                              22,000      1,138,500
=========================================================================

BIOTECHNOLOGY-0.51%

Genentech, Inc.(d)                                  51,000      2,322,030
=========================================================================

COMMUNICATIONS EQUIPMENT-1.75%

Cisco Systems, Inc.(d)                             178,000      3,419,380
-------------------------------------------------------------------------
Motorola, Inc.                                     189,000      3,262,140
-------------------------------------------------------------------------
QUALCOMM Inc.                                       30,000      1,254,300
=========================================================================
                                                                7,935,820
=========================================================================


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

COMPUTER HARDWARE-1.01%

Dell Inc.(d)                                       130,000   $  4,557,800
=========================================================================

COMPUTER STORAGE & PERIPHERALS-0.27%

Lexmark International, Inc.-Class A(d)              14,500      1,205,095
=========================================================================

CONSUMER FINANCE-0.94%

Capital One Financial Corp.                         26,000      1,917,760
-------------------------------------------------------------------------
SLM Corp.                                           52,000      2,353,520
=========================================================================
                                                                4,271,280
=========================================================================

DEPARTMENT STORES-0.29%

J.C. Penney Co., Inc.                               38,000      1,314,420
=========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.06%

Cendant Corp.                                      234,000      4,818,060
=========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.16%

Rockwell Automation, Inc.                          126,000      5,252,940
=========================================================================

FOOTWEAR-0.56%

NIKE, Inc.-Class B                                  31,000      2,520,610
=========================================================================

HEALTH CARE EQUIPMENT-0.40%

Waters Corp.(d)                                     44,000      1,816,760
=========================================================================

HOME IMPROVEMENT RETAIL-1.03%

Home Depot, Inc. (The)                             113,500      4,662,580
=========================================================================

HOUSEHOLD PRODUCTS-1.06%

Procter & Gamble Co. (The)                          94,000      4,810,920
=========================================================================

HOUSEWARES & SPECIALTIES-0.56%

Fortune Brands, Inc.                                35,000      2,548,700
=========================================================================

HYPERMARKETS & SUPER CENTERS-0.94%

Wal-Mart Stores, Inc.                               79,000      4,259,680
=========================================================================

INDUSTRIAL CONGLOMERATES-1.18%

3M Co.                                              40,000      3,102,800
-------------------------------------------------------------------------
General Electric Co.                                65,000      2,217,800
=========================================================================
                                                                5,320,600
=========================================================================

INTEGRATED OIL & GAS-0.69%

Exxon Mobil Corp.                                   63,000      3,100,860
=========================================================================

INTERNET RETAIL-1.39%

eBay Inc.(d)                                        64,500      6,295,845
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------


INTERNET SOFTWARE & SERVICES-1.44%

Yahoo! Inc.(d)                                     180,000   $  6,514,200
=========================================================================

INVESTMENT BANKING & BROKERAGE-1.02%

Goldman Sachs Group, Inc. (The)                     47,000      4,623,860
=========================================================================

MANAGED HEALTH CARE-0.75%

UnitedHealth Group Inc.                             47,000      3,402,800
=========================================================================

MOTORCYCLE MANUFACTURERS-0.27%

Harley-Davidson, Inc.                               21,000      1,208,970
=========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-0.82%

Citigroup Inc.                                      83,500      3,704,895
=========================================================================

PACKAGED FOODS & MEATS-0.42%

Hershey Foods Corp.                                 37,000      1,875,530
=========================================================================

PERSONAL PRODUCTS-1.99%

Avon Products, Inc.                                 53,000      2,096,150
-------------------------------------------------------------------------
Estee Lauder Cos. Inc. (The)-Class A                56,000      2,405,200
-------------------------------------------------------------------------
Gillette Co. (The)                                 109,000      4,521,320
=========================================================================
                                                                9,022,670
=========================================================================

PHARMACEUTICALS-1.84%

Johnson & Johnson                                   66,000      3,853,080
-------------------------------------------------------------------------
Pfizer Inc.                                        155,000      4,487,250
=========================================================================
                                                                8,340,330
=========================================================================

PROPERTY & CASUALTY INSURANCE-1.30%

Allstate Corp. (The)                               122,500      5,891,025
=========================================================================

SEMICONDUCTOR EQUIPMENT-0.26%

Novellus Systems, Inc.(d)                           45,000      1,165,950
=========================================================================

SEMICONDUCTORS-1.00%

Analog Devices, Inc.                                42,500      1,711,050
-------------------------------------------------------------------------
Linear Technology Corp.                             27,500      1,041,700
-------------------------------------------------------------------------
Microchip Technology Inc.                           59,000      1,784,750
=========================================================================
                                                                4,537,500
=========================================================================

SYSTEMS SOFTWARE-2.79%

Microsoft Corp.                                    240,000      6,717,600
-------------------------------------------------------------------------
Symantec Corp.(d)                                  104,000      5,921,760
=========================================================================
                                                               12,639,360
=========================================================================
    Total Domestic Common Stocks (Cost
      $107,352,268)                                           131,079,590
=========================================================================


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

MONEY MARKET FUNDS-2.53%

Liquid Assets Portfolio-Institutional
  Class(e)                                       5,732,411   $  5,732,411
-------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(e)      5,732,411      5,732,411
=========================================================================
    Total Money Market Funds (Cost
      $11,464,822)                                             11,464,822
=========================================================================
TOTAL INVESTMENTS-98.78% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $340,957,688)                 447,265,144
=========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-16.86%

Liquid Assets Portfolio-Institutional
  Class(e)(f)                                   76,311,756     76,311,756
=========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $76,311,756)                                       76,311,756
=========================================================================
TOTAL INVESTMENTS-115.64% (Cost $417,269,444)                 523,576,900
=========================================================================
OTHER ASSETS LESS LIABILITIES-(15.64%)                        (70,799,209)
=========================================================================
NET ASSETS-100.00%                                           $452,777,691
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at October 31, 2004 was $259,237,865, which represented 49.51% of the Fund's Total Investments. See
    Note 1A.
(b) All or a portion of this security has been pledged as collateral for security lending transactions at October 31, 2004.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at October 31, 2004 was $6,764,434, which represented 1.49% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(d) Non-income producing security.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(f) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

ASSETS:

Investments, at market value (cost
  $329,492,866)*                               $435,800,322
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $87,776,578)                             87,776,578
===========================================================
    Total investments (cost $417,269,444)       523,576,900
===========================================================
Foreign currencies, at value (cost
  $2,455,303)                                     2,437,127
-----------------------------------------------------------
Receivables for:
  Investments sold                                6,207,032
-----------------------------------------------------------
  Fund shares sold                                  184,829
-----------------------------------------------------------
  Dividends and interest                          1,050,522
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               64,891
-----------------------------------------------------------
Other assets                                         20,935
===========================================================
    Total assets                                533,542,236
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           2,357,699
-----------------------------------------------------------
  Fund shares reacquired                          1,377,822
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 93,741
-----------------------------------------------------------
  Collateral upon return of securities loaned    76,311,756
-----------------------------------------------------------
Accrued distribution fees                           245,680
-----------------------------------------------------------
Accrued trustees' fees                                1,650
-----------------------------------------------------------
Accrued transfer agent fees                         256,229
-----------------------------------------------------------
Accrued operating expenses                          119,968
===========================================================
    Total liabilities                            80,764,545
===========================================================
Net assets applicable to shares outstanding    $452,777,691
___________________________________________________________
===========================================================
NET ASSETS CONSIST OF:

Shares of beneficial interest                  $733,895,943
-----------------------------------------------------------
Undistributed net investment income (loss)         (100,003)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and futures contracts                        (387,342,445)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and futures
  contracts                                     106,324,196
===========================================================
                                               $452,777,691
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $286,068,011
___________________________________________________________
===========================================================
Class B                                        $139,060,789
___________________________________________________________
===========================================================
Class C                                        $ 27,648,891
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          17,177,019
___________________________________________________________
===========================================================
Class B                                           8,825,336
___________________________________________________________
===========================================================
Class C                                           1,753,791
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      16.65
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $16.65 divided by
      95.25%)                                  $      17.48
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      15.76
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      15.77
___________________________________________________________
===========================================================

* At October 31, 2004, securities with an aggregate market value of $72,785,666 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $839,817)        $ 8,493,842
-------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  security lending income of $228,615)*                           351,573
-------------------------------------------------------------------------
Interest                                                           12,396
=========================================================================
    Total investment income                                     8,857,811
=========================================================================

EXPENSES:

Advisory fees                                                   4,385,634
-------------------------------------------------------------------------
Administrative services fees                                      138,670
-------------------------------------------------------------------------
Custodian fees                                                    273,232
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                       1,605,248
-------------------------------------------------------------------------
  Class B                                                       1,642,789
-------------------------------------------------------------------------
  Class C                                                         306,284
-------------------------------------------------------------------------
Transfer agent fees                                             2,317,227
-------------------------------------------------------------------------
Trustees' fees and retirement benefits                             22,101
-------------------------------------------------------------------------
Other                                                             449,799
=========================================================================
    Total expenses                                             11,140,984
=========================================================================
Less: Fees waived, expenses reimbursed, and expense offset
  arrangements                                                    (70,428)
=========================================================================
    Net expenses                                               11,070,556
=========================================================================
Net investment income (loss)                                   (2,212,745)
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                        64,934,153
-------------------------------------------------------------------------
  Foreign currencies                                             (353,846)
-------------------------------------------------------------------------
  Futures contracts                                               731,857
=========================================================================
                                                               65,312,164
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (7,405,576)
-------------------------------------------------------------------------
  Foreign currencies                                               24,510
-------------------------------------------------------------------------
  Futures contracts                                              (255,322)
=========================================================================
                                                               (7,636,388)
=========================================================================
Net gain from investment securities, foreign currencies and
  futures contracts                                            57,675,776
=========================================================================
Net increase in net assets resulting from operations          $55,463,031
_________________________________________________________________________
=========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2004 and 2003

                                                                  2004             2003
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (2,212,745)   $  (4,177,942)
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                    65,312,164       (7,066,109)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, futures
    contracts and option contracts                               (7,636,388)      99,499,525
============================================================================================
    Net increase in net assets resulting from operations         55,463,031       88,255,474
============================================================================================
Share transactions-net:
  Class A                                                       (77,829,276)     (61,964,974)
--------------------------------------------------------------------------------------------
  Class B                                                       (60,815,446)     (51,840,921)
--------------------------------------------------------------------------------------------
  Class C                                                        (8,514,512)      (6,896,642)
============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (147,159,234)    (120,702,537)
============================================================================================
    Net increase (decrease) in net assets                       (91,696,203)     (32,447,063)
============================================================================================

NET ASSETS:

  Beginning of year                                             544,473,894      576,920,957
============================================================================================
  End of year (including undistributed net investment income
    (loss) of $(100,003) and $(79,013), respectively).        $ 452,777,691    $ 544,473,894
____________________________________________________________________________________________
============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Growth Fund (the "Fund") is a series portfolio of AIM International Mutual Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On November 25, 2003, the Fund was restructured from a separate series of AIM International Funds, Inc. to a new series portfolio of the Trust.

    The Fund's investment objective is long-term growth of capital. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. REDEMPTION FEES -- The Fund has instituted a 2% redemption fee on certain share classes that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to shares of beneficial interest by the Fund and is allocated among the share classes based on the relative net assets of each class.

G. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

J. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended October 31, 2004, AIM waived fees of $2,704.

    For the year ended October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $58,997 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2004, AIM was paid $138,670 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended October 31, 2004, the Fund paid AISI $2,317,227. AISI may make payments to intermediaries to provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2004, the Class A, Class B and Class C shares paid $1,605,248, $1,642,789 and $306,284, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended October 31, 2004, AIM Distributors advised the Fund that it retained $42,952 in front-end sales commissions from the sale of Class A shares and $391, $13,328 and $1,224 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND              10/31/2003         AT COST          FROM SALES       (DEPRECIATION)     10/31/2004       INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $ 9,455,693      $ 86,003,642      $ (89,726,924)       $     --        $ 5,732,411     $ 61,974      $     --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             9,455,693        86,003,642        (89,726,924)             --          5,732,411       60,984            --
==================================================================================================================================
  Subtotal        $18,911,386      $172,007,284      $(179,453,848)       $     --        $11,464,822     $122,958      $     --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND              10/31/2003         AT COST          FROM SALES       (DEPRECIATION)     10/31/2004       INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $32,430,653      $265,366,055      $(221,484,952)       $     --        $76,311,756     $228,615      $     --
==================================================================================================================================
  Total           $51,342,039      $437,373,339      $(400,938,800)       $     --        $87,776,578     $351,573      $     --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Dividend income is net of income rebate paid to security lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2004, the Fund engaged in purchases and sales of securities of $0 and $513,836, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2004, the Fund received credits in transfer agency fees of $8,727 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $8,727.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2004, the Fund paid legal fees of $6,145 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At October 31, 2004, securities with an aggregate value of $72,785,666 were on loan to brokers. The loans were secured by cash collateral of $76,311,756 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $228,615 for securities lending transactions.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets on a tax basis were as follows:

                                                                    2004
-----------------------------------------------------------------------------
Unrealized appreciation -- investments                          $ 105,717,592
-----------------------------------------------------------------------------
Temporary book/tax differences                                        (86,156)
-----------------------------------------------------------------------------
Capital loss carryforward                                        (386,749,688)
-----------------------------------------------------------------------------
Shares of beneficial interests                                    733,895,943
=============================================================================
Total net assets                                                $ 452,777,691
_____________________________________________________________________________
=============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the recognition of income for tax purposes on certain passive foreign investment companies. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $16,740.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $65,084,737 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
October 31, 2009                                                $274,385,811
-----------------------------------------------------------------------------
October 31, 2010                                                 101,042,257
-----------------------------------------------------------------------------
October 31, 2011                                                  11,321,620
=============================================================================
Total capital loss carryforward                                 $386,749,688
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2004 was $281,106,362 and $423,139,707, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $110,333,775
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (4,632,923)
==============================================================================
Net unrealized appreciation of investment securities             $105,700,852
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $417,876,048.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of disallowance of redomestication expenses, net operating losses and foreign currencies transactions, on October 31, 2004, undistributed net investment income (loss) was increased by $2,191,755, undistributed net realized gain (loss) was increased by $363,886 and shares of beneficial interest decreased by $2,555,641. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING(A)
-------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                                         2004                            2003
                                                              ---------------------------    ----------------------------
                                                                SHARES         AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      1,232,139    $  19,652,547     51,726,502    $ 670,164,581
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                        565,634        8,560,279        752,382        9,376,506
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                        221,675        3,352,828      1,419,606       17,656,486
=========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                      1,762,944       28,418,398      1,238,115       16,013,175
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,859,129)     (28,418,398)    (1,298,734)     (16,013,175)
=========================================================================================================================
Reacquired:(b)
  Class A                                                     (7,934,725)    (125,900,221)   (57,392,873)    (748,142,730)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,711,929)     (40,957,327)    (3,671,639)     (45,204,252)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (783,613)     (11,867,340)    (1,977,996)     (24,553,128)
=========================================================================================================================
                                                              (9,507,004)   $(147,159,234)    (9,204,637)   $(120,702,537)
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 15% of the outstanding shares of the Fund. AIM Distributors has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
(b) Amount is net of redemption fees of $1,549, $802 and $149 for Class A, Class B and Class C shares for 2004, respectively.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                                2004           2003        2002        2001        2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  14.91       $  12.66    $  14.58    $  24.83    $  23.43
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.04)(a)      (0.08)      (0.11)(a)    (0.13)     (0.03)(a)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.78           2.33       (1.81)     (10.08)       2.77
=========================================================================================================================
    Total from investment operations                              1.74           2.25       (1.92)     (10.21)       2.74
=========================================================================================================================
Less distributions from net realized gains                          --             --          --       (0.04)      (1.34)
=========================================================================================================================
Redemption fees added to shares of beneficial interest            0.00             --          --          --          --
=========================================================================================================================
Net asset value, end of period                                $  16.65       $  14.91    $  12.66    $  14.58    $  24.83
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                  11.67%         17.77%     (13.17)%    (41.17)%     11.52%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $286,068       $329,739    $335,954    $439,612    $796,992
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.96%(c)       2.04%       1.95%       1.68%       1.62%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.97%(c)       2.04%       1.95%       1.79%       1.63%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.24)%(c)     (0.58)%     (0.75)%     (0.66)%     (0.10)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             56%            75%         98%        134%        110%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustment in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $321,049,610.

                                                                                        CLASS B
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                                2004           2003        2002        2001        2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  14.18       $  12.09    $  14.00    $  23.98    $  22.78
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.11)(a)      (0.15)      (0.17)(a)    (0.24)     (0.17)(a)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.69           2.24       (1.74)      (9.70)       2.71
=========================================================================================================================
    Total from investment operations                              1.58           2.09       (1.91)      (9.94)       2.54
=========================================================================================================================
Less distributions from net realized gains                          --             --          --       (0.04)      (1.34)
=========================================================================================================================
Redemption fees added to shares of beneficial interest            0.00             --          --          --          --
=========================================================================================================================
Net asset value, end of period                                $  15.76       $  14.18    $  12.09    $  14.00    $  23.98
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                  11.14%         17.29%     (13.64)%    (41.50)%     10.95%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $139,061       $181,891    $206,189    $369,171    $806,409
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  2.46%(c)       2.54%       2.45%       2.19%       2.16%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.47%(c)       2.54%       2.45%       2.30%       2.17%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.74)%(c)     (1.08)%     (1.25)%     (1.16)%     (0.64)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             56%            75%         98%        134%        110%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustment in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $164,278,886.

                                                                                     CLASS C
                                                              ------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------
                                                               2004          2003       2002       2001       2000
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 14.18       $ 12.10    $ 14.01    $ 23.98    $ 22.79
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.11)(a)     (0.15)     (0.17)(a)   (0.22)    (0.17)(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.70          2.23      (1.74)     (9.71)      2.70
====================================================================================================================
    Total from investment operations                             1.59          2.08      (1.91)     (9.93)      2.53
====================================================================================================================
Less distributions from net realized gains                         --            --         --      (0.04)     (1.34)
====================================================================================================================
Redemption fees added to shares of beneficial interest           0.00            --         --         --         --
====================================================================================================================
Net asset value, end of period                                $ 15.77       $ 14.18    $ 12.10    $ 14.01    $ 23.98
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                 11.21%        17.19%    (13.63)%   (41.46)%    10.90%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $27,649       $32,844    $34,778    $51,624    $88,810
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.46%(c)      2.54%      2.45%      2.19%      2.16%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.47%(c)      2.54%      2.45%      2.30%      2.17%
====================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.74)%(c)    (1.08)%    (1.25)%    (1.16)%    (0.64)%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                            56%           75%        98%       134%       110%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustment in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $30,628,412.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

  In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Settled Enforcement Actions and Investigations Related to Market Timing

  On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

  The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

  Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

  None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

  Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

  In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

  On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

  As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney

General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Global Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Growth Fund (the "Fund") at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/S/ PRICEWATERHOUSECOOPERS LLP

December 20, 2004
Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Global Growth Fund ("Fund"), a portfolio of AIM International Mutual Funds, a Delaware statutory trust, (formerly AIM International Funds, Inc., a Maryland corporation), ("Company"), was held on October 21, 2003. The meeting was adjourned and reconvened on October 28, 2003, November 4, 2003, November 11, 2003, November 17, 2003 and reconvened on November 21, 2003. The meeting was held for the following purposes:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

(2)* To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.

The results of the voting on the above matters were as follows:

                                                                      WITHHOLDING
      TRUSTEES/MATTER                                 VOTES FOR        AUTHORITY
---------------------------------------------------------------------------------
(1)*  Bob R. Baker.................................  162,211,196       3,444,279
      Frank S. Bayley..............................  162,236,962       3,418,513
      James T. Bunch...............................  162,287,588       3,367,887
      Bruce L. Crockett............................  162,276,496       3,378,979
      Albert R. Dowden.............................  162,251,386       3,404,089
      Edward K. Dunn, Jr. .........................  162,221,226       3,434,249
      Jack M. Fields...............................  162,278,318       3,377,157
      Carl Frischling..............................  162,182,906       3,472,569
      Robert H. Graham.............................  162,243,892       3,411,583
      Gerald J. Lewis..............................  162,147,868       3,507,607
      Prema Mathai-Davis...........................  162,219,866       3,435,609
      Lewis F. Pennock.............................  162,263,207       3,392,268
      Ruth H. Quigley..............................  162,163,064       3,492,411
      Louis S. Sklar...............................  162,243,759       3,411,716
      Larry Soll, Ph.D. ...........................  162,236,226       3,419,249
      Mark H. Williamson...........................  162,238,962       3,416,513

                                                                         VOTES          WITHHELD/
       MATTER                                         VOTES FOR         AGAINST        ABSTENTIONS
---------------------------------------------------------------------------------------------------
(2)*   To approve an Agreement and Plan of
       Reorganization which provides for the
       redomestication of Company as a Delaware
       statutory trust and, in connection therewith,
       the sale of all of Company's assets and the
       dissolution of Company as a Maryland
       corporation..................................  76,302,938        2,822,366      86,530,171**

The Special Meeting of Shareholders of the Company was reconvened on October 28, 2003. The following matter was then considered:

                                                                        VOTES         WITHHELD/
       MATTER                                         VOTES FOR        AGAINST       ABSTENTIONS
-------------------------------------------------------------------------------------------------
(2)*   To approve an Agreement and Plan of
       Reorganization which provides for the
       redomestication of Company as a Delaware
       statutory trust and, in connection therewith,
       the sale of all of Company's assets and the
       dissolution of Company as a Maryland
       corporation..................................  84,066,011      2,989,031      83,338,957**

 * Proposal required approval by a combined vote of all the portfolios of AIM International Funds, Inc.

** Includes Broker Non-Votes

PROXY RESULTS (UNAUDITED)

The Special Meeting of Shareholders of the Company was reconvened on November 4, 2003. The following matter was then considered:

                                                                        VOTES         WITHHELD/
       MATTER                                         VOTES FOR        AGAINST       ABSTENTIONS
-------------------------------------------------------------------------------------------------
(2)*   To approve an Agreement and Plan of
       Reorganization which provides for the
       redomestication of Company as a Delaware
       statutory trust and, in connection therewith,
       the sale of all of Company's assets and the
       dissolution of Company as a Maryland
       corporation..................................  95,512,525      3,144,748      78,504,573**

The Special Meeting of Shareholders of the Company was reconvened on November 11, 2003. The following matter was then considered:

                                                                        VOTES         WITHHELD/
       MATTER                                         VOTES FOR        AGAINST       ABSTENTIONS
-------------------------------------------------------------------------------------------------
(2)*   To approve an Agreement and Plan of
       Reorganization which provides for the
       redomestication of Company as a Delaware
       statutory trust and, in connection therewith,
       the sale of all of Company's assets and the
       dissolution of Company as a Maryland
       corporation..................................  109,217,698     3,531,752      71,913,039**

The Special Meeting of Shareholders of the Company was reconvened on November 17, 2003. The following matter was then considered:

                                                                        VOTES         WITHHELD/
       MATTER                                         VOTES FOR        AGAINST       ABSTENTIONS
-------------------------------------------------------------------------------------------------
(2)*   To approve an Agreement and Plan of
       Reorganization which provides for the
       redomestication of Company as a Delaware
       statutory trust and, in connection therewith,
       the sale of all of Company's assets and the
       dissolution of Company as a Maryland
       corporation..................................  116,710,545     3,761,148      69,451,190**

The Special Meeting of Shareholders of the Company was reconvened on November 21, 2003. The following matter was then considered:

                                                                        VOTES         WITHHELD/
       MATTER                                         VOTES FOR        AGAINST       ABSTENTIONS
-------------------------------------------------------------------------------------------------
(2)*   Approval of an Agreement and Plan of
       Reorganization which provides for the
       redomestication of Company as a Delaware
       statutory trust and, in connection therewith,
       the sale of all of Company's assets and the
       dissolution of Company as a Maryland
       corporation..................................  137,239,949     4,617,039      51,798,672**

 * Proposal required approval by a combined vote of all the portfolios of AIM International Funds, Inc.

** Includes Broker Non-Votes

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2004

The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)                              OTHER DIRECTORSHIP(S)
TRUST                              SINCE            DURING PAST 5 YEARS                                  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1991             Director and Chairman, A I M Management Group Inc.   None
  Trustee and President                             (financial services holding company); Director and
                                                    Vice Chairman, AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: President and Chief Executive Officer,
                                                    A I M Management Group Inc.; Director, Chairman
                                                    and President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered investment
                                                    advisor), A I M Distributors, Inc. (registered
                                                    broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management
                                                    Company (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- Managed
                                                    Products
-------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer,     None
  Trustee and Executive Vice                        A I M Management Group Inc. (financial services
  President                                         holding company); Director, Chairman and
                                                    President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor)
                                                    and A I M Distributors, Inc. (registered broker
                                                    dealer); Director and Chairman, AIM Investment
                                                    Services, Inc. (registered transfer agent), Fund
                                                    Management Company (registered broker dealer) and
                                                    INVESCO Distributors, Inc. (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President and Chief
                                                    Executive Officer, INVESCO Funds Group, Inc.;
                                                    President and Chief Executive Officer, INVESCO
                                                    Distributors, Inc.; Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc Advisors,
                                                    Inc.; and Chairman of NationsBanc Investments,
                                                    Inc.
-------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett(3) -- 1944     1992             Chairman, Crockett Technology Associates             ACE Limited (insurance
  Trustee and Chair                                 (technology consulting company)                      company); and
                                                                                                         Captaris, Inc.
                                                                                                         (unified messaging
                                                                                                         provider)
-------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936             2003             Retired                                              None
  Trustee
                                                    Formerly: President and Chief Executive Officer,
                                                    AMC Cancer Research Center; and Chairman and Chief
                                                    Executive Officer, First Columbia Financial
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Retired                                              Badgley Funds, Inc.
  Trustee                                                                                                (registered investment
                                                    Formerly: Partner, law firm of Baker & McKenzie      company)
-------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942           2003             Co-President and Founder, Green, Manning & Bunch     None
  Trustee                                           Ltd., (investment banking firm); and Director,
                                                    Policy Studies, Inc. and Van Gilder Insurance
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private           Cortland Trust, Inc.
  Trustee                                           business corporations, including the Boss Group      (Chairman) (registered
                                                    Ltd. (private investment and management) and         investment company);
                                                    Magellan Insurance Company                           Annuity and Life Re
                                                                                                         (Holdings), Ltd.
                                                    Formerly: Director, President and Chief Executive    (insurance company)
                                                    Officer, Volvo Group North America, Inc.; Senior
                                                    Vice President, AB Volvo; and director of various
                                                    affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Retired                                              None
  Trustee
                                                    Formerly: Chairman, Mercantile Mortgage Corp.;
                                                    President and Chief Operating Officer,
                                                    Mercantile-Safe Deposit & Trust Co.; and
                                                    President, Mercantile Bankshares Corp.
-------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century        Administaff, and
  Trustee                                           Group, Inc. (government affairs company) and         Discovery Global
                                                    Texana Timber LP (sustainable forestry company)      Education Fund (non-
                                                                                                         profit)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of October 31, 2004

The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)          OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS              HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1991               Partner, law firm of Kramer      Cortland Trust, Inc.
  Trustee                                              Levin Naftalis and Frankel LLP   (registered investment
                                                                                        company)
--------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933           2003               Chairman, Lawsuit Resolution     General Chemical
  Trustee                                              Services (California)            Group, Inc.
                                                       Formerly: Associate Justice of
                                                       the California Court of
                                                       Appeals
--------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive        None
  Trustee                                              Officer, YWCA of the USA
--------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1991               Partner, law firm of Pennock &   None
  Trustee                                              Cooper
--------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired                          None
  Trustee
--------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1991               Executive Vice President,        None
  Trustee                                              Development and Operations,
                                                       Hines Interests Limited
                                                       Partnership (real estate
                                                       development company)
--------------------------------------------------------------------------------------------------------------
  Larry Soll -- 1942                2003               Retired                          None
  Trustee
--------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------
  Lisa O. Brinkley(4) -- 1959       2004               Senior Vice President, A I M     N/A
  Senior Vice President and Chief                      Management Group Inc.
  Compliance Officer                                   (financial services holding
                                                       company); Senior Vice
                                                       President and Chief Compliance
                                                       Officer, A I M Advisors, Inc.;
                                                       Vice President and Chief
                                                       Compliance Officer, A I M
                                                       Capital Management, Inc. and
                                                       A I M Distributors, Inc.; and
                                                       Vice President, AIM Investment
                                                       Services, Inc. and Fund
                                                       Management Company
                                                       Formerly: Senior Vice
                                                       President and Compliance
                                                       Director, Delaware Investments
                                                       Family of Funds
--------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956           2003               Director, Senior Vice            N/A
  Senior Vice President,                               President, Secretary and
  Secretary and Chief Legal                            General Counsel, A I M
  Officer                                              Management Group Inc.
                                                       (financial services holding
                                                       company) and A I M Advisors,
                                                       Inc.; Director and Vice
                                                       President, INVESCO
                                                       Distributors, Inc.; Vice
                                                       President, A I M Capital
                                                       Management, Inc., and AIM
                                                       Investment Services, Inc.;
                                                       Director, Vice President and
                                                       General Counsel, Fund
                                                       Management Company and Senior
                                                       Vice President, A I M
                                                       Distributors, Inc.
                                                       Formerly: Senior Vice
                                                       President and General Counsel,
                                                       Liberty Financial Companies,
                                                       Inc.; Senior Vice President
                                                       and General Counsel, Liberty
                                                       Funds Group, LLC and Vice
                                                       President, A I M Distributors,
                                                       Inc.
--------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948           1994               Managing Director, Chief Fixed   N/A
  Vice President                                       Income Officer and Senior
                                                       Investment Officer, A I M
                                                       Capital Management, Inc. and
                                                       Vice President, A I M
                                                       Advisors, Inc.
--------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            2002               Managing Director and Director   N/A
  Vice President                                       of Money Market Research and
                                                       Special Projects, A I M
                                                       Capital Management, Inc.; and
                                                       Vice President, A I M
                                                       Advisors, Inc.
--------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961         2004               Vice President and Fund          N/A
  Vice President and Treasurer                         Treasurer, A I M Advisors,
                                                       Inc.
                                                       Formerly: Senior Vice
                                                       President, AIM Investment
                                                       Services, Inc.; and Vice
                                                       President, A I M Distributors,
                                                       Inc.
--------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960         2004               Director of Cash Management,     N/A
  Vice President                                       Managing Director and Chief
                                                       Cash Management Officer, A I M
                                                       Capital Management, Inc;
                                                       Director and President, Fund
                                                       Management Company; and Vice
                                                       President, A I M Advisors,
                                                       Inc.
--------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940           1999               Executive Vice President,        N/A
  Vice President                                       A I M Management Group, Inc.;
                                                       Senior Vice President, A I M
                                                       Advisors, Inc., and President,
                                                       Director of Investments, Chief
                                                       Executive Officer and Chief
                                                       Investment Officer, A I M
                                                       Capital Management, Inc.
                                                       Formerly: Director of A I M
                                                       Advisors, Inc. and A I M
                                                       Management Group Inc., A I M
                                                       Advisors, Inc.; and Director
                                                       and Chairman, A I M Capital
                                                       Management, Inc.
--------------------------------------------------------------------------------------------------------------

(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND      INVESTMENT ADVISOR       DISTRIBUTOR           AUDITORS
11 Greenway Plaza       A I M Advisors, Inc.     A I M Distributors,   PricewaterhouseCoopers
Suite 100               11 Greenway Plaza        Inc.                  LLP
Houston, TX 77046-1173  Suite 100                11 Greenway Plaza     1201 Louisiana
                        Houston, TX 77046-1173   Suite 100             Street
                                                 Houston, TX           Suite 2900
                                                 77046-1173            Houston, Texas
                                                                       77002-5678

COUNSEL TO THE FUND     COUNSEL TO THE TRUSTEES  TRANSFER AGENT        CUSTODIAN
Ballard Spahr           Kramer, Levin, Naftalis  AIM Investment        State Street Bank
Andrews & Ingersoll,    & Frankel LLP            Services, Inc.        and Trust Company
LLP                     919 Third Avenue         P.O. Box 4739         225 Franklin Street
1735 Market Street      New York, NY 10022-3852  Houston, TX           Boston, MA
Philadelphia, PA 19103-7599                      77210-4739            02110-2801

      DOMESTIC EQUITY                           INTERNATIONAL/GLOBAL EQUITY                          FIXED INCOME

AIM Aggressive Growth Fund                 AIM Asia Pacific Growth Fund                  TAXABLE
AIM Balanced Fund*                         AIM Developing Markets Fund
AIM Basic Balanced Fund*                   AIM European Growth Fund                      AIM Floating Rate Fund
AIM Basic Value Fund                       AIM European Small Company Fund(5)            AIM High Yield Fund
AIM Blue Chip Fund                         AIM Global Aggressive Growth Fund             AIM Income Fund
AIM Capital Development Fund               AIM Global Equity Fund(6)                     AIM Intermediate Government Fund
AIM Charter Fund                           AIM Global Growth Fund                        AIM Limited Maturity Treasury Fund
AIM Constellation Fund                     AIM Global Value Fund                         AIM Money Market Fund
AIM Core Stock Fund(1)                     AIM International Core Equity Fund(1)         AIM Short Term Bond Fund
AIM Dent Demographic Trends Fund           AIM International Emerging Growth Fund(7)     AIM Total Return Bond Fund
AIM Diversified Dividend Fund              AIM International Growth Fund                 Premier U.S. Government Money Portfolio(1)
AIM Dynamics Fund(1)                       AIM Trimark Fund
AIM Emerging Growth Fund                                                                 TAX-FREE
AIM Large Cap Basic Value Fund                         SECTOR EQUITY
AIM Large Cap Growth Fund                                                                AIM High Income Municipal Fund
AIM Libra Fund                             AIM Advantage Health Sciences Fund(1)         AIM Municipal Bond Fund
AIM Mid Cap Basic Value Fund               AIM Energy Fund(1)                            AIM Tax-Exempt Cash Fund
AIM Mid Cap Core Equity Fund(2)            AIM Financial Services Fund(1)                AIM Tax-Free Intermediate Fund
AIM Mid Cap Growth Fund                    AIM Global Health Care Fund
AIM Mid Cap Stock Fund(1)                  AIM Gold & Precious Metals Fund(1)                AIM ALLOCATION SOLUTIONS
AIM Opportunities I Fund                   AIM Health Sciences Fund(1)
AIM Opportunities II Fund                  AIM Leisure Fund(1)                           AIM Aggressive Allocation Fund
AIM Opportunities III Fund                 AIM Multi-Sector Fund(1)                      AIM Conservative Allocation Fund
AIM Premier Equity Fund                    AIM Real Estate Fund                          AIM Moderate Allocation Fund
AIM S&P 500 Index Fund(1)                  AIM Technology Fund(1)
AIM Select Equity Fund                     AIM Utilities Fund(1)
AIM Small Cap Equity Fund(3)
AIM Small Cap Growth Fund(4)               ==============================================================================
AIM Small Company Growth Fund(1)           CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
AIM Total Return Fund*(1)                  FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR
AIM Trimark Endeavor Fund                  FINANCIAL ADVISOR AND READ IT THOROUGHLY BEFORE INVESTING.
AIM Trimark Small Companies Fund           ==============================================================================
AIM Weingarten Fund

* Domestic equity and income fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) AIM International Emerging Growth Fund will close to new investors when net assets reach $500 million.

   If used after January 20, 2005, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $132 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $363 billion in assets under management. Data as of September 30, 2004.

AIMinvestments.com                  GLG-AR-1            A I M Distributors, Inc.


                                   [YOUR GOALS. OUR SOLUTIONS.]--Registered Trademark--
-------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash                 [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management                 --Registered Trademark--
                               Plans    Accounts
-------------------------------------------------------------------------------------

                                                   AIM INTERNATIONAL GROWTH FUND
                                Annual Report to Shareholders o October 31, 2004


                                  [COVER IMAGE]


[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                           --Registered Trademark--

===================================================================================================================================
AIM INTERNATIONAL GROWTH FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of 10/31/04 and is based on total net assets.
===================================================================================================================================


ABOUT SHARE CLASSES

o Effective 9/30/03, Class B shares are      o The unmanaged Standard & Poor's             The fund files its complete schedule of
not available as an investment for           Composite Index of 500 Stocks (the S&P        portfolio holdings with the Securities
retirement plans maintained pursuant to      500--Registered Trademark-- Index) is an      and Exchange Commission ("SEC") for the
Section 401 of the Internal Revenue          index of common stocks frequently used        1st and 3rd quarters of each fiscal year
Code, including 401(k) plans, money          as a general measure of U.S. stock            on Form N-Q. The fund's Form N-Q filings
purchase pension plans and profit            market performance.                           are available on the SEC's Web site at
sharing plans. Plans that have existing                                                    http://www.sec.gov. Copies of the fund's
accounts invested in Class B shares will     o The unmanaged MSCI Europe Index is a        Forms N-Q may be reviewed and copied at
continue to be allowed to make               group of European securities tracked by       the SEC's Public Reference Room at 450
additional purchases.                        Morgan Stanley Capital International.         Fifth Street, N.W., Washington, D.C.
                                                                                           20549-0102. You can obtain information
o Class R shares are available only to       o The unmanaged MSCI World Index is a         on the operation of the Public Reference
certain retirement plans. Please see the     group of global securities tracked by         Room, including information about
prospectus for more information.             Morgan Stanley Capital International.         duplicating fee charges, by calling
                                                                                           1-202-942-8090 or by electronic request
PRINCIPAL RISKS OF INVESTING IN THE FUND     o A direct investment cannot be made in       at the following e-mail address:
                                             an index. Unless otherwise indicated,         publicinfo@sec.gov. The SEC file numbers
o International investing presents           index results include reinvested              for the fund are 811-6463 and 33-44611.
certain risks not associated with            dividends, and they do not reflect sales      The fund's most recent portfolio
investing solely in the United States.       charges. Performance of an index of           holdings, as filed on Form N-Q, are also
These include risks relating to              funds reflects fund expenses;                 available at AIMinvestments.com.
fluctuations in the value of the U.S.        performance of a market index does not.
dollar relative to the values of other                                                     A description of the policies and
currencies, the custody arrangements         o The fund is not managed to track the        procedures that the fund uses to
made for the fund's foreign holdings,        performance of any particular index,          determine how to vote proxies relating
differences in accounting, political         including the indexes defined here, and       to portfolio securities is available
risks and the lesser degree of public        consequently, the performance of the          without charge, upon request, from our
information required to be provided by       fund may deviate significantly from the       Client Services department at
non-U.S. companies.                          performance of the indexes.                   800-959-4246 or on the AIM Web site,
                                                                                           AIMinvestments.com. On the home page,
o Investing in emerging markets involves     OTHER INFORMATION                             scroll down and click on AIM Funds Proxy
greater risk and potential reward than                                                     Policy. The information is also
investing in more established markets.       o The returns shown in the Management's       available on the Securities and Exchange
                                             Discussion of Fund Performance are based      Commission's Web site, sec.gov.
ABOUT INDEXES USED IN THIS REPORT            on net asset values calculated for
                                             shareholder transactions. Generally           Information regarding how the fund voted
o The unmanaged MSCI Europe, Australasia     accepted accounting principles require        proxies related to its portfolio
and the Far East Index (the MSCI             adjustments to be made to the net assets      securities during the 12 months ended
EAFE--Registered Trademark--) is a group     of the fund at period end for financial       6/30/04 is available at our Web site. Go
of foreign securities tracked by Morgan      reporting purposes, and as such, the net      to AIMinvestments.com, access the About
Stanley Capital International.               asset values for shareholder                  Us tab, click on Required Notices and
                                             transactions and the returns based on         then click on Proxy Voting Activity.
o The unmanaged MSCI Europe, Australasia     those net asset values may differ from        Next, select your fund from the
and the Far East (the MSCI EAFE              the net asset values and returns              drop-down menu.
--Registered Trademark--) Growth Index       reported in the Financial Highlights.
is a subset of the unmanaged MSCI
EAFE--Registered Trademark--, which          o Industry classifications used in this
represents the performance of foreign        report are generally according to the
stocks tracked by Morgan Stanley Capital     Global Industry Classification Standard,
International. The Growth portion            which was developed by and is the
measures performance of companies with       exclusive property and a service mark of
higher price/earnings ratios and higher      Morgan Stanley Capital International
forecasted growth values.                    Inc. and Standard & Poor's.

o The unmanaged Lipper International
Fund Index represents an average of the
30 largest international funds tracked
by Lipper, Inc., an independent mutual
fund performance monitor, and is
considered representative of
international stocks.

=============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=============================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

                    NEW BOARD CHAIRMAN

[PHOTO OF           It is our pleasure to introduce you to Bruce Crockett, the
ROBERT H.           new Chairman of the Board of Trustees of the AIM Funds. Bob
GRAHAM]             Graham has served as Chairman of the Board of Trustees of
                    the AIM Funds ever since Ted Bauer retired from that
ROBERT H. GRAHAM    position in 2000. However, as you may be aware, the U.S.
                    Securities and Exchange Commission recently adopted a rule requiring that an independent fund trustee, meaning a
[PHOTO OF           trustee who is not an officer of the fund's investment
MARK H.             advisor, serve as chairman of the funds' Board. In addition,
WILLIAMSON]         a similar provision was included in the terms of AIM
                    Advisors' recent settlements with certain regulators.
MARK H. WILLIAMSON  Accordingly, the AIM Funds' Board recently elected Mr.
                    Crockett, one of the fourteen independent trustees on the
                    AIM Funds' Board, as Chairman. His appointment became
[PHOTO OF           effective on October 4, 2004. Mr. Graham will remain on the
BRUCE L.            funds' Board, as will Mark Williamson, President and Chief
CROCKETT]           Executive Officer of AIM. Mr. Graham will also remain
                    Chairman of AIM Investments--Registered Trademark--.
BRUCE L. CROCKETT
                       Mr. Crockett has been a member of the AIM Funds' board
                    since 1992, when AIM acquired certain funds that had been
                    advised by CIGNA. He had been a member of the board of those funds since 1978. Mr. Crockett has more than 30 years of
                    experience in finance and general management and has been
                    Chairman of Crockett Technologies Associates since 1996. He is the first independent chairman of the funds' board in
                    AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of fund shareholders, and we at AIM share that commitment.

                    MARKET CONDITIONS DURING THE FISCAL YEAR

                    Virtually every equity index, domestic and foreign, produced positive returns for the fiscal year ended October 31, 2004.
                    Domestically, the S&P 500 Index was up 9.41% for the year.
                    Globally, the MSCI World Index advanced more than 13%.
                    However, a goodly portion of this positive performance was achieved during 2003. Year to date as of October 31, the S&P
                    500 Index was up just over 3%, the MSCI World Index just about 5%. In the pages that follow, you will find a more detailed discussion of the market conditions that affected your fund during the fiscal year.

                       While it is agreeable to report positive market
                    performance for the year covered by this report, as ever, we encourage our shareholders to look past short-term performance and focus on their long-term investment goals.
                    Over the short term, the one sure thing about the investment markets is their unpredictability. Over the long term, equities have produced very attractive returns. For the 25-year period ended October 31, 2004, the S&P 500 Index averaged 13.50% growth per year and the MSCI World Index averaged 11.16%. While past performance cannot guarantee future results, we believe staying invested for the long term offers the best opportunity for capital growth.

                    YOUR FUND

                    The following pages of this report provide an explanation of how your fund was managed during the fiscal year, how it performed in comparison to various benchmarks, and a presentation of its long-term performance. We hope you find this information helpful. Current information about your fund and about the markets in general is always available on our Web site, AIMinvestments.com.

                       As always, AIM remains committed to building solutions
                    for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM                    /s/ MARK H. WILLIAMSON
                    ------------------------------------    --------------------------------
                    Robert H. Graham                        Mark H. Williamson
                    Chairman, AIM Investments               CEO & President, AIM Investments
                    President & Vice Chairman, AIM Funds    Trustee, AIM Funds

                    December 16, 2004

                    AIM Investments is a registered service mark of A I M
                    Management Group Inc. A I M Advisors, Inc. and A I M Capital
                    Management, Inc. are the investment advisors, and A I M
                    Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

STRENGTH OF EUROPEAN HOLDINGS BOOSTS                                                       Australian dollar, Japanese yen, euro
FUND PERFORMANCE                                                                           and British pound.

For the fiscal year ended October 31,        of the 16 countries that comprise the         YOUR FUND
2004, AIM International Growth Fund          MSCI Europe Index, all posted positive
Class A shares returned 19.47% at net        returns on a dollar-denominated basis.        During much of 2003, distressed or
asset value. PERFORMANCE SHOWN AT NAV        Economic recovery continued in the euro       highly leveraged companies were in
DOES NOT INCLUDE FRONT-END SALES             zone--the 12 countries that use the euro      favor. That sentiment reversed in 2004
CHARGES, WHICH WOULD HAVE REDUCED THE        as their currency--led primarily by           with stocks that can continue to grow
PERFORMANCE. Returns for other share         export growth. Domestic demand proved         and report strong earnings being
classes are shown in the table on page       divergent with higher growth in France        rewarded by the market. The fund's
3. For the same period, the fund either      and weaker demand in Germany. In the          investment strategy worked well in this
paced or outperformed all its benchmarks     United Kingdom, private consumption           environment as we focused on companies
including the MSCI EAFE Index, MSCI EAFE     remained strong, buoyed by sustained          with high returns on invested capital,
Growth Index and Lipper International        income growth and rising housing wealth.      accelerating earnings and which are
Fund Index which returned 18.84%,                                                          reasonably priced.
14.00%, and 16.54%, respectively.               Export growth and domestic demand
                                             fueled Australian and Canadian                   On a regional basis, European stocks
   We attribute the fund's good              economies. Both countries' stock markets      contributed the most to fund
performance compared to its benchmarks       registered double-digit gains for the         performance. Both strong stock selection
to several factors: Strong stock             fiscal year with Australian stocks            and currency appreciation were factors.
selection, particularly in Europe, and       setting new highs late in October 2004.       As part of the fund's investment
strong performance in several                                                              philosophy, we do not hedge
countries/regions that are not included         In Asia, China continued its efforts       currencies--our belief is that foreign
in some of the fund's benchmarks, such       to slow its economy through a variety of      currency exposure increases the
as Canada and Latin America.                 measures including an interest rate hike      diversification benefit of international
                                             of 27 basis points (0.27%). China's           investing. Strong foreign currency
MARKET CONDITIONS                            cooling efforts had a negative impact on      appreciation, particularly by the euro
                                             some trading partners, particularly           and pound, helped boost the fund's
Foreign markets produced positive            Japan. After rising with little               return.
results for the fiscal year,                 interruption since mid-2003, Japanese
outperforming U.S. markets (S&P 500          markets fell in the second quarter of            We select stocks based on a bottom-up
Index) by a two-to-one margin. Most of       2004 amid concerns over the country's         investment philosophy. That means we
the gains by world markets were produced     oil dependence and a slowing rate of          invest in companies, not countries or
in late 2003 and early 2004 as rising        economic expansion.                           sectors. A good example of this is
oil prices and geopolitical concerns                                                       German sporting goods manufacturer Puma.
took a toll in the second half of the           Despite pockets of strength, the U.S.      Despite a beleaguered German economy, we
reporting period. Conditions varied,         dollar proved weak against many major         have invested in Puma for many years.
however, by region and country.              foreign currencies including the              The company continues to show earnings
                                             Canadian dollar,                              momentum--third quarter 2004 earnings
   European markets produced some of the                                                   were up 22% year-over-year and the
best regional returns for the fiscal                                                       company reported its highest ever gross
year. In fact,                                                                             profit margin for a single quarter.

===================================================================================================================================
PORTFOLIO COMPOSITION                        TOP 10 COUNTRIES*                             TOP 10 EQUITY HOLDINGS*
By sector
                                              1. United Kingdom                  16.1%      1. Total S.A. (France)              2.2%
                [PIE CHART]
                                              2. Japan                           15.8       2. Eni S.p.A. (Italy)               2.0
Energy                               7.5%
                                              3. France                          11.0       3. Manulife Financial Corp.
Telecommunication Services           6.4%                                                      (Canada)                         2.0
                                              4. Canada                           7.2
Health Care                          6.1%                                                   4. Reckitt Benckiser PLC
                                              5. Switzerland                      5.9          (United Kingdom)                 1.8
Materials                            5.5%
                                              6. Italy                            4.3       5. Syngenta A.G.
Utilities                            0.8%                                                      (Switzerland)                    1.8
                                              7. Germany                          3.6
Money Market Funds Plus Other                                                               6. Infosys Technologies Ltd.
Assets Less Liabilities              3.8%     8. Ireland                          3.1          (India)                          1.8

Financials                          20.3%     9. Australia                        2.9       7. Vodafone Group PLC
                                                                                               (United Kingdom)                 1.8
Consumer Discretionary              19.2%    10. Mexico                           2.6
                                                                                            8. Tesco PLC (United Kingdom)       1.7
Consumer Staples                    10.9%
                                                                                            9. Next PLC (United Kingdom)        1.7
Information Technology              10.5%
                                                                                           10. Imperial Tobacco Group PLC
Industrials                          9.0%                                                      (United Kingdom)                 1.7

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

*Excluding money market fund holdings.

===================================================================================================================================

   As mentioned earlier, our exposure to     than-expected third quarter earnings.                           SHUXIN CAO
Canada and Latin America--areas that are                                                                     Mr. Cao, Chartered
not part of the fund's style-specific or        During the fiscal year, we reduced             [CAO          Financial Analyst, is
broad market benchmarks--gave the fund a     our exposure to both health care and             PHOTO]         manager of AIM
competitive edge. Canadian oil company       information technology stocks and                               International Growth
Suncor Energy and Mexico's America Movil     increased our exposure to financials and                        Fund. He joined AIM in
were among the fund's top five stock         consumer discretionary stocks--both of         1997. Mr. Cao graduated from Tianjin
contributors during the fiscal year.         which contributed significantly to fund        Foreign Language Institute with a B.A.
                                             returns.                                       in English. He also received an M.B.A.
   Our limited exposure to the weak                                                         from Texas A&M University and is a
Japanese market was also a significant       IN CLOSING                                     Certified Public Accountant.
contributor to the fund's relative
performance. Given sector rotation           For the fiscal year, foreign markets                            JASON T. HOLZER
earlier in the year--from exporters          once again outperformed U.S. markets.                           Mr. Holzer, Chartered
which are often more suitable for our        Yet despite this, foreign stocks                  [HOLZER       Financial Analyst, is
investment philosophy to more                continued to trade at a discount to                PHOTO]       manager of AIM
domestically based companies--we did not     their U.S. peers. We are pleased to                             International Growth
find many Japanese stocks that fit our       provide shareholders double digit                               Fund. Mr. Holzer joined
investment philosophy.                       returns for the fiscal year and remain         AIM in 1996. He received a B.A. in
                                             committed to our investment objective of       quantitative economics and an M.S. in
   Although all sectors of the fund          long-term growth of capital by investing       engineering-economic systems from
reported positive results for the fiscal     in international stocks with strong            Stanford University.
year, information technology returns         earnings momentum.
were the lowest. The tech-heavy Taiwan                                                                       CLAS G. OLSSON
market was hard hit by declines in           THE VIEWS AND OPINIONS EXPRESSED IN                             Mr. Olsson is co-lead
semiconductor stocks. Long-time fund         MANAGEMENT'S DISCUSSION OF FUND                   [OLSSON       manager of AIM
holding Taiwan Semiconductor was not         PERFORMANCE ARE THOSE OF A I M ADVISORS,           PHOTO]       International Growth
immune to this trend. However, third         INC. THESE VIEWS AND OPINIONS ARE                               Fund. Mr. Olsson joined
quarter 2004 results for the company         SUBJECT TO CHANGE AT ANY TIME BASED ON                          AIM in 1994. Mr. Olsson
proved strong--beating many analysts         FACTORS SUCH AS MARKET AND ECONOMIC            became a commissioned naval officer at
expectations--and we continued to own        CONDITIONS. THESE VIEWS AND OPINIONS MAY       the Royal Swedish Naval Academy in 1988.
the stock.                                   NOT BE RELIED UPON AS INVESTMENT ADVICE        He also received a B.B.A. from The
                                             OR RECOMMENDATIONS, OR AS AN OFFER FOR A       University of Texas at Austin.
   On a country basis, only Taiwan and       PARTICULAR SECURITY. THE INFORMATION IS
Israel posted negative returns for the       NOT A COMPLETE ANALYSIS OF EVERY ASPECT                         BARRETT K. SIDES
fund. The stock price of Teva                OF ANY MARKET, COUNTRY, INDUSTRY,                               Mr. Sides is co-lead
Pharmaceutical, an Israeli                   SECURITY OR THE FUND. STATEMENTS OF FACT           [SIDES       manager of AIM
pharmaceutical company, fell                 ARE FROM SOURCES CONSIDERED RELIABLE,              PHOTO]       International Growth
precipitously amid a sell-off of generic     BUT A I M ADVISORS, INC. MAKES NO                               Fund. He joined AIM in
drug companies and increasing                REPRESENTATION OR WARRANTY AS TO THEIR                          1990. Mr. Sides
competition from India. We continued to      COMPLETENESS OR ACCURACY. ALTHOUGH             graduated with a B.S. in economics from
own the stock based on stronger-             HISTORICAL PERFORMANCE IS NO GUARANTEE         Bucknell University. He also received a
                                             OF FUTURE RESULTS, THESE INSIGHTS MAY          MASTER'S In INTERNATIONAL business from
                                             HELP YOU UNDERSTAND OUR INVESTMENT             the University of St. Thomas.
                                             MANAGEMENT PHILOSOPHY.
                                                                                            Assisted by Asia/Latin America Team and
                                                   See important fund and index             Europe/Canada Team
                                                  disclosures inside front cover.

=========================================================================================
TOP 10 INDUSTRIES*                           FUND VS. INDEXES

 1. Diversified Banks              12.6%     TOTAL RETURNS, 10/31/03-10/31/04,
                                             EXCLUDING APPLICABLE SALES CHARGES. IF SALES
 2. Integrated Oil & Gas            6.2      CHARGES WERE INCLUDED, RETURNS WOULD BE
                                             LOWER.
 3. Pharmaceuticals                 6.1
                                             CLASS A SHARES                       19.47%
 4. Electronic Equipment
    Manufacturers                   5.6      CLASS B SHARES                       18.64

 5. Wireless Telecommunication               CLASS C SHARES                       18.70
    Services                        4.5
                                             CLASS R SHARES                       19.15
 6. Automobile Manufacturers        4.0
                                             MSCI EAFE INDEX
 7. Apparel, Accessories &                   (BROAD MARKET INDEX)                 18.84
    Luxury Goods                    2.2
                                             MSCI EAFE GROWTH INDEX
 8. Life & Health Insurance         2.0      (STYLE-SPECIFIC INDEX)               14.00

 9. Broadcasting & Cable TV         2.0      LIPPER INTERNATIONAL FUND INDEX
                                             (PEER GROUP INDEX)                   16.54
10. Construction & Engineering      1.9
                                             SOURCE: LIPPER, INC.
TOTAL NET ASSETS           $1.7 BILLION
TOTAL NUMBER OF HOLDINGS*           112
=========================================================================================        [RIGHT ARROW GRAPHIC]

                                                                                           FOR A PRESENTATION OF YOUR FUND'S
                                                                                           LONG-TERM PERFORMANCE RECORD, PLEASE
                                                                                           TURN TO PAGE 5.

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      You may use the information in this           or expenses you paid for the period. You
                                             table, together with the amount you           may use this information to compare the
As a shareholder of the fund, you incur      invested, to estimate the expenses that       ongoing costs of investing in the fund
two types of costs: (1) transaction          you paid over the period. Simply divide       and other funds. To do so, compare this
costs, which may include sales charges       your account value by $1,000 (for             5% hypothetical example with the 5%
(loads) on purchase payments; contingent     example, an $8,600 account value divided      hypothetical examples that appear in the
deferred sales charges on redemptions;       by $1,000 = 8.6), then multiply the           shareholder reports of the other funds.
and redemption fees, if any; and (2)         result by the number in the table under
ongoing costs, including management          the heading entitled "Actual Expenses            Please note that the expenses shown
fees; distribution and/or service fees       Paid During Period" to estimate the           in the table are meant to highlight your
(12b-1); and other fund expenses. This       expenses you paid on your account during      ongoing costs only and do not reflect
example is intended to help you              this period.                                  any transactional costs, such as sales
understand your ongoing costs (in                                                          charges (loads) on purchase payments,
dollars) of investing in the fund and to     HYPOTHETICAL EXAMPLE FOR COMPARISON           contingent deferred sales charges on
compare these costs with ongoing costs       PURPOSES                                      redemptions, and redemption fees, if
of investing in other mutual funds. The                                                    any. Therefore, the hypothetical
example is based on an investment of         The table below also provides                 information is useful in comparing
$1,000 invested at the beginning of the      information about hypothetical account        ongoing costs only, and will not help
period and held for the entire period,       values and hypothetical expenses based        you determine the relative total costs
May 1, 2004--October 31, 2004.               on the fund's actual expense ratio and        of owning different funds. In addition,
                                             an assumed rate of return of 5% per year      if these transactional costs were
ACTUAL EXPENSES                              before expenses, which is not the fund's      included, your costs would have been
                                             actual return. The hypothetical account       higher.
The table below provides information         values and expenses may not be used to
about actual account values and actual       estimate the actual ending account
expenses.                                    balance

===================================================================================================================================

                                                          ACTUAL                                      HYPOTHETICAL
                                                                                           (5% ANNUAL RETURN BEFORE EXPENSES)

                Beginning Account        Ending Account             Expenses             Ending Account             Expenses
                       Value                  Value                Paid During               Value                 Paid During
                     (5/1/04)             (10/31/04)(1)             Period(2)              (10/31/04)               Period(2)
Class A             $1,000.00               $1,077.10                $ 8.46                $1,016.99                  $ 8.21
Class B              1,000.00                1,073.30                 12.09                 1,013.47                   11.74
Class C              1,000.00                1,073.20                 12.09                 1,013.47                   11.74
Class R              1,000.00                1,075.70                  9.50                 1,015.99                    9.22

(1) The actual ending account value is based on the actual total return of the fund for the period May 1, 2004, to October 31,
2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period May 1,
2004, to October 31, 2004, was 7.71%, 7.33%, 7.32%, and 7.57% for Class A, B, C, and R shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (1.62%, 2.32%, 2.32% and 1.82% for Class A, B, C, and R shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

===================================================================================================================================

                                                                                           [ARROW
                                                                                           BUTTON       For More Information Visit
                                                                                           IMAGE]           AIMinvestments.com


LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

===================================================================================================================================
Past performance cannot guarantee            RESULTS OF A $10,000 INVESTMENT
comparable future results.                   4/7/92-10/31/04 Index data from 3/31/92

   Your fund's total return includes                                             [MOUNTAIN CHART]
reinvested distributions, applicable
sales charges, fund expenses and                           AIM INTERNATIONAL
management fees. Index results include                        GROWTH FUND      LIPPER INTERNATIONAL     MSCI EAFE         MSCI EAFE
reinvested dividends, but they do not          DATE         CLASS A SHARES          FUND INDEX         GROWTH INDEX         INDEX
reflect sales charges. Performance of an
index of funds reflects fund expenses        4/7/1992           $ 9450                $10000              $10000           $10000
and management fees; performance of a        10/92                9602                  9600                9895             9822
market index does not. Performance shown     10/93               13189                 12870               13163            13501
in the chart does not reflect deduction      10/94               14630                 14351               13584            14863
of taxes a shareholder would pay on fund     10/95               15396                 14284               13764            14808
distributions or sale of fund shares.        10/96               17825                 16087               14945            16359
Performance of the indexes does not          10/97               19864                 18238               15298            17116
reflect the effects of taxes.                10/98               21078                 19085               17044            18767
                                             10/99               26502                 23483               20508            23090
   In evaluating this chart, please note     10/00               27338                 24294               19001            22421
that the chart uses a logarithmic scale      10/01               19691                 18442               13169            16831
along the vertical axis (the value           10/02               17290                 16550               11630            14608
scale). This means that each scale           10/03               20750                 20944               14111            18557
increment always represents the same         10/04              $24797                $24408              $16087           $22052
percent change in price; in a linear                                                                         Source: Lipper, Inc.
chart each scale increment always            CLASS R SHARES
represents the same absolute change in       10 Years                           5.17%         The performance data quoted represent
price. In this example, the scale             5 Years                          -1.59       past performance and cannot guarantee
increment between $5,000 and $10,000 is       1 Year                           19.15       comparable future results; current
the same as that between $10,000 and                                                       performance may be lower or higher.
$20,000. In a linear chart, the latter       In addition to returns as of the close        Please visit AIMinvestments.com for the
scale increment would be twice as large.     of the fiscal year, industry regulations      most recent month-end performance.
The benefit of using a logarithmic scale     require us to provide average annual          Performance figures reflect reinvested
is that it better illustrates                total returns as of 9/30/04, the most         distributions, changes in net asset
performance during the fund's early          recent calendar quarter-end.                  value and the effect of the maximum
years depicted in the chart before                                                         sales charge unless otherwise stated.
reinvested distributions and compounding     AVERAGE ANNUAL TOTAL RETURNS                  Investment return and principal value
create the potential for the original        As of 9/30/04, most recent calendar           will fluctuate so that you may have a
investment to grow to very large             quarter-end, including applicable sales       gain or loss when you sell shares.
numbers. Had the chart used a linear         charges
scale along its vertical axis, you would                                                      Class A share performance reflects
not be able to see as clearly the            CLASS A SHARES                                the maximum 5.50% sales charge, and
movements in the value of the fund and       Inception (4/7/92)                 7.21%      Class B and Class C share performance
the indexes during the early years           10 Years                           4.74       reflects the applicable contingent
depicted. We use a logarithmic scale in       5 Years                          -1.73       deferred sales charge (CDSC) for the
financial reports of funds that have          1 Year                           15.69       period involved. The CDSC on Class B
more than five years of performance                                                        shares declines from 5% beginning at the
history.                                     CLASS B SHARES                                time of purchase to 0% at the beginning
                                             Inception (9/15/94)                4.42%      of the seventh year. The CDSC on Class C
AVERAGE ANNUAL TOTAL RETURNS                 10 Years                           4.69       shares is 1% for the first year after
As of 10/31/04, including applicable          5 Years                          -1.67       purchase. Class R shares do not have a
sales charges                                 1 Year                           16.56       front-end sales charge; returns shown
                                                                                           are at net asset value and do not
CLASS A SHARES                               CLASS C SHARES                                reflect a 0.75% CDSC that may be imposed
Inception (4/7/92)                 7.49%     Inception (8/4/97)                 0.73%      on a total redemption of retirement plan
10 Year                            4.82      5 Years                           -1.31       assets within the first year.
 5 Years                          -2.43      1 Year                            20.62
 1 Year                           12.87                                                       The performance of the fund's share
                                             CLASS R SHARES                                classes will differ due to different
CLASS B SHARES                               10 Years                           5.08%      sales charge structures and class
Inception (9/15/94)                4.78%      5 Years                          -0.88       expenses.
10 Year                            4.78       1 Year                           22.00
 5 Years                          -2.37                                                       A redemption fee of 2% will be
 1 Year                           13.64      Class R shares' inception date is             imposed on certain redemptions or
                                             6/3/02. Returns since that date are           exchanges out of the fund within 30 days
CLASS C SHARES                               historical returns. All other returns         of purchase. Exceptions to the
Inception (8/4/97)                 1.26%     are blended returns of historical Class       redemption fee are listed in the fund's
5 Years                           -2.01      R share performance and restated Class A      prospectus.
1 Year                            17.70      share performance (for periods prior to
                                             the inception date of Class R shares) at
                                             net asset value, adjusted to reflect the
                                             higher Rule 12b-1 fees applicable to
                                             Class R shares.

===================================================================================================================================

SUPPLEMENT TO ANNUAL REPORT DATED 10/31/04

AIM INTERNATIONAL GROWTH FUND

INSTITUTIONAL CLASS SHARES                   =========================================     Please note that past performance is not
                                             AVERAGE ANNUAL TOTAL RETURNS                  indicative of future results. More recent
The following information has been           For periods ended 10/31/04                    returns may be more or less than those
prepared to provide Institutional Class      Inception (3/15/02)                 7.98%     shown. All returns assume reinvestment of
shareholders with a performance overview       1 Year                           20.15      distributions at net asset value.
specific to their holdings. Institutional                                                  Investment return and principal value
Class shares are offered exclusively to      =========================================     will fluctuate so your shares, when
institutional investors, including           AVERAGE ANNUAL TOTAL RETURNS                  redeemed, may be worth more or less than
defined contribution plans that meet         For periods ended 9/30/04                     their original cost. See full report for
certain criteria.                            Inception (3/15/02)                 6.59%     information on comparative benchmarks.
                                               1 Year                           23.11      Please consult your fund prospectus for
                                                                                           more information. For the most current
                                             =========================================     month-end performance, please call
                                                                                           800-451-4246 or visit AIMinvestments.com.
                                             Institutional Class shares have no sales
                                             charge; therefore, performance is at net
                                             asset value. Performance of Institutional
                                             Class shares will differ from performance
                                             of other share classes due to differing
                                             sales charges and class expenses.

                                   Over for information on your fund's expenses.

                       FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

AIMinvestments.com         IGR-INS-1 10/04

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      $1,000 (for example, an $8,600 account        To do so, compare this 5% hypothetical
                                             value divided by $1,000 = 8.6), then          example with the 5% hypothetical examples
As a shareholder of the fund, you incur      multiply the result by the number in the      that appear in the shareholder reports of
ongoing costs, including management fees;    table under the heading entitled "Actual      the other funds.
and other fund expenses. This example is     Expenses Paid During Period" to estimate
intended to help you understand your         the expenses you paid on your account            Please note that the expenses shown in
ongoing costs (in dollars) of investing      during this period.                           the table are meant to highlight your
in the fund and to compare these costs                                                     ongoing costs only. Therefore, the
with ongoing costs of investing in other     HYPOTHETICAL EXAMPLE FOR                      hypothetical information is useful in
mutual funds. The example is based on an     COMPARISON PURPOSES                           comparing ongoing costs only, and will
investment of $1,000 invested at the                                                       not help you determine the relative total
beginning of the period and held for the     The table below also provides information     costs of owning different funds.
entire period, May 1, 2004, to October       about hypothetical account values and
31, 2004.                                    hypothetical expenses based on the fund's
                                             actual expense ratio and an assumed rate
ACTUAL EXPENSES                              of return of 5% per year before expenses,
                                             which is not the fund's actual return.
The table below provides information         The hypothetical account values and
about actual account values and actual       expenses may not be used to estimate the
expenses. You may use the information in     actual ending account balance or expenses
this table, together with the amount you     you paid for the period. You may use this
invested, to estimate the expenses that      information to compare the ongoing costs
you paid over the period. Simply divide      of investing in the fund and other funds.
your account value by

====================================================================================================================================

                                                                   ACTUAL                              HYPOTHETICAL
                                                                                            (5% ANNUAL RETURN BEFORE EXPENSES)

                               BEGINNING ACCOUNT     ENDING ACCOUNT        EXPENSES         ENDING ACCOUNT         EXPENSES
                                     VALUE               VALUE            PAID DURING            VALUE            PAID DURING
                                  (05/01/04)         (10/31/04)(1)         PERIOD(2)          (10/31/04)           PERIOD(2)
Institutional Class                $1,000.00             $1,079.50             $5.75           $1,019.61               $5.58

(1) The actual ending account value is based on the actual total return of the fund for the period May 1, 2004, to October 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period May 1, 2004, to October 31, 2004, was 7.95% for Institutional Class shares.

(2) Expenses are equal to the fund's annualized expense ratio of 1.10% for the Institutional Class shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

====================================================================================================================================

AIMinvestments.com         IGR-INS-1 10/04

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2004

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-96.20%

AUSTRALIA-2.94%

BHP Billiton Ltd. (Diversified Metals &
  Mining)(a)                                    2,031,300   $   21,057,319
--------------------------------------------------------------------------
Coca-Cola Amatil Ltd. (Soft Drinks)(a)          1,920,000       10,592,317
--------------------------------------------------------------------------
Promina Group Ltd. (Property & Casualty
  Insurance) (Acquired 05/12/03-08/19/04;
  Cost $5,627,292)(a)(b)                        2,851,200        9,704,416
--------------------------------------------------------------------------
QBE Insurance Group Ltd. (Property & Casualty
  Insurance)(a)                                   908,000        9,347,224
==========================================================================
                                                                50,701,276
==========================================================================

AUSTRIA-0.58%

Erste Bank der oesterreichischen Sparkassen
  A.G. (Diversified Banks)(a)                     222,824        9,966,468
==========================================================================

BELGIUM-1.09%

Algemene Maatschappij voor Nijverheidskredit
  N.V. (Diversified Banks)(a)                     124,000        9,357,604
--------------------------------------------------------------------------
KBC Bankverzekeringsholding (Diversified
  Banks)(a)                                       128,400        9,467,349
==========================================================================
                                                                18,824,953
==========================================================================

BERMUDA-0.63%

Esprit Holdings Ltd. (Apparel Retail)(a)        2,034,500       10,874,990
==========================================================================

BRAZIL-0.69%

Companhia de Bebidas das Americas-ADR
  (Brewers)                                       479,700       11,896,560
==========================================================================

CANADA-7.16%

Canadian National Railway Co. (Railroads)         274,250       14,769,733
--------------------------------------------------------------------------
Canadian Natural Resources Ltd. (Oil & Gas
  Exploration & Production)                       135,900        5,722,105
--------------------------------------------------------------------------
EnCana Corp. (Oil & Gas Exploration &
  Production)                                     181,100        8,981,394
--------------------------------------------------------------------------
Manulife Financial Corp. (Life & Health
  Insurance)                                      729,850       34,086,434
--------------------------------------------------------------------------
Petro-Canada (Integrated Oil & Gas)               201,350       10,990,843
--------------------------------------------------------------------------
Power Corp. of Canada (Other Diversified
  Financial Services)                             426,200       10,260,435
--------------------------------------------------------------------------
Shoppers Drug Mart Corp. (Drug Retail)(c)         375,200       11,414,041
--------------------------------------------------------------------------
Shoppers Drug Mart Corp. (Drug Retail)
  (Acquired 11/18/03; Cost
  $2,955,117)(b)(c)(d)(e)                         138,500        4,213,339
--------------------------------------------------------------------------
Suncor Energy, Inc. (Integrated Oil & Gas)        668,000       22,844,404
==========================================================================
                                                               123,282,728
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

DENMARK-0.58%

Danske Bank A.S. (Diversified Banks)(a)           355,000   $    9,967,049
==========================================================================

FRANCE-10.97%

BNP Paribas S.A. (Diversified Banks)(a)           333,188       22,827,179
--------------------------------------------------------------------------
Bouygues S.A. (Wireless Telecommunication
  Services)(a)                                    245,000        9,713,071
--------------------------------------------------------------------------
Credit Agricole S.A. (Diversified Banks)(a)       311,000        9,173,575
--------------------------------------------------------------------------
Lafarge S.A. (Construction Materials)(a)           91,250        8,377,163
--------------------------------------------------------------------------
Pernod Ricard S.A. (Distillers & Vintners)(a)     166,838       23,236,349
--------------------------------------------------------------------------
PSA Peugeot Citroen (Automobile
  Manufacturers)(a)                               201,935       12,490,442
--------------------------------------------------------------------------
Renault S.A. (Automobile Manufacturers)(a)        305,667       25,735,555
--------------------------------------------------------------------------
Societe Generale (Diversified Banks)(a)           169,800       15,857,377
--------------------------------------------------------------------------
Total S.A. (Integrated Oil & Gas)(a)              181,749       38,046,482
--------------------------------------------------------------------------
Vinci S.A. (Construction & Engineering)(a)        195,830       23,480,004
==========================================================================
                                                               188,937,197
==========================================================================

GERMANY-3.61%

Adidas-Salomon A.G. (Apparel, Accessories &
  Luxury Goods)(a)                                 94,900       13,324,435
--------------------------------------------------------------------------
Continental A.G. (Tires & Rubber)(a)              284,200       15,596,849
--------------------------------------------------------------------------
Deutsche Telekom A.G. (Integrated
  Telecommunication Services)(a)(c)               353,004        6,813,054
--------------------------------------------------------------------------
Metro A.G. (Hypermarkets & Super Centers)(a)      234,383       11,248,932
--------------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport (Footwear)
  (Acquired 10/08/03-10/30/03; Cost
  $8,366,627)(a)(b)                                60,302       15,177,959
==========================================================================
                                                                62,161,229
==========================================================================

GREECE-1.33%

EFG Eurobank Ergasias (Diversified Banks)(a)      227,000        6,246,418
--------------------------------------------------------------------------
OPAP S.A. (Casinos & Gaming) (Acquired
  04/02/04-08/27/04; Cost $14,296,226)(a)(b)      809,600       16,586,993
==========================================================================
                                                                22,833,411
==========================================================================

HONG KONG-1.89%

Cheung Kong (Holdings) Ltd. (Real Estate
  Management & Development)(a)                    999,000        8,274,153
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
HONG KONG-(CONTINUED)

CNOOC Ltd.-ADR (Oil & Gas Exploration &
  Production)(f)                                  152,800   $    7,915,040
--------------------------------------------------------------------------
Hutchison Whampoa Ltd. (Industrial
  Conglomerates)(a)                             1,303,000       10,007,096
--------------------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Real Estate
  Management & Development)(a)                    688,000        6,368,106
==========================================================================
                                                                32,564,395
==========================================================================

HUNGARY-1.18%

OTP Bank Rt. (Diversified Banks)(a)               801,800       20,370,690
==========================================================================

INDIA-2.25%

Housing Development Finance Corp. Ltd.
  (Thrifts & Mortgage Finance)(a)                 554,736        7,846,115
--------------------------------------------------------------------------
Infosys Technologies Ltd. (IT Consulting &
  Other Services)(a)                              735,888       30,859,334
==========================================================================
                                                                38,705,449
==========================================================================

IRELAND-3.09%

Anglo Irish Bank Corp. PLC (Diversified
  Banks)(a)                                     1,335,300       25,487,068
--------------------------------------------------------------------------
CRH PLC (Construction Materials)(a)               645,380       15,489,354
--------------------------------------------------------------------------
Depfa Bank PLC (Diversified Banks)(a)             790,000       12,160,096
==========================================================================
                                                                53,136,518
==========================================================================

ISRAEL-1.29%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)(f)                            854,000       22,204,000
==========================================================================

ITALY-4.30%

Banco Popolare di Verona e Novara Scrl
  (Diversified Banks)(a)                          779,880       13,907,110
--------------------------------------------------------------------------
Eni S.p.A. (Integrated Oil & Gas)(a)            1,500,949       34,442,245
--------------------------------------------------------------------------
Mediaset S.p.A. (Broadcasting & Cable TV)(a)    2,245,500       25,744,599
==========================================================================
                                                                74,093,954
==========================================================================

JAPAN-15.81%

Canon Inc. (Office Electronics)(a)                314,000       15,540,933
--------------------------------------------------------------------------
Daiwa House Industry Co., Ltd.
  (Homebuilding)(a)                               828,000        8,477,505
--------------------------------------------------------------------------
Fanuc Ltd. (Industrial Machinery)(a)              252,200       15,233,642
--------------------------------------------------------------------------
Hoya Corp. (Electronic Equipment
  Manufacturers)(a)                               275,800       28,376,787
--------------------------------------------------------------------------
JSR Corp. (Specialty Chemicals)(a)                492,000        8,975,193
--------------------------------------------------------------------------
Keyence Corp. (Electronic Equipment
  Manufacturers)(a)                                95,200       21,485,880
--------------------------------------------------------------------------
Kyocera Corp. (Electronic Equipment
  Manufacturers)(a)                               151,300       10,978,593
--------------------------------------------------------------------------


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
JAPAN-(CONTINUED)

Nidec Corp. (Electronic Equipment
  Manufacturers)(a)                                85,100   $    9,244,414
--------------------------------------------------------------------------
Nissan Motor Co., Ltd. (Automobile
  Manufacturers)(a)                               876,900        9,891,094
--------------------------------------------------------------------------
Nitto Denko Corp. (Specialty Chemicals)(a)        231,700       11,014,803
--------------------------------------------------------------------------
NOK Corp. (Auto Parts & Equipment)(a)(f)          452,000       13,736,895
--------------------------------------------------------------------------
Omron Corp. (Electronic Equipment
  Manufacturers)(a)                               665,600       15,121,222
--------------------------------------------------------------------------
Orix Corp. (Consumer Finance)(a)                   62,000        7,269,916
--------------------------------------------------------------------------
Sekisui Chemical Co., Ltd. (Homebuilding)(a)    1,521,000        9,686,844
--------------------------------------------------------------------------
SMC Corp. (Industrial Machinery)(a)                79,300        8,499,540
--------------------------------------------------------------------------
Takeda Pharmaceutical Co. Ltd.
  (Pharmaceuticals)(a)                            387,400       18,738,067
--------------------------------------------------------------------------
Toyota Motor Corp. (Automobile
  Manufacturers)(a)                               553,000       21,485,358
--------------------------------------------------------------------------
Trend Micro Inc. (Application Software)(a)        394,900       18,920,509
--------------------------------------------------------------------------
Yamanouchi Pharmaceutical Co., Ltd.
  (Pharmaceuticals)(a)(f)                         534,000       19,639,256
==========================================================================
                                                               272,316,451
==========================================================================

MEXICO-2.63%

America Movil S.A. de C.V.-Series L-ADR
  (Wireless Telecommunication Services)           528,600       23,258,400
--------------------------------------------------------------------------
Grupo Televisa S.A.-ADR (Broadcasting & Cable
  TV)                                             147,800        8,129,000
--------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series V
  (Hypermarkets & Super Centers)                4,251,000       13,888,786
==========================================================================
                                                                45,276,186
==========================================================================

NETHERLANDS-1.35%

Royal Numico N.V. (Packaged Foods &
  Meats)(a)(c)                                    266,950        9,047,493
--------------------------------------------------------------------------
TPG N.V. (Air Freight & Logistics)(a)             586,050       14,210,965
==========================================================================
                                                                23,258,458
==========================================================================

NORWAY-0.95%

Telenor A.S.A. (Integrated Telecommunication
  Services)(a)                                  2,041,002       16,339,531
==========================================================================

SINGAPORE-2.16%

DBS Group Holdings Ltd. (Diversified
  Banks)(a)                                     1,165,000       10,942,656
--------------------------------------------------------------------------
Keppel Corp. Ltd. (Industrial
  Conglomerates)(a)                             2,021,000        9,732,639
--------------------------------------------------------------------------
Singapore Airlines Ltd. (Airlines)(a)           1,073,000        6,913,197
--------------------------------------------------------------------------
United Overseas Bank Ltd. (Diversified
  Banks)(a)                                     1,185,000        9,629,558
==========================================================================
                                                                37,218,050
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

SOUTH AFRICA-0.54%

Standard Bank Group Ltd. (Diversified Banks)    1,048,161   $    9,250,123
==========================================================================

SOUTH KOREA-1.51%

Hana Bank (Diversified Banks)(a)                  563,100       14,080,329
--------------------------------------------------------------------------
Samsung Electronics Co., Ltd. (Electronic
  Equipment Manufacturers)(a)                      30,540       12,008,421
==========================================================================
                                                                26,088,750
==========================================================================

SPAIN-1.42%

Grupo Ferrovial, S.A. (Construction &
  Engineering)(a)                                 218,500        9,716,010
--------------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail)(a)                                      236,900        6,046,119
--------------------------------------------------------------------------
Telefonica S.A. (Integrated Telecommunication
  Services)(a)                                    525,700        8,751,704
==========================================================================
                                                                24,513,833
==========================================================================

SWEDEN-2.47%

Assa Abloy A.B.-Class B (Building
  Products)(a)(f)                               1,457,300       19,800,726
--------------------------------------------------------------------------
Volvo A.B.-Class B (Construction & Farm
  Machinery & Heavy Trucks)(a)                    598,700       22,789,106
==========================================================================
                                                                42,589,832
==========================================================================

SWITZERLAND-5.91%

Compagnie Financiere Richemont A.G.-Class A
  (Apparel, Accessories & Luxury Goods)(a)        330,000        9,405,504
--------------------------------------------------------------------------
Novartis A.G. (Pharmaceuticals)(a)                184,000        8,845,843
--------------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)(a)           100,975       10,369,299
--------------------------------------------------------------------------
Swatch Group A.G. (The)-Class B (Apparel,
  Accessories & Luxury Goods)(a)                  111,630       15,044,137
--------------------------------------------------------------------------
Syngenta A.G. (Fertilizers & Agricultural
  Chemicals)(a)(c)                                323,400       30,957,605
--------------------------------------------------------------------------
UBS A.G. (Diversified Capital Markets)(a)         372,698       27,070,112
==========================================================================
                                                               101,692,500
==========================================================================

TAIWAN-1.06%

Hon Hai Precision Industry Co., Ltd.
  (Electronic Manufacturing Services)(a)        2,808,548       10,327,513
--------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd.
  (Semiconductors)(a)                           5,926,396        7,864,545
==========================================================================
                                                                18,192,058
==========================================================================

UNITED KINGDOM-16.07%

Aviva PLC (Multi-line Insurance)(a)             1,303,500       13,080,473
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
UNITED KINGDOM-(CONTINUED)

Centrica PLC (Gas Utilities)(a)                 3,005,091   $   13,321,277
--------------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)(a)            1,094,900       12,473,649
--------------------------------------------------------------------------
GUS PLC (Catalog Retail)(a)                     1,300,200       21,318,394
--------------------------------------------------------------------------
Imperial Tobacco Group PLC (Tobacco)(a)         1,268,400       29,707,009
--------------------------------------------------------------------------
mm02 PLC (Wireless Telecommunication
  Services)(a)(c)                               7,678,990       14,885,701
--------------------------------------------------------------------------
Next PLC (Department Stores)(a)                   975,120       29,965,186
--------------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)(a)   1,158,430       31,826,368
--------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Diversified
  Banks)(a)                                       282,272        8,333,653
--------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC
  (Pharmaceuticals)(a)                          1,813,000       17,301,143
--------------------------------------------------------------------------
Tesco PLC (Food Retail)(a)                      5,704,573       30,109,038
--------------------------------------------------------------------------
Travis Perkins PLC (Home Improvement
  Retail)(a)                                      137,700        3,491,227
--------------------------------------------------------------------------
Vodafone Group PLC (Wireless
  Telecommunication Services)(a)               11,803,400       30,382,868
--------------------------------------------------------------------------
Warner Chilcott PLC (Pharmaceuticals)             464,000        7,341,885
--------------------------------------------------------------------------
William Hill PLC (Casinos & Gaming)(a)          1,454,530       13,083,484
==========================================================================
                                                               276,621,355
==========================================================================

UNITED STATES OF AMERICA-0.74%

Autoliv, Inc.-SDR (Auto Parts &
  Equipment)(a)(f)                                296,600       12,666,827
==========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $1,189,207,887)                        1,656,544,821
==========================================================================

                                               PRINCIPAL
                                                 AMOUNT
BONDS & NOTES-0.00%

INDIA-0.00%

Hindustan Lever Ltd. (Household Products),
  Sec. Deb., 9.00%, 01/01/05 (Cost
  $0)(g)(h)     INR                             1,100,000            1,480
==========================================================================

                                                 SHARES
MONEY MARKET FUNDS-0.30%

Liquid Assets Portfolio-Institutional
  Class(i)                                      2,582,491        2,582,491
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(i)     2,582,491        2,582,491
==========================================================================
    Total Money Market Funds (Cost
      $5,164,982)                                                5,164,982
==========================================================================
TOTAL INVESTMENTS-96.50% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $1,194,372,869)                                            1,661,711,283
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-2.65%

STIC Prime Portfolio-Institutional
  Class(i)(j)                                  45,583,860   $   45,583,860
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $45,583,860)                                        45,583,860
==========================================================================
TOTAL INVESTMENTS-99.15% (Cost
  $1,239,956,729)                                            1,707,295,143
==========================================================================
OTHER ASSETS LESS LIABILITIES-0.85%                             14,564,465
==========================================================================
NET ASSETS-100.00%                                           1,721,859,608
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
Deb. - Debentures
INR  - Indian Rupee
Sec. - Secured
SDR  - Swedish Depositary Receipt

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at October 31, 2004 was $1,429,378,299, which represented 83.72% of the Fund's Total Investments. See Note 1A.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at October 31, 2004 was $45,682,707, which represented 2.65% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) Non-income producing security.
(d) Security considered to be illiquid. The market value of the security considered to be illiquid at October 31, 2004 represented 0.24% of the Fund's net assets.
(e) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The market value of this security at October 31, 2004 represented 0.25% of the Fund's Total Investments. See Note 1A.
(f) All or a portion of this security has been pledged as collateral for security lending transactions at October 31, 2004.
(g) Foreign denominated security. Par value is denominated in currency indicated.
(h) Acquired through a corporate action.
(i) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(j) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

ASSETS:

Investments, at market value (cost
  $1,189,207,887)*                            $1,656,546,301
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $50,748,842)                              50,748,842
============================================================
    Total investments (cost $1,239,956,729)    1,707,295,143
============================================================
Foreign currencies, at value (cost
  $48,884,865)                                    49,219,738
------------------------------------------------------------
Receivables for:
  Investments sold                                22,497,658
------------------------------------------------------------
  Fund shares sold                                 2,973,243
------------------------------------------------------------
  Dividends and interest                           4,260,262
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               125,623
------------------------------------------------------------
Other assets                                          67,983
============================================================
    Total assets                               1,786,439,650
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           14,370,264
------------------------------------------------------------
  Fund shares reacquired                           2,921,029
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 226,256
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        45,583,860
------------------------------------------------------------
Accrued distribution fees                            642,322
------------------------------------------------------------
Accrued trustees' fees                                 2,587
------------------------------------------------------------
Accrued transfer agent fees                          493,792
------------------------------------------------------------
Accrued operating expenses                           339,932
============================================================
    Total liabilities                             64,580,042
============================================================
Net assets applicable to shares outstanding   $1,721,859,608
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $1,625,890,309
------------------------------------------------------------
Undistributed net investment income                 (274,968)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                    (371,595,811)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              467,840,078
============================================================
                                              $1,721,859,608
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $1,288,548,330
____________________________________________________________
============================================================
Class B                                       $  301,379,592
____________________________________________________________
============================================================
Class C                                       $  116,136,045
____________________________________________________________
============================================================
Class R                                       $    2,450,291
____________________________________________________________
============================================================
Institutional Class                           $   13,345,350
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           70,939,774
____________________________________________________________
============================================================
Class B                                           17,740,778
____________________________________________________________
============================================================
Class C                                            6,830,056
____________________________________________________________
============================================================
Class R                                              135,841
____________________________________________________________
============================================================
Institutional Class                                  727,790
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        18.16
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $18.16 divided by
      94.50%)                                 $        19.22
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        16.99
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        17.00
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        18.04
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        18.34
____________________________________________________________
============================================================

* At October 31, 2004, securities with an aggregate market value of $42,967,569 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $3,486,691)      $ 31,665,458
--------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  security lending income of $753,192)*                          1,111,187
--------------------------------------------------------------------------
Interest                                                            66,507
==========================================================================
    Total investment income                                     32,843,152
==========================================================================

EXPENSES:

Advisory fees                                                   15,471,920
--------------------------------------------------------------------------
Administrative services fees                                       406,261
--------------------------------------------------------------------------
Custodian fees                                                   1,427,788
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        3,605,122
--------------------------------------------------------------------------
  Class B                                                        3,409,829
--------------------------------------------------------------------------
  Class C                                                        1,164,018
--------------------------------------------------------------------------
  Class R                                                            7,331
--------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                       5,204,470
--------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                           1,291
--------------------------------------------------------------------------
Trustees' fees and retirement benefits                              43,687
--------------------------------------------------------------------------
Other                                                            1,387,996
==========================================================================
    Total expenses                                              32,129,713
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                     (752,762)
==========================================================================
    Net expenses                                                31,376,951
==========================================================================
Net investment income                                            1,466,201
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                                        156,993,737
--------------------------------------------------------------------------
  Foreign currencies                                            (2,470,095)
==========================================================================
                                                               154,523,642
==========================================================================
Change in net unrealized appreciation of:
  Investment securities                                        134,519,622
--------------------------------------------------------------------------
  Foreign currencies                                               580,234
==========================================================================
                                                               135,099,856
==========================================================================
Net gain from investment securities and foreign currencies     289,623,498
==========================================================================
Net increase in net assets resulting from operations          $291,089,699
__________________________________________________________________________
==========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2004 and 2003

                                                                   2004              2003
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $    1,466,201    $   (1,742,405)
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and futures contracts                             154,523,642        50,432,815
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                            135,099,856       262,653,706
==============================================================================================
    Net increase in net assets resulting from operations         291,089,699       311,344,116
==============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (1,576,989)               --
----------------------------------------------------------------------------------------------
  Institutional Class                                                   (477)               --
==============================================================================================
    Decrease in net assets resulting from distributions           (1,577,466)               --
==============================================================================================
Share transactions-net:
  Class A                                                        (38,592,887)     (206,630,297)
----------------------------------------------------------------------------------------------
  Class B                                                       (118,039,680)     (101,031,208)
----------------------------------------------------------------------------------------------
  Class C                                                        (17,787,137)      (20,132,725)
----------------------------------------------------------------------------------------------
  Class R                                                          1,355,519           636,461
----------------------------------------------------------------------------------------------
  Institutional Class                                             12,408,997            (8,827)
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (160,655,188)     (327,166,596)
==============================================================================================
    Net increase (decrease) in net assets                        128,857,045       (15,822,480)
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,593,002,563     1,608,825,043
==============================================================================================
  End of year (including undistributed net investment income
    of $(274,968) and $1,385,424, respectively)               $1,721,859,608    $1,593,002,563
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM International Growth Fund (the "Fund") is a series portfolio of AIM International Mutual Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On November 25, 2003, the Fund was restructured from a separate series of AIM International Funds, Inc. to a new series portfolio of the Trust.

    The Fund's investment objective is long-term growth of capital. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. REDEMPTION FEES -- The Fund has instituted a 2% redemption fee on certain share classes that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to shares of beneficial interest by the Fund and is allocated among the share classes based on the relative net assets of each class.

G. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $1 billion of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $1 billion. AIM has contractually agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.05% on net assets in excess of $500 million through October 31, 2004. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund, if any). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended October 31, 2004, AIM waived fees of $589,365.

    For the year ended October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $138,987 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2004, AIM was paid $406,261 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. For the year ended October 31, 2004, the Fund paid AISI $5,204,470 for Class A, Class B, Class C and Class R shares and $1,291 for Institutional Class shares. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to selected dealers and financial institutions who furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2004, the Class A, Class B, Class C and Class R shares paid $3,605,122, $3,409,829, $1,164,018 and $7,331, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2004, AIM Distributors advised the Fund that it retained $109,586 in front-end sales commissions from the sale of Class A shares and $19,715, $26,420, $11,222 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE      DIVIDEND      REALIZED
FUND               10/31/03          AT COST          FROM SALES       (DEPRECIATION)      10/31/04         INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $       --      $  228,893,344    $  (226,310,853)       $   --        $  2,582,491     $  180,122      $   --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class                   --         228,893,344       (226,310,853)           --           2,582,491        177,873          --
===================================================================================================================================
  Subtotal        $       --      $  457,786,688    $  (452,621,706)       $   --        $  5,164,982     $  357,995      $   --
===================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE      DIVIDEND      REALIZED
FUND               10/31/03          AT COST          FROM SALES       (DEPRECIATION)      10/31/04        INCOME*      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $ 42,838,030     $  538,335,070    $  (581,173,100)       $   --         $        --     $  684,183      $   --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class                    --         71,937,655        (26,353,795)           --          45,583,860         69,009          --
===================================================================================================================================
  Subtotal       $ 42,838,030     $  610,272,725    $  (607,526,895)       $   --         $45,583,860     $  753,192      $   --
===================================================================================================================================
  Total          $ 42,838,030     $1,068,059,413    $(1,060,148,601)       $   --         $50,748,842     $1,111,187      $   --
___________________________________________________________________________________________________________________________________
===================================================================================================================================

* Dividend income is net of income rebate paid to security lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2004, the Fund engaged in sales of securities of $966,780.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2004, the Fund received credits in transfer agency fees of $24,410 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $24,410.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2004, the Fund paid legal fees of $10,236 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At October 31, 2004, securities with an aggregate value of $42,967,569 were on loan to brokers. The loans were secured by cash collateral of $45,583,860 received by the Fund and subsequently invested in affiliated money market funds. For the year ended October 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $753,192 for securities lending transactions.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended October 31, 2004 and 2003 was as follows:

                                                                 2004        2003
----------------------------------------------------------------------------------
Distributions paid from ordinary income                       $1,577,466    $   --
----------------------------------------------------------------------------------


TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets on a tax basis were as follows:

                                                                   2004
----------------------------------------------------------------------------
Unrealized appreciation -- investments                        $  466,413,770
----------------------------------------------------------------------------
Temporary book/tax differences                                      (205,161)
----------------------------------------------------------------------------
Capital loss carryforward                                       (370,239,310)
----------------------------------------------------------------------------
Shares of beneficial interest                                  1,625,890,309
============================================================================
Total net assets                                              $1,721,859,608
____________________________________________________________________________
============================================================================

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the recognition for tax purposes of unrealized gains on passive foreign investment companies. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation on foreign currencies of $501,663.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of October 31, 2004 to utilizing $358,249,158 of capital loss carryforward in the fiscal year ended October 31, 2005.

    The Fund utilized $156,443,936 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                              CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD*
---------------------------------------------------------------------------
October 31, 2008                                              $  5,430,111
---------------------------------------------------------------------------
October 31, 2009                                               143,347,811
---------------------------------------------------------------------------
October 31, 2010                                               221,461,388
===========================================================================
Total capital loss carryforward                               $370,239,310
___________________________________________________________________________
===========================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2004 was $861,106,035 and $1,035,117,892 respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $474,514,513
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (8,602,406)
==============================================================================
Net unrealized appreciation of investment securities             $465,912,107
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,241,383,036.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, net operating losses and redomestication costs, on October 31, 2004, undistributed net investment income was decreased by $1,549,127, undistributed net realized gain was increased by $2,470,169 and shares of beneficial interest decreased by $921,042. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                              CHANGES IN SHARES OUTSTANDING(a)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------------------
                                                                          2004                             2003
                                                              ----------------------------    -------------------------------
                                                                SHARES          AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      16,594,554    $ 276,996,258     360,002,923    $ 4,667,044,231
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,606,048       25,327,091       1,810,130         22,361,870
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,702,233       26,571,147      18,493,883        227,638,038
-----------------------------------------------------------------------------------------------------------------------------
  Class R                                                         125,195        2,109,225       1,257,373         16,539,372
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             727,969       12,499,824              --                 --
=============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                          94,013        1,482,529              --                 --
=============================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       3,753,177       63,985,626       2,013,886         26,283,106
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (4,001,836)     (63,985,626)     (2,133,943)       (26,283,106)
=============================================================================================================================
Reacquired:(b)
  Class A                                                     (22,889,869)    (381,057,300)   (374,808,645)    (4,899,957,634)
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (5,052,339)     (79,381,145)     (7,880,064)       (97,109,972)
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,824,116)     (44,358,284)    (20,026,701)      (247,770,763)
-----------------------------------------------------------------------------------------------------------------------------
  Class R                                                         (46,636)        (753,706)     (1,203,936)       (15,902,911)
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              (5,334)         (90,827)           (663)            (8,827)
=============================================================================================================================
                                                              (10,216,941)   $(160,655,188)    (22,475,757)   $  (327,166,596)
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 29% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder is also owned beneficially.
(b) Amount is net of redemption fees of $12,886, $3,679, $1,251, $15 and $20 for Class A, Class B, Class C, Class R and Institutional Class shares for 2004, respectively.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      CLASS A
                                                   ------------------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                   ------------------------------------------------------------------------------
                                                      2004             2003             2002             2001             2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $    15.23       $    12.69       $    14.45       $    21.60       $    21.73
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           0.05(a)          0.01(a)         (0.03)(a)        (0.01)            0.08(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                      2.90             2.53            (1.73)           (5.66)            0.72
=================================================================================================================================
    Total from investment operations                     2.95             2.54            (1.76)           (5.67)            0.80
=================================================================================================================================
Less distributions:
  Dividends from net investment income                  (0.02)              --               --               --               --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                    --               --               --            (1.48)           (0.93)
=================================================================================================================================
    Total distributions                                 (0.02)              --               --            (1.48)           (0.93)
=================================================================================================================================
Redemption fees added to beneficial interest             0.00               --               --               --               --
=================================================================================================================================
Net asset value, end of period                     $    18.16       $    15.23       $    12.69       $    14.45       $    21.60
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                         19.40%           20.02%          (12.18)%         (27.96)%           3.16%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $1,288,548       $1,117,420       $1,093,344       $1,404,269       $2,325,636
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements         1.70%(c)         1.74%            1.70%            1.57%            1.44%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                                       1.74%(c)         1.82%            1.74%            1.61%            1.48%
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                             0.27%(c)         0.09%           (0.21)%          (0.04)%           0.30%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                    54%              77%              77%              85%              87%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $1,201,707,231.

                                                                                       CLASS B
                                                       -----------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                       -----------------------------------------------------------------------
                                                         2004            2003            2002            2001           2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  14.32        $  12.02        $  13.78        $  20.81       $  21.11
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.07)(a)       (0.08)(a)       (0.12)(a)       (0.13)         (0.11)(a)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            2.74            2.38           (1.64)          (5.42)          0.74
==============================================================================================================================
    Total from investment operations                       2.67            2.30           (1.76)          (5.55)          0.63
==============================================================================================================================
Less distributions from net realized gains                   --              --              --           (1.48)         (0.93)
==============================================================================================================================
Redemption fees added to beneficial interest               0.00              --              --              --             --
==============================================================================================================================
Net asset value, end of period                         $  16.99        $  14.32        $  12.02        $  13.78       $  20.81
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                           18.64%          19.14%         (12.77)%        (28.48)%         2.42%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $301,380        $360,671        $401,288        $612,125       $997,843
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements           2.40%(c)        2.44%           2.40%           2.27%          2.18%
------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements        2.44%(c)        2.52%           2.44%           2.31%          2.22%
==============================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  (0.43)%(c)      (0.61)%         (0.91)%         (0.75)%        (0.44)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                      54%             77%             77%             85%            87%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $340,982,904.

                                                                                       CLASS C
                                                       -----------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                       -----------------------------------------------------------------------
                                                         2004            2003            2002            2001           2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  14.33        $  12.03        $  13.79        $  20.82       $  21.13
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.07)(a)       (0.08)(a)       (0.12)(a)       (0.13)         (0.11)(a)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            2.74            2.38           (1.64)          (5.42)          0.73
==============================================================================================================================
    Total from investment operations                       2.67            2.30           (1.76)          (5.55)          0.62
==============================================================================================================================
Less distributions from net realized gains                   --              --              --           (1.48)         (0.93)
==============================================================================================================================
Redemption fees added to beneficial interest               0.00              --              --              --             --
==============================================================================================================================
Net asset value, end of period                         $  17.00        $  14.33        $  12.03        $  13.79       $  20.82
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                           18.63%          19.12%         (12.76)%        (28.47)%         2.37%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $116,136        $113,965        $114,070        $165,857       $253,998
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements           2.40%(c)        2.44%           2.40%           2.27%          2.18%
------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements        2.44%(c)        2.52%           2.44%           2.31%          2.22%
==============================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  (0.43)%(c)      (0.61)%         (0.91)%         (0.75)%        (0.44)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                      54%             77%             77%             85%            87%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $116,401,845.

                                                                              CLASS R
                                                              ---------------------------------------
                                                                                        JUNE 3, 2002
                                                                  YEAR ENDED             (DATE SALES
                                                                  OCTOBER 31,           COMMENCED) TO
                                                              -------------------        OCTOBER 31,
                                                               2004         2003            2002
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $15.14       $12.69          $ 15.27
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  0.01(a)      0.01(a)         (0.02)(a)
-----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 2.89         2.44            (2.56)
=====================================================================================================
    Total from investment operations                            2.90         2.45            (2.58)
=====================================================================================================
Redemption fees added to beneficial interest                    0.00           --               --
=====================================================================================================
Net asset value, end of period                                $18.04       $15.14          $ 12.69
_____________________________________________________________________________________________________
=====================================================================================================
Total return(b)                                                19.15%       19.31%          (16.90)%
_____________________________________________________________________________________________________
=====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,450       $  867          $    49
_____________________________________________________________________________________________________
=====================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                1.90%(c)     1.94%            1.89%(d)
-----------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             1.94%(c)     2.02%            1.93%(d)
=====================================================================================================
Ratio of net investment income (loss) to average net assets     0.07%(c)    (0.11)%          (0.40)%(d)
_____________________________________________________________________________________________________
=====================================================================================================
Portfolio turnover rate(e)                                        54%          77%              77%
_____________________________________________________________________________________________________
=====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $1,466,140.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                         INSTITUTIONAL CLASS
                                                              -----------------------------------------
                                                                                         MARCH 15, 2002
                                                                   YEAR ENDED             (DATE SALES
                                                                  OCTOBER 31,            COMMENCED) TO
                                                              --------------------        OCTOBER 31,
                                                               2004          2003             2002
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 15.37       $12.73          $ 15.09
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.15(a)      0.09(a)          0.03(a)
-------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.93         2.55            (2.39)
=======================================================================================================
    Total from investment operations                             3.08         2.64            (2.36)
=======================================================================================================
Less distributions from net investment income                   (0.11)          --               --
=======================================================================================================
Redemption fees added to beneficial interest                     0.00           --               --
=======================================================================================================
Net asset value, end of period                                $ 18.34       $15.37          $ 12.73
_______________________________________________________________________________________________________
=======================================================================================================
Total return(b)                                                 20.15%       20.74%          (15.64)%
_______________________________________________________________________________________________________
=======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $13,345       $   79          $    74
_______________________________________________________________________________________________________
=======================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.13%(c)     1.17%            1.16%(d)
-------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.17%(c)     1.21%            1.20%(d)
=======================================================================================================
Ratio of net investment income to average net assets             0.84%(c)     0.66%            0.33%(d)
_______________________________________________________________________________________________________
=======================================================================================================
Portfolio turnover rate(e)                                         54%          77%              77%
_______________________________________________________________________________________________________
=======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $2,988,526.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

    As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

    In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Settled Enforcement Actions and Investigations Related to Market Timing

    On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities

("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

    The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

    Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

    None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

    Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

    In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

    On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

    As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

    At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM International Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM International Growth Fund (the "Fund") at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/S/ PRICEWATERHOUSECOOPERS LLP

December 20, 2004
Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM International Growth Fund, ("Fund"), a portfolio of AIM International Mutual Funds, a Delaware statutory trust (formerly AIM International Funds, Inc., a Maryland corporation), ("Company"), was held on October 21, 2003. The meeting was adjourned and reconvened on October 28, 2003, November 4, 2003, November 11, 2003, November 17, 2003 and reconvened on November 21, 2003. The meeting was held for the following purposes:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

(2)* To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.

The results of the voting on the above matters were as follows:

                                                                     WITHHOLDING
      TRUSTEES/MATTER                                VOTES FOR        AUTHORITY
--------------------------------------------------------------------------------
(1)*  Bob R. Baker.................................  162,211,196     3,444,279
      Frank S. Bayley..............................  162,236,962     3,418,513
      James T. Bunch...............................  162,287,588     3,367,887
      Bruce L. Crockett............................  162,276,496     3,378,979
      Albert R. Dowden.............................  162,251,386     3,404,089
      Edward K. Dunn, Jr. .........................  162,221,226     3,434,249
      Jack M. Fields...............................  162,278,318     3,377,157
      Carl Frischling..............................  162,182,906     3,472,569
      Robert H. Graham.............................  162,243,892     3,411,583
      Gerald J. Lewis..............................  162,147,868     3,507,607
      Prema Mathai-Davis...........................  162,219,866     3,435,609
      Lewis F. Pennock.............................  162,263,207     3,392,268
      Ruth H. Quigley..............................  162,163,064     3,492,411
      Louis S. Sklar...............................  162,243,759     3,411,716
      Larry Soll, Ph.D. ...........................  162,236,226     3,419,249
      Mark H. Williamson...........................  162,238,962     3,416,513

                                                                                         WITHHELD/
      MATTER                                         VOTES FOR       VOTES AGAINST      ABSTENTIONS
---------------------------------------------------------------------------------------------------
(2)*  To approve an Agreement and Plan of
      Reorganization which provides for the
      redomestication of Company as a Delaware
      statutory trust and, in connection therewith,
      the sale of all of Company's assets and the
      dissolution of Company as a Maryland
      corporation..................................  76,302,938        2,822,366        86,530,171*

The Special Meeting of Shareholders of the Company was reconvened on October 28, 2003. The following matter was then considered:

                                                                                         WITHHELD/
      MATTER                                         VOTES FOR       VOTES AGAINST      ABSTENTIONS
---------------------------------------------------------------------------------------------------
(2)*  To approve an Agreement and Plan of
      Reorganization which provides for the
      redomestication of Company as a Delaware
      statutory trust and, in connection therewith,
      the sale of all of Company's assets and the
      dissolution of Company as a Maryland
      corporation..................................  84,066,011        2,989,031        83,338,957**

The Special Meeting of Shareholders of the Company was reconvened on November 4, 2003. The following matter was then considered:

                                                                                         WITHHELD/
      MATTER                                         VOTES FOR       VOTES AGAINST      ABSTENTIONS
---------------------------------------------------------------------------------------------------
(2)*  To approve an Agreement and Plan of
      Reorganization which provides for the
      redomestication of Company as a Delaware
      statutory trust and, in connection therewith,
      the sale of all of Company's assets and the
      dissolution of Company as a Maryland
      corporation..................................  95,512,525        3,144,748        78,504,573**

 * Proposal required approval by a combined vote of all the portfolios of AIM International Funds, Inc.

** Includes Broker Non-Votes

The Special Meeting of Shareholders of the Company was reconvened on November 11, 2003. The following matter was then considered:

                                                                                        WITHHELD/
      MATTER                                          VOTES FOR     VOTES AGAINST      ABSTENTIONS
--------------------------------------------------------------------------------------------------
(2)*  To approve an Agreement and Plan of
      Reorganization which provides for the
      redomestication of Company as a Delaware
      statutory trust and, in connection therewith,
      the sale of all of Company's assets and the
      dissolution of Company as a Maryland
      corporation..................................   109,217,698     3,531,752        71,913,039**

The Special Meeting of Shareholders of the Company was reconvened on November 17, 2003. The following matter was then considered:

                                                                                        WITHHELD/
      MATTER                                          VOTES FOR     VOTES AGAINST      ABSTENTIONS
--------------------------------------------------------------------------------------------------
(2)*  To approve an Agreement and Plan of
      Reorganization which provides for the
      redomestication of Company as a Delaware
      statutory trust and, in connection therewith,
      the sale of all of Company's assets and the
      dissolution of Company as a Maryland
      corporation..................................   116,710,545     3,761,148        69,451,190**

The Special Meeting of Shareholders of the Company was reconvened on November 21, 2003. The following matter was then considered:

                                                                                        WITHHELD/
      MATTER                                          VOTES FOR     VOTES AGAINST      ABSTENTIONS
--------------------------------------------------------------------------------------------------
(2)*  Approval of an Agreement and Plan of
      Reorganization which provides for the
      redomestication of Company as a Delaware
      statutory trust and, in connection therewith,
      the sale of all of Company's assets and the
      dissolution of Company as a Maryland
      corporation..................................   137,239,949     4,617,039        51,798,672**

 * Proposal required approval by a combined vote of all the portfolios of AIM International Funds, Inc.

** Includes Broker Non-Votes

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2004

The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)                              OTHER DIRECTORSHIP(S)
TRUST                              SINCE            DURING PAST 5 YEARS                                  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1991             Director and Chairman, A I M Management Group Inc.   None
  Trustee and President                             (financial services holding company); Director and
                                                    Vice Chairman, AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: President and Chief Executive Officer,
                                                    A I M Management Group Inc.; Director, Chairman
                                                    and President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered investment
                                                    advisor), A I M Distributors, Inc. (registered
                                                    broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management
                                                    Company (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- Managed
                                                    Products
-------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer,     None
  Trustee and Executive Vice                        A I M Management Group Inc. (financial services
  President                                         holding company); Director, Chairman and
                                                    President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor)
                                                    and A I M Distributors, Inc. (registered broker
                                                    dealer); Director and Chairman, AIM Investment
                                                    Services, Inc. (registered transfer agent), Fund
                                                    Management Company (registered broker dealer) and
                                                    INVESCO Distributors, Inc. (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President and Chief
                                                    Executive Officer, INVESCO Funds Group, Inc.;
                                                    President and Chief Executive Officer, INVESCO
                                                    Distributors, Inc.; Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc Advisors,
                                                    Inc.; and Chairman of NationsBanc Investments,
                                                    Inc.
-------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett(3) -- 1944     1992             Chairman, Crockett Technology Associates             ACE Limited (insurance
  Trustee and Chair                                 (technology consulting company)                      company); and
                                                                                                         Captaris, Inc.
                                                                                                         (unified messaging
                                                                                                         provider)
-------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936             2003             Retired                                              None
  Trustee
                                                    Formerly: President and Chief Executive Officer,
                                                    AMC Cancer Research Center; and Chairman and Chief
                                                    Executive Officer, First Columbia Financial
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Retired                                              Badgley Funds, Inc.
  Trustee                                                                                                (registered investment
                                                    Formerly: Partner, law firm of Baker & McKenzie      company)
-------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942           2003             Co-President and Founder, Green, Manning & Bunch     None
  Trustee                                           Ltd., (investment banking firm); and Director,
                                                    Policy Studies, Inc. and Van Gilder Insurance
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private           Cortland Trust, Inc.
  Trustee                                           business corporations, including the Boss Group      (Chairman) (registered
                                                    Ltd. (private investment and management) and         investment company);
                                                    Magellan Insurance Company                           Annuity and Life Re
                                                                                                         (Holdings), Ltd.
                                                    Formerly: Director, President and Chief Executive    (insurance company)
                                                    Officer, Volvo Group North America, Inc.; Senior
                                                    Vice President, AB Volvo; and director of various
                                                    affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Retired                                              None
  Trustee
                                                    Formerly: Chairman, Mercantile Mortgage Corp.;
                                                    President and Chief Operating Officer,
                                                    Mercantile-Safe Deposit & Trust Co.; and
                                                    President, Mercantile Bankshares Corp.
-------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century        Administaff, and
  Trustee                                           Group, Inc. (government affairs company) and         Discovery Global
                                                    Texana Timber LP (sustainable forestry company)      Education Fund (non-
                                                                                                         profit)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of October 31, 2004

The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)               OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS                   HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1991               Partner, law firm of Kramer Levin     Cortland Trust, Inc.
  Trustee                                              Naftalis and Frankel LLP              (registered investment
                                                                                             company)
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933           2003               Chairman, Lawsuit Resolution          General Chemical
  Trustee                                              Services (California)                 Group, Inc.
                                                       Formerly: Associate Justice of the
                                                       California Court of Appeals
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer,    None
  Trustee                                              YWCA of the USA
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1991               Partner, law firm of Pennock &        None
  Trustee                                              Cooper
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired                               None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1991               Executive Vice President,             None
  Trustee                                              Development and Operations, Hines
                                                       Interests Limited Partnership (real
                                                       estate development company)
-------------------------------------------------------------------------------------------------------------------
  Larry Soll -- 1942                2003               Retired                               None
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Lisa O. Brinkley(4) -- 1959       2004               Senior Vice President, A I M          N/A
  Senior Vice President and Chief                      Management Group Inc. (financial
  Compliance Officer                                   services holding company); Senior
                                                       Vice President and Chief Compliance
                                                       Officer, A I M Advisors, Inc.; Vice
                                                       President and Chief Compliance
                                                       Officer, A I M Capital Management,
                                                       Inc. and A I M Distributors, Inc.;
                                                       and Vice President, AIM Investment
                                                       Services, Inc. and Fund Management
                                                       Company
                                                       Formerly: Senior Vice President and
                                                       Compliance Director, Delaware
                                                       Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956           2003               Director, Senior Vice President,      N/A
  Senior Vice President,                               Secretary and General Counsel,
  Secretary and Chief Legal                            A I M Management Group Inc.
  Officer                                              (financial services holding
                                                       company); and A I M Advisors, Inc.;
                                                       Director and Vice President,
                                                       INVESCO Distributors, Inc.; Vice
                                                       President, A I M Capital
                                                       Management, Inc., and AIM
                                                       Investment Services, Inc.;
                                                       Director, Vice President and
                                                       General Counsel, Fund Management
                                                       Company and Senior Vice President,
                                                       A I M Distributors, Inc.
                                                       Formerly: Senior Vice President and
                                                       General Counsel, Liberty Financial
                                                       Companies, Inc.; Senior Vice
                                                       President and General Counsel,
                                                       Liberty Funds Group, LLC and Vice
                                                       President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948           1994               Managing Director, Chief Fixed        N/A
  Vice President                                       Income Officer and Senior
                                                       Investment Officer, A I M Capital
                                                       Management, Inc. and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            2002               Managing Director and Director of     N/A
  Vice President                                       Money Market Research and Special
                                                       Projects, A I M Capital Management,
                                                       Inc.; and Vice President, A I M
                                                       Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961         2004               Vice President and Fund Treasurer,    N/A
  Vice President and Treasurer                         A I M Advisors, Inc.
                                                       Formerly: Senior Vice President,
                                                       AIM Investment Services, Inc.; and
                                                       Vice President, A I M Distributors,
                                                       Inc.
-------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960         2004               Director of Cash Management,          N/A
  Vice President                                       Managing Director and Chief Cash
                                                       Management Officer, A I M Capital
                                                       Management, Inc; Director and
                                                       President, Fund Management Company;
                                                       and Vice President, A I M Advisors,
                                                       Inc.
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940           1999               Executive Vice President, A I M       N/A
  Vice President                                       Management Group, Inc.; Senior Vice
                                                       President, A I M Advisors, Inc.,
                                                       and President, Director of
                                                       Investments, Chief Executive
                                                       Officer and Chief Investment
                                                       Officer, A I M Capital Management,
                                                       Inc.
                                                       Formerly: Director of A I M
                                                       Advisors, Inc. and A I M Management
                                                       Group Inc., A I M Advisors, Inc.;
                                                       and Director and Chairman, A I M
                                                       Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------

(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND      INVESTMENT ADVISOR       DISTRIBUTOR           AUDITORS
11 Greenway Plaza       A I M Advisors, Inc.     A I M Distributors,   PricewaterhouseCoopers
Suite 100               11 Greenway Plaza        Inc.                  LLP
Houston, TX 77046-1173  Suite 100                11 Greenway Plaza     1201 Louisiana
                        Houston, TX 77046-1173   Suite 100             Street
                                                 Houston, TX           Suite 2900
                                                 77046-1173            Houston, Texas
                                                                       77002-5678

COUNSEL TO THE FUND     COUNSEL TO THE TRUSTEES  TRANSFER AGENT        CUSTODIAN
Ballard Spahr           Kramer, Levin, Naftalis  AIM Investment        State Street Bank
Andrews & Ingersoll,    & Frankel LLP            Services, Inc.        and Trust Company
LLP                     919 Third Avenue         P.O. Box 4739         225 Franklin Street
1735 Market Street      New York, NY 10022-3852  Houston, TX           Boston, MA
Philadelphia, PA 19103-7599                      77210-4739            02110-2801

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2004, 0% is eligible for the dividends received deduction for corporations.

For its tax year ended October 31, 2004, the Fund designates 100%, or the maximum amount allowable of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported on Form 1099-DIV. You should consult your tax advisor regarding treatment of these amounts.

      DOMESTIC EQUITY                            INTERNATIONAL/GLOBAL EQUITY                        FIXED INCOME

AIM Aggressive Growth Fund                 AIM Asia Pacific Growth Fund                  TAXABLE
AIM Balanced Fund*                         AIM Developing Markets Fund
AIM Basic Balanced Fund*                   AIM European Growth Fund                      AIM Floating Rate Fund
AIM Basic Value Fund                       AIM European Small Company Fund(5)            AIM High Yield Fund
AIM Blue Chip Fund                         AIM Global Aggressive Growth Fund             AIM Income Fund
AIM Capital Development Fund               AIM Global Equity Fund(6)                     AIM Intermediate Government Fund
AIM Charter Fund                           AIM Global Growth Fund                        AIM Limited Maturity Treasury Fund
AIM Constellation Fund                     AIM Global Value Fund                         AIM Money Market Fund
AIM Core Stock Fund(1)                     AIM International Core Equity Fund(1)         AIM Short Term Bond Fund
AIM Dent Demographic Trends Fund           AIM International Emerging Growth Fund(7)     AIM Total Return Bond Fund
AIM Diversified Dividend Fund              AIM International Growth Fund                 Premier U.S. Government Money Portfolio(1)
AIM Dynamics Fund(1)                       AIM Trimark Fund
AIM Emerging Growth Fund                                                                 TAX-FREE
AIM Large Cap Basic Value Fund                          SECTOR EQUITY
AIM Large Cap Growth Fund                                                                AIM High Income Municipal Fund
AIM Libra Fund                             AIM Advantage Health Sciences Fund(1)         AIM Municipal Bond Fund
AIM Mid Cap Basic Value Fund               AIM Energy Fund(1)                            AIM Tax-Exempt Cash Fund
AIM Mid Cap Core Equity Fund(2)            AIM Financial Services Fund(1)                AIM Tax-Free Intermediate Fund
AIM Mid Cap Growth Fund                    AIM Global Health Care Fund
AIM Mid Cap Stock Fund(1)                  AIM Gold & Precious Metals Fund(1)                 AIM ALLOCATION SOLUTIONS
AIM Opportunities I Fund                   AIM Health Sciences Fund(1)
AIM Opportunities II Fund                  AIM Leisure Fund(1)                           AIM Aggressive Allocation Fund
AIM Opportunities III Fund                 AIM Multi-Sector Fund(1)                      AIM Conservative Allocation Fund
AIM Premier Equity Fund                    AIM Real Estate Fund                          AIM Moderate Allocation Fund
AIM S&P 500 Index Fund(1)                  AIM Technology Fund(1)
AIM Select Equity Fund                     AIM Utilities Fund(1)
AIM Small Cap Equity Fund(3)
AIM Small Cap Growth Fund(4)               ========================================================================================
AIM Small Company Growth Fund(1)           CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS
AIM Total Return Fund*(1)                  AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR
AIM Trimark Endeavor Fund                  AND READ IT THOROUGHLY BEFORE INVESTING.
AIM Trimark Small Companies Fund           ========================================================================================
AIM Weingarten Fund

* Domestic equity and income fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) AIM International Emerging Growth Fund will close to new investors when net assets reach $500 million.

   If used after January 20, 2005, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $132 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $363 billion in assets under management. Data as of September 30, 2004.

================================================================================
CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT THOROUGHLY BEFORE INVESTING.
================================================================================

AIMinvestments.com                  IGR-AR-1            A I M Distributors, Inc.

                                   [YOUR GOALS. OUR SOLUTIONS.]--Registered Trademark--
-------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash                 [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management                 --Registered Trademark--
                               Plans    Accounts
-------------------------------------------------------------------------------------

                                             AIM INTERNATIONAL CORE EQUITY FUND
                               Annual Report to Shareholders . October 31, 2004
                                 [COVER IMAGE]
                    On October 15, 2004, INVESCO International Core Equity Fund
                                was renamed AIM International Core Equity Fund.
                         [YOUR GOALS. OUR SOLUTIONS.]
                           - REGISTERED TRADEMARK -
                                                       [AIM INVESTMENTS LOGO]
                                                      - REGISTERED TRADEMARK -

AIM INTERNATIONAL CORE EQUITY FUND SEEKS TOTAL RETURN THROUGH CAPITAL APPRECIATION AND CURRENT INCOME.
  . Unless otherwise stated, information presented in this report is as of 10/31/04 and is based on total net assets.
  . On 10/15/04, INVESCO International Core Equity Fund was renamed AIM International Core Equity Fund.
ABOUT SHARE CLASSES
  . Effective 9/30/03, Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.
  . Investor Class shares are closed to most investors. For more information on who may continue to invest in the Investor Class shares, please see the prospectus.
  . Class R shares are available only to certain retirement plans. Please see the prospectus for more information.
PRINCIPAL RISKS OF INVESTING IN THE FUND
  . International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies. The fund may invest 100% of its assets in the securities of non-U.S. issuers.
  . Investing in emerging markets involves greater risk and potential reward than investing in more established markets.
  . The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.
ABOUT INDEXES USED IN THIS REPORT
  . The unmanaged MSCI Europe Index is a group of European securities tracked by Morgan Stanley Capital International.
  . The unmanaged MSCI Europe, Australasia and the Far East Index (the MSCI EAFE --registered trademark--) is a group of foreign securities tracked by Morgan Stanley Capital International.
  . The unmanaged MSCI World Index is a group of global securities tracked by Morgan Stanley Capital International.
  . The unmanaged Lipper International Fund Index represents an average of the 30 largest international funds tracked by Lipper, Inc., an independent mutual fund performance monitor, and is considered representative of international stocks.
  . The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500 --registered trademark-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
  . The fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the fund may deviate significantly from the performance of the indexes.
  . A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.
OTHER INFORMATION
  . The returns shown in the Management's Discussion of Fund Performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
  . Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's Form N-Q filings are available on the SEC's Web site at http://www.sec.gov. Copies of the fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the fund are 811-6463 and 33-44611. The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at AIMinvestments.com.
A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the Securities and Exchange Commission's Web site, sec.gov.
Information regarding how the fund voted proxies related to its portfolio securities during the 12 months ended 6/30/04 is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select your fund from the drop-down menu.
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE
AIMINVESTMENTS.COM
TO OUR SHAREHOLDERS

                   DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF FUNDS --registered trademark-- :
                   NEW BOARD CHAIRMAN
                   It is our pleasure to introduce you to Bruce Crockett, the new Chairman of the Board of Trustees of
     [GRAHAM       the AIM Funds. Bob Graham has served as Chairman of the Board of Trustees of the AIM Funds ever
      PHOTO]       since Ted Bauer retired from that position in 2000. However, as you may be aware, the U.S. Securities and Exchange Commission recently adopted a rule requiring that an independent fund trustee, meaning a trustee who is not an officer of the fund's investment advisor, serve as chairman of the
 ROBERT H. GRAHAM  funds' Board. In addition, a similar provision was included in the terms of AIM Advisors' recent settlements with certain regulators. Accordingly, the AIM Funds' Board recently elected Mr. Crockett, one of the fourteen independent trustees on the AIM Funds' Board, as Chairman. His appointment became effective on October 4, 2004. Mr. Graham will remain on the funds' Board, as will Mark
                   Williamson, President and Chief Executive Officer of AIM. Mr. Graham will also remain Chairman of
                   AIM Investments --registered trademark--.
                     Mr. Crockett has been a member of the AIM Funds' board since 1992, when AIM acquired certain funds that had been advised by CIGNA. He had been a member of the board of those funds since
   [WILLIAMSON     1978. Mr. Crockett has more than 30 years of experience in finance and general management and has
      PHOTO]       been Chairman of Crockett Technologies Associates since 1996. He is the first independent chairman of the funds' board in AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of fund shareholders, and we at AIM share that commitment.
MARK H. WILLIAMSON MARKET CONDITIONS DURING THE FISCAL YEAR
                   Virtually every equity index, domestic and foreign, produced positive returns for the fiscal year ended
                   October 31, 2004. Domestically, the S&P 500 Index was up 9.41% for the year. Globally, the MSCI
    [CROCKETT      World Index advanced more than 13%. However, a goodly portion of this positive performance was
      PHOTO]       achieved during 2003. Year to date as of October 31, the S&P 500 Index was up just over 3%, the
                   MSCI World Index just about 5%. In the pages that follow, you will find a more detailed discussion of the market conditions that affected your fund during the fiscal year.
BRUCE L. CROCKETT    While it is agreeable to report positive market performance for the year covered by this report, as ever, we encourage our shareholders to look past short-term performance and focus on their long-term investment goals. Over the short term, the one sure thing about the investment markets is their unpredictability. Over the long term, equities have produced very attractive returns. For the 25-year period ended October 31, 2004, the S&P 500 Index averaged 13.50% growth per year and the MSCI
                   World Index averaged 11.16%. While past performance cannot guarantee future results, we believe staying invested for the long term offers the best opportunity for capital growth.
                   YOUR FUND
                   The following pages of this report provide an explanation of how your fund was managed during the fiscal year, how it performed in comparison to various benchmarks, and a presentation of its long-term performance. We hope you find this information helpful. Current information about your fund and about the markets in general is always available on our Web site, AIMinvestments.com.
                     As always, AIM remains committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

                   Sincerely,
                   /s/ ROBERT H. GRAHAM                                 /s/ MARK H. WILLIAMSON
                   ----------------------------------                   -----------------------------
                   Robert H. Graham                                     Mark H. Williamson
                   Chairman, AIM Investments                            CEO & President, AIM Investments
                   President & Vice Chairman, AIM Funds                 Trustee, AIM Funds
                   December 16, 2004
                   AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and
                   A I M Capital Management, Inc. are the investment advisors, and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
FUND'S RIGOROUS SELECTION CRITERIA PRODUCED STRONG RETURNS
AIM International Core Equity Fund's Investor Class shares returned 20.84% for the fiscal year ended October 31, 2004. Investor Class shares have no front-end or contingent deferred sales charges; therefore, performance is at net asset value. Results for the fund's other share classes and for its benchmark indexes are shown in the table on page 3.
   The fund outperformed both its peer group and its broad market index for the period. Comparable funds, as measured by the Lipper International Fund Index, returned 16.54%. The broad market for foreign stocks, as represented by the
MSCI EAFE Index, had a total return of 18.84%.
   The fund's outperformance of its benchmarks resulted primarily from favorable stock selection. Additionally, the dollar's decline against the euro, the British pound and several other foreign currencies gave a boost to the fund's returns from holdings denominated in those currencies.
MARKET CONDITIONS
Despite the negative impact of higher oil prices, foreign markets produced positive results for the fiscal year. The international market (MSCI EAFE
Index) returned 18.44%, twice the 9.41% return of the U.S. market (S&P 500 Index). Most of the gains by world markets were produced in late 2003 and early 2004 as high commodity prices, geopolitical concerns and U.S. election uncertainty took their toll in the second half of the reporting period. Conditions varied, however, by region and country.
   European markets produced some of the best regional returns during the fiscal year. In fact, all 16 countries that comprise the MSCI Europe Index posted positive returns (in U.S. dollars). Economic recovery, albeit subdued compared to other areas of the world, continued in the euro zone--the 12 countries that use the euro as their currency--with economic growth rates the strongest for the area in some time. Euro zone countries were divergent in their domestic consumption rates, with higher growth in France and Spain and weaker demand in Italy and Germany. In the United Kingdom, private consumption remained strong, buoyed by sustained income growth and rising housing wealth.
   Export growth and domestic demand fueled the Australian and Canadian economies. Both countries' stock markets registered double-digit gains for the fiscal year, with Australian stocks setting new highs late in October.
   Despite pockets of strength, the U.S. dollar proved weak compared to many foreign currencies, including the Canadian dollar, Australian dollar, Japanese yen, euro and British pound.
   The energy and utilities sectors produced the highest returns for international markets; information technology was the worst-performing sector and the only sector to produce negative returns.
YOUR FUND
The primary focus of our investment strategy continued to be stock selection, driven by precise financial research criteria, rather than macro or sector considerations.
   Accordingly, we continued to invest in well-established companies, conducting bottom-up research on the individual firms and favoring the stocks of companies with strong balance sheets and a history of earnings stability. This has been a very good year for such companies. They were neglected by the market during much of 2003, and we found some very attractive opportunities for investment at good prices. As these companies came back into favor in the market in 2004, they gained value.
   While maintaining a consistent investment discipline through varying market conditions, we took advantage of some opportunities that arose. Our position in energy was overweight compared to the index. As prices for energy stocks rose with the price of oil, we sold some of these holdings to take profits.
   The financials sector made the largest contribution to fund performance for the fiscal year. This sector was underweighted in the fund compared to the MSCI EAFE Index, but financials' rate of return for the fund was
--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
By sector
                                  [PIE CHART]

        Consumer Staples                                            9.6%
        Materials                                                   8.1%
        Information Technology                                      8.0%
        Industrials                                                 7.8%
        Telecommunication Services                                  7.8%
        Utilities                                                   3.9%
        Money Market Funds Plus Other Assets Less Liabilities       1.9%
        Financials                                                 21.1%
        Consumer Discretionary                                     12.4%
        Health Care                                                 9.8%
        Energy                                                      9.6%




    TOP 10 EQUITY HOLDINGS*
     1. Danske Bank A.S.                                            2.4%
     2. Nokia Oyj                                                   2.3
     3. Compagnie Generale des Etablissements Michelin-Class B      2.3
     4. Takeda Pharmaceutical Co. Ltd.                              2.3
     5. Royal Bank of Scotland Group PLC                            2.2
     6. Diageo PLC                                                  2.1
     7. GlaxoSmithKline PLC-ADR                                     2.0
     8. Cadbury Schweppes PLC                                       1.9
     9. BP PLC                                                      1.8
    10. Eni S.p.A.-ADR                                              1.8
    TOP 10 INDUSTRIES*
     1. Diversified Banks                                          12.0%
     2. Pharmaceuticals                                             9.0
     3. Integrated Oil & Gas                                        8.6
     4. Integrated Telecommunication Services                       7.8
     5. Packaged Foods & Meats                                      4.0
     6. Electric Utilities                                          3.9
     7. Paper Products                                              2.6
     8. Life & Health Insurance                                     2.6
     9. Specialty Chemicals                                         2.6
    10. Consumer Electronics                                        2.4

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
*  Excluding money market fund holdings.
--------------------------------------------------------------------------------
higher, indicating favorable stock selection. The second largest contributor was energy. Its rate of return for the fund was also higher, and the fund's overweight position in energy further boosted this sector's total contribution to fund performance. The fund's rate of return on industrials was nearly double that of the index, but as its weighting was smaller, its total contribution to fund results was less.
   The information technology sector made the smallest contribution to fund results but remained positive. Returns on the fund's holdings in this sector also significantly outpaced those in the index, again indicating favorable stock selection.
   Individual holdings that contributed to fund performance included the following:
  . Italian oil and gas company Eni had a good year to date for sales, earnings and profits, and reported a 75% jump in third-quarter net income.
  . The stock of Danish financial services firm Danske Bank showed strong one-year returns, supported by a 10% increase in the company's core earnings for the first nine months of 2004.
  Holdings that detracted from fund performance included:
  . Finland-based Nokia underperformed throughout the first half of 2004 because of declining margins due to increased competition. We retained our position in Nokia because we consider the balance sheet exceptionally strong, and the stock trades at values we find very attractive.
  . The stock of Japan's NEC Electronics dropped when the firm had to cut its forecast for the year ending March 2005 because of a drop in demand among its clients for microchips, the company's mainstay. However, we retained a position in the stock, as the company's fundamentals remain strong, and we believe that microchip demand will recover.
IN CLOSING
The fund remained committed to its disciplined stock selection criteria, which favor equities of well-established, financially sound companies diversified across sectors and countries. We are pleased by the fund's performance over the past fiscal year, and we thank you for your continued investment in AIM International Core Equity Fund.
The views and opinions expressed in Management's Discussion of Fund Performance are those of A I M Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the fund. Statements of fact are from sources considered reliable, but A I M Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
The fund is team managed by INVESCO Global Asset Management (N.A.), Inc.
         See important fund and index disclosures inside front cover.
--------------------------------------------------------------------------------

                            TOP 10 COUNTRIES*
                             1. Japan          20.4%
                             2. United Kingdom 20.0
                             3. Switzerland     9.5
                             4. Netherlands     9.1
                             5. France          5.7
                             6. Finland         4.9
                             7. Italy           3.0
                             8. Germany         3.0
                             9. Sweden          2.9
                            10. Denmark         2.4

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FUND VS. INDEXES
Total returns, 10/31/03-10/31/04, excluding applicable sales charges. If sales charges were included, returns would be lower.

                 Class A Shares                           20.78%
                 Class B Shares                           20.04
                 Class C Shares                           20.25
                 Class R Shares**                         18.49
                 Investor Class Shares                    20.84
                 MSCI EAFE
                 (Broad Market and Style-specific Index)  18.84
                 Lipper International Fund Index
                 (Peer Group Index)                       16.54
                 Source: Lipper, Inc.
                 **Cumulative return since inception on 11/24/03

--------------------------------------------------------------------------------

                    TOTAL NET ASSETS          $183.8 million
                    TOTAL NUMBER OF HOLDINGS*             82

*  Excluding money market fund holdings
--------------------------------------------------------------------------------
                             [RIGHT ARROW GRAPHIC]
For a presentation of your fund's long-term performance record, please turn to page 5.
INFORMATION ABOUT YOUR FUND'S EXPENSES
CALCULATING YOUR ONGOING FUND EXPENSES
EXAMPLE
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2004 - October 31, 2004.
ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of the other funds.
   Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
--------------------------------------------------------------------------------

                                                             HYPOTHETICAL
                                     ACTUAL           (5% annual return before expenses)
                           -------------------------- ----------------------------------
         Beginning Account Ending Account  Expenses   Ending Account      Expenses
               Value           Value      Paid During     Value          Paid During
             (5/1/04)      (10/31/04)/1/   Period/2/    (10/31/04)        Period/2/
         ----------------- -------------- ----------- --------------     -----------
Class A      $1,000.00       $1,075.70      $ 9.24      $1,016.24          $ 8.97
Class B       1,000.00        1,073.00       12.61       1,012.97           12.25
Class C       1,000.00        1,072.30       12.61       1,012.97           12.25
Class R       1,000.00        1,074.60       10.01       1,015.48            9.73
Investor      1,000.00        1,076.90        8.72       1,016.74            8.47

/1/ The actual ending account value is based on the actual total return of the fund for the period May 1, 2004, to October 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of
     5% before expenses. The actual cumulative return at net asset value for the period May 1, 2004, to October 31, 2004, was 7.57%, 7.30%, 7.23%,
     7.46% and 7.69% for Class A, B, C, R and Investor Class shares, respectively.
/2/ Expenses are equal to the fund's annualized expense ratio (1.77%, 2.42%, 2.42%, 1.92% and 1.67% for Class A, B, C, R and Investor Class shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
--------------------------------------------------------------------------------

                        [ARROW For More Information Visit
                        BUTTON     AIMinvestments.com
                        IMAGE]

LONG-TERM PERFORMANCE
YOUR FUND'S LONG-TERM PERFORMANCE
Past performance cannot guarantee comparable future results.
   Your fund's total return includes reinvested distributions, applicable sales charges, fund expenses and management fees. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the indexes does not reflect the effects of taxes.
   In evaluating this chart, please note that the chart uses a logarithmic scale along the vertical axis (the value scale). This means that each scale increment always represents the same percent change in price; in a linear chart each scale increment always represents the same absolute change in price. In this example, the scale increment between $5,000 and $10,000 is the same as that between $10,000 and $20,000. In a linear chart, the latter scale increment would be twice as large. The benefit of using a logarithmic scale is that it better illustrates performance during the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers. Had the chart used a linear scale along its vertical axis, you would not be able to see as clearly the movements in the value of the fund and the indexes during the fund's early years. We use a logarithmic scale in financial reports of funds that have more than five years of performance history.
RESULTS OF A $10,000 INVESTMENT
10/28/98-10/31/04.
Index results are from 10/31/98.
                               [MOUNTAIN CHART]

                         AIM International      Lipper
                         Core Equity Fund    International MSCI EAFE
               Date    Investor Class Shares  Fund Index     Index
               ----    ---------------------  ----------     -----
            10/28/1998         10000
              10/98            10020             10000       10000
              11/98            10340             10501       10512
              12/98            10650             10759       10927
              01/99            10429             10825       10895
              02/99            10109             10546       10635
              03/99            10379             10897       11079
              04/99            10589             11405       11528
              05/99            10329             10981       10934
              06/99            10680             11502       11361
              07/99            10780             11759       11698
              08/99            10850             11852       11741
              09/99            10840             11890       11859
              10/99            11199             12305       12303
              11/99            11686             13207       12731
              12/99            13146             14830       13873
              01/00            12043             13962       12992
              02/00            12486             14883       13342
              03/00            12682             14922       13859
              04/00            12002             13975       13130
              05/00            11919             13591       12809
              06/00            12620             14220       13310
              07/00            12126             13759       12752
              08/00            12424             13992       12862
              09/00            11672             13177       12236
              10/00            11497             12729       11947
              11/00            11103             12192       11499
              12/00            11555             12647       11908
              01/01            11950             12722       11902
              02/01            11239             11829       11009
              03/01            10540             10997       10276
              04/01            11273             11666       10990
              05/01            11070             11384       10602
              06/01            10686             11062       10168
              07/01            10392             10775        9983
              08/01            10200             10559        9730
              09/01             9208              9408        8745
              10/01             9228              9663        8969
              11/01             9623             10024        9299
              12/01             9668             10203        9354
              01/02             9352              9791        8857
              02/02             9566              9928        8920
              03/02            10120             10453        9445
              04/02            10391             10526        9464
              05/02            10572             10677        9584
              06/02            10154             10256        9203
              07/02             9092              9232        8294
              08/02             9160              9239        8275
              09/02             8054              8244        7387
              10/02             8303              8672        7784
              11/02             8720              9082        8137
              12/02             8529              8792        7863
              01/03             8156              8470        7535
              02/03             7930              8219        7362
              03/03             7783              8018        7218
              04/03             8461              8811        7925
              05/03             8913              9377        8405
              06/03             9026              9599        8608
              07/03             9218              9868        8817
              08/03             9388             10153        9030
              09/03             9523             10357        9308
              10/03             9998             10974        9888
              11/03            10311             11195       10108
              12/03            11106             11956       10898
              01/04            11220             12213       11052
              02/04            11492             12493       11307
              03/04            11436             12553       11370
              04/04            11220             12179       11113
              05/04            11311             12172       11137
              06/04            11696             12418       11395
              07/04            11322             12011       11025
              08/04            11356             12075       11074
              09/04            11663             12396       11363
              10/04            12080             12789       11751

                                                           Source: Lipper, Inc.
AVERAGE ANNUAL TOTAL RETURNS
As of 10/31/04, including applicable sales charges

                          CLASS A SHARES
                          Inception (3/28/02)    4.36%
                          1 Year                14.12
                          CLASS B SHARES
                          Inception (3/28/02)    5.19%
                          1 Year                15.04
                          CLASS C SHARES
                          Inception (2/14/00)   -1.49%
                          1 Year                19.25
                          CLASS R SHARES*
                          Inception (11/24/03)  18.49%
                          INVESTOR CLASS SHARES
                          Inception (10/28/98)   3.19%
                          5 Years                1.53
                          1 Year                20.84

As required by industry regulations, we also present long-term performance for the period ended 9/30/04, the most recent calendar quarter end.
AVERAGE ANNUAL TOTAL RETURNS
As of 9/30/04, most recent calendar quarter-end, including applicable sales charges

                          CLASS A SHARES
                          Inception (3/28/02)    3.07%
                          1 Year                15.58
                          CLASS B SHARES
                          Inception (3/28/02)    3.87%
                          1 Year                16.53
                          CLASS C SHARES
                          Inception (2/14/00)   -2.26%
                          1 Year                20.85
                          CLASS R SHARES*
                          Inception (11/24/03)  14.43%
                          INVESTOR CLASS SHARES
                          Inception (10/28/98)   2.63%
                          5 Years                1.47
                          1 Year                22.47

*  Cumulative return that has not been annualized.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
   Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Investor
Class shares do not have a front-end sales charge or CDSC; therefore, performance shown is at net asset value.
   The performance of the fund's share classes will differ due to different sales charge structures and class expenses.
   Had the advisor not waived fees and/or reimbursed expenses, performance would have been lower.
   A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the fund within 30 days of purchase. Exceptions to the redemption fee are listed in the fund's prospectus.
SUPPLEMENT TO ANNUAL REPORT DATED 10/31/04
AIM INTERNATIONAL CORE EQUITY FUND
(Formerly INVESCO International Core Equity Fund)
INSTITUTIONAL CLASS SHARES
The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.
TOTAL RETURN
For period ended 10/31/04
                Inception (4/30/04)              7.97%*
*  Cumulative total return that has not been annualized
TOTAL RETURN
For period ended 9/30/04
                Inception (4/30/04)              4.19%*
*  Cumulative total return that has not been annualized
Institutional Class shares have no sales charge; therefore, performance is at net asset value. Performance of Institutional Class shares will differ from performance of other share classes due to differing sales charges and class expenses.
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your fund prospectus for more information. For the most current month-end performance, please call 800-525-8085 or visit AIMinvestments.com.
Over for information on your fund's expenses.
FOR INSTITUTIONAL INVESTOR USE ONLY
This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.
 AIMINVESTMENTS.COM            [YOUR GOALS. OUR
 I-ICE-INS-1 10/04               SOLUTIONS.]          [AIM INVESTMENTS LOGO]
                           - REGISTERED TRADEMARK -  - REGISTERED TRADEMARK -
INFORMATION ABOUT YOUR FUND'S EXPENSES
CALCULATING YOUR ONGOING FUND EXPENSES
EXAMPLE
As a shareholder of the fund, you incur ongoing costs, including management fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2004, to October 31, 2004. ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of the other funds.
   Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
--------------------------------------------------------------------------------

                                                                        HYPOTHETICAL
                                                ACTUAL           (5% annual return before expenses)
                                      -------------------------- ----------------------------------
                    Beginning Account Ending Account  Expenses   Ending Account      Expenses
                          Value           Value      Paid During     Value          Paid During
                       (05/01/04)     (10/31/04)/1/   Period/2/    (10/31/04)        Period/2/
                    ----------------- -------------- ----------- --------------     -----------
Institutional Class     $1,000.00       $1,079.70       $5.59      $1,019.76           $5.43

/1/ The actual ending account value is based on the actual total return of the fund for the period May 1, 2004, to October 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of
     5% before expenses. The actual cumulative return at net asset value for the period May 1, 2004, to October 31, 2004, was 7.97% for the Institutional Class shares.
/2/ Expenses are equal to the fund's annualized expense ratio, 1.07% for the Institutional Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
--------------------------------------------------------------------------------
AIMINVESTMENTS.COM I-ICE-INS-1 10/04
FINANCIALS
SCHEDULE OF INVESTMENTS
October 31, 2004

                                                                      MARKET
                                                           SHARES     VALUE
-------------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
 INTERESTS-98.05%
AUSTRALIA-1.62%
National Australia Bank Ltd. (Diversified Banks)/(a)(b)/    87,500 $  1,854,907
-------------------------------------------------------------------------------
National Australia Bank Ltd.-ADR (Diversified Banks)/(a)/   10,600    1,120,950
-------------------------------------------------------------------------------
                                                                      2,975,857
-------------------------------------------------------------------------------
BELGIUM-1.18%
Belgacom S.A. (Integrated Telecommunication Services)/(c)/  58,900    2,170,526
-------------------------------------------------------------------------------
CANADA-2.21%
BCE Inc. (Integrated Telecommunication Services)/(a)/       92,900    2,157,928
-------------------------------------------------------------------------------
EnCana Corp. (Oil & Gas Exploration & Production)/(a)/      38,200    1,894,474
-------------------------------------------------------------------------------
                                                                      4,052,402
-------------------------------------------------------------------------------
CHINA-0.99%
China Life Insurance Co., Ltd.-ADR (Life & Health
 Insurance)/(a)(c)/                                         68,300    1,809,950
-------------------------------------------------------------------------------
DENMARK-2.41%
Danske Bank A.S. (Diversified Banks)/(a)(b)/               157,700    4,427,616
-------------------------------------------------------------------------------
FINLAND-4.93%
Nokia Oyj (Communications Equipment)/(b)/                  272,700    4,223,319
-------------------------------------------------------------------------------
Stora Enso Oyj -- Class R (Paper Products)/(b)/            209,200    2,994,878
-------------------------------------------------------------------------------
UPM-Kymmene Oyj (Paper Products)/(b)/                       93,100    1,850,229
-------------------------------------------------------------------------------
                                                                      9,068,426
-------------------------------------------------------------------------------
FRANCE-5.67%
Compagnie Generale des Etablissements Michelin  --
  Class B (Tires & Rubber)/(a)(b)/                          76,539    4,192,497
-------------------------------------------------------------------------------
Societe Generale-ADR (Diversified Banks)/(a)(d)/           164,000    3,033,295
-------------------------------------------------------------------------------
Total S.A.-ADR (Integrated Oil & Gas)/(a)/                  30,590    3,189,925
-------------------------------------------------------------------------------
                                                                     10,415,717
-------------------------------------------------------------------------------
GERMANY-3.00%
BASF A.G. (Diversified Chemicals)/(b)/                      22,000    1,381,801
-------------------------------------------------------------------------------
BASF A.G.-ADR (Diversified Chemicals)                       40,450    2,541,474
-------------------------------------------------------------------------------
Deutsche Bank A.G. (Diversified Capital Markets)/(a)(b)/     8,900      678,949
-------------------------------------------------------------------------------
Deutsche Bank A.G. (Diversified Capital Markets)/(a)/       11,900      906,185
-------------------------------------------------------------------------------
                                                                      5,508,409
-------------------------------------------------------------------------------
HONG KONG-1.44%
Cheung Kong (Holdings) Ltd. (Real Estate Management &
 Development)/(b)/                                         108,000      894,503
-------------------------------------------------------------------------------
Hutchison Whampoa Ltd. (Industrial Conglomerates)/(b)/     228,100    1,751,818
-------------------------------------------------------------------------------
                                                                      2,646,321
-------------------------------------------------------------------------------

                                                                      MARKET
                                                           SHARES     VALUE
-------------------------------------------------------------------------------
ITALY-3.03%
Enel S.p.A. (Electric Utilities)/(b)/                      252,900 $  2,297,178
-------------------------------------------------------------------------------
Eni S.p.A.-ADR (Integrated Oil & Gas)/(a)/                  28,650    3,278,419
-------------------------------------------------------------------------------
                                                                      5,575,597
-------------------------------------------------------------------------------
JAPAN-20.40%
Canon Inc. (Office Electronics)/(b)/                        19,000      940,375
-------------------------------------------------------------------------------
Canon Inc.-ADR (Office Electronics)                         35,560    1,760,220
-------------------------------------------------------------------------------
East Japan Railway Co. (Railroads)/(b)/                        315    1,659,557
-------------------------------------------------------------------------------
Eisai Co., Ltd. (Pharmaceuticals)/(b)/                      54,700    1,578,084
-------------------------------------------------------------------------------
Fuji Photo Film Co., Ltd. (Photographic Products)/(a)(b)/   44,000    1,497,767
-------------------------------------------------------------------------------
Fuji Photo Film Co., Ltd.-ADR (Photographic Products)       83,150    2,828,763
-------------------------------------------------------------------------------
Hitachi, Ltd.-ADR (Electronic Equipment
 Manufacturers)/(a)/                                        26,625    1,668,056
-------------------------------------------------------------------------------
Ito-Yokado Co., Ltd. (Hypermarket & Super Centers)/(b)/     45,000    1,615,545
-------------------------------------------------------------------------------
Kao Corp. (Household Products)/(b)/                        112,000    2,587,455
-------------------------------------------------------------------------------
Millea Holdings, Inc. (Property & Casualty Insurance)/(b)/     125    1,651,560
-------------------------------------------------------------------------------
NEC Electronics Corp. (Semiconductors)/(a)(b)/              34,900    1,706,254
-------------------------------------------------------------------------------
Nintendo Co., Ltd. (Home Entertainment Software)/(b)/       23,900    2,697,098
-------------------------------------------------------------------------------
Nippon Telegraph & Telephone Corp. (Integrated
 Telecommunication Services)/(b)/                              495    2,108,005
-------------------------------------------------------------------------------
Nippon Telegraph & Telephone Corp.-ADR (Integrated
 Telecommunication Services)/(a)/                           24,585      522,431
-------------------------------------------------------------------------------
Olympus Corp. (Health Care Equipment)/(a)(b)/               83,000    1,609,447
-------------------------------------------------------------------------------
Shin-Etsu Chemical Co., Ltd. (Specialty Chemicals)/(b)/     49,700    1,890,828
-------------------------------------------------------------------------------
Sony Corp.-ADR (Consumer Electronics)                       79,590    2,773,712
-------------------------------------------------------------------------------
Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)/(b)/       85,500    4,135,531
-------------------------------------------------------------------------------
Toyota Motor Corp. (Automobile Manufacturers)/(b)/          58,400    2,268,978
-------------------------------------------------------------------------------
                                                                     37,499,666
-------------------------------------------------------------------------------
MEXICO-2.14%
Fomento Economico Mexicano, S.A. de C.V.-ADR (Soft
 Drinks)/(a)/                                               21,700      956,970
-------------------------------------------------------------------------------
Telefonos de Mexico S.A. de C.V.-Series L-ADR (Integrated
 Telecommunication Services)/(a)/                           86,700    2,968,608
-------------------------------------------------------------------------------
                                                                      3,925,578
-------------------------------------------------------------------------------
NETHERLANDS-9.12%
ABN AMRO Holding N.V. (Diversified Banks)/(b)/              63,300    1,525,528
-------------------------------------------------------------------------------
Aegon N.V. (Life & Health Insurance)/(b)/                  269,100    2,969,022
-------------------------------------------------------------------------------
DSM N.V. (Specialty Chemicals)/(a)(b)/                      51,570    2,825,893
-------------------------------------------------------------------------------
ING Groep N.V.-ADR (Other Diversified Financial
 Services)                                                 110,300    2,937,289
-------------------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics N.V.-New York
 Shares (Consumer Electronics)/(a)/                         68,550    1,632,861
-------------------------------------------------------------------------------

                                                                      MARKET
                                                           SHARES     VALUE
-------------------------------------------------------------------------------
NETHERLANDS-(Continued)
Royal Dutch Petroleum Co.-New York Shares (Integrated
 Oil & Gas)/(a)/                                            39,300 $  2,131,632
-------------------------------------------------------------------------------
TPG N.V. (Air Freight & Logistics)/(b)/                    112,750    2,734,044
-------------------------------------------------------------------------------
                                                                     16,756,269
-------------------------------------------------------------------------------
NORWAY-1.05%
Statoil A.S.A. (Integrated Oil & Gas)/(a)(b)/              132,100    1,930,573
-------------------------------------------------------------------------------
PORTUGAL-1.10%
Portugal Telecom, SGPS, S.A.-ADR (Integrated
 Telecommunication Services)                               178,700    2,022,884
-------------------------------------------------------------------------------
SOUTH KOREA-2.39%
Kookmin Bank (Diversified Banks)/(b)/                       30,300    1,016,108
-------------------------------------------------------------------------------
Korea Electric Power Corp.-ADR (Electric Utilities)/(a)/    90,408    1,037,884
-------------------------------------------------------------------------------
KT Corp.-ADR (Integrated Telecommunication
 Services)/(a)/                                            126,600    2,337,036
-------------------------------------------------------------------------------
                                                                      4,391,028
-------------------------------------------------------------------------------
SPAIN-2.01%
Endesa, S.A.-ADR (Electric Utilities)                       90,900    1,856,178
-------------------------------------------------------------------------------
Repsol YPF, S.A.-ADR (Integrated Oil & Gas)                 85,200    1,846,284
-------------------------------------------------------------------------------
                                                                      3,702,462
-------------------------------------------------------------------------------
SWEDEN-2.92%
Ainax A.B. (Construction & Farm Machinery & Heavy
 Trucks)/(a)(c)/                                                 2           72
-------------------------------------------------------------------------------
Nordea Bank A.B. (Diversified Banks)/(b)/                  262,300    2,279,102
-------------------------------------------------------------------------------
Volvo A.B. -- Class B (Construction & Farm Machinery &
 Heavy Trucks)/(a)(b)/                                      80,900    3,079,403
-------------------------------------------------------------------------------
                                                                      5,358,577
-------------------------------------------------------------------------------
SWITZERLAND-9.48%
Compagnie Financiere Richemont A.G. -- Class A
 (Apparel, Accessories & Luxury Goods)/(b)(e)/              69,500    1,980,856
-------------------------------------------------------------------------------
Credit Suisse Group (Diversified Capital Markets)/(b)/      76,600    2,634,839
-------------------------------------------------------------------------------
Nestle S.A. (Packaged Foods & Meats)/(b)/                    6,500    1,544,514
-------------------------------------------------------------------------------
Nestle S.A.-ADR (Packaged Foods & Meats)/(d)/               38,850    2,289,788
-------------------------------------------------------------------------------
Novartis A.G. (Pharmaceuticals)/(b)/                        32,600    1,567,253
-------------------------------------------------------------------------------
Novartis A.G.-ADR (Pharmaceuticals)/(a)/                    62,500    3,000,625
-------------------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)/(b)/                   21,725    2,230,978
-------------------------------------------------------------------------------
Zurich Financial Services A.G. (Multi-Line Insurance)/(b)/  15,236    2,181,470
-------------------------------------------------------------------------------
                                                                     17,430,323
-------------------------------------------------------------------------------

                                                                     MARKET
                                                         SHARES      VALUE
 ------------------------------------------------------------------------------
 TAIWAN-0.93%
 Taiwan Semiconductor Manufacturing Co. Ltd.-ADR
  (Semiconductors)                                        225,400 $  1,706,278
 ------------------------------------------------------------------------------
 UNITED KINGDOM-20.03%
 Anglo American PLC (Diversified Metals & Mining)/(b)/     59,100    1,302,213
 ------------------------------------------------------------------------------
 BAA PLC (Airport Services)/(b)/                          178,000    1,876,702
 ------------------------------------------------------------------------------
 BAE SYSTEMS PLC (Aerospace & Defense)/(b)/               726,900    3,188,007
 ------------------------------------------------------------------------------
 Boots Group PLC (Drug Retail)/(b)/                        97,200    1,175,718
 ------------------------------------------------------------------------------
 BP PLC (Integrated Oil & Gas)/(b)/                       342,600    3,331,036
 ------------------------------------------------------------------------------
 Cadbury Schweppes PLC (Packaged Foods & Meats)/(b)/      426,200    3,556,931
 ------------------------------------------------------------------------------
 Diageo PLC (Distillers & Vintners)/(b)/                  287,100    3,851,193
 ------------------------------------------------------------------------------
 GlaxoSmithKline PLC (Pharmaceuticals)/(b)/                17,500      369,079
 ------------------------------------------------------------------------------
 GlaxoSmithKline PLC-ADR (Pharmaceuticals)/(a)/            85,000    3,604,000
 ------------------------------------------------------------------------------
 HSBC Holdings PLC-ADR (Diversified Banks)/(a)/            34,400    2,787,432
 ------------------------------------------------------------------------------
 Kingfisher PLC (Home Improvement Retail)/(b)/            458,000    2,548,493
 ------------------------------------------------------------------------------
 Reed Elsevier PLC (Publishing)/(b)/                      350,400    3,137,968
 ------------------------------------------------------------------------------
 Royal Bank of Scotland Group PLC (Diversified
  Banks)/(b)/                                             137,000    4,044,717
 ------------------------------------------------------------------------------
 Scottish Power PLC (Electric Utilities)/(b)/             252,100    2,043,575
 ------------------------------------------------------------------------------
                                                                    36,817,064
 ------------------------------------------------------------------------------
     Total Foreign Stocks & Other Equity Interests
      (Cost $140,715,153)                                          180,191,523
 ------------------------------------------------------------------------------
 MONEY MARKET FUNDS-1.90%
 Premier Portfolio (Cost $3,494,279)/(f)/               3,494,279    3,494,279
 ------------------------------------------------------------------------------
 TOTAL INVESTMENTS-99.95% (excluding investments
  purchased with cash collateral from securities
  loaned) (Cost $144,209,432)                                      183,685,802
 ------------------------------------------------------------------------------
 INVESTMENTS PURCHASED WITH CASH
  COLLATERAL FROM SECURITIES LOANED
 MONEY MARKET FUNDS-21.19%
 PREMIER PORTFOLIO/(f)(g)/                             38,945,109   38,945,109
 ------------------------------------------------------------------------------
     Total Money Market Funds (purchased with cash
      collateral from securities loaned)
      (Cost $38,945,109)                                            38,945,109
 ------------------------------------------------------------------------------
 TOTAL INVESTMENTS-121.14% (Cost $183,154,541)                     222,630,911
 ------------------------------------------------------------------------------
 OTHER ASSETS LESS LIABILITIES-(21.14%)                            (38,843,739)
 ------------------------------------------------------------------------------
 NET ASSETS-100.00%                                               $183,787,172
 ------------------------------------------------------------------------------

Investment Abbreviations:

ADR- American Depositary Receipt

Notes to Schedule of Investments:
(a) All or a portion of this security has been pledged as collateral for security lending transactions at October 31, 2004.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at October 31, 2004 was $115,419,396, which represented 51.84% of the Fund's Total Investments. See
    Note 1A.
(c) Non-income producing security.
(d) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at October 31, 2004 was $5,323,083, which represented 2.39% of the Fund's Total Investments. See Note 1A.
(e) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes a participation certificate of the issuer.
(f) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(g) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.
See accompanying notes which are an integral part of the financial statements. STATEMENT OF ASSETS AND LIABILITIES
October 31, 2004

ASSETS:
Investments, at market value (cost $140,715,153)*                 $180,191,523
-------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $42,439,388)     42,439,388
-------------------------------------------------------------------------------
    Total investments (cost $183,154,541)                          222,630,911
-------------------------------------------------------------------------------
Foreign currencies, at value (cost $795)                                 1,257
-------------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                                     636,481
-------------------------------------------------------------------------------
  Dividends                                                            293,191
-------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans       44,493
-------------------------------------------------------------------------------
Other assets                                                            54,058
-------------------------------------------------------------------------------
    Total assets                                                   223,660,391
-------------------------------------------------------------------------------
LIABILITIES:
Payables for:
  Investments purchased                                                318,027
-------------------------------------------------------------------------------
  Fund shares reacquired                                               221,202
-------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                    51,855
-------------------------------------------------------------------------------
  Collateral upon return of securities loaned                       38,945,109
-------------------------------------------------------------------------------
Accrued distribution fees                                               75,696
-------------------------------------------------------------------------------
Accrued trustees' fees                                                   1,365
-------------------------------------------------------------------------------
Accrued transfer agent fees                                            167,206
-------------------------------------------------------------------------------
Accrued operating expenses                                              92,759
-------------------------------------------------------------------------------
    Total liabilities                                               39,873,219
-------------------------------------------------------------------------------
Net assets applicable to shares outstanding                       $183,787,172
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Shares of beneficial interest                                     $155,143,928
-------------------------------------------------------------------------------
Undistributed net investment income                                  1,050,690
-------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities
 and foreign currencies                                            (11,891,437)
-------------------------------------------------------------------------------
Unrealized appreciation of investment securities and
 foreign currencies                                                 39,483,991
-------------------------------------------------------------------------------
                                                                  $183,787,172
-------------------------------------------------------------------------------

          NET ASSETS:
          Class A                                         $60,602,623
          -----------------------------------------------------------
          Class B                                         $23,811,520
          -----------------------------------------------------------
          Class C                                         $36,489,569
          -----------------------------------------------------------
          Class R                                         $ 2,117,656
          -----------------------------------------------------------
          Investor Class                                  $44,344,503
          -----------------------------------------------------------
          Institutional Class                             $16,421,301
          -----------------------------------------------------------
          SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
           UNLIMITED NUMBER OF SHARES AUTHORIZED:
          Class A                                           5,761,151
          -----------------------------------------------------------
          Class B                                           2,282,309
          -----------------------------------------------------------
          Class C                                           3,568,670
          -----------------------------------------------------------
          Class R                                             201,505
          -----------------------------------------------------------
          Investor Class                                    4,168,672
          -----------------------------------------------------------
          Institutional Class                               1,555,250
          -----------------------------------------------------------
          Class A:
            Net asset value per share                     $     10.52
          -----------------------------------------------------------
            Offering price per share:
              (Net asset value of $10.52 / 94.50%)        $     11.13
          -----------------------------------------------------------
          Class B:
            Net asset value and offering price per share  $     10.43
          -----------------------------------------------------------
          Class C:
            Net asset value and offering price per share  $     10.22
          -----------------------------------------------------------
          Class R:
            Net asset value and offering price per share  $     10.51
          -----------------------------------------------------------
          Investor Class:
            Net asset value and offering price per share  $     10.64
          -----------------------------------------------------------
          Institutional Class:
            Net asset value and offering price per share  $     10.56
          -----------------------------------------------------------

* At October 31, 2004, securities with an aggregate market value of $37,763,490 were on loan to brokers.
See accompanying notes which are an integral part of the financial statements. STATEMENT OF OPERATIONS
For the year ended October 31, 2004

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $609,058)                                        $ 4,520,571
----------------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (including security lending income of $133,106)*     165,006
----------------------------------------------------------------------------------------------------------
    Total investment income                                                                     4,685,577
----------------------------------------------------------------------------------------------------------
EXPENSES:
Advisory fees                                                                                   1,264,410
----------------------------------------------------------------------------------------------------------
Administrative services fees                                                                       72,949
----------------------------------------------------------------------------------------------------------
Custodian fees                                                                                    111,992
----------------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                         196,657
----------------------------------------------------------------------------------------------------------
  Class B                                                                                         223,210
----------------------------------------------------------------------------------------------------------
  Class C                                                                                         360,934
----------------------------------------------------------------------------------------------------------
  Class R                                                                                           7,603
----------------------------------------------------------------------------------------------------------
  Investor Class                                                                                  122,109
----------------------------------------------------------------------------------------------------------
Transfer agent fees:
  Class A                                                                                         258,512
----------------------------------------------------------------------------------------------------------
  Class B                                                                                         108,543
----------------------------------------------------------------------------------------------------------
  Class C                                                                                         145,745
----------------------------------------------------------------------------------------------------------
  Class R                                                                                           5,831
----------------------------------------------------------------------------------------------------------
  Investor Class                                                                                  297,706
----------------------------------------------------------------------------------------------------------
  Institutional Class                                                                               2,395
----------------------------------------------------------------------------------------------------------
Trustees' fees and retirement benefits                                                             16,527
----------------------------------------------------------------------------------------------------------
Other                                                                                             303,337
----------------------------------------------------------------------------------------------------------
    Total expenses                                                                              3,498,460
----------------------------------------------------------------------------------------------------------
Less:Fees waived, expenses reimbursed and expense offset arrangement                              (60,651)
----------------------------------------------------------------------------------------------------------
    Net expenses                                                                                3,437,809
----------------------------------------------------------------------------------------------------------
Net investment income                                                                           1,247,768
----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES AND FOREIGN CURRENCIES:
Net realized gain (loss) from:
  Investment securities                                                                        11,181,881
----------------------------------------------------------------------------------------------------------
  Foreign currencies                                                                             (213,010)
----------------------------------------------------------------------------------------------------------
                                                                                               10,968,871
----------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                                        19,042,317
----------------------------------------------------------------------------------------------------------
  Foreign currencies                                                                               (5,588)
----------------------------------------------------------------------------------------------------------
                                                                                               19,036,729
----------------------------------------------------------------------------------------------------------
Net gain from investment securities and foreign currencies                                     30,005,600
----------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                          $31,253,368
----------------------------------------------------------------------------------------------------------

* Dividends from affiliated money market funds are net of income rebate paid to security lending counterparties.
See accompanying notes which are an integral part of the financial statements. STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2004 and 2003

                                                                                                            2004
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                                                                 $  1,247,768
----------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and foreign currencies                              10,968,871
----------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment securities and foreign currencies                   19,036,729
----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                  31,253,368
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                                                                   (186,438)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                    (58,073)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                   (103,958)
----------------------------------------------------------------------------------------------------------------------
  Class R                                                                                                     (3,851)
----------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                            (137,556)
----------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions                                                     (489,876)
----------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                                 48,377,188
----------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                 19,285,145
----------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                 27,251,240
----------------------------------------------------------------------------------------------------------------------
  Class R                                                                                                  1,849,400
----------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                         (11,435,203)
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                                     15,561,946
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                              100,889,716
----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets                                                                           131,653,208
----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year                                                                                       52,133,964
----------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $1,050,690 and $358,215, respectively)  $183,787,172
----------------------------------------------------------------------------------------------------------------------

                                                                                                            2003
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                                                                 $   346,947
--------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and foreign currencies                             (1,779,390)
--------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment securities and foreign currencies                  10,787,945
--------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                  9,355,502
--------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                                                                    (6,568)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                      (990)
--------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                        --
--------------------------------------------------------------------------------------------------------------------
  Class R                                                                                                        --
--------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                           (111,474)
--------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions                                                    (119,032)
--------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                                (1,891,150)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                   419,499
--------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                   905,563
--------------------------------------------------------------------------------------------------------------------
  Class R                                                                                                        --
--------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                         (1,299,347)
--------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                                            --
--------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                              (1,865,435)
--------------------------------------------------------------------------------------------------------------------
    Net increase in net assets                                                                            7,371,035
--------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year                                                                                      44,762,929
--------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $1,050,690 and $358,215, respectively)  $52,133,964
--------------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements. NOTES TO FINANCIAL STATEMENTS
October 31, 2004
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
AIM International Core Equity Fund, formerly INVESCO International Core Equity Fund, (the "Fund") is a series portfolio of AIM International Mutual Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On November 25, 2003, the Fund was restructured from a separate series of AIM International Funds, Inc. II, formerly known as INVESCO International Funds, Inc., to a new series portfolio of the Trust.
  The Fund's investment objective is to seek total return. Companies are listed in the Schedule of Investments based on the country in which they are organized.
  Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Until March 31, 2004, each class bore expenses incurred specifically on its behalf (including 12b-1 plan fees) and in addition, each class bore a portion of general expenses, based on relative net assets of each class. Effective April 1, 2004, fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the Securities and Exchange Commission, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
G. REDEMPTION FEES -- The Fund has instituted a 2% redemption fee on certain share classes that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to shares of beneficial interest by the Fund and is allocated among the share classes based on the relative net assets of each class.
H. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
I. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES
  The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund's average net assets as follows:

                     AVERAGE NET ASSETS               RATE
                     --------------------------------------
                     First $500 million               0.75%
                     --------------------------------------
                     From $500 million to $1 billion  0.65%
                     --------------------------------------
                     From $1 billion to $2 billion    0.55%
                     --------------------------------------
                     From $2 billion to $4 billion    0.45%
                     --------------------------------------
                     From $4 billion to $6 billion    0.40%
                     --------------------------------------
                     From $6 billion to $8 billion   0.375%
                     --------------------------------------
                     Over $8 billion                  0.35%
                     --------------------------------------

  For the period November 25, 2003 through October 31, 2004, the Fund paid advisory fees to AIM of $1,235,550. Prior to November 25, 2003, INVESCO Funds Group, Inc. ("IFG") served as investment advisor to the Fund under a prior investment advisory agreement. For the period November 1, 2003 through November 24, 2003, the Fund paid advisory fees under similar terms to IFG of $28,860. AIM has entered into a sub-advisory agreement with INVESCO Global Asset Management (N.A.) ("IGAM") whereby AIM pays INVESCO 40% of the fee paid by the Fund to AIM.
  AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 2.10%, 2.75%, 2.75%, 2.25% and 1.75% of average daily net assets, respectively through October 31, 2004. Additionally, the advisor has agreed to further limit the Total Annual Fund Operating Expenses of Class B shares to 2.68% through November 23, 2004. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes;
(iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended October 31, 2004, AIM waived fees of $1,544.
  For the period November 25, 2003 through October 31, 2004, AIM reimbursed class-specific expenses of the Fund of $561, $657, $1,818, $0, $0 and $0 for Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares, respectively. Prior to November 25, 2003, IFG reimbursed class-specific expenses of the Fund of $2,245, $3,512, $7,901, $0, $85 and $0 for Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares, respectively.
  For the year ended October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $25,854 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period November 25, 2003 through October 31, 2004, AIM was paid $70,562 for such services. Prior to November 25, 2003, the Trust had an administrative services agreement with IFG. For the period November 1, 2003 through November 24, 2003, under similar terms, IFG was paid $2,387 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. For the year ended October 31, 2004, the Fund paid AISI $816,337 for Class A, Class B, Class C and Class R shares and $2,395 for Institutional Class shares and reimbursed fees for the Institutional Class shares of $0. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, the Class A, Class B, Class C, Class R and
Investor Class shares paid AIM Distributors $196,657, $223,210, $360,934, $7,603, and $122,109, respectively. AIM has reimbursed $15,826 of Investor Class expenses related to an overpayment of prior period Rule 12-b1 fees paid to INVESCO Distributors, Inc., the prior distributor and an AIM affiliate.
  Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the year ended October 31, 2004, AIM Distributors advised the Fund that it retained $19,919 in front-end sales commissions from the sale of Class A shares and $9,001, $1,609, $2,485 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of AIM, AISI, IGAM and/or AIM Distributors.
NOTE 3--INVESTMENTS IN AFFILIATES
The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2004.
INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                         UNREALIZED
                  MARKET VALUE PURCHASES    PROCEEDS    APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                10/31/03    AT COST    FROM SALES  (DEPRECIATION)   10/31/04    INCOME  GAIN (LOSS)
-------------------------------------------------------------------------------------------------------
Premier Portfolio  $1,745,802  49,424,525 (47,676,048)       --        3,494,279    31,900      --
-------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                             UNREALIZED
                  MARKET VALUE  PURCHASES      PROCEEDS     APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                10/31/03     AT COST      FROM SALES   (DEPRECIATION)   10/31/04   INCOME*  GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------
Premier Portfolio     982,871   195,949,610  (157,987,372)       --        38,945,109   133,106      --
-----------------------------------------------------------------------------------------------------------
Total              $2,728,673  $245,374,135 $(205,663,420)      $--       $42,439,388  $165,006     $--
-----------------------------------------------------------------------------------------------------------

* Dividend income is net of income rebate paid to security lending counterparties.
NOTE 4--EXPENSE OFFSET ARRANGEMENT
The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2004, the Fund received credits in transfer agency fees of $648 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $648.
NOTE 5--TRUSTEES' FEES
Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.
  Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.
  Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2004, the Fund paid legal fees of $3,163 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.
NOTE 6--BORROWINGS
Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended October 31, 2004.
  Effective December 9, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended October 31, 2004.
  The Fund had available a committed Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the period until its expiration date on December 3, 2003.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.
NOTE 7--PORTFOLIO SECURITIES LOANED
The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  At October 31, 2004, securities with an aggregate value of $37,763,490 were on loan to brokers. The loans were secured by cash collateral of $38,945,109 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $133,106 for securities lending transactions.
NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS DISTRIBUTIONS TO SHAREHOLDERS:
The tax character of distributions paid during the years ended October 31, 2004 and 2003 was as follows:

                                                     2004     2003
           ---------------------------------------------------------
           Distributions paid from ordinary income $489,876 $119,032
           ---------------------------------------------------------

TAX COMPONENTS OF NET ASSETS:
As of October 31, 2004, the components of net assets on a tax basis were as follows:

                                                         2004
              ----------------------------------------------------
              Undistributed ordinary income          $  1,097,793
              ----------------------------------------------------
              Unrealized appreciation -- investments   32,757,810
              ----------------------------------------------------
              Temporary book/tax differences              (47,091)
              ----------------------------------------------------
              Capital loss carryforward                (5,165,268)
              ----------------------------------------------------
              Shares of beneficial interest           155,143,928
              ----------------------------------------------------
              Total net assets                       $183,787,172
              ----------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to tax deferral of losses on wash sales, the recognition for tax purposes of unrealized gains on passive foreign investment companies and the treatment of certain corporate actions. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $7,621.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of October 31, 2004 to utilizing $3,316,378 of capital loss carryforward in the fiscal year ended October 31, 2005.
  The Fund utilized $9,363,187 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                 CAPITAL LOSS
                 EXPIRATION                      CARRYFORWARD*
                 ---------------------------------------------
                 October 31, 2008                 $1,116,331
                 ---------------------------------------------
                 October 31, 2009                  3,338,725
                 ---------------------------------------------
                 October 31, 2010                    710,212
                 ---------------------------------------------
                 Total capital loss carryforward  $5,165,268
                 ---------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 24, 2003, the date of the reorganization of AIM International Core Equity Fund into the AIM International Core Equity Fund (formerly known as the INVESCO International Core Equity Fund), are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.
NOTE 9--INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2004 was $48,829,366 and $56,888,867, respectively.

   UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
   ------------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities      $39,161,687
   ------------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities     (6,411,498)
   ------------------------------------------------------------------------------
   Net unrealized appreciation of investment securities            $32,750,189
   ------------------------------------------------------------------------------

Cost of investments for tax purposes is $189,880,722.
NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES
Primarily as a result of differing book/tax treatment of foreign currency transactions, passive foreign investment company reclassifications and reorganization transaction, on October 31, 2004, undistributed net investment income (loss) was decreased by $41,348, undistributed net realized gain (loss) was increased by $37,421 and shares of beneficial interest increased by $3,927. Further, as a result of tax deferrals acquired in the reorganization of AIM International Core Equity Fund into the Fund, undistributed net investment income (loss) was decreased by $24,069, undistributed net realized gain (loss) was decreased by $11,477,811 and shares of beneficial interest increased by $11,501,880. This reclassification had no effect on the net assets of the Fund.
NOTE 11--SHARE INFORMATION
The Fund currently offers six different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R, Investor Class and Institutional Class shares are sold at net asset value. Under some circumstances, Class A and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                     CHANGES IN SHARES OUTSTANDING /(a)/
--------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                                          ---------------------------------------------------
                                                                    2004                       2003
                                                          ------------------------  -------------------------
                                                            SHARES       AMOUNT        SHARES       AMOUNT
--------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                  2,187,817  $ 21,070,438   11,803,712  $ 91,708,713
--------------------------------------------------------------------------------------------------------------
  Class B                                                    726,386     6,786,146       94,870       745,286
--------------------------------------------------------------------------------------------------------------
  Class C                                                    607,932     5,844,662    5,685,940    41,466,394
--------------------------------------------------------------------------------------------------------------
  Class R/(b)/                                               111,406     1,094,858           --            --
--------------------------------------------------------------------------------------------------------------
  Investor Class                                           1,427,600    14,079,460    2,285,934    17,798,452
--------------------------------------------------------------------------------------------------------------
  Institutional Class/(c)/                                 1,571,660    15,727,981           --            --
--------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                     17,683       156,851          735         6,423
--------------------------------------------------------------------------------------------------------------
  Class B                                                      5,564        49,244          113           988
--------------------------------------------------------------------------------------------------------------
  Class C                                                      6,021        52,143           --            --
--------------------------------------------------------------------------------------------------------------
  Class R/(b)/                                                   422         3,742           --            --
--------------------------------------------------------------------------------------------------------------
  Investor Class                                              11,868       106,340        9,937        87,741
--------------------------------------------------------------------------------------------------------------
Issued in connection with acquisitions:/(d)/
  Class A                                                  5,517,421    48,731,245           --            --
--------------------------------------------------------------------------------------------------------------
  Class B                                                  2,132,563    18,784,595           --            --
--------------------------------------------------------------------------------------------------------------
  Class C                                                  4,224,998    36,433,079           --            --
--------------------------------------------------------------------------------------------------------------
  Class R/(b)/                                               127,020     1,121,998           --            --
--------------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares to Class A shares:
  Class A                                                    169,160     1,680,849           --            --
--------------------------------------------------------------------------------------------------------------
  Class B                                                   (170,086)   (1,680,849)          --            --
--------------------------------------------------------------------------------------------------------------
Reacquired:/(e)/
  Class A                                                 (2,363,667)  (23,262,195) (11,974,236)  (93,606,286)
--------------------------------------------------------------------------------------------------------------
  Class B                                                   (477,775)   (4,653,991)     (40,820)     (326,775)
--------------------------------------------------------------------------------------------------------------
  Class C                                                 (1,576,001)  (15,078,644)  (5,535,854)  (40,560,831)
--------------------------------------------------------------------------------------------------------------
  Class R/(b)/                                               (37,343)     (371,198)          --            --
--------------------------------------------------------------------------------------------------------------
  Investor Class                                          (2,585,961)  (25,621,003)  (2,506,238)  (19,185,540)
--------------------------------------------------------------------------------------------------------------
  Institutional Class/(c)/                                   (16,410)     (166,035)          --            --
--------------------------------------------------------------------------------------------------------------
                                                          11,618,278  $100,889,716     (175,907) $ (1,865,435)
--------------------------------------------------------------------------------------------------------------

/(a)/There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and in the aggregate it owns 13% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder is also owned beneficially. 5% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are mutual funds that are advised by AIM.
/(b)/Class R shares commenced sales on November 24, 2003.
/(c)/Institutional Class shares commenced sales on April 30, 2004.
/(d)/As of the opening of business on November 24, 2003, the AIM International
     Core Equity Fund (formerly INVESCO International Core Equity Fund) acquired all of the net assets of AIM International Core Equity Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 9, 2003 and AIM International Core Equity Fund shareholders on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 12,002,001 shares of the Fund for 7,980,438 shares of AIM International Core Equity Fund outstanding as of the close of business November 21, 2003. AIM International Core Equity Fund net assets at that date of $105,070,917 including $15,892,958 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $59,505,921.
/(e)/Amount is net of redemption fees of $1,154, $454, $725, $32, $1,030 and $86 for Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares for 2004 and $406, $46, $317 and $6,084 for Class A, Class B, Class C and Investor Class shares for 2003, respectively.
NOTE 12--FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      CLASS A
                                                                   ---------------------------------------
                                                                                                   MARCH 28,
                                                                                                     2002
                                                                            YEAR ENDED            (DATE SALES
                                                                           OCTOBER 31,           COMMENCED) TO
                                                                   -----------------------------  OCTOBER 31,
                                                                         2004          2003          2002
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  8.74          $ 7.31         $  8.96
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.09/(a)/       0.07/(a)/       0.01
----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     1.72            1.39           (1.66)
----------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  1.81            1.46           (1.65)
----------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                            (0.03)          (0.03)             --
----------------------------------------------------------------------------------------------------------------
Redemption fees added to shares of beneficial interests               0.00            0.00            0.00
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 10.52          $ 8.74         $  7.31
----------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                    20.78%          19.96%         (18.42)%
----------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $60,603          $2,033         $ 2,944
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.84%/(c)(d)/   1.87%           1.48%/(e)/
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  0.94%/(c)/      0.91%           0.47%/(e)/
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                                            69%             51%             44%
----------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(c)/Ratios are based on average daily net assets of $56,187,616.
/(d)/After fee waivers and/or expense reimbursements. Ratio of expense to average net assets prior to fee waivers and/or expense reimbursements was 1.86%.
/(e)/Annualized.
/(f)/Not annualized for periods less than one year.

                                                                                     CLASS B
                                                                   ------------------------------------
                                                                                             MARCH 28, 2002
                                                                          YEAR ENDED          (DATE SALES
                                                                          OCTOBER 31,        COMMENCED) TO
                                                                   -------------------------  OCTOBER 31,
                                                                       2004         2003         2002
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  8.72       $ 7.31         $  8.96
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        0.02/(a)/    0.00/(a)/      (0.01)/(a)/
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     1.71         1.43           (1.64)
--------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  1.73         1.43           (1.65)
--------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                            (0.02)       (0.02)             --
--------------------------------------------------------------------------------------------------------------
Redemption fees added to shares of beneficial interests               0.00         0.00            0.00
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 10.43       $ 8.72         $  7.31
--------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                    19.92%       19.50%         (18.42)%
--------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $23,812       $  573         $    84
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      2.53%/(c)/   2.75%           2.60%/(d)/
--------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   2.57%/(c)/   4.13%           2.60%/(d)/
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           0.25%/(c)/   0.03%          (0.14)%/(d)/
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                            69%          51%             44%
--------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(c)/Ratios are based on average daily net assets of $22,321,022.
/(d)/Annualized.
/(e)/Not annualized for periods less than one year.

                                                                                               CLASS C
                                                                   ---------------------------------------------------------------
                                                                                                                   FEBRUARY 14,
                                                                                                                 2000 (DATE SALES
                                                                              YEAR ENDED OCTOBER 31,              COMMENCED) TO
                                                                   -------------------------------------------     OCTOBER 31,
                                                                       2004         2003       2002      2001          2000
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  8.53       $ 7.16      $  8.06   $ 11.14        $12.06
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        0.04/(a)/    0.00/(a)/   (0.02)    (0.02)        (0.04)/(a)/
-----------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     1.67         1.37        (0.88)    (2.12)        (0.88)
-----------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  1.71         1.37        (0.90)    (2.14)        (0.92)
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.02)          --           --     (0.00)           --
-----------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                 --           --           --     (0.94)           --
-----------------------------------------------------------------------------------------------------------------------------------
    Total distributions                                              (0.02)          --           --     (0.94)           --
-----------------------------------------------------------------------------------------------------------------------------------
Redemption fees added to shares of beneficial interests               0.00         0.00         0.00      0.00          0.00
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 10.22       $ 8.53      $  7.16   $  8.06        $11.14
-----------------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                    20.13%       19.13%      (11.17)%  (20.75)%       (7.63)%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $36,490       $2,608      $ 1,115   $ 1,272        $1,082
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      2.41%/(c)/   2.75%        2.75%     2.76%         2.47%/(d)/
-----------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   2.46%/(c)/   4.14%        3.52%     3.02%         2.47%/(d)/
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           0.37%/(c)/   0.03%       (0.43)%   (0.62)%       (0.56)%/(d)/
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                            69%          51%          44%       54%           59%
-----------------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(c)/Ratios are based on average daily net assets of $36,093,446.
/(d)/Annualized.
/(e)/Not annualized for periods less than one year.

                                                                                        INVESTOR CLASS
                                                                   ------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                                   ------------------------------------------------------
                                                                       2004          2003       2002      2001      2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  8.83       $  7.35      $  8.17   $ 11.16   $ 11.23
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        0.09/(a)/     0.06/(a)/    0.05      0.03     (0.01)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     1.75          1.44        (0.87)    (2.07)     0.27
---------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  1.84          1.50        (0.82)    (2.04)     0.26
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.03)        (0.02)          --     (0.01)    (0.05)
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                 --            --           --     (0.94)    (0.28)
---------------------------------------------------------------------------------------------------------------------------
    Total distributions                                              (0.03)        (0.02)          --     (0.95)    (0.33)
---------------------------------------------------------------------------------------------------------------------------
Redemption fees added to shares of beneficial interests               0.00          0.00         0.00      0.00      0.00
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 10.64       $  8.83      $  7.35   $  8.17   $ 11.16
---------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                    20.84%        20.42%      (10.04)%  (19.74)%    2.66%
---------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $44,345       $46,920      $40,620   $46,562   $61,708
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.84%/(c)/    2.00%        1.99%     1.89%     2.04%
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.89%/(c)/    2.26%        1.99%     1.89%     2.04%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           0.94%/(c)/    0.78%        0.42%     0.12%    (0.37)%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 69%           51%          44%       54%       59%
---------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
/(c)/Ratios are based on average daily net assets of $48,843,698.

                                                                CLASS R
                                                            ----------------
                                                              NOVEMBER 24,
                                                            2003 (DATE SALES
                                                             COMMENCED) TO
                                                              OCTOBER 31,
                                                                  2004
  ---------------------------------------------------------------------------
  Net asset value, beginning of period                           $ 8.90
  ---------------------------------------------------------------------------
  Income from investment operations:
    Net investment income (loss)                                   0.08/(a)/
  ---------------------------------------------------------------------------
    Net gains on securities (both realized and unrealized)         1.56
  ---------------------------------------------------------------------------
      Total from investment operations                             1.64
  ---------------------------------------------------------------------------
  Less dividends from net investment income                       (0.03)
  ---------------------------------------------------------------------------
  Redemption fees added to shares of beneficial interest           0.00
  ---------------------------------------------------------------------------
  Net asset value, end of period                                 $10.51
  ---------------------------------------------------------------------------
  Total return/(b)/                                               18.49%
  ---------------------------------------------------------------------------
  Ratios/supplemental data:
  Net assets, end of period (000s omitted)                       $2,118
  ---------------------------------------------------------------------------
  Ratio of expenses to average net assets:
    With fee waivers and/or expense reimbursements                 1.91%/(c)/
  ---------------------------------------------------------------------------
    Without fee waivers and/or expense reimbursements              1.93%/(c)/
  ---------------------------------------------------------------------------
  Ratio of net investment income to average net assets             0.87%/(c)/
  ---------------------------------------------------------------------------
  Portfolio turnover rate/(d)/                                       69%
  ---------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of $1,622,463. /(d)/Not annualized for periods less than one year.

                                                           INSTITUTIONAL CLASS
                                                           -------------------
                                                             APRIL 30, 2004
                                                               (DATE SALES
                                                              COMMENCED) TO
                                                            OCTOBER 31, 2004
 -----------------------------------------------------------------------------
 Net asset value, beginning of period                            $  9.78
 -----------------------------------------------------------------------------
 Income from investment operations:
   Net investment income (loss)                                     0.09/(a)/
 -----------------------------------------------------------------------------
   Net gains on securities (both realized and unrealized)           0.69
 -----------------------------------------------------------------------------
     Total from investment operations                               0.78
 -----------------------------------------------------------------------------
 Less dividends from net investment income                            --
 -----------------------------------------------------------------------------
 Redemption fees added to shares of beneficial interest             0.00
 -----------------------------------------------------------------------------
 Net asset value, end of period                                  $ 10.56
 -----------------------------------------------------------------------------
 Total return/(b)/                                                  7.97%
 -----------------------------------------------------------------------------
 Ratios/supplemental data:
 Net assets, end of period (000s omitted)                        $16,421
 -----------------------------------------------------------------------------
 Ratio of expenses to average net assets                            1.07%/(c)/
 -----------------------------------------------------------------------------
 Ratio of net investment income to average net assets               1.71%/(c)/
 -----------------------------------------------------------------------------
 Portfolio turnover rate/(d)/                                         69%
 -----------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of $7,165,000. /(d)/Not annualized for periods less than one year.
NOTE 13--LEGAL PROCEEDINGS
Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.
The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.
  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.
  In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.
  Settled Enforcement Actions and Investigations Related to Market Timing
  On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.
  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.
  The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.
  Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.
  None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.
  Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.
  In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.
  On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.
  On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.
  As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.
  At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.
  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.
  Ongoing Regulatory Inquiries Concerning IFG and AIM
  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.
  Private Civil Actions Alleging Market Timing
  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.
  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.
  Private Civil Actions Alleging Improper Use of Fair Value Pricing
  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.
  Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.
  Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes
  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.
  Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements
  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and Shareholders of
AIM International Core Equity Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM International Core Equity Fund (formerly known as INVESCO International Core Equity Fund, hereafter referred to as the "Fund") at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
/s/ PRICEWATERHOUSECOOPERS LLP
December 20, 2004
Houston, Texas
REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
For the fiscal year ended October 31, 2004, the amount of income received by the fund from sources within foreign countries and possessions of the United States was $0.2782 (representing a total of $5,050,420). Of the foreign source income, $0.1736 per share is considered qualified dividend income. Foreign source income with the required adjustments for qualified dividends is $0.1793 per share. The amount of taxes paid by the fund to such countries for the fiscal year ended October 31, 2004 was $0.0336 per share (representing a total of $609,059). The following table provides a breakdown by country of ordinary income received and foreign taxes paid by the Fund during the fiscal year ended October 31, 2004. The per share amount is based on shareholders of record on December 16, 2004.

                                                          ADJUSTED
                              FOREIGN  FOREIGN  FOREIGN   FOREIGN
                               SOURCE    TAX   QUALIFIED   SOURCE
              COUNTRY         INCOME % PAID %  DIVIDEND % INCOME %
              -------         -------- ------- ---------- --------
              Australia         3.56%   3.55%     2.43%     4.18%
              ----------------------------------------------------
              Canada            0.60%   0.58%     0.18%     0.83%
              ----------------------------------------------------
              Denmark           3.70%   4.61%     1.63%     4.85%
              ----------------------------------------------------
              Finland           5.41%   6.72%     0.14%     8.31%
              ----------------------------------------------------
              France            6.16%   6.23%     3.90%     7.40%
              ----------------------------------------------------
              Germany           2.99%   3.73%     3.59%     2.66%
              ----------------------------------------------------
              Hong Kong         1.16%   0.00%     0.00%     1.80%
              ----------------------------------------------------
              Italy             2.93%   3.65%     0.00%     4.55%
              ----------------------------------------------------
              Japan             8.85%   5.45%    14.07%     5.96%
              ----------------------------------------------------
              Mexico            2.06%   0.00%     3.31%     1.38%
              ----------------------------------------------------
              The Netherlands  13.41%  16.88%    12.69%    13.81%
              ----------------------------------------------------
              Norway            1.43%   1.78%     0.00%     2.22%
              ----------------------------------------------------
              Portugal          0.98%   1.01%     1.57%     0.65%
              ----------------------------------------------------
              South Korea       4.90%   6.91%     2.71%     6.10%
              ----------------------------------------------------
              Spain             3.92%   4.84%     5.57%     3.01%
              ----------------------------------------------------
              Sweden            6.77%   8.42%     7.99%     6.10%
              ----------------------------------------------------
              Switzerland       6.55%   2.02%     6.00%     6.85%
              ----------------------------------------------------
              United Kingdom    24.62%  23.62%    34.22%    19.34%
              ----------------------------------------------------
              Total            100.00% 100.00%   100.00%   100.00%
              ----------------------------------------------------

OTHER INFORMATION
TRUSTEES AND OFFICERS
As of October 31, 2004
The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND           TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                               OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST   OR OFFICER SINCE   DURING PAST 5 YEARS                                   HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
  Interested Persons
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham/1/ -- 1946     1991               Director and Chairman, A I M Management Group Inc.     None
  Trustee and President                              (financial services holding company); and Director
                                                     and Vice Chairman, AMVESCAP PLC and Chairman,
                                                     AMVESCAP PLC -- AIM Division (parent of AIM and a
                                                     global investment management firm)
                                                     Formerly: President and Chief Executive Officer,
                                                     A I M Management Group Inc.; Director, Chairman
                                                     and President, A I M Advisors, Inc. (registered
                                                     investment advisor); Director and Chairman, A I M
                                                     Capital Management, Inc. (registered investment
                                                     advisor), A I M Distributors, Inc. (registered
                                                     broker dealer), AIM Investment Services, Inc.,
                                                     (registered transfer agent), and Fund Management
                                                     Company (registered broker dealer); and Chief
                                                     Executive Officer, AMVESCAP PLC -- Managed
                                                     Products
------------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson/2/ -- 1951   2003               Director, President and Chief Executive Officer,       None
  Trustee and Executive Vice                         A I M Management Group Inc. (financial services
  President                                          holding company); Director, Chairman and
                                                     President, A I M Advisors, Inc. (registered
                                                     investment advisor); Director, A I M Capital
                                                     Management, Inc. (registered investment advisor)
                                                     and A I M Distributors, Inc. (registered broker
                                                     dealer); Director and Chairman, AIM Investment
                                                     Services, Inc. (registered transfer agent), Fund
                                                     Management Company (registered broker dealer) and
                                                     INVESCO Distributors Inc. (registered broker
                                                     dealer); and Chief Executive Officer, AMVESCAP PLC
                                                     -- AIM Division (parent of AIM and a global
                                                     investment management firm)
                                                     Formerly: Director, Chairman, President and Chief
                                                     Executive Officer, INVESCO Funds Group, Inc.;
                                                     President and Chief Executive Officer, INVESCO
                                                     Distributors, Inc.; Chief Executive Officer,
                                                     AMVESCAP PLC -- Managed Products; Chairman and
                                                     Chief Executive Officer of NationsBanc Advisors,
                                                     Inc.; and Chairman of NationsBanc Investments,
                                                     Inc.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Bruce L. Crockett/3/-- 1944       1992               Chairman, Crockett Technology Associates               ACE Limited (insurance
Trustee and Chair                                    (technology consulting company)                        company); and Captaris,
                                                                                                            Inc.(unified messaging
                                                                                                            provider)
------------------------------------------------------------------------------------------------------------------------------------
Bob R. Baker -- 1936              2003               Retired                                                None
Trustee                                              Formerly: President and Chief Executive Officer,
                                                     AMC Cancer Research Center; and Chairman and Chief
                                                     Executive Officer, First Columbia Financial
                                                     Corporation
------------------------------------------------------------------------------------------------------------------------------------
Frank S. Bayley -- 1939           2001               Retired                                                Badgley Funds, Inc.
Trustee                                              Formerly: Partner, law firm of Baker & McKenzie        (registered investment
                                                                                                            company)
------------------------------------------------------------------------------------------------------------------------------------
James T. Bunch -- 1942            2003               Co-President and Founder, Green, Manning & Bunch       None
Trustee                                              Ltd., (investment banking firm); and Director,
                                                     Policy Studies, Inc. and Van Gilder Insurance
                                                     Corporation
------------------------------------------------------------------------------------------------------------------------------------
Albert R. Dowden -- 1941          2000               Director of a number of public and private             Cortland Trust, Inc.
Trustee                                              business corporations, including the Boss Group        (Chairman)(registered
                                                     Ltd. (private investment and management) and           investment company);
                                                     Magellan Insurance Company                             Annuity and Life Re
                                                     Formerly: Director, President and Chief Executive      (Holdings), Ltd.
                                                     Officer, Volvo Group North America, Inc.; Senior       (insurance company)
                                                     Vice President, AB Volvo; and director of various
                                                     affiliated Volvo companies
------------------------------------------------------------------------------------------------------------------------------------
Edward K. Dunn, Jr. -- 1935       1998               Retired                                                None
Trustee                                              Formerly: Chairman, Mercantile Mortgage
                                                     Corp.; President and Chief Operating Officer,
                                                     Mercantile-Safe Deposit & Trust Co.; and
                                                     President, Mercantile Bankshares Corp.
------------------------------------------------------------------------------------------------------------------------------------
Jack M. Fields -- 1952            1997               Chief Executive Officer, Twenty First Century          Administaff, and
                                                     Trustee Group, Inc. (government affairs company)       Discovery Global
                                                     and Texana Timber LP (sustainable forestry company)    Education Fund
                                                                                                            (non-profit)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

/1/ Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
/2/ Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
/3/ Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.
As of October 31, 2004
The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND                TRUSTEE AND/      PRINCIPAL OCCUPATION(S)                             OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST        OR OFFICER SINCE  DURING PAST 5 YEARS                                 HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
 Carl Frischling -- 1937               1991              Partner, law firm of Kramer Levin Naftalis and      Cortland Trust, Inc.
 Trustee                                                 Frankel LLP                                         (registered investment
                                                                                                             company)
----------------------------------------------------------------------------------------------------------------------------------
 Gerald J. Lewis -- 1933               2003              Chairman, Lawsuit Resolution Services (California)  General Chemical Group,
 Trustee                                                 Formerly: Associate Justice of the California       Inc.
                                                         Court of Appeals
-----------------------------------------------------------------------------------------------------------------------------------
 Prema Mathai-Davis -- 1950            1998              Formerly: Chief Executive Officer, YWCA of the USA  None
 Trustee
-----------------------------------------------------------------------------------------------------------------------------------
 Lewis F. Pennock -- 1942              1991              Partner, law firm of Pennock & Cooper               None
 Trustee
----------------------------------------------------------------------------------------------------------------------------------
 Ruth H. Quigley -- 1935               2001              Retired                                             None
 Trustee
-----------------------------------------------------------------------------------------------------------------------------------
 Louis S. Sklar -- 1939                1991              Executive Vice President, Development and           None
 Trustee                                                 Operations Hines Interests Limited Partnership
                                                         (real estate development company)
-----------------------------------------------------------------------------------------------------------------------------------
 Larry Soll -- 1942                    2003              Retired                                             None
 Trustee
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Other Officers
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Lisa O. Brinkley/4/ -- 1959           2004              Senior Vice President, A I M Management Group Inc.  N/A
 Senior Vice President and                               (financial services holding company); Senior Vice
 Chief Compliance Officer                                President and Chief Compliance Officer, A I M
                                                         Advisors, Inc.; Vice President and Chief
                                                         Compliance Officer, A I M Capital Management, Inc.
                                                         and A I M Distributors, Inc.; and Vice President,
                                                         AIM Investment Services, Inc. and Fund Management
                                                         Company
                                                         Formerly: Senior Vice President and Compliance
                                                         Director, Delaware Investments Family of Funds.
-----------------------------------------------------------------------------------------------------------------------------------
 Kevin M. Carome -- 1956               2003              Director, Senior Vice President, Secretary and      N/A
 Senior Vice President, Secretary and                    General Counsel, A I M Management Group Inc.
 Chief Legal Officer                                     (financial services holding company) and A I M
                                                         Advisors, Inc.; Director and Vice President,
                                                         INVESCO Distributors, Inc.; Vice President, A I M
                                                         Capital Management, Inc., and AIM Investment
                                                         Services, Inc.; Director, Vice President and
                                                         General Counsel, Fund Management Company and
                                                         Senior Vice President, A I M Distributors, Inc.
                                                         Formerly: Senior Vice President and General
                                                         Counsel, Liberty Financial Companies, Inc.; and
                                                         Senior Vice President and General Counsel, Liberty
                                                         Funds Group, LLC and Vice President A I M
                                                         Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Robert G. Alley -- 1948               1994              Managing Director, Chief Fixed Income Officer and   N/A
 Vice President                                          Senior Investment Officer, A I M Capital
                                                         Management, Inc., and Vice President, A I M
                                                         Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Stuart W. Coco -- 1955                2002              Managing Director and Director of Money Market      N/A
 Vice President                                          Research and Special Projects, A I M Capital
                                                         Management, Inc.; and Vice President, A I M
                                                         Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Sidney M. Dilgren -- 1961             2004              Vice President and Fund Treasurer, A I M Advisors,  N/A
 Vice President and Treasurer                            Inc.
                                                         Formerly, Senior Vice President, AIM Investment
                                                         Services, Inc.; and Vice President, AIM
                                                         Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Karen Dunn Kelley -- 1960             2004              Director of Cash Management, Managing Director and  N/A
 Vice President                                          Chief Cash Management Officer, A I M Capital
                                                         Management, Inc.; Director and President, Fund
                                                         Management Company; and Vice President, A I M
                                                         Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Edgar M. Larsen -- 1940               1999              Executive Vice President, A I M Management Group,   N/A
 Vice President                                          Inc.; Senior Vice President, A I M Advisors, Inc.,
                                                         and President, Director of Investments, Chief
                                                         Executive Officer and Chief Investment Officer,
                                                         A I M Capital Management, Inc.
                                                         Formerly: Director of AIM Advisors, Inc. and A I M
                                                         Management Group Inc., A I M Advisors, Inc.; and
                                                         Director and Chairman, A I M Capital Management,
                                                         Inc.
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

/4/ Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND             INVESTMENT ADVISOR        DISTRIBUTOR              AUDITORS
11 Greenway Plaza.             A I M Advisors, Inc       A I M Distributors, Inc. PricewaterhouseCoopers LLP
Suite 100                      11 Greenway Plaza         11 Greenway Plaza        1201 Louisiana Street
Houston, TX 77046-1173         Suite 100                 Suite 100                Suite 2900
                               Houston, TX 77046-1173    Houston, TX 77046-1173   Houston, TX 77002-5678
COUNSEL TO THE FUND            COUNSEL TO THE DIRECTORS  TRANSFER AGENT           CUSTODIAN
Ballard Spahr                  Kramer, Levin, Naftalis & AIM Investment Services, State Street Bank and Trust
                                                         Inc.
Andrews & Ingersoll, LLP       Frankel LLP               P.O. Box 4739            Company
1735 Market Street, 51st Floor 919 Third Avenue          Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599    New York, NY 10022-3852                            Boston, MA 02110-2801

SUB-ADVISOR
INVESCO Global Asset Management (N.A.), Inc.
One Midtown Plaza
1360 Peachtree Street, N.E
Suite 100
Atlanta, GA 30309

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2004, 0% is eligible for the dividends received deduction for corporations.
For its tax year ended October 31, 2004, the Fund designates 0%, or the maximum allowable, of its dividend distribution as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported on Form 1099-DIV. You should consult your tax advisor regarding treatment of these amounts.

        DOMESTIC EQUITY                       INTERNATIONAL/GLOBAL EQUITY                       FIXED INCOME
AIM Aggressive Growth Fund             AIM Asia Pacific Growth Fund              TAXABLE
AIM Balanced Fund*                     AIM Developing Markets Fund               AIM Floating Rate Fund
AIM Basic Balanced Fund*               AIM European Growth Fund                  AIM High Yield Fund
AIM Basic Value Fund                   AIM European Small Company Fund/5/        AIM Income Fund
AIM Blue Chip Fund                     AIM Global Aggressive Growth Fund         AIM Intermediate Government Fund
AIM Capital Development Fund           AIM Global Equity Fund/6/                 AIM Limited Maturity Treasury Fund
AIM Charter Fund                       AIM Global Growth Fund                    AIM Money Market Fund
AIM Constellation Fund                 AIM Global Value Fund                     AIM Short Term Bond Fund
AIM Core Stock Fund/1/                 AIM International Core Equity Fund/1/     AIM Total Return Bond Fund
AIM Dent Demographic Trends Fund       AIM International Emerging Growth Fund/7/ Premier U.S. Government Money Portfolio/1/
AIM Diversified Dividend Fund          AIM International Growth Fund
AIM Dynamics Fund/1/                   AIM Trimark Fund                          TAX-FREE
AIM Emerging Growth Fund                                                         AIM High Income Municipal Fund
AIM Large Cap Basic Value Fund                       SECTOR EQUITY               AIM Municipal Bond Fund
AIM Large Cap Growth Fund              AIM Advantage Health Sciences Fund/1/     AIM Tax-Exempt Cash Fund
AIM Libra Fund                         AIM Energy Fund/1/                        AIM Tax-Free Intermediate Fund
AIM Mid Cap Basic Value Fund           AIM Financial Services Fund/1/
AIM Mid Cap Core Equity Fund/2/        AIM Global Health Care Fund                        AIM ALLOCATION SOLUTIONS
AIM Mid Cap Growth Fund                AIM Gold & Precious Metals Fund/1/        AIM Aggressive Allocation Fund
AIM Mid Cap Stock Fund/1/              AIM Health Sciences Fund/1/               AIM Conservative Allocation Fund
AIM Opportunities I Fund               AIM Leisure Fund/1/                       AIM Moderate Allocation Fund
AIM Opportunities II Fund              AIM Multi-Sector Fund/1/
AIM Opportunities III Fund             AIM Real Estate Fund
AIM Premier Equity Fund                AIM Technology Fund/1/
AIM S&P 500 Index Fund/1/              AIM Utilities Fund/1/
AIM Select Equity Fund
AIM Small Cap Equity Fund/3/           ====================================================================================
AIM Small Cap Growth Fund/4/           CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
AIM Small Company Growth Fund/1/       FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR
AIM Total Return Fund*/1/              FINANCIAL ADVISOR AND READ IT THOROUGHLY BEFORE INVESTING.
AIM Trimark Endeavor Fund              ====================================================================================
AIM Trimark Small Companies Fund
AIM Weingarten Fund

*  Domestic equity and income fund
(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) AIM International Emerging Growth Fund will close to new investors when net assets reach $500 million.
   If used after January 20, 2005, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.
AIM Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $132 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $363 billion in assets under management. Data as of September
30, 2004.
 AIMinvestments.com               I-ICE-AR-1           A I M Distributors, Inc.
                         [Your goals. Our solutions.]
                           - Registered Trademark -
 Mutual Retirement Annuities College Separately Offshore Alternative    Cash
 Funds   Products            Savings  Managed   Products Investments Management
                              Plans   Accounts
                            [AIM Investments Logo]
                           - Registered Trademark -

ITEM 2.    CODE OF ETHICS.

              As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
..

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

              The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Prema Mathai-Davis. Dr. Mathai-Davis is "independent" within the meaning of that term as used in Form N-CSR.


ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

FEES BILLED BY PWC RELATED TO THE REGISTRANT

         PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

                                                  Percentage of Fees                                  Percentage of Fees
                                                 Billed Applicable to                                Billed Applicable to
                                                  Non-Audit Services                                  Non-Audit Services
                                                 Provided for fiscal                                 Provided for fiscal
                         Fees Billed for            year end 2004       Fees Billed for Services    year end 2003 Pursuant
                       Services Rendered to     Pursuant to Waiver of        Rendered to the             to Waiver of
                        the Registrant for           Pre-Approval         Registrant for fiscal           Pre-Approval
                       fiscal year end 2004         Requirement(1)            year end 2003            Requirement(1)(2)
                       --------------------      -------------------      ---------------------       -------------------
Audit Fees             $            213,253                      N/A      $             229,726                       N/A
Audit-Related Fees     $                  0                        0%     $                   0                         0%
Tax Fees(3)            $             50,567                        0%     $              49,317                         0%
All Other Fees         $                  0                        0%     $                   0                         0%
                       --------------------                               ---------------------
Total Fees             $            263,820                        0%     $             279,043                         0%

PWC billed the Registrant aggregate non-audit fees of $50,567 for the fiscal year ended 2004, and $49,317 for the fiscal year ended 2003, for non-audit services rendered to the Registrant.

--------------------------------------------------------------------------------

(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(3) Tax fees for the fiscal year end October 31, 2004 includes fees billed for reviewing tax returns and consultation services. Tax fees for fiscal year end October 31, 2003 includes fees billed for reviewing tax returns.

FEES BILLED BY PWC RELATED TO AIM AND AIM AFFILIATES

         PWC billed AIM Advisors, Inc. ("AIM"), the Registrant's adviser, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant ("AIM Affiliates") aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:

                       Fees Billed for Non-                              Fees Billed for Non-
                          Audit Services        Percentage of Fees          Audit Services          Percentage of Fees
                       Rendered to AIM and      Billed Applicable to     Rendered to AIM and       Billed Applicable to
                        AIM Affiliates for       Non-Audit Services       AIM Affiliates for        Non-Audit Services
                       fiscal year end 2004   Provided for fiscal year   fiscal year end 2003    Provided for fiscal year
                        That Were Required      end 2004 Pursuant to      That Were Required       end 2003 Pursuant to
                        to be Pre-Approved         Waiver of Pre-         to be Pre-Approved          Waiver of Pre-
                       by the Registrant's            Approval            by the Registrant's            Approval
                         Audit Committee           Requirement(1)          Audit Committee(2)        Requirement(1)(3)
                       --------------------     --------------------      --------------------     --------------------
Audit-Related Fees     $                  0                        0%     $                  0                        0%
Tax Fees               $                  0                        0%     $                  0                        0%
All Other Fees         $                  0                        0%     $                  0                        0%
                       --------------------                               --------------------
Total Fees(4)          $                  0                        0%     $                  0                        0%

--------------------------------------------------------------------------------

(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, AIM and AIM Affiliates to PWC during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the fees billed for non-audit services shown in this column only represents fees for pre-approved non-audit services rendered after May 6, 2003, to AIM and AIM Affiliates.

(3) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(4) Including the fees for services not required to be pre-approved by the registrant's audit committee, PWC billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2004, and $0 for the fiscal year ended 2003, for non-audit services rendered to AIM and AIM Affiliates.

         The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM and AIM Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC's independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                the AIM Funds and the INVESCO Funds (the "Funds")
                         Last Amended September 14, 2004


STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Directors/Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of general pre-approved fee levels will also require specific pre-approval by the Audit Committees.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and states otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

DELEGATION

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Directors. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

AUDIT SERVICES

The annual audit services engagement terms (including fees) will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

GENERAL PRE-APPROVAL OF NON-AUDIT SERVICES

The Audit Committees may provide general pre-approval of types of non-audit services described in this Section IV to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Provider before a tax court, district court or federal court of claims.

ALL OTHER SERVICES

The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

SPECIFIC PRE-APPROVAL OF NON-AUDIT SERVICES

The Audit Committees may provide specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the auditor, is consistent with the SEC Rules on auditor independence, and otherwise conforms to the Audit Committees' general principles and policies as set forth herein.

PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval of fees or established amounts for services to be provided by the Auditor under general pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum such amounts will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific pre-approval by the Audit Committees. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

PROCEDURES

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees where possible and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1 TO PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND
PROCEDURES

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund's financial statements)

         o Bookkeeping or other services related to the accounting records or financial statements of the audit client

         o Financial information systems design and implementation Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

         o        Actuarial services

         o        Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

         o        Management functions

         o        Human resources

         o Broker-dealer, investment adviser, or investment banking services

         o        Legal services

         o        Expert services unrelated to the audit

         o Any other service that the Public Company Oversight Board determines by regulation is impermissible

ITEM 5.       AUDIT COMMITTEE OF LISTED REGISTRANTS.

                  Not applicable.

ITEM 6.      SCHEDULE OF INVESTMENTS.

                  Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                  Not applicable.

ITEM 8.      PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

                  Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                  Not applicable.

ITEM 10.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

                  None

ITEM 11.     CONTROLS AND PROCEDURES.

(a) As of December 16, 2004, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of December 16, 2004, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting. However, on September 20, 2004, the Registrant appointed a Chief Compliance Officer ("Registrant CCO") who reports to the Registrant's Board of Trustees. The Registrant CCO also serves as Chief Compliance Officer of A I M Advisors, Inc. ("AIM"), the investment advisor for the series portfolios of the Registrant. The Registrant CCO is a member of the Disclosure Controls Committee ("DCC") for the Registrant, which reports to the Registrant's PEO and PFO. The DCC is made up of employees of AIM some of whom are officers of the Registrant. Among other things, the DCC assists the PEO and PFO in their responsibilities related to internal control over financial reporting. The addition of the Registrant CCO is expected to enhance the Registrant's internal control over financial reporting.

ITEM 12.     EXHIBITS.

 12(a)(1)         Code of Ethics.

 12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

 12(a)(3)         Not applicable.

 12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:     AIM International Mutual Funds

By:      /s/ ROBERT H. GRAHAM
         --------------------------------------------
         Robert H. Graham
         Principal Executive Officer

Date:    January 5, 2005
         -------------------------


Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:      /s/ ROBERT H. GRAHAM
         --------------------------------------------
         Robert H. Graham
         Principal Executive Officer

Date:    January 5, 2005
         -------------------------


By:      /s/ SIDNEY M. DILGREN
         --------------------------------------------
         Sidney M. Dilgren
         Principal Financial Officer

Date:    January 5, 2005
         -------------------------

                                  EXHIBIT INDEX


12(a)(1)      Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)      Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.